Filed Pursuant to Rule 497
File No. 333-192770

PROSPECTUS SUPPLEMENT
(to Prospectus dated February 11, 2014)

Fifth Street Finance Corp.

13,250,000 Shares

Common Stock

We are offering 13,250,000 shares of our common stock. We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. We are managed by Fifth Street Management LLC.

Our common stock is listed on the NASDAQ Global Select Market under the symbol “FSC.” As of July 10, 2014 and March 31, 2014, the last reported sale price of our common stock on the NASDAQ Global Select Market was $10.10 and $9.46, respectively. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of March 31, 2014 was $9.81.

Investing in our common stock involves a high degree of risk and should be considered highly speculative. See “Risk Factors” beginning on page 15 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus supplement and the accompanying prospectus before investing and keep them for future reference. We file periodic reports, current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 10 Bank Street, 12th Floor, White Plains, New York 10606 or by telephone at (914) 286-6800 or on our website at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains information about us.

	Per Share	Total
Public offering price	$9.95	$131,837,500
Sales load (underwriting discount)(1)	$0.14	$1,855,000
Proceeds, before expenses, to us(2)	$9.81	$129,982,500

(1)	Fifth Street Management LLC has agreed to pay the underwriters a portion of the sales load in an amount equal to $0.8 million, or $0.062 per share (or approximately $0.9 million, or $0.062 per share, if the underwriters’ option to purchase additional shares is exercised in full), which is not reflected in the table above.
(2)	We estimate that we will incur approximately $300,000 (or $0.02 per share of the shares sold in this offering) of expenses relating to this offering, resulting in net proceeds, after sales load (underwriting discount) and expenses, to us of approximately $129.7 million.

The underwriters expect to deliver the shares on or about July 15, 2014.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have granted the underwriters an option, exercisable at any time until 30 days after the date of this prospectus supplement, to purchase up to 1,987,500 additional shares of our common stock.

Morgan Stanley	UBS Investment Bank	Deutsche Bank Securities	RBC Capital Markets
SMBC Nikko

The date of this prospectus supplement is July 11, 2014.

PROSPECTUS SUPPLEMENT

PROSPECTUS

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S-ii

ABOUT THIS PROSPECTUS SUPPLEMENT

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. Neither this prospectus supplement nor the accompanying prospectus constitutes an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our common stock. Our financial condition, results of operations and/or prospects may have changed since those dates. To the extent required by law, we will amend or supplement the information contained in this prospectus supplement and the accompanying prospectus to reflect any material changes to such information subsequent to the date of this prospectus supplement and the accompanying prospectus and prior to the completion of any offering pursuant to this prospectus supplement and the accompanying prospectus.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from or is additional to the information contained in the accompanying prospectus, you should rely only on the information contained in this prospectus supplement. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading “Available Information” before investing in our common stock.

Forward-Looking Statements

Information contained in this prospectus supplement and the accompanying prospectus may contain forward-looking statements. In addition, forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” in the accompanying prospectus and certain other factors noted throughout this prospectus supplement and the accompanying prospectus constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, or the Securities Act. For a list of factors that could affect these forward-looking statements, see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the accompanying prospectus.

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PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that is important to you. To understand the terms of the common stock offered pursuant to this prospectus supplement and the accompanying prospectus, you should read the entire prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the shares we are offering. Except as otherwise noted, all information in this prospectus supplement and the accompanying prospectus assumes no exercise of the underwriters’ option to purchase additional shares.

We commenced operations on February 15, 2007 as Fifth Street Mezzanine Partners III, L.P., a Delaware limited partnership. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a Delaware corporation. Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “Fifth Street” refer to Fifth Street Mezzanine Partners III, L.P. prior to the merger date and Fifth Street Finance Corp. on and after the merger date. In addition, the terms “Fifth Street Management” and “investment adviser” refer to Fifth Street Management LLC, our external investment adviser.

Fifth Street Finance Corp.

We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We are externally managed and advised by Fifth Street Management. Fifth Street Management is an affiliate of Fifth Street Capital LLC, a private investment firm founded and managed by our chief executive officer, and Fifth Street Management’s managing partner, Leonard M. Tannenbaum, who has led the investment of over $5 billion in small and mid-sized companies, and the origination of over 180 investment transactions since 1998.

Our investments generally range in size from $10 million to $100 million and are principally in the form of first lien, second lien and subordinated debt investments, which may also include an equity component. We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. As of March 31, 2014, 46.7% of our debt portfolio at fair value consisted of debt securities for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. Although our focus could change we are currently focusing our origination efforts on a prudent mix of first lien, second lien and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining adequate credit protection.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a business development company, we are generally only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. As of March 31, 2014, we had a debt to equity ratio (excluding SBA debentures) of 0.84x.

We have also elected to be treated and have qualified, and intend to continue to qualify, for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

In addition, we maintain two wholly-owned subsidiaries that are licensed as small business investment companies, or SBICs, and regulated by the Small Business Administration, or the SBA. The SBIC licenses allow us, through our wholly-owned subsidiaries, to issue SBA-guaranteed debentures. We received exemptive relief from the Securities and Exchange Commission, or SEC, to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act.

The following diagram depicts our organizational structure:

(1)	The Wells Fargo facility was terminated effective February 21, 2014.

Our Corporate Information

Our principal executive offices are currently located at 10 Bank Street, 12th Floor, White Plains, NY 10606 and our telephone number is (914) 286-6800. We expect to move our principal executive offices to 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830 during July 2014. We maintain a website on the Internet at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

Recent Developments

On April 10, 2014, Frank C. Meyer provided notice of his retirement from our Board of Directors and resigned effective as of such date. Our Board of Directors has determined to not fill the vacancy created by Mr. Meyer’s resignation and to decrease the size of the Board of Directors from eight members to seven members.

On July 2, 2014, we invested $50.2 million in SLF JV 1 to facilitate the acquisition of a $156.0 million portfolio of senior secured loans.

On July 7, 2014, our Board of Directors declared a monthly dividend of $0.0917 per share to be paid on September 30, 2014, October 31, 2014 and November 28, 2014 to shareholders of record as of September 15, 2014, October 15, 2014 and November 14, 2014, respectively.

The outstanding balance under the ING facility and Sumitomo facility as of July 9, 2014 was $247.3 million and $51.9 million, respectively.

Our net investment income is estimated to be between $0.24 and $0.26 per share for the quarter ended June 30, 2014.

The preliminary financial data included in this prospectus supplement has been prepared by, and is the responsibility of, our management. PricewaterhouseCoopers LLP has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. In addition, these estimates are subject to the completion of our financial closing procedures and are not a comprehensive statement of our financial results for the three months ended June 30, 2014. We advise you that our actual results may differ materially from these estimates as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for the three months ended June 30, 2014 are finalized.

Effective July 14, 2014, our principal executive offices will be located at 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830.

About the Offering

Common stock offered by us
13,250,000 shares
Common stock outstanding prior to this offering
139,189,449 shares
Common stock to be outstanding after this offering (assuming no exercise of the underwriters’ option to purchase additional shares)
152,439,449 shares
Option to purchase additional shares
1,987,500 shares
Use of proceeds
We intend to use the net proceeds from this offering to repay debt outstanding under one or more of our credit facilities. However, through reborrowing under our credit facilities, we intend to make investments in small and mid-sized companies (including investments made through our SBIC subsidiaries) in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus and may also use such funds for general corporate purposes, including for working capital requirements. We will invest any idle funds primarily in high quality, short-term debt securities, consistent with our business development company election and our election to be taxed as a RIC, at yields significantly below those we expect to earn on investments in small and mid-sized companies.
NASDAQ Global Select Market symbol
FSC
Investment advisory fees
Fifth Street Management serves as our investment adviser. We pay Fifth Street Management a fee for its services under the investment advisory agreement, consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2% of our gross assets, which includes any borrowings for investment purposes and excludes cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements). The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including (i) any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies, (ii) any gain realized on the extinguishment of our own debt and (iii) any other income of any kind that we are required to distribute to our stockholders in order to maintain our RIC status) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement with FSC CT, Inc., and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.
Administration agreement
FSC CT, Inc. serves as our administrator. We reimburse FSC CT, Inc. the allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs.
Distributions
We intend to pay monthly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board of Directors.

Our Board of Directors has declared the following upcoming dividends:

• $0.0833 per share, payable on July 31, 2014 to stockholders of record on July 15, 2014;

• $0.0833 per share, payable on August 29, 2014 to stockholders of record on August 15, 2014;

• $0.0917 per share, payable on September 30, 2014 to stockholders of record on September 15, 2014;

• $0.0917 per share, payable on October 31, 2014 to stockholders of record on October 15, 2014; and

• $0.0917 per share, payable on November 28, 2014 to stockholders of record on November 14, 2014.
Taxation
We have elected to be treated and have qualified, and we intend to continue to qualify, for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we currently distribute to our stockholders. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to timely filing the final tax return related to the year which generated such taxable income in order to avoid corporate-level federal income tax on such amounts.

Risk factors
Your investment in our common stock involves a high degree of risk and should be considered highly speculative. See “Risk Factors” in the accompanying prospectus for a discussion of factors you should carefully consider, including the risk of leverage, before investing in our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “you,” “us” or “Fifth Street,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	1.41	%(1)
Offering expenses (as a percentage of offering price)	0.23	%(2)
Dividend reinvestment plan fees	—	(3)
Total stockholder transaction expenses (as a percentage of offering price)	1.64%
Annual Expenses (as a percentage of net assets attributable to common stock):
Management fees	5.94	%(4)
Interest payments on borrowed funds (including other costs of servicing and offering debt securities)	3.62	%(5)
Other expenses	0.83	%(6)
Total annual expenses	10.39	%(7)

(1)	Represents the underwriting discount and commission with respect to the shares of our common stock sold by us in this offering. Fifth Street Management has agreed to pay the underwriters a portion of the sales load in an amount equal to 0.62%.
(2)	The expenses of this offering payable by us (other than the underwriting discount) are estimated to be approximately $300,000. If the underwriters exercise their option to purchase additional shares in full, the offering expenses borne by our stockholders (as a percentage of the offering price) will be approximately 0.20%.
(3)	The expenses of administering our dividend reinvestment plan are included in “other expenses.”
(4)	Our “management fees” consist of our base management fee and the incentive fees payable under our investment advisory agreement. The base management fee portion of our “management fees” reflected in the table above is 3.51%, which is calculated based on our net assets as of March 31, 2014 of $1.4 billion (rather than our gross assets), as adjusted for the expected proceeds of this offering. Our base management fee under the investment advisory agreement is calculated at an annual rate of 2% of our gross assets, including borrowings for investment purposes and excluding cash and cash equivalents. For purposes of this table, we have assumed gross assets of $2.6 billion, which equals our gross assets as of March 31, 2014, as adjusted for this offering and any other change in borrowings or issuances of securities since such date, and excluding an assumed cash and cash equivalents balance of $20.0 million.

The incentive fee portion of our “management fees” is 2.43%, which is calculated based on our estimated payment of $36.3 million in incentive fees to our investment adviser over the next 12 months. This calculation assumes that annual incentive fees earned by our investment adviser remain consistent with the incentive fees earned by our investment adviser during the six months ended March 31, 2014. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, is equal to 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a “catch up” provision measured at the end of each fiscal quarter. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to the investment adviser in any fiscal quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and
•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the investment adviser).

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date).

(5)	“Interest payments on borrowed funds (including other costs of servicing and offering debt securities)” represent our estimated annual interest payments and other costs of servicing and offering our debt securities and relate to borrowings under the ING facility, the Sumitomo facility and our SBA-guaranteed debentures, as well as our unsecured convertible notes (the “Convertible Notes”), 6.125% unsecured notes due 2028 (the “2028 Notes”), 5.875% unsecured notes due 2024 (the “2024 Notes”), the 4.875% unsecured notes due 2019 (the “2019 Notes” and together with the 2028 Notes and 2024 Notes, the “Notes”) and secured borrowings (see note 2 to Capitalization table), as well as any future borrowings. Although we expect our borrowings to fluctuate throughout the year, this item is based on estimated average borrowings of approximately $1.2 billion for the next 12 months. We do not expect to offer debt securities in the next 12 months or incur any expenses related thereto. The amount of leverage that we employ at any particular time will depend on, among other things, our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing.
(6)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(7)	“Total annual expenses” are presented as a percentage of net assets attributable to stockholders because our stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses, including interest expenses, offering expenses and all other costs related to servicing our borrowings, would remain at the levels set forth in the table above, and that you would pay a sales load of 1.50% (the expected underwriting discount to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$119	$321	$520	$1,000

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income portion of our incentive fee under the investment advisory agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the cash distribution payable to a participant by either (i) the greater of (a) the current net asset value per share of our common stock and (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value.

USE OF PROCEEDS

The net proceeds from our sale of the shares of common stock in this offering are estimated to be approximately $129.7 million, or $149.2 million if the underwriters’ option to purchase additional shares is exercised in full, and after deducting the underwriting discount of $0.14 per share and estimated offering expenses of $300,000 payable by us. Fifth Street Management has agreed to pay another approximately $0.8 million of underwriting discounts and commissions in connection with this offering (or approximately $0.9 million if the underwriters fully exercise their option to purchase additional shares).

We intend to use the net proceeds from this offering to repay debt outstanding under one or more of our credit facilities. However, through reborrowing under our credit facilities, we intend to make investments in small and mid-sized companies (including investments made through our SBIC subsidiaries) in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus and may use such funds for general corporate purposes, including for working capital requirements. As of July 9, 2014 we had $247.3 million outstanding under the ING facility. The ING facility has a maturity date of August 6, 2018 and bears interest at a rate of LIBOR (1-month) plus 2.25% per annum with no LIBOR floor. As of July 9, 2014, we had $51.9 million outstanding under the Sumitomo facility. The Sumitomo facility bears interest at a rate of LIBOR (1-month) plus 2.25% per annum, with no LIBOR floor, permits us to make new borrowings until September 6, 2016, matures on September 16, 2020 and includes an option for a one-year extension. We anticipate that substantially all of the net proceeds from this offering will be used as described above within three months. We will invest any idle funds primarily in high quality, short-term debt securities, consistent with our business development company election and our election to be taxed as a RIC, at yields significantly below those we expect to earn on investments in small and mid-sized companies. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in these securities unless such securities constitute cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements). Our ability to achieve our investment objective may be limited to the extent that the net proceeds from this offering, pending full investment, are held in lower-yielding interest-bearing deposits or other short-term instruments.

CAPITALIZATION

The following table sets forth our capitalization as of March 31, 2014:

•	on an actual basis; and
•	on an as adjusted basis to reflect the sale of 13,250,000 shares of common stock in this offering at a public offering price of $9.95 per share, less the underwriting discount of $0.14 per share and estimated offering expenses of $300,000 payable by us.

	As of March 31, 2014 (unaudited)
(amounts in thousands)	Actual	As Adjusted
Cash and cash equivalents	$45,396	$45,396
Long-term debt, including current maturities:
Credit facilities payable	576,681	$446,998	(1)
Convertible notes payable	115,000	115,000
SBA debentures payable	225,000	225,000
Secured borrowing	47,760	47,760	(2)
Notes payable	409,878	409,878
Total long-term debt(2)	1,374,319	1,244,636
Net assets:
Common stock, $0.01 par value (250,000 shares authorized; 139,138 shares outstanding actual, 152,388 shares outstanding as adjusted)	1,391	1,524
Additional paid-in-capital	1,510,547	1,640,097
Net unrealized appreciation on investments	25,084	25,084
Net realized loss on investments and interest rate swap	(152,925)	(152,925)
Accumulated overdistributed net investment income	(18,800)	(18,800)
Total net assets	1,365,297	1,494,980
Total capitalization	$2,739,616	2,739,616

(1)	We intend to use the net proceeds from this offering to repay debt outstanding under one or more of our credit facilities. See “Use of Proceeds.” As of July 9, 2014, we had credit facilities payable in the amount of $299.2 million due to net repayments under our credit facilities in the amount of $277.5 million subsequent to March 31, 2014. This table has not been adjusted to reflect such net borrowings.
(2)	Represents secured borrowings at fair value (proceeds of $47,760 at March 31, 2014). The Company follows the guidance in Accounting Standards Codification Topic 860 Transfers and Servicing when accounting for loan participations and other partial loan sales. See Notes 2 and 15 of the accompanying Notes to Consolidated Financial Statements for additional information.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial data should be read together with our Consolidated Financial Statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included elsewhere in this prospectus. The financial information as of and for the fiscal years ended September 30, 2009, 2010, 2011, 2012 and 2013, set forth below was derived from our audited Consolidated Financial Statements and related notes. The financial information as of and for the six months ended March 31, 2014 and 2013 was derived from our unaudited Consolidated Financial Statements and related notes. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. The historical financial information below may not be indicative of our future performance. Our results for the interim period may not be indicative of our results for the full year.

(dollars in thousands, except per share amounts)	As of and for the Six Months Ended		As of and for the Year Ended
	March 31, 2014	March 31, 2013	September 30, 2013	September 30, 2012	September 30, 2011	September 30, 2010	September 30, 2009
Statement of Operations data:
Total investment income	$143,462	$106,470	$221,612	$165,116	$125,165	$70,538	$49,828
Base management fee, net	25,560	15,637	33,427	23,799	19,656	9,275	5,889
Incentive fee	17,554	13,640	28,158	22,001	16,782	10,756	7,841
All other expenses	29,897	21,334	45,074	32,882	23,080	7,483	4,736
Gain on extinguishment of unsecured convertible notes	—	—	—	1,571	1,480	—	—
Net investment income	70,451	55,859	114,953	88,005	67,127	43,024	31,362
Unrealized appreciation (depreciation) on interest rate swap	—	—	—	—	773	(773)	—
Realized loss on interest rate swap	—	—	—	—	(1,335)	—	—
Net unrealized appreciation (depreciation) on investments	(8,301)	(6,659)	13,397	55,974	(7,299)	(1,054)	(10,795)
Net unrealized appreciation on secured borrowing	(10)	—	—	—	—	—	—
Realized gain (loss) on investments	1,666	478	(26,529)	(64,578)	(29,059)	(18,781)	(14,373)
Net increase in net assets resulting from operations	63,806	49,678	101,821	79,401	30,207	22,416	6,194
Per share data:
Net asset value per common share at period end	9.81	9.90	9.85	9.92	10.07	10.43	10.84
Market price at period end	9.46	11.02	10.29	10.98	9.32	11.14	10.93
Net investment income	0.51	0.56	1.04	1.11	1.05	0.95	1.27
Net realized and unrealized loss on investments and interest rate swap	(0.05)	(0.07)	(0.12)	(0.11)	(0.58)	(0.46)	(1.02)
Net increase in net assets resulting from operations	0.46	0.49	0.92	1.00	0.47	0.49	0.25
Dividends paid per share	0.49	0.58	1.15	1.18	1.26	0.96	1.20

(dollars in thousands, except per share amounts)	As of and for the Six Months Ended		As of and for the Year Ended
	March 31, 2014	March 31, 2013	September 30, 2013	September 30, 2012	September 30, 2011	September 30, 2010	September 30, 2009
Balance Sheet data at period end:
Total investments at fair value	$2,684,298	$1,748,895	$1,893,046	$1,288,108	$1,119,837	$563,821	$299,611
Cash and cash equivalents	45,396	38,169	147,359	74,393	67,644	76,765	113,205
Other assets	62,621	29,283	31,928	26,501	22,236	11,340	3,071
Total assets	2,792,315	1,816,347	2,072,333	1,389,002	1,209,717	651,926	415,887
Total liabilities	1,427,018	765,386	703,461	485,432	481,090	82,754	5,331
Total net assets	1,365,297	1,050,961	1,368,872	903,570	728,627	569,172	410,556
Other data:
Weighted average yield on debt investments(1)	10.8%	11.4%	11.1%	12.0%	12.4%	14.0%	15.7%
Number of investments at period end	124	97	99	78	65	38	28

(1)	Weighted average yield is calculated based upon our debt investments at the end of the period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in connection with our Consolidated Financial Statements and the notes thereto included in this prospectus supplement.

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the accompanying prospectus for a discussion of the uncertainties, risks and assumptions associated with these statements.

All amounts are in thousands, except share and per share amounts, percentages and as otherwise indicated.

Overview

We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

We were formed as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. At the time of the merger, all outstanding partnership interests in Fifth Street Mezzanine Partners III, L.P. were exchanged for 12,480,972 shares of common stock in Fifth Street Finance Corp.

On June 17, 2008, we completed an initial public offering of 10,000,000 shares of our common stock at the offering price of $14.12 per share. Our stock was listed on the New York Stock Exchange until November 28, 2011 when we transferred the listing to the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC.”

Market Conditions

The global economy has experienced economic uncertainty in recent years. Economic uncertainty impacts our business in many ways, including changing spreads, structures and purchase multiples as well as the overall supply of investment capital. See “Risk Factors — Risks Relating to Economic Conditions” in the accompanying prospectus.

Despite the economic uncertainty, we believe our deal pipeline remains robust, with high quality transactions backed by private equity sponsors in small to mid-sized companies. As always, we remain cautious in selecting new investment opportunities, and will only deploy capital in deals which we believe are consistent with our disciplined philosophy of pursuing superior risk-adjusted returns.

We expect to grow the investment portfolio by strategically investing in small and mid-sized companies when and where appropriate, as evidenced by our recent investment activities. Although we believe that we currently have sufficient capital available to fund investments, a prolonged period of market disruptions may cause us to reduce the volume of loans we originate and/or fund, which could have an adverse effect on our business, financial condition and results of operations. In this regard, because our common stock has at times traded at a price below our then current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

Critical Accounting Policies

Basis of Presentation

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions affecting amounts reported in the Consolidated Financial Statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

We are required to report our investments that are not publicly traded or for which current market values are not readily available at fair value. The fair value is deemed to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In accordance with authoritative accounting guidance, we perform detailed valuations of our debt and equity investments on an individual basis, using bond yield, market and income approaches as appropriate. In general, we utilize a bond yield method for the majority of our investments, as long as it is appropriate. If, in our judgment, the bond yield approach is not appropriate, we may use the market approach, income approach, or, in certain cases, an alternative methodology potentially including market quotations, asset liquidation model, expected recovery model or other alternative approaches.

Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flows, net income or revenues. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on our projections of the future free cash flows of the business.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by our finance department;
•	Preliminary valuations are then reviewed and discussed with principals of the investment adviser;
•	Separately, independent valuation firms are engaged by our Board of Directors to prepare preliminary valuations on a selected basis and submit the reports to us;
•	Separately, independent valuation firms are engaged by our Board of Directors to prepare preliminary valuations on a selected basis and submit the reports to us;
•	Separately, independent valuation firms are engaged by our Board of Directors to prepare preliminary valuations on a selected basis and submit the reports to us;
•	Our finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;
•	Our finance department prepares a valuation report for the Audit Committee of our Board of Directors;
•	The Audit Committee of our Board of Directors is apprised of the preliminary valuations of the independent valuation firms;

•	The Audit Committee of our Board of Directors reviews the preliminary valuations with the portfolio managers of the investment adviser, and our finance department responds and supplements the preliminary valuations to reflect any comments provided by the Audit Committee;
•	The Audit Committee of our Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in our portfolio; and
•	Our Board of Directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith.

The fair value of all of our investments at March 31, 2014, and September 30, 2013, was determined by our Board of Directors. Our Board of Directors has authorized the engagement of independent valuation firms to provide us with valuation assistance. We will continue to engage independent valuation firms to provide us with assistance regarding our determination of the fair value of selected portfolio securities each quarter; however, our Board of Directors is ultimately and solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and a consistently applied valuation process.

We intend to have a portion of the portfolio valued by an independent third party on a quarterly basis, with a substantial portion being valued over the course of each fiscal year. In certain cases, an independent valuation firm may perform a portfolio company valuation which is reviewed and, where appropriate, relied upon by our Board of Directors in determining the fair value of such investment.

The percentages of our portfolio, at fair value, valued by independent valuation firms each period during the current and two preceding fiscal years were as follows:

For the quarter ended September 30, 2011	91.2%
For the quarter ended December 31, 2011	89.1%
For the quarter ended March 31, 2012	87.3%
For the quarter ended June 30, 2012	84.3%
For the quarter ended September 30, 2012	79.6%
For the quarter ended December 31, 2012	79.5%
For the quarter ended March 31, 2013	73.8%
For the quarter ended June 30, 2013	76.4%
For the quarter ended September 30, 2013	86.5%
For the quarter ended December 31, 2013	78.9%
For the quarter ended March 31, 2014	80.7%

As of March 31, 2014 and September 30, 2013, approximately 96.1% and 91.3%, respectively, of our total assets represented investments in portfolio companies valued at fair value.

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for accretion of original issue discount, or OID, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

Fee Income

We receive a variety of fees in the ordinary course of business including servicing, advisory, structuring and prepayment fees, which are classified as fee income and recognized as they are earned.

We have also structured exit fees across certain of our portfolio investments to be received upon the future exit of those investments. Exit fees are payable upon the exit of a debt security. These fees are to be paid to us upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed above for each of the investments. A percentage of these fees is included in net investment income over the life of the loan. As of March 31, 2014, we had structured $4.5 million in aggregate exit fees across six portfolio investments upon the future exit of those investments.

Payment-in-Kind (PIK) Interest

Our loans typically contain contractual PIK interest provisions. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We generally cease accruing PIK interest if there is insufficient value to support the accrual or if we do not expect the portfolio company to be able to pay all principal and interest due. Our decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; our assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by us in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, we determine whether to cease accruing PIK interest on a loan or debt security. Our determination to cease accruing PIK interest on a loan or debt security is generally made well before our full write-down of such loan or debt security. In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest.

For a discussion of risks we are subject to as a result of our use of PIK interest in connection with our investments, see “Risk Factors — Risks Relating to Our Business and Structure — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income,” “— We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive” and “— Our incentive fee may induce our investment adviser to make speculative investments” in the accompanying prospectus. In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest. The accrual of PIK interest on our debt investments increases the recorded cost basis of these investments in our Consolidated Financial Statements and, as a result, increases the cost basis of these investments for purposes of computing the capital gains incentive fee payable by us to our investment adviser.

To maintain our status as a RIC, PIK income must be paid out to our stockholders in the form of dividends even though we have not yet collected the cash and may never collect the cash relating to the PIK interest. Accumulated PIK interest was $28.9 million and represented 1.1% of the fair value of our portfolio of investments as of March 31, 2014 and $23.9 million or 1.3% as of September 30, 2013. The net increases in loan balances as a result of contractual PIK arrangements are separately identified in our Consolidated Statements of Cash Flows.

Portfolio Composition

Our investments principally consist of loans, purchased equity investments and equity grants in privately-held companies. Our loans are typically secured by a first, second or subordinated lien on the assets of the portfolio company and generally have terms of up to six years (but an expected average life of between three and four years). We are currently focusing our origination efforts on a prudent mix of senior secured and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining adequate credit protection. The mix may change over time based on market conditions and management’s view of where the best risk-adjusted returns are available.

A summary of the composition of our investment portfolio at cost and fair value as a percentage of total investments is shown in the following tables:

	March 31, 2014	September 30, 2013
Cost:
Senior secured debt	83.97%	78.33%
Subordinated debt	10.74	15.76
Collateralized loan obligation (“CLO”) debt	1.11	1.59
Purchased equity	3.72	3.86
Equity grants	0.20	0.23
Limited partnership interests	0.26	0.23
Total	100.00%	100.00%
Fair Value:
Senior secured debt	83.24%	77.53%
Subordinated debt	10.71	15.65
CLO debt	1.10	1.56
Purchased equity	4.45	4.74
Equity grants	0.25	0.30
Limited partnership interests	0.25	0.22
Total	100.00%	100.00%

The industry composition of our portfolio at cost and fair value as a percentage of total investments was as follows:

	March 31, 2014	September 30, 2013
Cost:
Healthcare services	14.83%	14.35%
Education services	10.57	8.97
Oil & gas equipment services	9.07	4.06
Diversified support services	8.63	9.15
Advertising	6.84	8.28
Internet software & services	5.97	5.87
Specialized finance	4.74	6.68
IT consulting & other services	3.60	4.43
Leisure facilities	3.21	0.00
Pharmaceuticals	3.07	2.77
Airlines	3.07	1.32
Healthcare equipment	2.90	3.79
Specialty stores	2.51	3.68
Human resources & employment services	2.37	3.49
Data processing & outsourced services	2.26	1.25
Industrial machinery	2.00	0.91
Apparel, accessories & luxury goods	1.63	1.53
Construction & engineering	1.26	1.75
Air freight & logistics	1.25	0.90
Leisure products	1.22	2.54
Household products	1.12	1.60
Asset management & custody banks	1.11	1.59
Consumer electronics	1.08	0.00

	March 31, 2014	September 30, 2013
Home improvement retail	1.07	1.54
Application software	0.83	0.69
Food distributors	0.67	0.99
Research & consulting services	0.65	0.94
Other diversified financial services	0.51	2.25
Specialty chemicals	0.51	1.08
Security & alarm services	0.50	0.71
Healthcare technology	0.49	—
Multi-sector holdings	0.26	0.20
Systems software	0.12	—
Auto parts & equipment	0.06	1.78
Thrift & mortgage finance	0.02	0.01
Environmental & facilities services	—	0.47
Construction materials	—	0.39
Building products	—	0.04
Total	100.00%	100.00%
Fair Value:
Healthcare services	14.89%	14.47%
Education services	10.54	8.90
Oil & gas equipment services	8.98	4.04
Diversified support services	8.58	9.04
Advertising	6.77	8.18
Internet software & services	6.07	6.03
Specialized finance	4.91	6.57
IT consulting & other services	3.60	4.43
Leisure facilities	3.20	0.01
Airlines	3.17	1.29
Pharmaceuticals	3.12	2.79
Healthcare equipment	2.92	3.74
Specialty stores	2.46	3.65
Human resources & employment services	2.37	3.45
Data processing & outsourced services	2.27	1.23
Industrial machinery	2.02	0.96
Construction & engineering	1.54	2.16
Apparel, accessories & luxury goods	1.44	1.46
Leisure products	1.26	2.64
Asset management & custody banks	1.10	1.56
Household products	1.10	1.55
Home improvement retail	1.08	1.51
Consumer electronics	1.07	—
Air freight & logistics	0.93	0.74
Application software	0.85	0.71
Food distributors	0.67	0.99
Research & consulting services	0.65	0.95
Other diversified financial services	0.51	2.22
Specialty chemicals	0.50	1.06
Security & alarm services	0.49	0.69

	March 31, 2014	September 30, 2013
Healthcare technology	0.48	—
Multi-sector holdings	0.24	0.21
Systems software	0.12	—
Auto parts & equipment	0.08	1.90
Thrift & mortgage finance	0.02	0.01
Environmental & facilities services	—	0.43
Construction materials	—	0.39
Building products	—	0.04
Total	100.00%	100.00%

Portfolio Asset Quality

We employ a ranking system to assess and monitor the credit risk of our investment portfolio. We rank all investments on a scale from 1 to 4. The system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loan, and other factors considered relevant to making a credit judgment. We have determined that there should be an individual ranking assigned to each tranche of securities in the same portfolio company where appropriate. This may arise when the perceived risk of loss on the investment varies significantly between tranches due to their respective seniority in the capital structure.

•	Investment Ranking 1 is used for investments that are performing above expectations and/or capital gains are expected.
•	Investment Ranking 2 is used for investments that are performing substantially within our expectations, and whose risks remain materially consistent with the potential risks at the time of the original or restructured investment. All new investments are initially ranked 2.
•	Investment Ranking 3 is used for investments that are performing below our expectations and for which risk has materially increased since the original or restructured investment. The portfolio company may be out of compliance with debt covenants and may require closer monitoring. To the extent that the underlying agreement has a PIK interest provision, investments with a ranking of 3 are generally those on which we are not accruing PIK interest.
•	Investment Ranking 4 is used for investments that are performing substantially below our expectations and for which risk has increased substantially since the original or restructured investment. Investments with a ranking of 4 are those for which some loss of principal is expected and are generally those on which we are not accruing cash interest.

The following table shows the distribution of our investments on the 1 to 4 investment ranking scale at fair value as of March 31, 2014 and September 30, 2013:

	March 31, 2014				September 30, 2013
Investment Ranking	Fair Value	% of Portfolio	Leverage Ratio		Fair Value	% of Portfolio	Leverage Ratio
1	$112,521	4.20%	2.67		$122,769	6.49%	2.67
2	2,557,461	95.27	4.79		1,770,277	93.51	4.70
3	14,316	0.53	NM	(1)	—	—	—
4	—	—	—		—	—	—
Total	$2,684,298	100.00%	4.69		$1,893,046	100.00%	4.57

(1)	Due to operating performance this ratio is not measurable and, as a result, is excluded from the total portfolio calculation.

We may from time to time modify the payment terms of our investments, either in response to current economic conditions and their impact on certain of our portfolio companies or in accordance with tier pricing provisions in certain loan agreements. As of March 31, 2014, we had modified the payment terms of our investments in 17 portfolio companies. Such modified terms may include increased PIK interest provisions and reduced cash interest rates. These modifications, and any future modifications to our loan agreements, may limit the amount of interest income that we recognize from the modified investments, which may, in turn, limit our ability to make distributions to our stockholders.

Loans and Debt Securities on Non-Accrual Status

As of March 31, 2014 and September 30, 2013, there were no investments on which we had stopped accruing cash and/or PIK interest and OID income. As of March 31, 2013, we had stopped accruing cash and/or PIK interest on three investments, including two that had not paid all of their scheduled cash interest payments for the period ended March 31, 2013.

The percentages of our debt investments at cost and fair value by accrual status for the periods ended March 31, 2014, September 30, 2013 and March 31, 2013 were as follows:

	March 31, 2014				September 30, 2013				March 31, 2013
	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio
Accrual	$2,547,864	100.00%	$2,551,371	100.00%	$1,779,201	100.00%	$1,793,463	100.00%	$1,645,425	97.43%	$1,666,161	98.83%
PIK non-accrual	—	—	—	—	—	—	—	—	6,203	0.37	—	—
Cash non-accrual(1)	—	—	—	—	—	—	—	—	37,224	2.20	19,733	1.17
Total	$2,547,864	100.00%	$2,551,371	100.00%	$1,779,201	100.00%	$1,793,463	100.00%	$1,688,852	100.00%	$1,685,894	100.00%

(1)	Cash non-accrual status is inclusive of PIK and other noncash income, where applicable.

The non-accrual status of our portfolio investments as of March 31, 2014, September 30, 2013 and March 31, 2013 was as follows:

	March 31, 2014	September 30, 2013	March 31, 2013
Coll Materials Group LLC(1)	—	—	Cash non-accrual
Eagle Hospital Physicians, Inc.	—	—	Cash non-accrual
Trans-Trade, Inc. – Term Loan B(1)	—	—	PIK non-accrual

(1)	We did not hold this investment at March 31, 2014 or September 30, 2013. See “— Discussion and Analysis of Results and Operations — Comparison of the three and six months ended March 31, 2014 and March 31, 2013 — Realized Gain (Loss) on Investments” for a discussion of our recent realization events.

Income non-accrual amounts for the three and six months ended March 31, 2014 and March 31, 2013 were as follows:

	Three months ended March 31, 2014	Three months ended March 31, 2013	Six months ended March 31, 2014	Six months ended March 31, 2013
Cash interest income	$—	$1,008	$—	$1,008
PIK interest income	—	191	—	615
OID income	—	—	—	—
Total	$—	$1,199	$—	$1,623

Discussion and Analysis of Results and Operations

Results of Operations

The principal measure of our financial performance is the net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income is the difference between our income from interest, dividends, fees, and other investment income and total expenses. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Net unrealized appreciation (depreciation) is the net change in the fair value of our investment portfolio.

Comparison of the three and six months ended March 31, 2014 and March 31, 2013

Total Investment Income

Total investment income includes interest income on our investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, administrative fees, unused fees, amendment fees, advisory fees, structuring fees, exit fees, prepayment fees and waiver fees. Other investment income consists primarily of dividend income received from certain of our equity investments.

Total investment income for the three months ended March 31, 2014 and March 31, 2013 was $72.1 million and $54.7 million, respectively. For the three months ended March 31, 2014, this amount primarily consisted of $59.5 million of interest income from portfolio investments (which included $5.5 million of PIK interest) and $12.5 million of fee income. For the three months ended March 31, 2013, this amount primarily consisted of $41.7 million of interest income from portfolio investments (which included $4.0 million of PIK interest) and $11.9 million of fee income.

Total investment income for the six months ended March 31, 2014 and March 31, 2013 was $143.5 million and $106.5 million, respectively. For the six months ended March 31, 2014, this amount primarily consisted of $113.6 million of interest income from portfolio investments (which included $11.1 million of PIK interest) and $29.6 million of fee income. For the six months ended March 31, 2013, this amount primarily consisted of $80.3 million of interest income from portfolio investments (which included $7.8 million of PIK interest) and $24.7 million of fee income.

The increase in our total investment income for the three and six months ended March 31, 2014 as compared to the three and six months ended March 31, 2013 was primarily attributable to higher average levels of outstanding debt investments, which was principally due to a net increase of 22 debt investments in our portfolio and fee income related to investment activity, partially offset by amortization repayments received on our debt investments and a decrease in the weighted average yield of our debt investments from 11.4% to 10.8% during the year-over-year period.

Expenses

Expenses for the three months ended March 31, 2014 and March 31, 2013 were $37.9 million and $25.4 million, respectively. Expenses increased for the three months ended March 31, 2014, as compared to the three months ended March 31, 2013 by $12.5 million. This was due primarily to increases in:

•	Base management fee, which was attributable to a 53.5% increase in the fair value of the investment portfolio due to an increase in net investment fundings in the year-over-year period;
•	Incentive fee, which was attributable to a 17.7% increase in pre-incentive fee net investment income for the year-over-year period; and
•	Interest expense, which was attributable to a 96.4% increase in the weighted average debt outstanding for the year-over-year period.

Expenses for the six months ended March 31, 2014 and March 31, 2013 were $73.0 million and $50.6 million, respectively. Expenses increased for the six months ended March 31, 2014 as compared to the six months ended March 31, 2013 by $22.4 million. This was due primarily to increases in:

•	Base management fee, which was attributable to the increase in the fair value of the investment portfolio discussed above;
•	Incentive fee, which was attributable to a 26.6% increase in pre-incentive fee net investment income for the year-over-year period; and
•	Interest expense, which was attributable to a 84.9% increase in the weighted average debt outstanding for the year-over-year period.

Gain on Extinguishment of Convertible Notes

During the six months ended March 31, 2014 and March 31, 2013, we did not repurchase any of our unsecured convertible notes (“Convertible Notes”) in the open market. In previous periods, we recognized a gain on repurchasing Convertible Notes at a discount. Because this net gain was included in the amount that must be distributed to our stockholders in order for us to maintain our RIC status and is classified as a component of net investment income in our Consolidated Statements of Operations, such net gain was included in “Pre-Incentive Fee Net Investment Income” for purposes of the payment of the income incentive fee to the investment adviser under our investment advisory agreement. Paying an incentive fee on this type of net gain is permissible under our investment advisory agreement, but because such a fee was not specifically detailed in the investment advisory agreement, we obtained the approval of our Board of Directors to pay such fees. This type of net gain, and corresponding income incentive fee, may occur again in the future. Any repurchase of our 2019 Notes, 2024 Notes or 2028 Notes (as each is defined below) at a discount will be treated in a similar manner.

Net Investment Income

As a result of the $17.4 million increase in total investment income and the $12.5 million increase in total expenses, net investment income for the three months ended March 31, 2014 reflected a $4.9 million, or 16.8%, increase compared to the three months ended March 31, 2013.

As a result of the $37.0 million increase in total investment income and the $22.4 million increase in total expenses, net investment income for the six months ended March 31, 2014 reflected a $14.6 million, or 26.1%, increase compared to the six months ended March 31, 2013.

Realized Gain (Loss) on Investments

Realized gain (loss) is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Realized losses may also be recorded in connection with our determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

During the six months ended March 31, 2014, we recorded investment realization events, including the following:

•	In October and December 2013, we received payments of $3.2 million from Stackpole Powertrain International Holding, L.P. related to the sale of our equity investment. A realized gain of $2.2 million was recorded on this transaction;
•	In October 2013, we received a payment of $8.9 million from Harden Healthcare, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In October 2013, we received a payment of $4.0 million from Capital Equipment Group, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction. We also received an additional $0.9 million in connection with the sale of our common equity investment, realizing a gain of $0.6 million;
•	In November 2013, we received a payment of $10.0 million from IG Investments Holdings, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In November 2013, we received a payment of $15.7 million from CTM Group, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In December 2013, we received a payment of $0.4 million in connection with the exit of our debt investment in Saddleback Fence and Vinyl Products, Inc. A realized loss of $0.3 million was recorded on this transaction;
•	In December 2013, we received a payment of $7.2 million from Western Emulsions, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In January 2014, we received a payment of $5.1 million from BMC Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;

•	In February 2014, we received a payment of $17.8 million from Ikaria Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In February 2014, we received a payment of $30.8 million from Dexter Axle Company in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In March 2014, we received a payment of $9.9 million from Vestcom International, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction; and
•	During the six months ended March 31, 2014, we received payments of $231.3 million in connection with syndications of debt investments to other investors and sales of debt investments in the open market and recorded a net realized loss of $1.0 million.

During the six months ended March 31, 2013, we recorded investment realization events, including the following:

•	In October 2012, we received a payment of $4.2 million from Rail Acquisition Corp. in full satisfaction of all obligations related to the revolving loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In October 2012, we received a payment of $5.4 million from Bojangles in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In October 2012, we received a payment of $21.9 million from Blue Coat Systems, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In October 2012, we received a payment of $9.9 million from Insight Pharmaceuticals LLC in full satisfaction of all obligations related to the first lien loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In November 2012, we received a payment of $8.5 million from SolutionSet, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In January 2013, we received a cash payment of $30.2 million from NDSSI Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction. The Company also received an additional $3.0 million in connection with the sale of its preferred equity investment (including accumulated PIK of $0.9 million), realizing a gain or $0.1 million;
•	In January 2013, we received a cash payment of $44.6 million from Welocalize, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In February 2013, we received a cash payment of $14.6 million from Edmentum, Inc. in full satisfaction of all obligations under the first lien loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In February 2013, we received a cash payment of $7.1 million from Advanced Pain Management Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In March 2013, we received a cash payment of $10.0 million from eResearch Technology, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In March 2013, we received a cash payment of $15.0 million from AdVenture Interactive Corp. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In March 2013, we received a cash payment of $19.5 million from idX Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction; and
•	During the six months ended March 31, 2013, we received payments of $54.0 million in connection with partial sales of debt investments in the open market and recorded a net realized gain of $0.5 million.

Net Unrealized Appreciation (Depreciation) on Investments

Net unrealized appreciation or depreciation is the net change in the fair value of our investments during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the three months ended March 31, 2014, we recorded net unrealized depreciation of $2.6 million. This consisted of $8.6 million of net unrealized depreciation on debt investments, offset by $5.9 million of net unrealized appreciation on equity investments and $0.1 million of net reclassifications to realized losses (resulting in unrealized appreciation). During the three months ended March 31, 2013, we recorded net unrealized appreciation of $2.7 million. This consisted of $6.1 million of net unrealized appreciation on equity investments, offset by $1.4 million of net reclassifications to realized gains on debt and equity investments (resulting in unrealized depreciation) and $2.0 million of net unrealized depreciation on debt investments.

During the six months ended March 31, 2014, we recorded net unrealized depreciation of $8.3 million. This consisted of $10.4 million of net unrealized depreciation on debt investments and $2.6 million of net reclassifications to realized gains (resulting in unrealized depreciation), offset by $4.7 million of net unrealized appreciation on equity investments. During the six months ended March 31, 2013, we recorded net unrealized depreciation of $6.7 million. This consisted of $15.1 million of net unrealized depreciation on debt investments and $2.3 million of net reclassifications to realized gains (resulting in unrealized depreciation), offset by $10.7 million of net unrealized appreciation on equity investments.

Financial Condition, Liquidity and Capital Resources

Cash Flows

We have a number of alternatives available to fund the growth of our investment portfolio and our operations, including, but not limited to, raising equity, increasing debt and funding from operational cash flow. Additionally, we may reduce investment size by syndicating a portion of any given transaction. We intend to fund our future distribution obligations through operating cash flow or with funds obtained through future equity and debt offerings or credit facilities, as we deem appropriate.

For the six months ended March 31, 2014, we experienced a net decrease in cash and cash equivalents of $102.0 million. During that period, we used $756.2 million of cash in operating activities, primarily for the funding of $1.1 billion of investments and net revolvers, partially offset by $322.3 million of principal payments, PIK payments and sale proceeds received and $70.5 million of net investment income. During the same period, cash provided by financing activities was $654.2 million, primarily consisting of $244.4 million of proceeds from the issuance of our 4.875% unsecured notes due 2019 (the “2019 Notes”), $43.3 million of net borrowings of SBA debentures, $47.8 million of proceeds from secured borrowings and $388.7 million of net borrowings under our credit facilities, partially offset by $62.2 million of cash distributions paid and $4.8 million of repurchases of common stock under our dividend reinvestment program.

For the six months ended March 31, 2013, we experienced a net decrease in cash and cash equivalents of $36.2 million. During that period, we used $406.8 million of cash in operating activities, primarily for the funding of $735.5 million of investments and net revolvers, partially offset by $280.0 million of principal payments, PIK payments and sale proceeds received and $55.9 million of net investment income. During the same period, cash provided by financing activities was $370.6 million, primarily consisting of $151.7 million of proceeds from issuances of our common stock, $31.8 million of net borrowings of SBA debentures,

$172.3 million of net borrowings under our credit facilities and $75.0 million of proceeds from the issuance of the 5.875% unsecured notes due 2024 (the “2024 Notes”), partially offset by $53.6 million of cash distributions paid, $0.5 million of offering costs paid and $3.4 million of deferred financing costs paid.

As of March 31, 2014, we had $45.3 million in cash and cash equivalents, portfolio investments (at fair value) of $2.68 billion, $19.0 million of interest and fees receivable, $225.0 million of SBA debentures payable, $576.7 million of borrowings outstanding under our credit facilities, $115.0 million of Convertible Notes payable, $409.9 million of unsecured notes payable, $47.8 million of secured borrowings and unfunded commitments of $221.4 million.

As of September 30, 2013, we had $147.4 million in cash and cash equivalents, portfolio investments (at fair value) of $1.89 billion, $10.4 million of interest and fees receivable, $181.8 million of SBA debentures payable, $188.0 million of borrowings outstanding under our credit facilities, $115.0 million of Convertible Notes payable, $161.3 million of unsecured notes payable and unfunded commitments of $149.5 million.

Other Sources of Liquidity

We intend to continue to generate cash primarily from cash flows from operations, including interest earned, future borrowings (including secured borrowings relating to senior secured debt investments) and future offerings of securities. Our primary use of funds is investments in our targeted asset classes and cash distributions to holders of our common stock. We maintain a universal shelf registration statement that allows for the public offering and sale of our common stock, debt securities and warrants to purchase such securities. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful. In the future, we may also securitize a portion of our investments in first and second lien senior loans or unsecured debt or other assets. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. We may also from time to time enter into joint ventures with other investors to invest in similar securities.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings to the extent permitted by the 1940 Act, our plans to raise capital may not be successful. In this regard, because our common stock has at times traded at a price below our then-current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Internal Revenue Code. See “Regulated Investment Company Status and Dividends” below. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

As a business development company, under the 1940 Act, we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). This requirement limits the amount that we may borrow. As of March 31, 2014, we were in compliance with this requirement. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

Significant Capital Transactions That Have Occurred Since October 1, 2012

The following table reflects the dividend distributions per share that our Board of Directors has declared, including shares issued under our DRIP, on our common stock since October 1, 2012:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
January 14, 2013	March 15, 2013	March 29, 2013	$0.0958	$9.1 million	100,802		$1.1 million
January 14, 2013	April 15, 2013	April 30, 2013	0.0958	10.3 million	111,167		1.2 million
January 14, 2013	May 15, 2013	May 31, 2013	0.0958	10.3 million	127,152		1.3 million
May 6, 2013	June 14, 2013	June 28, 2013	0.0958	10.5 million	112,821		1.1 million
May 6, 2013	July 15, 2013	July 31, 2013	0.0958	10.2 million	130,944		1.3 million
May 6, 2013	August 15, 2013	August 30, 2013	0.0958	10.3 million	136,052		1.3 million
August 5, 2013	September 13, 2013	September 30, 2013	0.0958	10.3 million	135,027		1.3 million
August 5, 2013	October 15, 2013	October 31, 2013	0.0958	11.9 million	142,320		1.4 million
August 5, 2013	November 15, 2013	November 29, 2013	0.0958	12.0 million	145,063	(1)	1.4 million
November 21, 2013	December 13, 2013	December 30, 2013	0.05	6.3 million	69,291	(1)	0.6 million
November 21, 2013	January 15, 2014	January 31, 2014	0.0833	10.5 million	114,033	(1)	1.1 million
November 21, 2013	February 14, 2014	February 28, 2014	0.0833	10.5 million	110,486	(1)	1.1 million
November 21, 2013	March 14, 2014	March 31, 2014	0.0833	11.0 million	64,748	(1)	0.6 million
November 21, 2013	April 15, 2014	April 30, 2014	0.0833	10.5 million	120,604	(1)	1.1 million
November 21, 2013	May 15, 2014	May 30, 2014	0.0833
February 6, 2014	June 16, 2014	June 30, 2014	0.0833
February 6, 2014	July 15, 2014	July 31, 2014	0.0833
February 6, 2014	August 15, 2014	August 29, 2014	0.0833

(1)	Shares were purchased on the open market and distributed.

The following table reflects share transactions that occurred from October 1, 2012 through March 31, 2014:

Date	Transaction	Shares	Public Offering Price	Gross Proceeds
December 7, 2012	Public offering(1)	14,725,000	$10.68	$157.3 million
April 2013	Public offering(1)	14,435,253	10.85	156.5 million
September 26, 2013	Public offering(1)	17,643,000	10.31	181.9 million

(1)	Includes the underwriters' partial exercise of their over-allotment option.

Borrowings

SBIC Subsidiaries

Through wholly-owned subsidiaries, we sought and obtained two licenses from the SBA to operate SBIC subsidiaries. Specifically, on February 3, 2010, our wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P. (“FSMP IV”), received a license, effective February 1, 2010, from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958. On May 15, 2012, our wholly-owned subsidiary, Fifth Street Mezzanine Partners V, L.P. (“FSMP V”), received a license, effective May 10, 2012, from the SBA to operate as an SBIC. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC licenses allow our SBIC subsidiaries to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million when they have at least $112.5 million in regulatory capital. As of March 31, 2014, FSMP IV had $75 million in regulatory capital and $150 million in SBA-guaranteed debentures outstanding, which had a fair value of $133.3 million. These debentures bear interest at a weighted average interest rate of 3.567% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
September 2010	$73,000	3.215%	0.285%
March 2011	65,300	4.084	0.285
September 2011	11,700	2.877	0.285

As of March 31, 2014, FSMP V had $37.5 million in regulatory capital and $75.0 million in SBA-guaranteed debentures outstanding, which had a fair value of $62.8 million. These debentures bear interest at a weighted average interest rate of 2.835% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
March 2013	$31,750	2.351%	0.804%
March 2014	43,250	3.191	0.804

As a result, the $225.0 million of SBA-guaranteed debentures held by our SBIC subsidiaries carry a weighted average interest rate of 3.323% as of March 31, 2014.

For the three and six months ended March 31, 2014, we recorded interest expense of $2.0 million and $4.0 million, respectively, related to the SBA-guaranteed debentures of both SBIC subsidiaries.

We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This allows us increased flexibility under the 200% asset coverage test by permitting us to borrow up to $225 million more than we would otherwise be able to absent the receipt of this exemptive relief.

Wells Fargo Facility

On November 16, 2009, we and Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote special purpose subsidiary (“Funding”), entered into a Loan and Servicing Agreement (“Wells Agreement”) with respect to a revolving credit facility (as subsequently amended, the “Wells Fargo facility”) with Wells Fargo Bank, National Association (“Wells Fargo”), as successor to Wachovia Bank, National Association (“Wachovia”), Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time.

The Wells Fargo facility permitted up to $150 million of borrowings (subject to collateral requirements) with an accordion feature allowing for future expansion of the facility up to a total of $250 million, and borrowings under the facility bore interest at a rate equal to LIBOR (1-month) plus 2.50% per annum, with no LIBOR floor. The maturity date of the Wells Fargo facility was April 25, 2016.

The Wells Fargo facility provided for the issuance from time to time of letters of credit for the benefit of our portfolio companies. The letters of credit were subject to certain restrictions, including a borrowing base limitation and an aggregate sublimit of $15.0 million.

In connection with the Wells Fargo facility, we concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which we have sold and will continue to sell to Funding certain loan assets we have originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo, pursuant to which we pledged all of our equity interests in Funding as security for the payment of Funding’s obligations under the Wells Agreement and other documents entered into in connection with the Wells Fargo facility. Funding was formed for the sole purpose of entering into the Wells Fargo facility and has no other operations.

The Wells Agreement and related agreements governing the Wells Fargo facility required both Funding and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities, including a prepayment penalty in certain cases. The Wells Fargo facility agreements also included usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding, and the failure by Funding or us to materially perform under the Wells Agreement and related agreements governing the facility, which, if not complied with, could have accelerated repayment under the facility.

The Wells Fargo facility was secured by all of the assets of Funding, and all of our equity interest in Funding. We used the Wells Fargo facility to fund a portion of our loan origination activities and for general corporate purposes. Each loan origination under the facility was subject to the satisfaction of certain conditions. Our borrowings under the Wells Fargo facility bore interest at a weighted average interest rate of 2.686% for the six months ended March 31, 2014. For the three and six months ended March 31, 2014, we recorded interest expense of $1.0 million and $1.8 million, respectively related to the Wells Fargo facility.

Effective February 21, 2014, we, together with Funding, terminated the Wells Fargo facility. In connection therewith, the Amended and Restated Loan and Servicing Agreement and other related documents governing the Wells Fargo facility were also terminated. As such, we have no borrowing capacity under the Wells Fargo facility as of March 31, 2014. Upon termination of the Wells Fargo facility, we accelerated the $0.7 million remaining unamortized fee balance into interest expense.

ING Facility

On May 27, 2010, we entered into a secured syndicated revolving credit facility (as subsequently amended, the “ING facility”) pursuant to a Senior Secured Revolving Credit Agreement (“ING Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allows us to request letters of credit from ING Capital LLC, as the issuing bank.

As of March 31, 2014, the ING facility permitted up to $650 million of borrowings with an accordion feature allowing for future expansion of the facility up to a total of $800 million, and borrowings under the facility bore interest at a rate equal to LIBOR (1-, 2-, 3- or 6-month, at our option) plus 2.25% per annum, with no LIBOR floor, assuming we maintain our current credit rating. Unless extended, the period during which we may make and reinvest borrowings under the facility will expire on August 6, 2017 and the maturity date of the facility is August 6, 2018.

The ING facility is secured by substantially all of our assets, as well as the assets of our wholly-owned subsidiary, FSFC Holdings, Inc. (“Holdings”), and our indirect wholly-owned subsidiary, Fifth Street Fund of Funds LLC (“Fund of Funds”), subject to certain exclusions for, among other things, equity interests in any of our SBIC subsidiaries and equity interests in Funding and Fifth Street Funding II, LLC (which is defined and discussed below) as further set forth in a Guarantee, Pledge and Security Agreement (“ING Security Agreement”) entered into in connection with the ING Credit Agreement, among FSFC Holdings, Inc., ING Capital LLC, as collateral agent, and us. None of our SBIC subsidiaries, Funding or Fifth Street Funding II, LLC is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that we may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

Pursuant to the ING Security Agreement, Holdings and Fund of Funds guaranteed the obligations under the ING Security Agreement, including our obligations to the lenders and the administrative agent under the ING Credit Agreement. Additionally, we pledged our entire equity interest in Holdings and Holdings pledged its entire equity interest in Fund of Funds to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required Holdings, Fund of Funds and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by us to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. We cannot be assured that we will be able to borrow funds under the ING facility at any particular time or at all. As of March 31, 2014, we had $515.3 million of borrowings outstanding under the ING facility, which had a fair value of $515.3 million. Our borrowings under the ING facility bore interest at a weighted average interest rate of 2.691% for the six months ended March 31, 2014. For the three and six months ended March 31, 2014, we recorded interest expense of $3.6 million and $6.4 million, respectively, related to the ING facility.

Sumitomo Facility

On September 16, 2011, Fifth Street Funding II, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding II”), entered into a Loan and Servicing Agreement (“Sumitomo Agreement”) with respect to a seven-year credit facility (“Sumitomo facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”), an affiliate of Sumitomo Mitsui Financial Group, Inc., as administrative agent, and each of the lenders from time to time party thereto.

As of March 31, 2014, the Sumitomo facility permitted up to $125 million of borrowings (subject to collateral requirements), and borrowings under the facility bore interest at a rate of LIBOR (1-month) plus 2.25% per annum, with no LIBOR floor. Unless extended, the period during which we may make and reinvest borrowings under the facility will expire on September 16, 2016, and the maturity date of the facility is September 16, 2020, with an option for a one-year extension.

In connection with the Sumitomo facility, we concurrently entered into a Purchase and Sale Agreement with Funding II, pursuant to which we will sell to Funding II certain loan assets we have originated or acquired, or will originate or acquire.

The Sumitomo Agreement and related agreements governing the Sumitomo facility required both Funding II and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities, including a prepayment penalty in certain cases. The Sumitomo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding II, and the failure by Funding II or us to materially perform under the Sumitomo Agreement and related agreements governing the Sumitomo facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations. Funding II was formed for the sole purpose of entering into the Sumitomo facility and has no other operations.

The Sumitomo facility is secured by all of the assets of Funding II. Each loan origination under the facility is subject to the satisfaction of certain conditions. We cannot be assured that Funding II will be able to borrow funds under the Sumitomo facility at any particular time or at all. As of March 31, 2014, we had $61.4 million of borrowings outstanding under the Sumitomo facility. Our borrowings under the Sumitomo facility bore interest at a weighted average interest rate of 2.514% for the six months ended March 31, 2014. For the three and six months ended March 31, 2014, we recorded interest expense of $0.6 million and $1.1 million, respectively, related to the Sumitomo facility.

As of March 31, 2014, except for assets that were funded through our SBIC subsidiaries, substantially all of our assets were pledged as collateral under the ING facility or the Sumitomo facility. With respect to the assets funded through our SBIC subsidiaries, the SBA, as a creditor, will have a superior claim to the SBIC subsidiaries’ assets over our stockholders.

The following table describes significant financial covenants with which we must comply under the ING facility on a quarterly basis. The Sumitomo facility does not require us to comply with significant financial covenants:

Facility	Financial Covenant	Description	Target Value	Reported Value(1)
ING facility	Minimum shareholders’ equity	Net assets shall not be less than the greater of (a) 40% of total assets; and (b) $825 million plus 50% of the aggregate net proceeds of all sales of equity interests after August 6, 2013	$913 million	$1,370 million
	Asset coverage ratio	Asset coverage ratio shall not be less than 2.10:1	2.10:1	2.63:1
	Interest coverage ratio	Interest coverage ratio shall not be less than 2.50:1	2.50:1	5.22:1

(1)	As contractually required, we report financial covenants based on the last filed quarterly or annual report, in this case our Form 10-Q for the quarter ended December 31, 2013. We were also in compliance with all financial covenants under these credit facilities based on the financial information contained in our Form 10-Q for the quarter ended March 31, 2014.

We and our SBIC subsidiaries are also subject to certain regulatory requirements relating to our borrowings. For a discussion of such requirements, see “Business — Regulation — Business Development Company Regulations” and “— Small Business Investment Company Regulations” in the accompanying prospectus.

The following table reflects material credit facility and SBA debenture transactions that have occurred since October 1, 2009. Amounts available and drawn are as of March 31, 2014.

Facility	Date	Transaction	Total Facility Amount	Upfront fee Paid	Total Facility Availability	Amount Drawn	Remaining Availability	Interest Rate
Wells Fargo facility	11/16/2009	Entered into credit facility	$50 million	$0.8 million				LIBOR + 4.00%
	5/26/2010	Expanded credit facility	100 million	0.9 million				LIBOR + 3.50%
	2/28/2011	Amended credit facility	100 million	0.4 million				LIBOR + 3.00%
	11/30/2011	Amended credit facility	100 million	—				LIBOR + 2.75%
	4/23/2012	Amended credit facility	150 million	1.2 million				LIBOR + 2.75%
	6/20/2013	Amended credit facility	150 million	—			—	LIBOR(3) + 2.50%
	2/21/2014	Terminated credit facility	—	—	—	—	—
ING facility	5/27/2010	Entered into credit facility	90 million	0.8 million				LIBOR + 3.50%
	2/22/2011	Expanded credit facility	215 million	1.6 million				LIBOR + 3.50%
	7/8/2011	Expanded credit facility	230 million	0.4 million				LIBOR + 3.00%/3.25%
	2/29/2012	Amended credit facility	230 million	1.5 million				LIBOR + 3.00%/3.25%
	11/30/2012	Amended credit facility	385 million	2.2 million				LIBOR + 2.75%
	1/7/2013	Expanded credit facility	445 million	0.3 million				LIBOR + 2.75%
	8/6/2013	Amended credit facility	480 million	1.8 million				LIBOR + 2.25%
	10/22/2013	Expanded credit facility	605 million	0.7 million				LIBOR + 2.25%
	1/30/2014	Expanded credit facility	650 million	0.1 million	$650 million	$515 million	$135 million	LIBOR(4) + 2.25%

Facility	Date	Transaction	Total Facility Amount	Upfront fee Paid	Total Facility Availability	Amount Drawn	Remaining Availability	Interest Rate
SBA	2/16/2010	Received capital commitment	75 million	0.8 million
	9/21/2010	Received capital commitment	150 million	0.8 million
	7/23/2012	Received capital commitment	225 million	0.8 million	225 million	225 million	—	3.323%(2)
Sumitomo facility	9/16/2011	Entered into credit facility	200 million	2.5 million				LIBOR + 2.25%
	10/30/2013	Reduced credit facility	125 million	—	73 million(1)	61 million	12 million	LIBOR(3) + 2.25%

(1)	Availability to increase upon our decision to further collateralize the facility
(2)	Weighted average interest rate of locked debentures (excludes the SBA annual charge)
(3)	1-month
(4)	1-, 2-, 3- or 6-month, at our option

Convertible Notes

On April 12, 2011, we issued $152 million unsecured convertible notes (“Convertible Notes”), including $2 million issued to Leonard M. Tannenbaum, our Chief Executive Officer. The Convertible Notes were issued pursuant to an Indenture, dated April 12, 2011 (the “Indenture”), between us and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).

The Convertible Notes mature on April 1, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Notes bear interest at a rate of 5.375% per annum payable semiannually in arrears on April 1 and October 1 of each year. The Convertible Notes are our unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries or financing vehicles.

Prior to the close of business on the business day immediately preceding January 1, 2016, holders may convert their Convertible Notes only under certain circumstances set forth in the Indenture, such as during specified periods when our shares of common stock trade at more than 110% of the then applicable conversion price or the Convertible Notes trade at less than 98% of their conversion value. On or after January 1, 2016 until the close of business on the business day immediately preceding the Maturity Date, holders may convert their Convertible Notes at any time. Upon conversion, we will deliver shares of our common stock. The conversion rate was initially, and currently is, 67.7415 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $14.76 per share of common stock). The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of our common stock in excess of a monthly dividend of $0.1066 per share, but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders. Based on the current conversion rate, the maximum number of shares of common stock that would be issued upon conversion of the $115.0 million Convertible Notes outstanding at March 31, 2014 is 7,790,273. If we deliver shares of common stock upon a conversion at the time our net asset value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of our common stock upon our issuance of common stock in connection with the conversion of our Convertible Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance. The shares of common stock issued upon a conversion are not subject to registration rights.

We may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect to us, holders of the Convertible Notes may require us to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Indenture contains certain covenants, including covenants requiring us to provide financial information to the holders of the Convertible Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture. We may repurchase the Convertible Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any Convertible Notes repurchased by us may, at our option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by us. Any Convertible Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the Indenture. During the six months ended March 31, 2014 or March 31, 2013, we did not repurchase any of the Convertible Notes in the open market.

For the three and six months ended March 31, 2014, we recorded interest expense of $1.7 million and $3.4 million, respectively, related to the Convertible Notes.

As of March 31, 2014, there were $115.0 million Convertible Notes outstanding, which had a fair value of $122.6 million.

2019 Notes

On February 26, 2014, we issued $250.0 million in aggregate principal amount of our 4.875% unsecured notes due 2019 (the “2019 Notes”) for net proceeds of $244.6 million after deducting original issue discount of $1.4 million, underwriting commissions and discounts of $3.7 million and offering costs of $0.3 million.

The 2019 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the third supplemental indenture, dated February 26, 2014 (collectively, the “2019 Notes Indenture”), between us and the Trustee. The 2019 Notes are our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 2019 Notes. The 2019 Notes rank equally in right of payment with all of our existing and future liabilities that are not so subordinated. The 2019 Notes effectively rank junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The 2019 Notes rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

Interest on the 2019 Notes is paid semi-annually on March 1 and September 1, at a rate of 4.875% per annum. The 2019 Notes mature on March 1, 2019 and may be redeemed in whole or in part at any time or from time to time at our option prior to maturity.

The 2019 Notes Indenture contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the 2019 Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2019 Notes Indenture. We may repurchase the 2019 Notes in accordance with the 1940 Act and the rules promulgated thereunder. In addition, holders of the 2019 Notes can require us to repurchase the 2019 Notes at 100% of their principal amount upon the occurrence of a certain change of control events as described in the 2019 Notes Indenture. The 2019 Notes are issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. During the six months ended March 31, 2014, we did not repurchase any of the 2019 Notes in the open market.

For the three and six months ended March 31, 2014, we recorded interest expense of $1.2 million related to the 2019 Notes.

As of March 31, 2014, there were $250.0 million of 2019 Notes outstanding, which had a fair value of $256.0 million.

2024 Notes

On October 18, 2012, we issued $75.0 million in aggregate principal amount of our 5.875% 2024 Notes for net proceeds of $72.5 million after deducting underwriting commissions of $2.2 million and offering costs of $0.3 million.

The 2024 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the first supplemental indenture, dated October 18, 2012 (collectively, the “2024 Notes Indenture”), between us and the Trustee. The 2024 Notes are our unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the 2024 Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries or financing vehicles. Interest on the 2024 Notes is paid quarterly in arrears on January 30, April 30, July 30 and October 30, at a rate of 5.875% per annum. The 2024 Notes mature on October 30, 2024 and may be redeemed in whole or in part at any time or from time to time at our option on or after October 30, 2017. The 2024 Notes are listed on the New York Stock Exchange under the trading symbol “FSCE” with a par value of $25.00 per share.

The 2024 Notes Indenture contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act and with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the 2024 Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2024 Notes Indenture. We may repurchase the 2024 Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any 2024 Notes repurchased by us may, at our option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by us. Any 2024 Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the 2024 Notes Indenture. During the six months ended March 31, 2014 and March 31, 2013, we did not repurchase any of the 2024 Notes in the open market.

For the three and six months ended March 31, 2014, we recorded interest expense of $1.2 million and $2.3 million, respectively, related to the 2024 Notes.

As of March 31, 2014, there were $75.0 million 2024 Notes outstanding, which had a fair value of $74.0 million.

2028 Notes

In April and May 2013, we issued $86.3 million in aggregate principal amount of our 6.125% unsecured notes due 2028 (the “2028 Notes”) for net proceeds of $83.4 million after deducting underwriting commissions of $2.6 million and offering costs of $0.3 million. The proceeds included the underwriters’ full exercise of their overallotment option.

The 2028 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the second supplemental indenture, dated April 4, 2013 (collectively, the “2028 Notes Indenture”), between us and the Trustee. The 2028 Notes are our unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the 2028 Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries or financing vehicles. Interest on the 2028 Notes is paid quarterly in arrears on January 30, April 30, July 30 and October 30, at a rate of 6.125% per annum. The 2028 Notes mature on April 30, 2028 and may be redeemed in whole or in part at any time or from time to time at our option on or after April 30, 2018. The 2028 Notes are listed on the NASDAQ Global Select Market under the trading symbol “FSCFL” with a par value of $25.00 per share.

The 2028 Notes Indenture contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the 2028 Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2028 Notes Indenture. We may repurchase the 2028 Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any 2028 Notes repurchased by us may, at our option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by us. Any 2028 Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the 2028 Notes Indenture. During the six months ended March 31, 2014, we did not repurchase any of the 2028 Notes in the open market.

For the three and six months ended March 31, 2014, we recorded interest expense of $1.3 million and $2.7 million, respectively, related to the 2028 Notes.

As of March 31, 2014, there were $86.3 million of 2028 Notes outstanding, which had a fair value of $82.6 million.

Secured Borrowings

We follow the guidance in ASC 860 when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on our Consolidated Statement of Assets and Liabilities and the proceeds are recorded as a secured borrowing until the definition is met. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value.

As of March 31, 2014, secured borrowings at fair value totaled $47.8 million and the fair value of the loans that are associated with these secured borrowings was $136.4 million. These secured borrowings were the result of the completion of partial loan sales of two senior secured debt investments totaling $47.8 million during the three months ended March 31, 2014 that did not meet the definition of a participating interest. As a result, sale treatment was not allowed and these partial loan sales were treated as secured borrowings. During the six months ended March 31, 2014, there were no repayments on secured borrowings.

As of March 31, 2014, there were $47.8 million of secured borrowings outstanding, which had a fair value of $47.8 million.

For the three and six months ended March 31, 2014, we recorded interest expense of $0.2 million related to the secured borrowings.

Total interest expense for the three and six months ended March 31, 2014 was $12.8 million and $23.0 million, respectively. Total interest expense for the three and six months ended March 31, 2013 was $7.8 million and $14.9 million, respectively.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of March 31, 2014, our only off-balance sheet arrangements consisted of $221.4 million of unfunded commitments, which was comprised of $195.7 million to provide debt financing to certain of our portfolio companies and $25.7 million related to unfunded limited partnership interests. As of September 30, 2013, our only off-balance sheet arrangements consisted of $149.5 million, which was comprised of $126.8 million to provide debt financing to certain of our portfolio companies and $22.7 million related to unfunded limited partnership interests. Such commitments are subject to our portfolio companies’ satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in our Consolidated Statement of Assets and Liabilities and are not reflected on our Consolidated Statement of Assets and Liabilities.

A summary of the composition of unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of March 31, 2014 and September 30, 2013 is shown in the table below:

	March 31, 2014	September 30, 2013
Lift Brands Holdings, Inc.	$16,000	$—
BMC Software Finance, Inc.	15,000	—
Desert NDT, LLC	15,000	—
Drugtest, Inc.	10,900	20,000
RP Crown Parent, LLC	10,000	9,000
P2 Upstream Acquisition Co.	10,000	—
Deltek, Inc.	9,880	8,667
Pingora MSR Opportunity Fund I, LP (limited partnership interest)	9,337	9,792
InMotion Entertainment Group, LLC	8,273	—
Yeti Acquisition, LLC	6,500	7,500
ISG Services, LLC	6,000	6,000
Thing5, LLC	6,000	—
Med-Data, Incorporated	6,000	—
I Drive Safely, LLC	5,000	5,000
Adventure Interactive, Corp.	5,000	5,000
First American Payment Systems, LP	5,000	5,000
Reliance Communications, LLC	5,000	2,750
All Web Leads, Inc.	5,000	—
OnCourse Learning Corporation	4,750	—
Integrated Petroleum Technologies, Inc.	4,678	—
Discovery Practice Management, Inc.	4,589	1,000
World 50, Inc.	4,000	4,000
Refac Optical Group	3,600	8,000
Charter Brokerage, LLC	3,467	4,000
Phoenix Brands Merger Sub LLC	3,429	3,429
American Cadastre, LLC	2,780	—
OmniSYS Acquisition Corporation	2,500	—
First Choice ER, LLC(1)	2,157	—
Teaching Strategies, LLC	2,000	5,000
Chicago Growth Partners III, LP (limited partnership interest)	2,000	2,000
CPASS Acquisition Company	1,750	2,500
Moelis Capital Partners Opportunity Fund I-B, LP (limited partnership interest)	1,700	—
Olson + Co., Inc.	1,673	2,105
Tailwind Capital Partners II, LP (limited partnership interest)	1,622	—
Beecken Petty O'Keefe Fund IV, LP (limited partnership interest)	1,609	2,000
Riverside Fund V, LP (limited partnership interest)	1,582	1,712
SPC Partners V, LP (limited partnership interest)	1,572	—
CCCG, LLC	1,520	1,520
Enhanced Recovery Company, LLC	1,500	3,500
Sterling Capital Partners IV, LP (limited partnership interest)	1,398	1,528
Milestone Partners IV, LP (limited partnership interest)	1,291	1,414
Ansira Partners, Inc.	1,190	1,190
Personable Holdings, Inc.	1,142	3,409
Psilos Group Partners IV, LP (limited partnership interest)	1,000	1,000

	March 31, 2014	September 30, 2013
Total Military Management, Inc.	857	—
2Checkout, Inc.	850	2,850
Genoa Healthcare Holdings, LLC	833	1,000
HealthDrive Corporation	734	734
Garretson Firm Resolution Group, Inc.	644	—
Bunker Hill Capital II (QP), LP (limited partnership interest)	639	786
Riverlake Equity Partners II, LP (limited partnership interest)	564	638
ACON Equity Partners III, LP (limited partnership interest)	482	671
Baird Capital Partners V, LP (limited partnership interest)	351	351
Riverside Fund IV, LP (limited partnership interest)	322	287
TransTrade Operators, Inc.	255	—
RCP Direct, LP (limited partnership interest)	250	524
Eagle Hospital Physicians, Inc.	233	1,867
HealthEdge Software, Inc.	—	5,000
Mansell Group, Inc.	—	2,000
Physicians Pharmacy Alliance, Inc.	—	2,000
Miche Bag, LLC	—	1,500
BMC Acquisition, Inc.	—	1,250
Total	$221,403	$149,474

(1)	In addition to its revolving commitment, we have extended a $175.0 million delayed draw term loan facility to First Choice ER, LLC. Specific amounts are made available to the borrower as certain financial requirements are satisfied. As of March 31, 2014, the total amount available to the borrower under this delayed draw facility was $16.1 million, and the facility was undrawn as of this date.

Contractual Obligations

The following table reflects information pertaining to our debt outstanding under the SBA debentures payable, the Wells Fargo facility(1), the ING facility, the Sumitomo facility, our Convertible Notes, our 2024 Notes, 2028 Notes, our 2019 Notes and secured borrowings:

	Debt Outstanding as of September 30, 2013	Debt Outstanding as of March 31, 2014	Weighted Average Debt Outstanding for the Six Months Ended March 31, 2014	Maximum Debt Outstanding for the Six Months Ended March 31, 2014
SBA debentures payable	$181,750	$225,000	$203,391	$225,000
Wells Fargo facility(1)	20,000	—	35,363	55,072
ING facility	168,000	515,250	343,926	515,250
Sumitomo facility	—	61,431	63,421	83,500
Convertible Notes	115,000	115,000	115,000	115,000
2024 Notes	75,000	75,000	75,000	75,000
2028 Notes	86,250	86,250	86,250	86,250
2019 Notes	—	250,000	45,330	250,000
Secured borrowings	—	47,750	7,692	47,750
Total debt	$646,000	$1,375,681	$975,373	$1,385,877

(1)	Effective February 21, 2014, the Company, together with Funding, terminated the Wells Fargo facility.

The following table reflects our contractual obligations arising from the SBA debentures payable, the Wells Fargo facility, the ING facility, the Sumitomo facility, our Convertible Notes, our 2024 Notes, our 2028 Notes, our 2019 Notes and secured borrowings:

	Payments due by period as of March 31, 2014
	Total	< 1 year	1 – 3 years	3 – 5 years	> 5 years
SBA debentures payable	$225,000	$—	$—	$—	$225,000
Interest due on SBA debentures	68,788	8,744	17,749	17,725	24,570
ING facility	515,250	—	—	515,250	—
Interest due on ING facility	54,607	12,559	25,118	16,930	—
Sumitomo facility	61,431	—	—	61,431	—
Interest due on Sumitomo facility	6,598	1,477	2,955	2,166	—
Convertible Notes	115,000	—	115,000	—	—
Interest due on Convertible Notes	12,396	6,181	6,215	—	—
Secured Borrowings	47,750	—	—	47,750	—
Interest due on secured borrowings	9,504	2,300	4,600	2,604	—
2024 Notes	75,000	—	—	—	75,000
Interest due on 2024 Notes	46,670	4,406	8,813	8,813	24,638
2028 Notes	86,250	—	—	—	86,250
Interest due on 2028 Notes	74,451	5,283	10,566	10,566	48,036
2019 Notes	250,000	—	—	250,000	—
Interest due on 2019 Notes	59,970	12,188	24,375	23,407	—
Total	$1,708,665	$53,138	$215,391	$956,642	$483,494

Regulated Investment Company Status and Dividends

We elected, effective as of January 2, 2008, to be treated as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To maintain RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company net taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). As a RIC, we are also subject to a federal excise tax, based on distribution requirements of our taxable income on a calendar year basis (e.g., calendar year 2013). We anticipate timely distribution of our taxable income in accordance with tax rules; however, we incurred a de minimis U.S. federal excise tax for calendar year 2010. We did not incur a federal excise tax for calendar years 2011 and 2012 and do not expect to incur a federal excise tax for the calendar year 2013. We may incur a federal excise tax in future years.

We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). However, we are partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. Also, the covenants under the Wells Fargo facility and Sumitomo facility could, under certain circumstances, restrict Funding and Funding II from making distributions to us and, as a result, hinder our ability to satisfy the distribution requirement. Similarly, the covenants contained in the ING facility may prohibit us from making distributions to our stockholders, and, as a result, could hinder our ability to satisfy the distribution requirement. In addition, we may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividend distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in our credit facilities and debt instruments. If we do not distribute a certain percentage of our taxable income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

Related Party Transactions

We have entered into an investment advisory agreement with Fifth Street Management LLC, our investment adviser. Fifth Street Management LLC is controlled by Leonard M. Tannenbaum, its managing member and the chairman of our Board of Directors and our chief executive officer. Pursuant to the investment advisory agreement, fees payable to our investment adviser equal to (a) a base management fee of 2.0% of the value of our gross assets, which includes any borrowings for investment purposes and excludes cash and cash equivalents, and (b) an incentive fee based on our performance. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. During the three and six months ended March 31, 2014, we incurred fees of $22.0 million and $43.1 million, respectively, under the investment advisory agreement. For the three months ended March 31, 2014, the Investment Adviser voluntarily agreed to waive the portion of the base management fee attributable to assets funded with proceeds from secured borrowings, which resulted in a waiver of $0.2 million. For the three months ended March 31, 2013, the Investment Adviser voluntarily agreed to waive the portion of the base management fee attributable to certain new investments that closed prior to quarter end, which resulted in a waiver of $1.3 million.

Pursuant to the administration agreement entered into as of January 1, 2014 with FSC CT, Inc., which is controlled by Mr. Tannenbaum, FSC CT, Inc. furnishes us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC CT, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will reimburse our allocable portion of overhead and other expenses incurred in performing the obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and their respective staffs. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. The administration agreement with FSC CT, Inc. has terms substantially similar to the terms of our prior administration agreement with FSC, Inc. During the three and six months ended March 31, 2014, we have incurred expenses of $1.5 million and $3.2 million, respectively, under the administration agreement.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name. Fifth Street Capital LLC is controlled by Mr. Tannenbaum, its managing member.

Recent Developments

On May 2, 2014, one new lender joined the ING facility and one existing lender increased its commitment, increasing our borrowing capacity to $670 million from $650 million.

On May 2, 2014, we and Trinity Universal Insurance Company (“Trinity”), a subsidiary of Kemper Corporation, entered into a limited liability company agreement to co-manage Senior Loan Fund JV I, LLC (“SLF JV I”). We and Trinity have committed to provide $100 million of subordinated notes and equity to the joint venture, with us providing $87.5 million and Trinity providing $12.5 million. In addition, SLF JV I intends to seek up to $200 million in third party financing. SLF JV I is expected to invest in middle market and other corporate debt securities.

Recently Issued Accounting Standards

See Note 2 to the Consolidated Financial Statements for a description of recent accounting pronouncements, including the expected dates of adoption and the anticipated impact on the Consolidated Financial Statements.

Quantitative and Qualitative Disclosures about Market Risk.

We are subject to financial market risks, including changes in interest rates. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments, cash and cash equivalents and idle funds investments. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income will be affected by changes in various interest rates, including LIBOR and prime rates, to the extent our debt investments include floating interest rates. In addition, our investments are carried at fair value as determined in good faith by our Board of Directors in accordance with the 1940 Act (See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Investment Valuation”). Our valuation methodology utilizes discount rates in part in valuing our investments, and changes in those discount rates may have an impact on the valuation of our investments.

As of March 31, 2014, 74.0% of our debt investment portfolio (at cost and fair value) bore interest at floating rates. The composition of our floating rate debt investments by cash interest rate floor (excluding PIK) as of March 31, 2014 and September 30, 2013 was as follows:

	March 31, 2014		September 30, 2013
	Fair Value	% of Floating Rate Portfolio	Fair Value	% of Floating Rate Portfolio
Under 1%	$137,435	7.28%	$115,659	9.57%
1% to under 2%	1,669,244	88.39	1,007,366	83.35
2% to under 3%	49,938	2.64	48,649	4.03
3% and over	31,818	1.69	36,913	3.05
Total	$1,888,435	100.00%	$1,208,587	100.00%

Based on our Consolidated Statement of Assets and Liabilities as of March 31, 2014, the following table shows the approximate annualized increase (decrease) in components of net assets resulting from operations of hypothetical base rate changes in interest rates, assuming no changes in our investment and capital structure.

Basis point increase(1)	Interest income	Interest expense	Net increase (decrease)
500	$73,800	$(31,000)	$42,800
400	54,900	(24,700)	30,200
300	36,000	(18,500)	17,500
200	17,300	(12,200)	5,100
100	1,700	(6,000)	(4,300)

(1)	A decline in interest rates would not have a material impact on our Consolidated Financial Statements.

We regularly measure exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on this review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. The following table shows a comparison of the interest rate base for our interest-bearing cash and outstanding investments, at principal, and our outstanding borrowings as of March 31, 2014 and September 30, 2013:

	March 31, 2014		September 30, 2013
	Interest Bearing Cash and Investments	Borrowings	Interest Bearing Cash and Investments	Borrowings
Money market rate	$45,396	$—	$147,359	$—
Prime rate	18,185	—	2,886	—
LIBOR
1-month	62,677	576,681	57,604	188,000
3-month	1,809,906	47,750	1,143,068	—
Fixed rate	664,817	749,878	582,340	458,000
Total	$2,600,981	$1,374,309	$1,933,257	$646,000

UNDERWRITING

Morgan Stanley & Co. LLC, UBS Securities LLC, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC are acting as lead book-running managers of the offering and as representatives of the underwriters named below. SMBC Nikko Securities America, Inc. is acting as joint lead manager for the offering. Subject to the terms and conditions stated in the underwriting agreement dated July 11, 2014, each underwriter named below severally agrees to purchase the number of shares indicated in the following table:

Underwriters	Number of Shares
Morgan Stanley & Co. LLC	7,139,100
UBS Securities LLC	2,775,875
Deutsche Bank Securities Inc.	1,983,525
RBC Capital Markets, LLC	1,086,500
SMBC Nikko Securities America, Inc.	265,000
Total	13,250,000

The underwriters are committed to take and pay for all of the shares being offered, if any are purchased, other than the shares covered by the option described below.

Option to Purchase Additional Shares

The underwriters have an option to buy up to an additional 1,987,500 shares from us. They may exercise that option for 30 days. If any shares are purchased pursuant to this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

Commissions and Discounts

The following table shows the per share and total underwriting discounts and commissions to be paid by us to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares. Fifth Street Management has agreed to pay the underwriters a portion of the sales load in an amount equal to $0.8 million, or $0.062 per share (or $0.9 million, or $0.062 per share, if the underwriters fully exercise their option to purchase additional shares).

Paid by Fifth Street	No Exercise	Full Exercise
Per Share	$0.14	$0.14
Total	$1,855,000	$2,133,250

Shares sold by the underwriters to the public will initially be offered at the public offering price set forth on the cover of this prospectus supplement. If all the shares are not sold at the public offering price, the representatives may change the offering price and the other selling terms. The offering of the shares by the underwriters is subject to receipt and acceptance and subject to the underwriters’ right to reject any order in whole or in part.

We estimate that our share of the total expenses of the offering, excluding underwriting discounts, will be approximately $300,000.

We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act.

Settlement

It is expected that delivery of the shares will be made against payment therefore on or about July 15, 2014, which will be the second business day following the pricing of the shares or “T+2”. Under Rule 15c6-1 of the Securities Exchange Act of 1934, trades in the secondary market generally are required to settle in three business days unless the parties to any such trade expressly agree otherwise.

Lock-up Agreements

We and our officers and directors have agreed with the underwriters, subject to certain exceptions, not to issue, sell, dispose of or hedge any of our common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus supplement continuing through the date 30 days after the date of this prospectus supplement, except with the prior written consent of each of Morgan Stanley & Co. LLC and UBS Securities LLC.

The 30-day restricted period described in the preceding paragraph will be automatically extended if: (1) during the last 17 days of the 30-day restricted period we issue an earnings release or announce material news or a material event; or (2) prior to the expiration of the 30-day restricted period, we announce that we will release earnings results during the 15-day period following the last day of the 30-day restricted period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release of the announcement of the material news or material event.

NASDAQ Global Select Market

Our common stock is listed on the NASDAQ Global Select Market under the symbol “FSC.”

Price Stabilizations and Short Positions

In connection with the offering, Morgan Stanley & Co. LLC, on behalf of the underwriters, may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares from us in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase additional shares pursuant to the option granted to them. “Naked” short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the other underwriters a portion of the underwriting discount received by it because the representatives of such underwriter have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of our stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of our common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the NASDAQ Global Select Market, in the over-the-counter market or otherwise.

Additional Underwriter Compensation

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the issuer, for which they received or will receive customary fees and expenses, including acting as underwriters for our securities offerings. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments. Certain of the net proceeds from the sale of our common stock, not including underwriting compensation, may be paid to affiliates of Morgan Stanley & Co. LLC, UBS Securities LLC, Deutsche Bank

Securities Inc., RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc. under the syndicated ING facility and/or the Sumitomo facility and may receive payments from the Company in connection therewith. Further, an affiliate of Deutsche Bank Securities Inc. serves as trustee under the indentures governing the Convertible Notes, 2019 Notes, 2024 Notes and 2028 Notes and receives payments from the Company in connection therewith.

Sales Outside the United States

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the common shares, or the possession, circulation or distribution of this prospectus supplement, the accompanying prospectus or any other material relating to us or the common shares in any jurisdiction where action for that purpose is required. Accordingly, the common shares may not be offered or sold, directly or indirectly, and none of this prospectus supplement, the accompanying prospectus or any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

Each of the underwriters may arrange to sell common shares offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where they are permitted to do so.

Notice to Prospective Investors in Australia

This prospectus supplement and accompanying prospectus are not formal disclosure documents and have not been, nor will be, lodged with the Australian Securities and Investments Commission. They do not purport to contain all information that an investor or its professional advisers would expect to find in a prospectus or other disclosure document (as defined in the Corporations Act 2001 (Australia)) for the purposes of Part 6D.2 of the Corporations Act 2001 (Australia) or in a product disclosure statement for the purposes of Part 7.9 of the Corporations Act 2001 (Australia), in either case, in relation to the securities.

The securities are not being offered in Australia to “retail clients” as defined in sections 761G and 761GA of the Corporations Act 2001 (Australia). This offering is being made in Australia solely to “wholesale clients” for the purposes of section 761G of the Corporations Act 2001 (Australia) and, as such, no prospectus, product disclosure statement or other disclosure document in relation to the securities has been, or will be, prepared.

This prospectus supplement and accompanying prospectus do not constitute an offer in Australia other than to persons who do not require disclosure under Part 6D.2 of the Corporations Act 2001 (Australia) and who are wholesale clients for the purposes of section 761G of the Corporations Act 2001 (Australia). By submitting an application for our securities, you represent and warrant to us that you are a person who does not require disclosure under Part 6D.2 and who is a wholesale client for the purposes of section 761G of the Corporations Act 2001 (Australia). If any recipient of this prospectus supplement or accompanying prospectus is not a wholesale client, no offer of, or invitation to apply for, our securities shall be deemed to be made to such recipient and no applications for our securities will be accepted from such recipient. Any offer to a recipient in Australia, and any agreement arising from acceptance of such offer, is personal and may only be accepted by the recipient. In addition, by applying for our securities you undertake to us that, for a period of 12 months from the date of issue of the securities, you will not transfer any interest in the securities to any person in Australia other than to a person who does not require disclosure under Part 6D.2 and who is a wholesale client.

Notice to Prospective Investors in Hong Kong

The contents of this prospectus supplement and accompanying prospectus have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this prospectus supplement or accompanying prospectus, you should obtain independent professional advice. Please note that (i) our securities may not be offered or sold in Hong Kong, by means of this prospectus supplement or accompanying prospectus or any document other than to “professional investors” within the meaning of Part I of Schedule 1 of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) (SFO) and any rules made thereunder, or in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong) (CO) or which do not constitute an offer or invitation to the public for the purpose of the CO or the SFO, and (ii) no advertisement, invitation or document relating to our securities may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere) which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to the securities which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the SFO and any rules made thereunder.

Electronic Delivery

The underwriters may make prospectuses available in electronic format. A prospectus in electronic format may be made available on the website maintained by any of the underwriters, and underwriters may distribute such prospectuses electronically. The underwriters may agree with us to allocate a limited number of shares for sale to their online brokerage customers. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

The underwriters do not expect sales to discretionary accounts to exceed five percent of the total number of shares offered.

The addresses of the lead book-running managers are: Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036; UBS Securities LLC, 299 Park Avenue, New York, New York 10171; Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005; and RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, NY 10281.

LEGAL MATTERS

The validity of the shares of common stock offered by this prospectus supplement and certain other legal matters will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C. Certain legal matters related to the offering will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Consolidated Financial Statements as of September 30, 2013 and 2012 and for each of the three years in the period ended September 30, 2013, included in the accompanying prospectus, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing therein.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus supplement. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus supplement.

We file with or furnish to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

F-1

Fifth Street Finance Corp.

Consolidated Statements of Assets and Liabilities
(in thousands, except per share amounts)
(unaudited)

	March 31, 2014	September 30, 2013
ASSETS
Investments at fair value:
Control investments (cost March 31, 2014: $273,078; cost September 30, 2013: $207,518)	$283,614	$215,502
Affiliate investments (cost March 31, 2014: $38,624; cost September 30, 2013: $29,807)	41,715	31,932
Non-control/Non-affiliate investments (cost March 31, 2014: $2,347,502; cost September 30, 2013: $1,622,326)	2,358,969	1,645,612
Total investments at fair value (cost March 31, 2014: $2,659,204; cost September 30, 2013: $1,859,651)	2,684,298	1,893,046
Cash and cash equivalents	45,396	147,359
Interest and fees receivable	18,950	10,379
Due from portfolio company	6,095	1,814
Receivables from unsettled transactions	14,788	—
Deferred financing costs	22,244	19,548
Other assets	544	187
Total assets	$2,792,315	$2,072,333
LIABILITIES AND NET ASSETS
Liabilities:
Accounts payable, accrued expenses and other liabilities	$4,089	$1,166
Base management fee payable	13,501	9,625
Incentive fee payable	8,500	7,175
Due to FSC CT, Inc.	2,008	840
Interest payable	4,907	2,939
Payables from unsettled transactions	3,937	35,716
Amounts payable to syndication partners	8,028	—
Advances received from portfolio companies	7,729	—
Credit facilities payable	576,681	188,000
SBA debentures payable	225,000	181,750
Unsecured convertible notes payable	115,000	115,000
Unsecured notes payable	409,878	161,250
Secured borrowings at fair value (proceeds of $47,750 and $0 at March 31, 2014 and September 30, 2013, respectively)	47,760	—
Total liabilities	1,427,018	703,461
Commitments and contingencies (Note 3)
Net assets:
Common stock, $0.01 par value, 250,000 shares authorized; 139,138 and 139,041 shares issued and outstanding at March 31, 2014 and September 30, 2013, respectively	1,391	1,390
Additional paid-in-capital	1,510,547	1,509,546
Net unrealized appreciation on investments and secured borrowings	25,084	33,395
Net realized loss on investments and interest rate swap	(152,925)	(154,591)
Accumulated overdistributed net investment income	(18,800)	(20,868)
Total net assets (equivalent to $9.81 and $9.85 per common share at March 31, 2014 and September 30, 2013, respectively) (Note 12)	1,365,297	1,368,872
Total liabilities and net assets	$2,792,315	$2,072,333

See notes to Consolidated Financial Statements.

F-2

Fifth Street Finance Corp.

Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three months ended March 31, 2014	Three months ended March 31, 2013	Six months ended March 31, 2014	Six months ended March 31, 2013
Interest income:
Control investments	$3,194	$876	$5,613	$1,758
Affiliate investments	1,098	725	1,864	1,309
Non-control/Non-affiliate investments	49,699	36,019	94,995	69,473
Interest on cash and cash equivalents	3	5	6	8
Total interest income	53,994	37,625	102,478	72,548
PIK interest income:
Control investments	2,542	108	4,950	216
Affiliate investments	207	308	542	765
Non-control/Non-affiliate investments	2,721	3,631	5,592	6,786
Total PIK interest income	5,470	4,047	11,084	7,767
Fee income:
Control investments	1,967	114	2,534	213
Affiliate investments	12	12	181	24
Non-control/Non-affiliate investments	10,508	11,800	26,909	24,483
Total fee income	12,487	11,926	29,624	24,720
Dividend and other income:
Non-control/Non-affiliate investments	181	1,089	276	1,435
Total dividend and other income	181	1,089	276	1,435
Total investment income	72,132	54,687	143,462	106,470
Expenses:
Base management fee	13,735	8,891	25,794	16,937
Incentive fee	8,500	7,001	17,554	13,640
Professional fees	887	784	1,912	1,972
Board of Directors fees	141	122	296	251
Interest expense	12,833	7,761	23,046	14,917
Administrator expense	538	670	1,391	1,600
General and administrative expenses	1,499	1,455	3,252	2,594
Total expenses	38,133	26,684	73,245	51,911
Base management fee waived	(234)	(1,300)	(234)	(1,300)
Net expenses	37,899	25,384	73,011	50,611
Net investment income	34,233	29,303	70,451	55,859
Unrealized appreciation (depreciation) on investments:
Control investments	2,132	4,693	2,552	3,471
Affiliate investments	182	93	965	(63)
Non-control/Non-affiliate investments	(4,897)	(2,106)	(11,818)	(10,067)
Net unrealized appreciation (depreciation) on investments	(2,583)	2,680	(8,301)	(6,659)
Net unrealized appreciation on secured borrowings	(10)	—	(10)	—

See notes to Consolidated Financial Statements.

F-3

Fifth Street Finance Corp.

Consolidated Statements of Operations – (continued)
(in thousands, except per share amounts)
(unaudited)

	Three months ended March 31, 2014	Three months ended March 31, 2013	Six months ended March 31, 2014	Six months ended March 31, 2013
Realized gain (loss) on investments:
Non-control/Non-affiliate investments	(1,540)	(149)	1,666	478
Net realized gain (loss) on investments	(1,540)	(149)	1,666	478
Net increase in net assets resulting from operations	$30,100	$31,834	$63,806	$49,678
Net investment income per common share – basic	$0.25	$0.28	$0.51	$0.56
Earnings per common share – basic	$0.22	$0.30	$0.46	$0.49
Weighted average common shares outstanding – basic	139,138	106,022	139,132	100,394
Net investment income per common share – diluted	$0.24	$0.27	$0.50	$0.54
Earnings per common share – diluted	$0.21	$0.29	$0.45	$0.48
Weighted average common shares outstanding – diluted	146,928	113,812	146,922	108,266
Distributions per common share	$0.25	$0.29	$0.49	$0.58

See notes to Consolidated Financial Statements.

F-4

Fifth Street Finance Corp.

Consolidated Statements of Changes in Net Assets
(in thousands, except per share amounts)
(unaudited)

	Six months ended March 31, 2014	Six months ended March 31, 2013
Operations:
Net investment income	$70,451	$55,859
Net unrealized depreciation on investments	(8,301)	(6,659)
Net unrealized appreciation on secured borrowings	(10)	—
Net realized gains on investments	1,666	478
Net increase in net assets resulting from operations	63,806	49,678
Stockholder transactions:
Distributions to stockholders from ordinary income	(68,383)	(58,063)
Net decrease in net assets from stockholder transactions	(68,383)	(58,063)
Capital share transactions:
Issuance of common stock, net	—	151,309
Issuance of common stock under dividend reinvestment plan	6,189	4,467
Repurchases of common stock under stock repurchase program	(406)	—
Repurchases of common stock under dividend reinvestment program	(4,781)	—
Net increase in net assets from capital share transactions	1,002	155,776
Total increase (decrease) in net assets	(3,575)	147,391
Net assets at beginning of period	1,368,872	903,570
Net assets at end of period	$1,365,297	$1,050,961
Net asset value per common share	$9.81	$9.90
Common shares outstanding at end of period	139,138	106,209

See notes to Consolidated Financial Statements.

F-5

Fifth Street Finance Corp.

Consolidated Statements of Cash Flows
(in thousands, except per share amounts)
(unaudited)

	Six months ended March 31, 2014	Six months ended March 31, 2013
Cash flows from operating activities:
Net increase in net assets resulting from operations	$63,806	$49,678
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Net unrealized depreciation on investments	8,301	6,659
Net unrealized appreciation on secured borrowings	10	—
Net realized gains on investments	(1,666)	(478)
PIK interest income	(11,084)	(7,767)
Recognition of fee income	(29,624)	(24,720)
Accretion of original issue discount on investments	(388)	(283)
Amortization of deferred financing costs	3,441	2,623
Changes in operating assets and liabilities:
Fee income received	28,922	21,148
Increase in interest and fees receivable	(8,298)	(2,596)
(Increase) decrease in due from portfolio company	(4,281)	2,437
(Increase) decrease in receivables from unsettled transactions	(14,788)	1,750
(Increase) decrease in other assets	187	(680)
Increase in accounts payable, accrued expenses and other liabilities	2,925	900
Increase in base management fee payable	3,876	1,018
Increase in incentive fee payable	1,325	1,422
Increase (decrease) in due to FSC CT, Inc.	1,168	(378)
Increase (decrease) in interest payable	1,968	(1,877)
Decrease in payables from unsettled transactions	(31,780)	(16)
Increase in amounts payable to syndication partners	8,028	—
Increase in advances received from portfolio companies	7,729	—
Purchases of investments and net revolver activity	(1,108,320)	(735,531)
Principal payments received on investments (scheduled payments)	23,992	22,328
Principal payments received on investments (payoffs)	106,710	198,463
PIK interest income received in cash	5,714	4,598
Proceeds from the sale of investments	185,916	54,461
Net cash used by operating activities	(756,211)	(406,841)
Cash flows from financing activities:
Distributions paid in cash	(62,194)	(53,595)
Borrowings under SBA debentures payable	43,250	31,750
Borrowings under credit facilities	804,338	575,548
Repayments of borrowings under credit facilities	(415,657)	(403,251)
Proceeds from the issuance of unsecured notes	244,403	72,465
Proceeds from the issuance of common stock	—	151,667
Proceeds from secured borrowings	47,750	—
Repurchases of common stock under stock repurchase program	(406)	—
Repurchases of common stock under dividend reinvestment plan	(4,781)	—
Deferred financing costs paid	(1,913)	(3,445)
Offering costs paid	(542)	(522)
Net cash provided by financing activities	654,248	370,617
Net decrease in cash and cash equivalents	(101,963)	(36,224)
Cash and cash equivalents, beginning of period	147,359	74,393
Cash and cash equivalents, end of period	$45,396	$38,169
Supplemental information:
Cash paid for interest	$17,814	$14,371
Non-cash financing activities:
Issuance of shares of common stock under dividend reinvestment plan	$6,189	$4,467

See notes to Consolidated Financial Statements.

F-6

Fifth Street Finance Corp.

Consolidated Schedule of Investments
(dollar amounts in thousands)
March 31, 2014
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Control Investments(3)
Traffic Solutions Holdings, Inc.	Construction and engineering
Second Lien Term Loan, 12% cash 3% PIK due 12/31/2016		$14,716	$14,712	$14,769
LC Facility, 8.5% cash due 12/31/2016(10)			(1)	—
746,114 Series A Preferred Units			13,600	16,705
746,114 Class A Common Stock Units			5,316	9,916
			33,627	41,390
TransTrade Operators, Inc.(9)	Air freight and logistics
First Lien Term Loan, 11% cash 3% PIK due 5/31/2016		14,656	14,656	11,494
First Lien Revolver, 8% cash due 5/31/2016			—	—
596.67 Series A Common Units in TransTrade Holding LLC			—	—
5,200,000 Preferred Units in TransTrade Holding LLC			5,200	—
			19,856	11,494
HFG Holdings, LLC	Specialized finance
First Lien Term Loan, 6% cash 4% PIK due 6/10/2019		95,028	95,028	95,127
860,000 Class A Units(12)			22,347	27,874
			117,375	123,001
First Star Aviation LLC	Airlines
First Lien Term Loan, 9% cash 3% PIK due 1/9/2018		33,862	33,862	33,966
10,104,401 Common Units			10,105	13,393
			43,967	47,359
First Star Speir Aviation 1 Limited	Airlines
First Lien Term Loan, 9% cash due 7/30/2018(12)		20,600	20,600	20,600
1,087,445 Common Units(12)			1,087	1,087
			21,687	21,687
First Star Bermuda Aviation Limited	Airlines
First Lien Term Loan, 9% cash 3% PIK due 8/19/2018(12)		11,801	11,801	11,801
4,256,042 Common Units(12)			4,256	4,256
			16,057	16,057
Eagle Hospital Physicians, LLC	Healthcare services
First Lien Term Loan A, 8% PIK due 8/1/2016		11,608	11,608	11,576
First Lien Term Loan B, 8.1% PIK due 8/1/2016		3,168	3,168	3,167
First Lien Revolver, 8% cash due 8/1/2016		1,633	1,633	1,633
4,100,000 Class A Common Units			4,100	6,250
			20,509	22,626
Total Control Investments (20.8% of net assets)			$273,078	$283,614
Affiliate Investments(4)
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan, 10% cash 2% PIK due 6/30/2019		$9,053	$9,053	$9,020
1,080,399 shares of Series A Preferred Stock			1,080	3,578
			10,133	12,598

See notes to Consolidated Financial Statements.

F-7

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
March 31, 2014
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
AmBath/ReBath Holdings, Inc.(9)	Home improvement retail
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2016(14)		$2,522	$2,511	$2,547
First Lien Term Loan B, 12.5% cash 2.5% PIK due 4/30/2016		26,005	25,980	25,979
4,668,788 Shares of Preferred Stock			—	591
			28,491	29,117
Total Affiliate Investments (3.1% of net assets)			$38,624	$41,715
Non-Control/Non-Affiliate Investments(7)
Fitness Edge, LLC	Leisure facilities
1,000 Common Units			$43	$211
			43	211
Thermoforming Technology Group LLC (formerly Capital Equipment Group, Inc.)	Industrial machinery
2.28% membership interest			849	837
			849	837
HealthDrive Corporation(9)	Healthcare services
First Lien Term Loan A, 10% cash due 7/17/2014		4,227	4,225	4,150
First Lien Term Loan B, 12% cash 1% PIK due 7/17/2014		11,008	11,008	11,013
First Lien Revolver, 12% cash due 7/17/2014		2,266	2,266	2,267
			17,499	17,430
Cenegenics, LLC	Healthcare services
First Lien Term Loan, 9.75% cash due 9/30/2019		32,750	32,735	32,795
414,419 Common Units(6)			598	1,252
			33,333	34,047
Riverlake Equity Partners II, LP	Multi-sector holdings
1.78% limited partnership interest(12)			436	340
			436	340
Riverside Fund IV, LP	Multi-sector holdings
0.34% limited partnership interest(6)(12)			678	620
			678	620
Psilos Group Partners IV, LP	Multi-sector holdings
2.35% limited partnership interest(11)(12)			—	—
			—	—
Mansell Group, Inc.(9)	Advertising
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/31/2015(14)		5,446	5,414	5,449
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 12/31/2015(14)		9,496	9,453	9,507
			14,867	14,956

See notes to Consolidated Financial Statements.

F-8

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
March 31, 2014
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (2% floor) cash due 8/13/2015(14)		$11,250	$11,185	$11,246
First Lien Term Loan B, LIBOR+10% (2% floor) cash 1% PIK due 8/13/2015(14)		16,014	15,947	15,966
First Lien Revolver, LIBOR+7% (2% floor) cash due 8/13/2015(14)		2,500	2,476	2,500
			29,608	29,712
Specialty Bakers LLC	Food distributors
First Lien Term Loan A, LIBOR+8.5% cash due 9/15/2015(14)		2,906	2,821	2,905
First Lien Term Loan B, LIBOR+11% (2.5% floor) cash due 9/15/2015(14)		11,000	10,916	10,998
First Lien Revolver, LIBOR+8.5% cash due 9/15/2015(14)		4,000	3,969	4,000
			17,706	17,903
Welocalize, Inc.	Internet software & services
3,393,060 Common Units in RPWL Holdings, LLC			3,393	7,438
			3,393	7,438
Miche Bag, LLC(9)	Apparel, accessories & luxury goods
First Lien Term Loan B, LIBOR+10% (3% floor) cash 3% PIK due 12/7/2015(14)		17,755	16,778	14,316
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/7/2015(10)(14)			(25)	—
10,371 Series A Preferred Equity units in Miche Bag Holdings, LLC			1,037	—
1,358.854 Series C Preferred Equity units in Miche Bag Holdings, LLC			136	—
19,417 Series A Common Equity units in Miche Bag Holdings, LLC			—	—
146,289 Series D Common Equity units in Miche Bag Holdings, LLC			1,463	—
			19,389	14,316
Bunker Hill Capital II (QP), LP	Multi-sector holdings
0.51% limited partnership interest(12)			361	263
			361	263
Drugtest, Inc.(9)	Human resources & employment services
First Lien Term Loan A, LIBOR+7.5% (0.75% floor) cash due 6/27/2018(14)		25,487	25,372	25,652
First Lien Term Loan B, LIBOR+10% (1% floor) cash 1.5% PIK due 6/27/2018(14)		13,327	13,261	13,301
Acquisition Line, LIBOR+5.75% cash due 6/27/2015(14)		9,100	9,100	9,100
First Lien Revolver, LIBOR+6% (1% floor) cash due 6/27/2018(10)(14)			(32)	—
			47,701	48,053
Physicians Pharmacy Alliance, Inc.(9)	Healthcare services
First Lien Term Loan, LIBOR+9% cash 1.5% PIK due 1/4/2016(14)		11,330	11,168	11,297
			11,168	11,297

See notes to Consolidated Financial Statements.

F-9

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
March 31, 2014
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Cardon Healthcare Network, LLC	Diversified support services
69,487 Class A Units			$265	$452
			265	452
Phoenix Brands Merger Sub LLC(9)	Household products
Senior Term Loan, LIBOR+5% (1.5% floor) cash due 1/31/2016(15)		$5,197	5,133	5,152
Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		22,030	21,786	21,306
Senior Revolver, LIBOR+5% (1.5% floor) cash due 1/31/2016(15)		3,000	2,938	3,000
			29,857	29,458
CCCG, LLC(9)	Oil & gas equipment services
First Lien Term Loan, LIBOR+8% (1.75% floor) cash 1% PIK due 12/29/2017(15)		34,223	33,850	33,510
First Lien Revolver, LIBOR+5.5% (1.75% floor) cash due 12/31/2014(15)			—	—
			33,850	33,510
Maverick Healthcare Group, LLC	Healthcare equipment
First Lien Term Loan A, LIBOR+5.5% (1.75% floor) cash due 12/31/2016(16)		16,894	16,208	16,924
First Lien Term Loan B, LIBOR+9% (1.75% floor) cash due 12/31/2016(16)		38,700	38,393	38,648
CapEx Line, LIBOR+5.75% (1.75% floor) cash due 12/31/2016(16)		1,266	1,143	1,266
			55,744	56,838
Refac Optical Group	Specialty stores
First Lien Term Loan A, LIBOR+7.5% cash due 9/30/2018(17)		23,017	22,857	22,838
First Lien Term Loan B, LIBOR+8.5% cash 1.75% PIK due 9/30/2018(17)		33,111	32,819	32,623
First Lien Term Loan C, 12% cash due 12/31/2014		5,528	5,528	5,535
First Lien Revolver, LIBOR+7.5% cash due 9/30/2018(17)		4,400	4,336	4,400
1,550.9435 Shares of Common Stock in Refac Holdings, Inc.			1	—
500.9435 Shares of Series A-2 Preferred Stock in Refac Holdings, Inc.			305	—
1,000 Shares of Series A Preferred Stock in Refac Holdings, Inc.			999	546
			66,845	65,942
Baird Capital Partners V, LP	Multi-sector holdings
0.40% limited partnership interest(12)			649	708
			649	708
Charter Brokerage, LLC	Oil & gas equipment services
Senior Term Loan, LIBOR+6.5% (1.5% floor) cash due 10/10/2016(16)		28,153	28,087	28,162
Subordinated Term Loan, 11.75% cash 2% PIK due 10/10/2017		12,096	12,051	12,007
Senior Revolver, LIBOR+6.5% (1.5% floor) cash due 10/10/2016(16)		533	500	533
			40,638	40,702

See notes to Consolidated Financial Statements.

F-10

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
March 31, 2014
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Discovery Practice Management, Inc.(9)	Healthcare services
First Lien Term Loan, LIBOR+9.75% cash due 11/4/2018(14)		$20,308	$20,230	$20,251
First Lien Revolver, LIBOR+6% cash due 11/4/2018(14)		750	732	750
Capex Line, LIBOR+7% cash due 11/4/2018(14)		250	250	250
			21,212	21,251
Milestone Partners IV, LP	Multi-sector holdings
0.85% limited partnership interest(12)			709	756
			709	756
Insight Pharmaceuticals LLC	Pharmaceuticals
Second Lien Term Loan, LIBOR+11.75% (1.5% floor) cash due 8/25/2017(15)		13,517	13,452	13,561
			13,452	13,561
National Spine and Pain Centers, LLC	Healthcare services
Subordinated Term Loan, 11% cash 1.6% PIK due 9/27/2017		29,500	29,344	29,666
317,282.97 Class A Units			317	377
			29,661	30,043
RCPDirect, LP	Multi-sector holdings
0.91% limited partnership interest(6)(12)			750	897
			750	897
The MedTech Group, Inc.(9)	Healthcare equipment
Senior Term Loan, LIBOR+5.5% (1.5% floor) cash due 9/7/2016(15)		12,285	12,228	12,291
			12,228	12,291
Digi-Star Acquisition Holdings, Inc.	Industrial machinery
Subordinated Term Loan, 12% cash 1.5% PIK due 11/18/2017		16,571	16,496	16,657
264.37 Class A Preferred Units			115	117
2,954.87 Class A Common Units(6)			36	425
			16,647	17,199
CPASS Acquisition Company	Internet software & services
First Lien Term Loan, LIBOR+9% (1.5% floor) cash 1% PIK due 11/21/2016(14)		7,800	7,734	7,847
First Lien Revolver, LIBOR+9% (1.5% floor) cash due 11/21/2016(14)		750	740	750
			8,474	8,597
Genoa Healthcare Holdings, LLC	Pharmaceuticals
Senior Term Loan, LIBOR+5.25% (1.25% floor) cash due 12/1/2016(15)		8,550	8,550	8,572
Subordinated Term Loan, 12% cash 2% PIK due 6/1/2017		13,104	13,032	13,258
Senior Revolver, LIBOR+5.25% (1.25% floor) cash due 12/1/2016(15)		167	167	167
500,000 Preferred Units(6)			261	289
500,000 Class A Common Units			25	804
			22,035	23,090

See notes to Consolidated Financial Statements.

F-11

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
March 31, 2014
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
ACON Equity Partners III, LP	Multi-sector holdings
0.13% limited partnership interest(6)(12)			$518	$333
			518	333
CRGT, Inc.	IT consulting & other services
Subordinated Term Loan, 12.5% cash 3% PIK due 3/9/2018		$27,149	26,983	27,646
			26,983	27,646
Riverside Fund V, LP	Multi-sector holdings
0.48% limited partnership interest(12)			418	354
			418	354
World 50, Inc.	Research & consulting services
First Lien Term Loan A, LIBOR+6.25% (1.5% floor) cash due 3/30/2017(18)		10,355	10,268	10,464
First Lien Term Loan B, 12.5% cash due 3/30/2017		7,000	6,947	7,037
Senior Revolver, LIBOR+6.25% (1.5% floor) cash due 3/30/2017(10)(18)			(38)	—
			17,177	17,501
Nixon, Inc.	Apparel, accessories & luxury goods
First Lien Term Loan, 8.75% cash 2.75% PIK due 4/16/2018		8,960	8,894	8,985
			8,894	8,985
JTC Education, Inc.(9)	Education services
Subordinated Term Loan, 13% cash due 11/1/2017		14,500	14,425	14,506
17,391 Shares of Series A-1 Preferred Stock			313	403
17,391 Shares of Common Stock			187	50
			14,925	14,959
BMC Acquisition, Inc.	Diversified financial services
500 Series A Preferred Shares			499	532
50,000 Common Shares			1	—
			500	532
Ansira Partners, Inc.(9)	Advertising
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/4/2017(15)		10,046	9,992	9,993
First Lien Revolver, LIBOR+5.5% (1.5% floor) cash due 5/4/2017(10)(15)			(6)	—
250 Preferred Units & 250 Class A Common Units of Ansira Holdings, LLC			250	298
			10,236	10,291
Edmentum, Inc.	Education services
Second Lien Term Loan, LIBOR+9.75% (1.5% floor) cash due 5/17/2019(15)		17,000	17,000	17,156
			17,000	17,156

See notes to Consolidated Financial Statements.

F-12

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
March 31, 2014
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
I Drive Safely, LLC	Education services
First Lien Term Loan, LIBOR+8.5% (1.5% floor) cash due 5/25/2017(17)		$27,000	$26,996	$27,479
First Lien Revolver, LIBOR+6.5% (1.5% floor) cash due 5/25/2017(10)(17)			(1)	—
75,000 Class A Common Units of IDS Investments, LLC			750	655
			27,745	28,134
Yeti Acquisition, LLC(9)	Leisure products
First Lien Term Loan A, LIBOR+8% (1.25% floor) cash due 6/15/2017(14)		17,856	17,849	18,022
First Lien Term Loan B, LIBOR+11.25% (1.25% floor) cash 1% PIK due 6/15/2017(14)		12,000	11,997	12,082
First Lien Revolver, LIBOR+8% (1.25% floor) cash due 6/15/2017(14)		1,000	997	1,000
1,500 Common Stock Units of Yeti Holdings, Inc.			1,500	2,835
			32,343	33,939
Specialized Education Services, Inc.	Education services
Senior Term Loan, LIBOR+7% (1.5% floor) cash due 6/28/2017(15)		8,795	8,795	8,758
Subordinated Term Loan, 11% cash 1.5% PIK due 6/28/2018		17,974	17,974	18,069
			26,769	26,827
Vitalyst Holdings, Inc. (formerly known as PC Helps Support, LLC)	IT consulting & other services
Subordinated Term Loan, 12% cash 1.5% PIK due 9/5/2018		18,947	18,947	19,033
675 Series A Preferred Units of PCH Support Holdings, Inc.			675	573
7,500 Class A Common Stock Units of PCH Support Holdings, Inc.			75	—
			19,697	19,606
Olson + Co., Inc.(9)	Advertising
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 9/30/2017(15)		13,506	13,506	13,510
First Lien Revolver, LIBOR+5.5% (1.5% floor) cash due 9/30/2017(15)			—	—
			13,506	13,510
Beecken Petty O’Keefe Fund IV, L.P.	Multi-sector holdings
0.5% limited partnership interest(12)			391	370
			391	370
Deltek, Inc.(9)	IT consulting & other services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 10/10/2019(15)		25,000	25,000	25,463
First Lien Revolver, LIBOR+4.75% (1.25% floor) cash due 10/10/2017(15)			—	—
			25,000	25,463

See notes to Consolidated Financial Statements.

F-13

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
March 31, 2014
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
First American Payment Systems, LP	Diversified support services
Second Lien Term Loan, LIBOR+9.5% (1.25% floor) cash due 4/12/2019(15)		$25,000	$25,000	$25,486
First Lien Revolver, LIBOR+4.5% (1.25% floor) cash due 10/12/2017(15)			—	—
			25,000	25,486
Dexter Axle Company	Auto parts & equipment
1,500 Common Shares in Dexter Axle Holding Company			1,500	2,281
			1,500	2,281
SumTotal Systems, LLC	Internet software & services
Second Lien Term Loan, LIBOR+9% (1.25% floor) cash due 5/16/2019(15)		20,000	20,000	19,973
			20,000	19,973
Comprehensive Pharmacy Services, LLC	Pharmaceuticals
Subordinated Term Loan, 11.25% cash 1.5% PIK due 11/30/2019		14,255	14,255	14,563
20,000 Common Shares in MCP CPS Group Holdings, Inc.(6)			2,000	2,578
			16,255	17,141
Reliance Communications, LLC	Internet software & services
First Lien Term Loan A, LIBOR+7% (1% floor) cash due 12/18/2017(14)		21,094	21,075	21,092
First Lien Term Loan B, LIBOR+11.5% (1% floor) cash due 12/18/2017(14)		11,333	11,323	11,335
First Lien Revolver, LIBOR+7% (1% floor) cash due 12/18/2017(10)(14)			(4)	—
			32,394	32,427
Garretson Firm Resolution Group, Inc.	Diversified support services
First Lien Term Loan, LIBOR+5% (1.25% floor) cash due 12/20/2018(15)		7,078	7,078	7,089
Subordinated Term Loan, 11% cash 1.5% PIK due 6/20/2019		5,057	5,057	5,122
First Lien Revolver, LIBOR+5% (1.25% floor) cash due 12/20/2017(15)		606	606	606
4,950,000 Preferred Units in GRG Holdings, LP			495	288
50,000 Common Units in GRG Holdings, LP			5	—
			13,241	13,105
Teaching Strategies, LLC	Education services
First Lien Term Loan A, LIBOR+6% (1.25% floor) cash due 12/21/2017(18)		59,350	59,329	59,985
First Lien Term Loan B, LIBOR+8.35% (1.25% floor) cash 3.15% PIK due 12/21/2017(18)		27,902	27,893	28,093
First Lien Revolver, LIBOR+6% (1.25% floor) cash due 12/21/2017(18)		3,000	2,997	3,000
			90,219	91,078
Omniplex World Services Corporation	Security & alarm services
Subordinated Term Loan, 12.25% cash 1.25% PIK due 12/21/2018		12,704	12,704	12,732
500 Class A Common Units in Omniplex Holdings Corp.			500	553
			13,204	13,285
Dominion Diagnostics, LLC	Healthcare services
Subordinated Term Loan, 11% cash 2% PIK due 12/21/2018		15,906	15,906	15,884
			15,906	15,884

See notes to Consolidated Financial Statements.
F-14

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
March 31, 2014
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Affordable Care, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+9.25% (1.25% floor) cash due 12/26/2019(15)		$21,500	$21,500	$21,822
			21,500	21,822
Aderant North America, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 6/20/2019(15)		7,000	7,000	7,048
			7,000	7,048
AdVenture Interactive, Corp.	Advertising
First Lien Term Loan, LIBOR+6.75% (1.25% floor) cash due 3/22/2018(16)		90,989	90,945	91,341
First Lien Revolver, LIBOR+6.75% (1.25% floor) cash due 3/22/2018(10)(16)			(2)	—
2,000 Preferred Units of AVI Holdings, L.P.(6)			1,811	1,295
			92,754	92,636
CoAdvantage Corporation	Human resources & employment services
Subordinated Term Loan, 11.5% cash 1.25% PIK due 12/31/2018		14,800	14,800	15,014
50,000 Class A Units in CIP CoAdvantage Investments LLC			557	603
			15,357	15,617
EducationDynamics, LLC	Education services
Subordinated Term Loan, 12% cash 6% PIK due 1/16/2017		11,400	11,400	11,396
			11,400	11,396
Sterling Capital Partners IV, L.P.	Multi-sector holdings
0.20% limited partnership interest(6)(12)			602	575
			602	575
Devicor Medical Products, Inc.	Healthcare equipment
First Lien Term Loan, LIBOR+5% (2% floor) cash due 7/8/2015(15)		9,238	9,238	9,228
			9,238	9,228
RP Crown Parent, LLC	Application software
First Lien Revolver, LIBOR+5.5% (1.25% floor) cash due 12/21/2017(10)(15)			(546)	—
			(546)	—
Advanced Pain Management Holdings, Inc.	Healthcare services
First Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 2/26/2018(15)		24,000	24,000	24,392
			24,000	24,392
Rocket Software, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.75% (1.5% floor) cash due 2/8/2019(15)		10,475	10,439	10,461
			10,439	10,461
TravelClick, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 3/26/2018(15)		15,000	15,000	15,070
			15,000	15,070

See notes to Consolidated Financial Statements.

F-15

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
March 31, 2014
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
ISG Services, LLC	Diversified support services
First Lien Term Loan, LIBOR+8% (1% floor) cash due 3/28/2018(15)		$93,831	$93,769	$93,623
First Lien Revolver, LIBOR+8% (1% floor) cash due 3/28/2018(15)		4,000	3,993	4,000
			97,762	97,623
Joerns Healthcare, LLC(9)	Healthcare services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 9/28/2018(15)		20,000	20,000	19,923
			20,000	19,923
Pingora MSR Opportunity Fund I, LP	Thrift & mortgage finance
1.90% limited partnership interest(12)			663	562
			663	562
Chicago Growth Partners III, LP	Multi-sector holdings
0.50% limited partnership interest(11)(12)			—	—
			—	—
Credit Infonet, Inc.	Data processing & outsourced services
Subordinated Term Loan, 12.25% cash due 10/26/2018		13,250	13,250	13,468
			13,250	13,468
H.D. Vest, Inc.	Specialized finance
Second Lien Term Loan, LIBOR+8% (1.25% floor) cash due 6/18/2019(16)		8,750	8,750	8,844
			8,750	8,844
2Checkout.com, Inc.	Diversified support services
First Lien Revolver, LIBOR+5% cash due 6/26/2016(17)		2,150	2,148	2,150
			2,148	2,150
Meritas Schools Holdings, LLC	Education services
First Lien Term Loan, LIBOR+5.75% (1.25% floor) cash due 6/25/2019(15)		9,918	9,918	9,946
			9,918	9,946
Personable Holdings, Inc.	Other diversified financial services
First Lien Term Loan, LIBOR+6% (1.25% floor) cash due 5/16/2018(15)		10,828	10,828	10,869
First Lien Revolver, LIBOR+6% (1.25% floor) cash due 5/16/2018(15)		2,267	2,267	2,267
			13,095	13,136
Royal Adhesives and Sealants, LLC	Specialty chemicals
Second Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 1/31/2019(15)		13,500	13,500	13,512
			13,500	13,512

See notes to Consolidated Financial Statements.

F-16

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
March 31, 2014
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Bracket Holding Corp.	Healthcare services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 2/15/2020(15)		$32,000	$32,000	$31,019
50,000 Common Units in AB Group Holdings, LP			500	201
			32,500	31,220
Salus CLO 2012-1, Ltd.	Asset management & custody banks
Class F Deferrable Notes – A, LIBOR+11.5% cash due 3/5/2021(12)(19)		7,500	7,500	7,500
Class F Deferrable Notes – B, LIBOR+10.85% cash due 3/5/2021(12)(19)		22,000	22,000	22,000
			29,500	29,500
HealthEdge Software, Inc.	Application software
Second Lien Term Loan, 12% cash due 9/30/2018		17,500	17,298	17,471
482,453 Series A-3 Preferred Stock Warrants (exercise price $1.450918)			213	213
			17,511	17,684
InMotion Entertainment Group, LLC	Consumer electronics
First Lien Term Loan, LIBOR+7.75% (1.25% floor) cash due 10/1/2018(14)		23,813	23,795	23,902
First Lien Revolver, LIBOR+6.75% (1.25% floor) cash due 10/1/2018(14)		3,550	3,547	3,550
CapEx Line, LIBOR+7.75% (1.25% floor) cash due 10/1/2018(14)		272	268	272
1,000,000 Class A Units in InMotion Entertainment Holdings, LLC			1,000	1,039
			28,610	28,763
BMC Software Finance, Inc.	Application software
First Lien Revolver, LIBOR+4% (1% floor) cash due 9/10/2018(20)			—	—
			—	—
CT Technologies Intermediate Holdings, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+8% (1.25% floor) cash due 10/4/2020(15)		12,000	12,000	12,009
			12,000	12,009
Thing5, LLC	Data processing & outsourced services
First Lien Term Loan, LIBOR+7% (1% floor) cash due 10/11/2018(15)		45,000	44,978	45,104
First Lien Revolver, LIBOR+7% (1% floor) cash due 10/11/2018(10)(15)			(3)	—
2,000,000 Common Units in T5 Investment Vehicle, LLC(6)			2,000	2,229
			46,975	47,333
Epic Health Services, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+8% (1.25% floor) cash due 10/18/2019(15)		25,000	25,000	25,038
			25,000	25,038

See notes to Consolidated Financial Statements.

F-17

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
March 31, 2014
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Kason Corporation	Industrial machinery
Subordinated Term Loan, 11.5% cash 1.75% PIK due 10/28/2019		$5,645	$5,645	$5,646
450 Class A Preferred Units in Kason Investment, LLC			450	434
5,000 Class A Common Units in Kason Investment, LLC			50	—
			6,145	6,080
First Choice ER, LLC	Healthcare services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 10/31/2018(14)		75,000	74,985	75,043
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 10/31/2018(14)		7,000	6,998	7,000
First Lien Delayed Draw Term Loan, LIBOR+7.5% (1% floor) cash due 4/30/2015 (10)(14)			(33)	—
			81,950	82,043
SPC Partners V, LP	Multi-sector holdings
0.4% limited partnership interest(6)(12)			428	359
			428	359
Systems Maintenance Services Holdings, Inc.	IT consulting & other services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 10/18/2020(15)		24,000	24,000	24,027
			24,000	24,027
Vandelay Industries Merger Sub, Inc.	Industrial machinery
Second Lien Term Loan, 10.75% cash 1% PIK due 11/12/2019		27,024	27,024	27,035
2,500,000 Class A Common Units in Vandelay Industries, LP			2,500	2,975
			29,524	30,010
Vitera Healthcare Solutions, LLC	Healthcare technology
First Lien Term Loan, LIBOR+5% (1% floor) cash due 11/4/2020(20)		4,988	4,988	4,989
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 11/4/2021(20)		8,000	8,000	7,999
			12,988	12,988
Renaissance Learning, Inc.	Education services
Second Lien Term Loan, LIBOR+7.75% (1% floor) cash due 5/13/2021(15)		16,000	16,000	16,053
			16,000	16,053
SugarSync, Inc.	Internet software & services
First Lien Term Loan, LIBOR+10% (0.5% floor) cash due 11/18/2016(14)		6,500	6,500	6,470
			6,500	6,470
The Active Network, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/15/2021(15)		13,600	13,600	13,631
			13,600	13,631

See notes to Consolidated Financial Statements.

F-18

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
March 31, 2014
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
OmniSYS Acquisition Corporation	Diversified support services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 11/21/2018(21)		$20,869	$20,843	$20,860
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 11/21/2018(10)(21)			(3)	—
100,000 Common Units in OSYS Holdings, LLC			1,000	1,015
			21,840	21,875
Med-Data, Incorporated	Diversified support services
First Lien Term Loan, LIBOR+7.25% (1% floor) cash due 11/22/2018(17)		39,750	39,724	39,816
First Lien Revolver, LIBOR+7.25% (1% floor) cash due 11/22/2018(10)(17)			(3)	—
			39,721	39,816
All Web Leads, Inc.	Advertising
First Lien Term Loan, LIBOR+8% (1% floor) cash due 11/26/2018(17)		50,433	50,407	50,430
First Lien Revolver, LIBOR+8% (1% floor) cash due 11/26/2018(10)(17)			(3)	—
			50,404	50,430
Moelis Capital Partners Opportunity Fund I-B, LP	Multi-sector holdings
1.0% limited partnership interest(12)			300	266
			300	266
Aden & Anais Merger Sub, Inc.	Apparel, accessories & luxury goods
Subordinated Term Loan, 10% cash 2% PIK due 6/23/2019		12,066	12,066	12,074
30,000 Common Units in Aden & Anais Holdings, Inc.			3,000	3,261
			15,066	15,335
Lift Brands, Inc.	Leisure facilities
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 12/23/2019(15)		79,500	79,447	79,513
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 12/23/2019(15)		4,000	3,987	4,000
2,000,000 Class A Common Units in Snap Investments, LLC			2,000	2,141
			85,434	85,654
Tailwind Capital Partners II, LP	Multi-sector holdings
0.3% limited partnership interest(6)(12)			378	378
			378	378
Long’s Drugs Incorporated	Pharmaceuticals
Subordinated Term Loan, 11% cash 1% PIK due 1/31/2020		9,470	9,470	9,470
50 Series A Preferred Shares in TWL Holdings Corp.			500	500
			9,970	9,970
American Cadastre, LLC	Systems software
First Lien Revolver, LIBOR+5% (1% floor) cash due 8/14/2015(14)		3,220	3,212	3,220
			3,212	3,220

See notes to Consolidated Financial Statements.

F-19

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
March 31, 2014
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Five9, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+9% (1% floor) cash due 2/20/2019(14)		$20,000	$19,689	$19,689
474,308 Common Stock Warrants (exercise price $2.53)			321	321
			20,010	20,010
Crealta Pharmaceuticals LLC	Pharmaceuticals
Second Lien Term Loan, 12.75% cash due 8/21/2020		20,000	20,000	20,000
			20,000	20,000
Conviva Inc.	Application software
First Lien Term Loan, LIBOR+8.75% (1% floor) cash due 2/28/2018(14)		5,000	4,900	4,900
417,851 Series D Preferred Stock Warrants (exercise price $1.1966)			105	105
			5,005	5,005
OnCourse Learning Corporation	Education services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 2/28/2019(14)		65,000	64,923	65,000
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 2/28/2019(14)		250	244	250
200,000 Class A Units in CIP OCL Investments, LLC			2,000	2,000
			67,167	67,250
ShareThis, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+10.5% (1% floor) cash due 3/5/2018(14)		15,000	14,640	14,640
345,452 Series C Preferred Stock Warrants (exercise price $3.0395)			367	367
			15,007	15,007
Aegis Toxicology Sciences Corporation	Healthcare services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 8/24/2021(15)		18,000	18,000	18,000
			18,000	18,000
Aptean, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+7.5% (1% floor) cash due 2/24/2021(15)		3,000	3,000	3,000
			3,000	3,000
Desert NDT, LLC	Oil & gas equipment services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 3/26/2019(16)		133,000	132,959	133,000
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 3/26/2019(10)(16)			(5)	—
			132,954	133,000
Integrated Petroleum Technologies, Inc.	Oil & gas equipment services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 3/31/2019(15)		33,103	33,063	33,103
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 3/31/2019(15)		720	713	720
			33,776	33,823

See notes to Consolidated Financial Statements.

F-20

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
March 31, 2014
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Total Military Management, Inc.	Air freight and logistics
First Lien Term Loan, LIBOR+5.75% (1.25% floor) cash due 3/31/2019(16)		$13,429	$13,429	$13,429
Delayed Draw Term Loan, LIBOR+5.75% (1.25% floor) cash due 3/31/2019(16)			—	—
First Lien Revolver, LIBOR+5.75% (1.25% floor) cash due 3/31/2019(16)			—	—
			13,429	13,429
Flexera Software LLC	Internet software & services
Second Lien Term Loan, LIBOR+7% (1% floor) cash due 4/2/2021(15)		3,900	3,900	3,900
			3,900	3,900
Total Non-Control/Non-Affiliate Investments (172.8% of net assets)			$2,347,502	$2,358,969
Total Portfolio Investments (196.6% of net assets)			$2,659,204	$2,684,298

(1)	All debt investments are income producing unless otherwise noted. Equity is non-income producing unless otherwise noted.
(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.
(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(6)	Income producing through payment of dividends or distributions.
(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(8)	Principal includes accumulated PIK interest and is net of repayments.
(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
Joerns Healthcare, LLC	February 12, 2014	+ 0.5% on Term Loan		Per loan amendment
Olson + Co., Inc.	December 13, 2013	+ 0.25% on Term Loan & Revolver		Per loan amendment
Phoenix Brands Merger Sub LLC	November 21, 2013	+ 2.75% on Senior Term Loan, Revolver and Subordinated Term Loan		Per loan agreement
TransTrade Operators, Inc.	October 1, 2013	– 11.0% on Term Loan	+ 11.0% on Term Loan	Per loan amendment
HealthDrive Corporation	October 1, 2013	– 4.0% on Term Loan A – 6.0% on Term Loan B	+ 6.0% on Term Loan A + 7.0% on Term Loan B	Per loan amendment
Miche Bag, LLC	July 26, 2013	– 3.0% on Term Loan B	– 1.0% on Term Loan B	Per loan amendment
Ansira Partners, Inc.	June 30, 2013	– 0.5% on Term Loan & Revolver		Tier pricing per loan agreement
Drugtest, Inc.	June 27, 2013	– 1.5% on Term Loan A – 0.75% on Term Loan B – 0.25% on Revolver	– 0.5% on Term Loan B	Per loan amendment

See notes to Consolidated Financial Statements.

F-21

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
March 31, 2014
(unaudited)

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
The MedTech Group, Inc.	June 12, 2013	– 0.50% on Term Loan		Per loan amendment
Physicians Pharmacy Alliance, Inc.	April 1, 2013	+ 3.0% on Term Loan & Revolver	+ 1.0% on Term Loan	Per loan agreement
Discovery Practice Management, Inc.	April 1, 2013	– 1.0% on Term Loan A – 1.0% on Revolver	– 1.0% on Term Loan B	Tier pricing per loan agreement
Deltek, Inc.	February 1, 2013	– 1.0% on Revolver		Per loan amendment
JTC Education, Inc.	January 1, 2013	+ 0.25% on Term Loan		Per loan amendment
Mansell Group, Inc.	January 1, 2013	+ 2.0% on Term Loan A, Term Loan B & Revolver		Per loan agreement
CCCG, LLC	November 15, 2012	+ 0.5% on Term Loan	+ 1.0% on Term Loan	Per loan amendment
Yeti Acquisition, LLC	October 1, 2012	– 1.0% on Term Loan A, Term Loan B & Revolver		Tier pricing per loan agreement
Ambath/Rebath Holdings, Inc.	April 1, 2012	– 2.0% on Term Loan A – 4.5% on Term Loan B	+ 2.0% on Term Loan A + 4.5% on Term Loan B	Per loan amendment
(10)	Investment has undrawn commitments and a negative cost basis as a result of unamortized fees. Unamortized fees are classified as unearned income which reduces cost basis.
(11)	Represents an unfunded commitment to fund limited partnership interest.
(12)	Investment is not a “qualifying asset” as defined under Section 55(a) of the 1940 Act, in whole or in part.
(13)	The sale of a portion of this loan does not qualify for sale accounting under ASC Topic 860 — Transfers and Servicing, and therefore, the entire debt investment remains in the Schedule of Investments. (See Note 15 in the accompanying notes to the Consolidated Financial Statements.)
(14)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 90-day LIBOR.
(15)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day, 60-day, 90-day or 180-day LIBOR, at the borrower’s option.
(16)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day, 60-day or 90-day LIBOR, at the borrower’s option.
(17)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day LIBOR.
(18)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day or 60-day LIBOR, at the borrower’s option.
(19)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 180-day LIBOR.
(20)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day, 90-day or 180-day LIBOR, at the borrower’s option.
(21)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day or 90-day LIBOR, at the borrower’s option.

See notes to Consolidated Financial Statements.

F-22

Fifth Street Finance Corp.

Consolidated Schedule of Investments
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Control Investments(3)
Traffic Solutions Holdings, Inc.	Construction and engineering
Second Lien Term Loan, 12% cash 3% PIK due 12/31/2016		$14,494	$14,480	$14,499
LC Facility, 8.5% cash due 12/31/2016(10)			(5)	—
746,114 Series A Preferred Units			12,786	15,891
746,114 Class A Common Stock Units			5,316	10,529
			32,577	40,919
TransTrade Operators, Inc.	Air freight and logistics
First Lien Term Loan, 11% cash 3% PIK due 5/31/2016		13,660	13,660	13,524
596.67 Series A Common Units in TransTrade Holding LLC			—	—
3,033,333.33 Preferred Units in TransTrade Holding LLC			3,033	539
			16,693	14,063
HFG Holdings, LLC	Specialized finance
First Lien Term Loan, 6% cash 4% PIK due 6/10/2019		93,135	93,135	93,297
860,000 Class A Units(12)			22,347	22,346
			115,482	115,643
First Star Aviation, LLC	Airlines
First Lien Term Loan, 9% cash 3% PIK due 1/9/2018		19,211	19,211	19,211
5,264,207 Common Units			5,264	5,264
			24,475	24,475
Eagle Hospital Physicians, LLC(13)	Healthcare services
First Lien Term Loan A, 8% PIK due 8/1/2016		11,150	11,150	11,149
First Lien Term Loan B, 8.1% PIK due 8/1/2016		3,041	3,041	3,050
First Lien Revolver, 8% cash due 8/1/2016			—	—
4,100,000 Class A Common Units			4,100	6,203
			18,291	20,402
Total Control Investments (15.7% of net assets)			$207,518	$215,502
Affiliate Investments(4)
Caregiver Services, Inc.	Healthcare services
1,080,399 shares of Series A Preferred Stock			$1,080	$3,256
			1,080	3,256
AmBath/ReBath Holdings, Inc.(9)	Home improvement retail
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2016(15)		3,223	3,219	3,272
First Lien Term Loan B, 12.5% cash 2.5% PIK due 4/30/2016		25,515	25,508	25,317
4,668,788 Shares of Preferred Stock			—	87
			28,727	28,676
Total Affiliate Investments (2.3% of net assets)			$29,807	$31,932

See notes to Consolidated Financial Statements.

F-23

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Non-Control/Non-Affiliate Investments(7)
Fitness Edge, LLC	Leisure facilities
1,000 Common Units(6)			$43	$190
			43	190
Capital Equipment Group, Inc.(9)	Industrial machinery
Second Lien Term Loan, 12% cash 2.75% PIK due 12/27/2015		$4,007	4,007	4,003
33,786 shares of Common Stock			345	1,206
			4,352	5,209
Western Emulsions, Inc.	Construction materials
Second Lien Term Loan, 12.5% cash 2.5% PIK due 6/30/2014		7,200	7,170	7,297
			7,170	7,297
HealthDrive Corporation(9)	Healthcare services
First Lien Term Loan A, 10% cash due 7/17/2014		4,151	4,148	4,213
First Lien Term Loan B, 12% cash 1% PIK due 7/17/2014		10,573	10,573	10,497
First Lien Revolver, 12% cash due 7/17/2014		2,266	2,266	2,266
			16,987	16,976
Cenegenics, LLC	Healthcare services
First Lien Term Loan, 9.75% cash due 9/30/2019		33,500	33,468	33,527
414,419 Common Units(6)			598	1,317
			34,066	34,844
Riverlake Equity Partners II, LP	Multi-sector holdings
1.78% limited partnership interest(6)(12)			362	325
			362	325
Riverside Fund IV, LP	Multi-sector holdings
0.34% limited partnership interest(6)(12)			713	658
			713	658
Psilos Group Partners IV, LP	Multi-sector holdings
2.35% limited partnership interest(11)(12)			—	—
			—	—
Mansell Group, Inc.(9)	Advertising
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2015(15)		6,551	6,498	6,616
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 4/30/2015(15)		9,424	9,362	9,510
First Lien Revolver, LIBOR+6% (3% floor) cash due 4/30/2015(10)(15)		—	(13)	—
			15,847	16,126

See notes to Consolidated Financial Statements.

F-24

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (2% floor) cash due 8/13/2015(15)		$11,500	$11,398	$11,522
First Lien Term Loan B, LIBOR+10% (2% floor) cash 1% PIK due 8/13/2015(15)		16,013	15,913	15,999
First Lien Revolver, LIBOR+7% (2% floor) cash due 8/13/2015(15)		500	463	500
			27,774	28,021
Specialty Bakers LLC	Food distributors
First Lien Term Loan A, LIBOR+8.5% cash due 9/15/2015(15)		3,720	3,596	3,721
First Lien Term Loan B, LIBOR+11% (2.5% floor) cash due 9/15/2015(15)		11,000	10,882	11,011
First Lien Revolver, LIBOR+8.5% cash due 9/15/2015(15)		4,000	3,957	4,000
			18,435	18,732
Welocalize, Inc.	Internet software & services
3,393,060 Common Units in RPWL Holdings, LLC			3,393	7,695
			3,393	7,695
Miche Bag, LLC(9)	Apparel, accessories & luxury goods
First Lien Term Loan B, LIBOR+10% (3% floor) 3% PIK due 12/7/2015(15)		17,576	16,307	17,514
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/7/2015(10)(15)			(33)	—
10,371 Series A Preferred Equity units in Miche Bag Holdings, LLC			1,037	419
1,358.854 Series C Preferred Equity units in Miche Bag Holdings, LLC			136	—
19,417 Series A Common Equity units in Miche Bag Holdings, LLC			—	—
146,289 Series D Common Equity units in Miche Bag Holdings, LLC			1,463	—
			18,910	17,933
Bunker Hill Capital II (QP), LP	Multi-sector holdings
0.51% limited partnership interest(12)			214	121
			214	121
Drugtest, Inc.(9)	Human resources & employment services
First Lien Term Loan A, LIBOR+7.5% (0.75% floor) cash due 6/27/2018(15)		38,809	38,702	38,864
First Lien Term Loan B, LIBOR+10% (1% floor) 1.5% PIK due 6/27/2018(15)		15,752	15,682	15,899
First Lien Revolver, LIBOR+6% (1% floor) cash due 6/27/2018(10)(15)			(34)	—
			54,350	54,763

See notes to Consolidated Financial Statements.

F-25

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Saddleback Fence and Vinyl Products, Inc.(9)	Building products
First Lien Term Loan, 8% cash due 11/30/2013		$635	$635	$635
First Lien Revolver, 8% cash due 11/30/2013		100	100	100
			735	735
Physicians Pharmacy Alliance, Inc.(9)	Healthcare services
First Lien Term Loan, LIBOR+9% cash 1.5% PIK due 1/4/2016(15)		11,435	11,266	11,399
First Lien Revolver, LIBOR+6% cash due 1/4/2016(10)(15)			(20)	—
			11,246	11,399
Cardon Healthcare Network, LLC	Diversified support services
65,903 Class A Units			250	523
			250	523
Phoenix Brands Merger Sub LLC(9)	Household products
Senior Term Loan, LIBOR+5% (1.5% floor) cash due 1/31/2016(16)		5,518	5,432	5,423
Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		21,610	21,323	20,842
Senior Revolver, LIBOR+5% (1.5% floor) cash due 1/31/2016(16)		3,000	2,922	3,000
			29,677	29,265
CCCG, LLC(9)	Oil & gas equipment services
First Lien Term Loan, LIBOR+8% (1.75% floor) cash 1% PIK due 12/29/2017(16)		35,148	34,717	34,988
First Lien Revolver, LIBOR+5.5% (1.75% floor) cash due 12/31/2014(16)			—	—
			34,717	34,988
Maverick Healthcare Group, LLC	Healthcare equipment
First Lien Term Loan A, LIBOR+9% (1.75% floor) cash due 12/31/2016(17)		9,950	9,950	9,956
First Lien Term Loan B, LIBOR+9% (1.75% floor) cash due 12/31/2016(17)		38,900	38,546	38,838
			48,496	48,794
Refac Optical Group(14)	Specialty stores
First Lien Term Loan A, LIBOR+7.5% cash due 9/30/2018(18)		24,674	24,510	24,923
First Lien Term Loan B, LIBOR+8.5% cash 1.75% PIK due 9/30/2018(18)		32,932	32,639	33,205
First Lien Term Loan C, 12% cash due 12/31/2014		10,000	10,000	10,013
First Lien Revolver, LIBOR+7.5% cash due 9/30/2018(10)(18)			(69)	—
1,550.9435 Shares of Common Stock in Refac Holdings, Inc.			1	—
500.9435 Shares of Series A-2 Preferred Stock in Refac Holdings, Inc.			305	—
1,000 Shares of Series A Preferred Stock in Refac Holdings, Inc.			999	884
			68,385	69,025

See notes to Consolidated Financial Statements.

F-26

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
GSE Environmental, Inc.(9)	Environmental & facilities services
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/27/2016(16)		$8,812	$8,755	$8,113
			8,755	8,113
Baird Capital Partners V, LP	Multi-sector holdings
0.40% limited partnership interest(12)			649	728
			649	728
Charter Brokerage, LLC	Oil & gas equipment services
Senior Term Loan, LIBOR+6.5% (1.5% floor) cash due 10/10/2016(17)		28,914	$28,828	$29,462
Subordinated Term Loan, 11.75% cash 2% PIK due 10/10/2017		11,976	11,921	12,004
Senior Revolver, LIBOR+6.5% (1.5% floor) cash due 10/10/2016(10)(17)			(40)	—
			40,709	41,466
Stackpole Powertrain International Holding, L.P.	Auto parts & equipment
1,000 Common Units(12)			1,000	3,200
			1,000	3,200
Discovery Practice Management, Inc.(9)	Healthcare services
First Lien Term Loan A, LIBOR+7.5% cash due 8/8/2016(15)		5,756	5,706	5,761
First Lien Term Loan B, 12% cash 3% PIK due 8/8/2016(15)		6,606	6,559	6,608
First Lien Revolver, LIBOR+7% cash due 8/8/2016(15)		3,000	2,977	3,000
			15,242	15,369
CTM Group, Inc.	Leisure products
Subordinated Term Loan A, 11% cash 2% PIK due 2/10/2017		10,966	10,896	11,024
Subordinated Term Loan B, 18.4% PIK due 2/10/2017		4,553	4,532	4,559
			15,428	15,583
Milestone Partners IV, LP	Multi-sector holdings
0.86% limited partnership interest(6)(12)			586	638
			586	638
Insight Pharmaceuticals LLC	Pharmaceuticals
Second Lien Term Loan, LIBOR+11.75% (1.5% floor) cash due 8/25/2017(16)		13,517	13,439	13,607
			13,439	13,607
National Spine and Pain Centers, LLC	Healthcare services
Subordinated Term Loan, 11% cash 1.6% PIK due 9/27/2017		29,263	29,084	29,535
317,282.97 Class A Units			317	404
			29,401	29,939
RCPDirect, LP	Multi-sector holdings
0.91% limited partnership interest(6)(12)			476	569
			476	569

See notes to Consolidated Financial Statements.

F-27

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
The MedTech Group, Inc.(9)	Healthcare equipment
Senior Term Loan, LIBOR+5.5% (1.25% floor) cash due 9/7/2016(16)		$12,448	$12,379	$12,454
			12,379	12,454
Digi-Star Acquisition Holdings, Inc.	Industrial machinery
Subordinated Term Loan, 12% cash 1.5% PIK due 11/18/2017		12,316	12,231	12,439
264.37 Class A Preferred Units			264	304
2,954.87 Class A Common Units			36	246
			12,531	12,989
CPASS Acquisition Company	Internet software & services
First Lien Term Loan, LIBOR+9% (1.5% floor) cash 1% PIK due 11/21/2016(15)		8,069	8,005	8,166
First Lien Revolver, LIBOR+9% (1.5% floor) cash due 11/21/2016(10)(15)			(12)	—
			7,993	8,166
Genoa Healthcare Holdings, LLC	Pharmaceuticals
Senior Term Loan, LIBOR+5.25% (1.25% floor) cash due 12/1/2016(16)		8,775	8,775	8,797
Subordinated Term Loan, 12% cash 2% PIK due 6/1/2017		12,973	12,890	13,206
Senior Revolver, LIBOR+5.25% (1.25% floor) cash due 12/1/2016(16)			—	—
500,000 Preferred units(6)			261	275
500,000 Class A Common Units			25	466
			21,951	22,744
ACON Equity Partners III, LP	Multi-sector holdings
0.15% limited partnership interest(6)(12)			329	361
			329	361
CRGT, Inc.	IT consulting & other services
Subordinated Term Loan, 12.5% cash 3% PIK due 3/9/2018		26,741	26,553	27,445
			26,553	27,445
Riverside Fund V, LP	Multi-sector holdings
0.48% limited partnership interest(12)			288	239
			288	239
World 50, Inc.	Research & consulting services
First Lien Term Loan A, LIBOR+6.25% (1.5% floor) cash due 3/30/2017(19)		10,718	10,622	10,834
First Lien Term Loan B, 12.5% cash due 3/30/2017		7,000	6,941	7,078
Senior Revolver, LIBOR+6.25% (1.5% floor) cash due 3/30/2017(10)(19)			(42)	—
			17,521	17,912

See notes to Consolidated Financial Statements.
F-28

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Nixon, Inc.	Apparel, accessories & luxury goods
First Lien Term Loan, 8.75% cash 2.75% PIK due 4/16/2018		$9,551	$9,476	$9,791
			9,476	9,791
JTC Education, Inc.(9)	Education services
Subordinated Term Loan, 13% cash due 11/1/2017		14,500	14,415	14,503
17,391 Shares of Series A-1 Preferred Stock			313	174
17,391 Shares of Common Stock			187	—
			14,915	14,677
BMC Acquisition, Inc.	Diversified financial services
Senior Term Loan, LIBOR+5.5% (1% floor) cash due 5/1/2017(16)		5,315	5,285	5,311
Senior Revolver, LIBOR+5% (1% floor) cash due 5/1/2017(10)(16)			(7)	—
500 Series A Preferred Shares			500	534
50,000 Common Shares			1	—
			5,779	5,845
Ansira Partners, Inc.(9)	Advertising
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/4/2017(16)		10,593	10,529	10,580
First Lien Revolver, LIBOR+5.5% (1.5% floor) cash due 5/4/2017(10)(16)			(6)	—
250 Preferred Units & 250 Class A Common Units of Ansira Holdings, LLC			250	334
			10,773	10,914
Edmentum, Inc.	Education services
Second Lien Term Loan, LIBOR+9.75% (1.5% floor) cash due 5/17/2019(16)		17,000	17,000	17,288
			17,000	17,288
I Drive Safely, LLC	Education services
First Lien Term Loan, LIBOR+8.5% (1.5% floor) cash due 5/25/2017(18)		27,000	26,975	$27,521
First Lien Revolver, LIBOR+6.5% (1.5% floor) cash due 5/25/2017(10)(18)			(5)	—
75,000 Class A Common Units of IDS Investments, LLC			750	755
			27,720	28,276
Yeti Acquisition, LLC(9)	Leisure products
First Lien Term Loan A, LIBOR+8% (1.25% floor) cash due 6/15/2017(15)		18,345	18,317	18,523
First Lien Term Loan B, LIBOR+11.25% (1.25% floor) cash 1% PIK due 6/15/2017(15)		12,000	11,988	12,089
First Lien Revolver, LIBOR+8% (1.25% floor) cash due 6/15/2017(10)(15)			(10)	—
1,500 Common Stock Units of Yeti Holdings, Inc.			1,500	3,755
			31,795	34,367

See notes to Consolidated Financial Statements.

F-29

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Specialized Education Services, Inc.	Education services
Senior Term Loan, LIBOR+5.5% (1.5% floor) cash due 6/28/2017(16)		$8,988	$8,988	$9,056
Subordinated Term Loan, 11% cash 1.5% PIK due 6/28/2018		17,839	17,839	18,200
			26,827	27,256
PC Helps Support, LLC	IT consulting & other services
Subordinated Term Loan, 12% cash 1.5% PIK due 9/5/2018		18,804	18,804	18,989
675 Series A Preferred Units of PCH Support Holdings, Inc.			675	674
7,500 Class A Common Stock Units of PCH Support Holdings, Inc.			75	—
			19,554	19,663
Olson + Co., Inc.	Advertising
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 9/30/2017(16)		12,853	12,853	12,853
First Lien Revolver, LIBOR+5.5% (1.5% floor) cash due 9/30/2017(16)			—	—
			12,853	12,853
Beecken Petty O’Keefe Fund IV, L.P.	Multi-sector holdings
0.5% limited partnership interest(11)(12)			—	—
			—	—
Deltek, Inc.(9)	IT consulting & other services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 10/10/2019(16)		25,000	25,000	25,415
First Lien Revolver, LIBOR+4.75% (1.25% floor) cash due 10/10/2017(16)		1,333	1,333	1,333
			26,333	26,748
First American Payment Systems, LP	Diversified support services
Second Lien Term Loan, LIBOR+9.5% (1.25% floor) cash due 4/12/2019(16)		25,000	25,000	25,130
First Lien Revolver, LIBOR+4.5% (1.25% floor) cash due 10/12/2017(16)			—	—
			25,000	25,130
Dexter Axle Company	Auto parts & equipment
Subordinated Term Loan, 11.25% cash 2% PIK due 11/1/2019		30,561	30,561	31,009
1,500 Common Shares in Dexter Axle Holding Company			1,500	1,795
			32,061	32,804
IG Investments Holdings, LLC	IT consulting & other services
Second Lien Term Loan, LIBOR+9% (1.25% floor) cash due 10/31/2020(16)		10,000	10,000	10,059
			10,000	10,059

See notes to Consolidated Financial Statements.

F-30

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
SumTotal Systems, LLC	Internet software & services
Second Lien Term Loan, LIBOR+9% (1.25% floor) cash due 5/16/2019(16)		$20,000	$20,000	$20,015
			20,000	20,015
Comprehensive Pharmacy Services, LLC	Pharmaceuticals
Subordinated Term Loan, 11.25% cash 1.5% PIK due 11/30/2019		14,148	14,148	14,401
20,000 Common Shares in MCP CPS Group Holdings, Inc.(6)			2,000	2,036
			16,148	16,437
Reliance Communications, LLC	Internet software & services
First Lien Term Loan A, LIBOR+7% (1% floor) cash due 12/18/2017(15)		21,774	21,769	21,898
First Lien Term Loan B, LIBOR+11.5% (1% floor) cash due 12/18/2017(15)		11,333	11,331	11,398
First Lien Revolver, LIBOR+7% (1% floor) cash due 12/18/2017(15)		2,250	2,249	2,250
			35,349	35,546
Garretson Firm Resolution Group, Inc.	Diversified support services
First Lien Term Loan, LIBOR+5% (1.25% floor) cash due 12/20/2018(16)		7,264	7,264	7,283
Subordinated Term Loan, 11% cash 1.5% PIK due 6/20/2019		5,019	5,019	5,025
First Lien Revolver, LIBOR+5% (1.25% floor) cash due 12/20/2017(16)		1,250	1,250	1,250
4,950,000 Preferred Units in GRG Holdings, LP			495	489
50,000 Common Units in GRG Holdings, LP			5	—
			14,033	14,047
Teaching Strategies, LLC	Education services
First Lien Term Loan A, LIBOR+6% (1.25% floor) cash due 12/21/2017(19)		36,662	36,656	37,173
First Lien Term Loan B, LIBOR+8.35% (1.25% floor) cash 3.15% PIK due 12/21/2017(19)		19,605	19,603	19,888
First Lien Revolver, LIBOR+6% (1.25% floor) cash due 12/21/2017(10)(19)			(1)	—
			56,258	57,061
Omniplex World Services Corporation	Security & alarm services
Subordinated Term Loan, 12.25% cash 1.25% PIK due 12/21/2018		12,624	12,624	12,627
500 Class A Common Units in Omniplex Holdings Corp.			500	477
			13,124	13,104

See notes to Consolidated Financial Statements.

F-31

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Dominion Diagnostics, LLC	Healthcare services
Subordinated Term Loan, 11% cash 2% PIK due 12/21/2018		$15,746	$15,746	$16,016
			15,746	16,016
Affordable Care, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+9.25% (1.25% floor) cash due 12/26/2019(16)		21,500	21,500	21,957
			21,500	21,957
Aderant North America, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 6/20/2019(16)		7,000	7,000	7,067
			7,000	7,067
AdVenture Interactive, Corp.	Advertising
First Lien Term Loan, LIBOR+6.75% (1.25% floor) cash due 3/22/2018(17)		112,575	112,555	112,760
First Lien Revolver, LIBOR+6.75% (1.25% floor) cash due 3/22/2018(10)(17)			(1)	—
2,000 Preferred Units of AVI Holdings, L.P.(6)			2,000	2,123
			114,554	114,883
CoAdvantage Corporation	Human resources & employment services
Subordinated Term Loan, 11.5% cash 1.25% PIK due 12/31/2018		10,094	10,094	10,229
50,000 Class A Units in CIP CoAdvantage Investments LLC			500	400
			10,594	10,629
EducationDynamics, LLC	Education services
Subordinated Term Loan, 12% cash 6% PIK due 1/16/2017		11,062	11,062	10,961
			11,062	10,961
Vestcom International, Inc.	Data processing & outsourced services
First Lien Term Loan, LIBOR+5.75% (1.25% floor) cash due 12/26/2018(16)		9,950	9,950	10,010
			9,950	10,010
Sterling Capital Partners IV, L.P.	Multi-sector holdings
0.20% limited partnership interest(6)(12)			472	517
			472	517
Devicor Medical Products, Inc.	Healthcare equipment
First Lien Term Loan, LIBOR+5% (2% floor) cash due 7/8/2015(16)		9,619	9,619	9,618
			9,619	9,618
RP Crown Parent, LLC	Application software
First Lien Revolver, LIBOR+5.5% (1.25% floor) cash due 12/21/2017(16)		1,000	379	1,000
			379	1,000

See notes to Consolidated Financial Statements.

F-32

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
SESAC Holdco II LLC	Diversified support services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 6/28/2019(16)		$4,000	$4,000	$4,097
			4,000	4,097
Advanced Pain Management Holdings, Inc.	Healthcare services
First Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 2/26/2018(16)		24,000	24,000	24,454
			24,000	24,454
Rocket Software, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.75% (1.5% floor) cash due 2/8/2019(16)		10,475	10,435	10,482
			10,435	10,482
TravelClick, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 3/26/2018(16)		15,000	15,000	15,106
			15,000	15,106
ISG Services, LLC	Diversified support services
First Lien Term Loan, LIBOR+8% (1% floor) cash due 3/28/2018(16)		95,000	94,972	95,111
First Lien Revolver, LIBOR+8% (1% floor) cash due 3/28/2018(16)		4,000	3,997	4,000
			98,969	99,111
Joerns Healthcare, LLC	Healthcare services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 9/28/2018(16)		20,000	20,000	19,965
			20,000	19,965
Pingora MSR Opportunity Fund I, LP	Thrift & mortgage finance
1.90% limited partnership interest(12)			208	139
			208	139
Chicago Growth Partners III, LP	Multi-sector holdings
0.50% limited partnership interest(11)(12)			—	—
			—	—
Credit Infonet, Inc.	Data processing & outsourced services
Subordinated Term Loan, 12.25% cash due 10/26/2018		13,250	13,250	13,285
			13,250	13,285
Harden Healthcare, LLC	Healthcare services
First Lien Term Loan, LIBOR+5.5% (1.25% floor) cash due 5/1/2018(16)		8,888	8,888	8,929
			8,888	8,929

See notes to Consolidated Financial Statements.

F-33

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
H.D. Vest, Inc.	Specialized finance
Second Lien Term Loan, LIBOR+8% (1.25% floor) cash due 6/18/2019(17)		$8,750	$8,750	$8,757
			8,750	8,757
2Checkout.com, Inc.	Diversified support services
First Lien Revolver, LIBOR+5% cash due 6/26/2016(18)		150	148	150
			148	150
Meritas Schools Holdings, LLC	Education services
First Lien Term Loan, LIBOR+5.75% (1.25% floor) cash due 6/25/2019(16)		12,968	12,968	12,973
			12,968	12,973
Personable Holdings, Inc.	Other diversified financial services
First Lien Term Loan, LIBOR+6% (1.25% floor) cash due 5/16/2018(16)		11,109	11,109	11,109
First Lien Revolver, LIBOR+6% (1.25% floor) cash due 5/16/2018(16)			—	—
			11,109	11,109
Ikaria Acquisition, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+6% (1.25% floor) cash due 7/3/2018(16)		9,875	9,875	9,875
Second Lien Term Loan, LIBOR+9.75% (1.25% floor) cash due 7/3/2019(16)		8,000	8,000	8,000
			17,875	17,875
Blue Coat Systems, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 6/28/2020(16)		10,000	10,000	10,000
			10,000	10,000
Royal Adhesives and Sealants, LLC	Specialty chemicals
Second Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 1/31/2019(16)		20,000	20,000	20,000
			20,000	20,000
Bracket Holding Corp.	Healthcare services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 2/15/2020(16)		32,000	32,000	32,000
50,000 Common Units in AB Group Holdings, LP			500	500
			32,500	32,500
Digital Insight Corporation	Other diversified financial services
First Lien Term Loan, LIBOR+4.25% (1.25% floor) cash due 8/1/2019(16)		5,000	5,000	5,000
Second Lien Term Loan, LIBOR+8.25% (1.25% floor) cash due 8/1/2020(16)		20,000	20,000	20,000
			25,000	25,000

See notes to Consolidated Financial Statements.

F-34

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Salus CLO 2012-1, Ltd.	Asset management & custody banks
Class F Deferrable Notes – A, LIBOR+11.5% cash due 3/5/2021(12)(20)		$7,500	$7,500	$7,500
Class F Deferrable Notes – B, LIBOR+10.85% cash due 3/5/2021(12)(20)		22,000	22,000	22,000
			29,500	29,500
HealthEdge Software, Inc.	Application software
Second Lien Term Loan, 12% cash due 9/30/2018		12,500	12,500	12,500
			12,500	12,500
Total Non-Control/Non-Affiliate Investments (120.2% of net assets)			$1,622,326	$1,645,612
Total Portfolio Investments (138.3% of net assets)			$1,859,651	$1,893,046

(1)	All debt investments are income producing unless otherwise noted. Equity is non-income producing unless otherwise noted.
(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.
(3)	Control Investments are defined by the 1940 Act as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(6)	Income producing through payment of dividends or distributions.
(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(8)	Principal includes accumulated PIK interest and is net of repayments.
(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
Phoenix Brands Merger Sub LLC	July 31, 2013	+ 2.25% on Senior Term Loan + 2.25% on Revolver + 0.75% on Subordinated Term Loan		Per loan agreement
GSE Environmental, Inc.	July 30, 2013	+ 2.0% on Term Loan		Per loan amendment
Miche Bag, LLC	July 26, 2013	– 3.0% on Term Loan B	– 1.0% on Term Loan B	Per loan amendment
Ansira Partners, Inc.	June 30, 2013	– 0.5% on Term Loan & Revolver		Tier pricing per loan agreement
Drugtest, Inc.	June 27, 2013	– 1.5% on Term Loan A – 0.75% on Term Loan B – 0.25% on Revolver	– 0.5% on Term Loan B	Per loan amendment
The MedTech Group, Inc.	June 12, 2013	– 0.50% on Term Loan		Per loan amendment
Physicians Pharmacy Alliance, Inc.	April 1, 2013	+ 3.0% on Term Loan & Revolver	+ 1.0% on Term Loan	Per loan agreement
Discovery Practice Management, Inc.	April 1, 2013	– 1.0% on Term Loan A – 1.0% on Revolver	– 1.0% on Term Loan B	Tier pricing per loan agreement
Deltek, Inc.	February 1, 2013	– 1.0% on Revolver		Per loan amendment
HealthDrive Corporation	January 1, 2013	+ 2.0% on Term Loan A	+ 1.0% on Term Loan B	Per loan amendment

See notes to Consolidated Financial Statements.

F-35

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
JTC Education, Inc.	January 1, 2013	+ 0.25% on Term Loan		Per loan amendment
Mansell Group, Inc.	January 1, 2013	+ 2.0% on Term Loan A, Term Loan B & Revolver		Per loan agreement
Saddleback Fence & Vinyl Products, Inc.	December 1, 2012	+ 4.0% on Term Loan + 4.0% on Revolver		Per loan amendment
Capital Equipment Group, Inc.	November 30, 2012		– 1.25% on Term Loan	Per loan amendment
CCCG, LLC	November 15, 2012	+ 0.5% on Term Loan	+ 1.0% on Term Loan	Per loan amendment
Yeti Acquisition, LLC	October 1, 2012	– 1.0% on Term Loan A, Term Loan B & Revolver		Tier pricing per loan agreement
Ambath/Rebath Holdings, Inc.	April 1, 2012	– 2.0% on Term Loan A – 4.5% on Term Loan B	+ 2.0% on Term Loan A + 4.5% on Term Loan B	Per loan amendment
(10)	Investment has undrawn commitments and a negative cost basis as a result of unamortized fees. Unamortized fees are classified as unearned income which reduces cost basis.
(11)	Represents an unfunded commitment to fund limited partnership interest.
(12)	Investment is not a “qualifying asset” as defined under Section 55(a) of the 1940 Act, in whole or in part.
(13)	Eagle Hospital Physicians, LLC, is the successor entity to Eagle Hospital Physicians, Inc. and was formed as part of the restructuring process.
(14)	Prior to fiscal year end, the Company closed on a $33.4 million incremental investment in Refac Optical Group that had not yet settled as of September 30, 2013. As such, this amount was recorded in “Payables from unsettled transactions” in the Statement of Assets and Liabilities.
(15)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 90-day LIBOR.
(16)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day, 60-day, 90-day or 180-day LIBOR, at the borrower's option.
(17)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day, 60-day or 90-day LIBOR, at the borrower's option.
(18)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day LIBOR.
(19)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day or 60-day LIBOR, at the borrower's option.
(20)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 180-day LIBOR.

See notes to Consolidated Financial Statements.

F-36

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1. Organization

Fifth Street Mezzanine Partners III, L.P. (the “Partnership”), a Delaware limited partnership, was organized on February 15, 2007 to primarily invest in debt securities of small and middle market companies. FSMPIII GP, LLC was the Partnership’s general partner (the “General Partner”). The Partnership’s investments were managed by Fifth Street Management LLC (the “Investment Adviser”). The General Partner and Investment Adviser were under common ownership.

Effective January 2, 2008, the Partnership merged with and into Fifth Street Finance Corp. (the “Company”), an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). The Company is managed by the Investment Adviser. Prior to January 2, 2008, references to the Company are to the Partnership.

The Company also has certain wholly-owned subsidiaries, including subsidiaries that are not consolidated for income tax purposes, which hold certain portfolio investments of the Company. The subsidiaries are consolidated with the Company for accounting purposes, and the portfolio investments held by the subsidiaries are included in the Company’s Consolidated Financial Statements. All significant intercompany balances and transactions have been eliminated.

On November 28, 2011, the Company transferred the listing of its common stock from the New York Stock Exchange to the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC.” The following table reflects common stock offerings that occurred from inception through March 31, 2014:

Date	Transaction	Shares	Offering price		Gross proceeds
June 17, 2008	Initial public offering	10,000,000	$14.12		141.2 million
July 21, 2009	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,487,500	9.25		87.8 million
September 25, 2009	Follow-on public offering (including underwriters’ exercise of over-allotment option)	5,520,000	10.5		58.0 million
January 27, 2010	Follow-on public offering	7,000,000	11.2		78.4 million
February 25, 2010	Underwriters’ partial exercise of over-allotment option	300,500	11.2		3.4 million
June 21, 2010	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,200,000	11.5		105.8 million
December 2010	At-the-Market offering	429,110	11.87	(1)	5.1 million
February 4, 2011	Follow-on public offering (including underwriters’ exercise of over-allotment option)	11,500,000	12.65		145.5 million
June 24, 2011	Follow-on public offering (including underwriters’ partial exercise of over-allotment option)	5,558,469	11.72		65.1 million
January 26, 2012	Follow-on public offering	10,000,000	10.07		100.7 million
September 14, 2012	Follow-on public offering (including underwriters’ partial exercise of over-allotment option)	8,451,486	10.79		91.2 million
December 7, 2012	Follow-on public offering	14,000,000	10.68		149.5 million

F-37

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1. Organization  – (continued)

Date	Transaction	Shares	Offering price	Gross proceeds
December 14, 2012	Underwriters’ partial exercise of over-allotment option	725,000	10.68	7.7 million
April 15, 2013	Follow-on public offering	13,500,000	10.85	146.5 million
April 26, 2013	Underwriters’ partial exercise of over-allotment option	935,253	10.85	10.1 million
September 26, 2013	Follow-on public offering (including underwriters’ partial exercise of over-allotment option)	17,643,000	10.31	181.9 million

(1)	Average offering price.

On February 3, 2010, the Company’s consolidated wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P. (“FSMP IV”), received a license, effective February 1, 2010, from the United States Small Business Administration, or SBA, to operate as a small business investment company, or SBIC, under Section 301(c) of the Small Business Investment Act of 1958. On May 15, 2012, the Company’s consolidated wholly-owned subsidiary, Fifth Street Mezzanine Partners V, L.P. (“FSMP V”), received a license, effective May 10, 2012, from the SBA to operate as an SBIC. SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC licenses allow the Company’s SBIC subsidiaries to obtain leverage by issuing SBA-guaranteed debentures, subject to the satisfaction of certain customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a 10-year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount of SBA-guaranteed debentures that an SBIC may issue to $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million when they have at least $112.5 million in regulatory capital. As of March 31, 2014, FSMP IV had $75 million in regulatory capital and $150 million in SBA-guaranteed debentures outstanding, which had a fair value of $133.3 million. These debentures bear interest at a weighted average interest rate of 3.567% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
September 2010	$73,000	3.215%	0.285%
March 2011	65,300	4.084	0.285
September 2011	11,700	2.877	0.285

F-38

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1. Organization  – (continued)

As of March 31, 2014, FSMP V had $37.5 million in regulatory capital and $75.0 million in SBA-guaranteed debentures outstanding, which had a fair value of $62.8 million. These debentures bear interest at a weighted average interest rate of 2.835% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
March 2013	$31,750	2.351%	0.804%
March 2014	43,250	3.191	0.804

As a result, the $225.0 million of SBA-guaranteed debentures held by the Company’s SBIC subsidiaries carry a weighted average interest rate of 3.323% as of March 31, 2014.

For the three and six months ended March 31, 2014, the Company recorded interest expense of $2.0 million and $4.0 million, respectively, related to the SBA-guaranteed debentures of both SBIC subsidiaries.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, the Company’s SBIC subsidiaries may also be limited in their ability to make distributions to the Company if they do not have sufficient capital, in accordance with SBA regulations.

The Company’s SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that the SBIC subsidiaries will receive SBA-guaranteed debenture funding and is further dependent upon the SBIC subsidiaries continuing to be in compliance with SBA regulations and policies.

The SBA, as a creditor, will have a superior claim to the SBIC subsidiaries’ assets over the Company’s stockholders in the event the Company liquidates the SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC subsidiaries upon an event of default.

The Company has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to exclude the debt of the SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the Company’s 200% asset coverage test under the 1940 Act. This allows the Company increased flexibility under the 200% asset coverage test by permitting it to borrow up to $225 million more than it would otherwise be able to under the 1940 Act absent the receipt of this exemptive relief.

Note 2. Significant Accounting Policies

Basis of Presentation:

The Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. In the opinion of management, all adjustments of a normal recurring nature considered necessary for the fair presentation of the Consolidated Financial Statements have been made. The financial results of the Company’s portfolio investments are not consolidated in the Company’s Consolidated Financial Statements.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements and accompanying notes. These estimates are based on the information that is currently available to the Company and on various other

F-39

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimates inherent in the preparation of the Company’s Consolidated Financial Statements are the valuation of investments and revenue recognition.

The Consolidated Financial Statements include portfolio investments at fair value of $2.68 billion and $1.89 billion at March 31, 2014 and September 30, 2013, respectively. The portfolio investments represent 196.6% and 138.3% of net assets at March 31, 2014 and September 30, 2013, respectively, and their fair values have been determined by the Company’s Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation; “Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and 25% of the voting securities; and “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Fair Value Measurements:

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

Assets and liabilities recorded at fair value in the Company’s Consolidated Financial Statements are categorized based upon the level of judgment associated with the inputs used to measure their fair value.

Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.
•	Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

Under ASC 820, the Company performs detailed valuations of its debt and equity investments on an individual basis, using bond yield, market and income approaches as appropriate. In general, the Company utilizes the bond yield method in determining the fair value of its debt investments, as long as it is appropriate. If, in the Company’s judgment, the bond yield approach is not appropriate, it may use the market

F-40

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

or income approach in determining the fair value of the Company’s investment in the portfolio company. Investments for which market quotations are readily available may be valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. In certain instances, the Company may use alternative methodologies, including an asset liquidation, expected recovery model or other alternative approaches.

Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flow streams of its debt investments. The Company reviews various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assesses the information in the valuation process.

Under the market approach, the Company estimates the enterprise value of the portfolio companies in which it invests. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, the Company analyzes various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (earnings before interest, taxes, depreciation, and amortization), cash flows, net income or revenues. The Company generally requires portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. The Company determines the fair value of its limited partnership interests based on the most recently available net asset value of the partnership.

Under the income approach, the Company generally prepares and analyzes discounted cash flow models based on projections of the future free cash flows of the business.

The Company’s Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the Company’s finance department;
•	Preliminary valuations are then reviewed and discussed with principals of the Investment Adviser;
•	Separately, independent valuation firms are engaged by the Board of Directors to prepare preliminary valuations on a selected basis and submit the reports to the Company;
•	The finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;
•	The finance department prepares a valuation report for the Audit Committee of the Board of Directors;
•	The Audit Committee of the Board of Directors is apprised of the preliminary valuations of the independent valuation firms;
•	The Audit Committee of the Board of Directors reviews the preliminary valuations with the portfolio managers of the Investment Adviser, and the finance department responds and supplements the preliminary valuations to reflect any comments provided by the Audit Committee;
•	The Audit Committee of the Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in the Company’s portfolio; and
•	The Board of Directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith.

F-41

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

The fair value of each of the Company’s investments at March 31, 2014 and September 30, 2013 was determined by the Board of Directors. The Board of Directors has authorized the engagement of independent valuation firms to provide valuation assistance. The Company will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of selected portfolio securities each quarter; however, the Board of Directors is ultimately and solely responsible for the valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

A portion of the Company’s portfolio is valued by independent third parties on a quarterly basis, with a substantial portion being valued over the course of each fiscal year. In certain cases, an independent valuation firm may perform a portfolio company valuation which is reviewed and, where appropriate, relied upon by the Company’s Board of Directors in determining the fair value of such investment.

Investment Income:

Interest income, adjusted for accretion of original issue discount or “OID,” is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan, or otherwise purchasing a security at a discount, is accreted into interest income over the life of the loan.

For the Company’s secured borrowings, the interest earned on the entire loan balance is recorded within interest income and the interest earned by the buyer in the partial loan sales is recorded within interest expense in the Consolidated Statements of Operations.

Distributions of earnings from portfolio companies are recorded as dividend income when the distribution is received.

The Company has investments in debt securities which contain payment-in-kind (“PIK”) interest provisions. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income.

Fee income consists of the monthly servicing fees, advisory fees, structuring fees and prepayment fees that the Company receives in connection with its debt investments. These fees are recognized as earned.

The Company has also structured exit fees across certain of its portfolio investments to be received upon the future exit of those investments. Exit fees are fees which are payable upon the exit of a debt security. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed above for each of the investments. A percentage of these fees is included in net investment income over the life of the loan.

Gain on Extinguishment of Convertible Notes:

The Company may repurchase its convertible notes (“Convertible Notes”) in accordance with the 1940 Act and the rules promulgated thereunder and may surrender these Convertible Notes to Deutsche Bank Trust Company Americas (the “Trustee”), as trustee, for cancellation. If the repurchase occurs at a purchase price below par value, a gain on the extinguishment of these Convertible Notes is recorded. The amount of the gain recorded is the difference between the reacquisition price and the net carrying amount of the Convertible Notes, net of the proportionate amount of unamortized debt issuance costs.

F-42

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

Cash and Cash Equivalents:

Cash and cash equivalents consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit. Included in cash and cash equivalents is $2.2 million that was held at U.S. Bank, National Association in connection with the Company’s Sumitomo facility (as defined in Note 6 — Lines of Credit). The Company is restricted in terms of access to this cash until such time as the Company submits its required monthly reporting schedules and Sumitomo Mitsui Banking Corporation verifies the Company’s compliance per the terms of the credit agreement with the Company. Additionally, the Company has $5.8 million that was held at Wells Fargo Bank, National Association (“Wells Fargo”) which represents collateral for standby letters of credit issued to portfolio companies under the Wells Fargo facility (as defined in Note 6 — Lines of Credit) which was terminated on February 21, 2014.

Deferred Financing Costs:

Deferred financing costs consist of fees and expenses paid in connection with the closing or amending of credit facilities and debt offerings, and are capitalized at the time of payment. Deferred financing costs are amortized using the straight line method over the terms of the respective credit facilities and debt securities. This amortization expense is included in interest expense in the Company’s Consolidated Statements of Operations. Upon early termination of a credit facility, the remaining balance of unamortized fees related to such facility is accelerated into interest expense.

Offering Costs:

Offering costs consist of fees and expenses incurred in connection with the public offer and sale of the Company’s common stock, including legal, accounting and printing fees. There were no offering costs charged to capital during the six months ended March 31, 2014.

Income Taxes:

As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company intends to distribute between 90% and 100% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a 4% federal excise tax based on distribution requirements of its taxable income on a calendar year basis. The Company anticipates timely distribution of its taxable income within the tax rules; however, the Company incurred a de minimis federal excise tax for calendar year 2010. The Company did not incur a federal excise tax for calendar years 2011 and 2012 and does not expect to incur a federal excise tax for calendar year 2013. The Company may incur a federal excise tax in future years.

The purpose of the Company’s taxable subsidiaries is to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for federal tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. The taxable subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense as a result of their ownership of certain portfolio investments. This income tax expense, if any, would be reflected in the Company’s Consolidated Statements of Operations. The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences.

F-43

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Company’s Consolidated Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010, 2011 or 2012. The Company identifies its major tax jurisdictions as U.S. Federal and New York State, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Secured Borrowings:

The Company follows the guidance in ASC 860 Transfers and Servicing when accounting for loan participations and other partial loan sales. Such guidance provides accounting and reporting standards for transfers and servicing of financial assets and requires a participation or other partial loan sale to meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s Consolidated Statement of Assets and Liabilities and the proceeds are recorded as a secured borrowing until the definition is met. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value. See Note 15 for additional information.

Fair Value Option:

The Company adopted ASC 825-10-25-1 Financial Instruments — Fair Value Option as of February 19, 2014, and elected the fair value option for its secured borrowings which have a cost basis of $47.8 million in the aggregate. The Company believes that by electing the fair value option for these financial instruments, it provides consistent measurement of the assets and liabilities which relate to the partial loan sales mentioned above.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08 “Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act will be automatically deemed an investment company under the new GAAP definition. As such, the Company anticipates no impact from adopting this standard on the Company’s consolidated financial results. The Company is currently assessing the additional disclosure requirements. ASU 2013-08 will be effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013.

Note 3. Portfolio Investments

At March 31, 2014, 196.6% of net assets or $2.68 billion was invested in 124 portfolio investments and 3.3% of net assets or $45.4 million was invested in cash and cash equivalents. In comparison, at September 30, 2013, 138.3% of net assets or $1.89 billion was invested in 99 portfolio investments and 10.8% of net assets or $147.4 million was invested in cash and cash equivalents. As of March 31, 2014, 83.2% of

F-44

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

the Company’s portfolio at fair value consisted of senior secured debt investments that were secured by priority liens on the assets of the portfolio companies. Moreover, the Company held equity investments in certain of its portfolio companies consisting of common stock, preferred stock, limited partnership interests, limited liability company interests or warrants. These equity instruments generally do not produce a current return but are held for potential investment appreciation and capital gain.

During the three and six months ended March 31, 2014, the Company recorded net realized gains (losses) of $(1.5) million and $1.7 million, respectively. During the three and six months ended March 31, 2013, the Company recorded net realized gains (losses) of $(0.1) million and $0.5 million, respectively. During the three and six months ended March 31, 2014, the Company recorded net unrealized depreciation of $2.6 million and $8.3 million, respectively. During the three and six months ended March 31, 2013, the Company recorded net unrealized appreciation (depreciation) of $2.7 million and $(6.7) million, respectively.

The composition of the Company’s investments as of March 31, 2014 and September 30, 2013 at cost and fair value was as follows:

	March 31, 2014		September 30, 2013
	Cost	Fair Value	Cost	Fair Value
Investments in debt securities	$2,547,864	$2,551,371	$1,779,201	$1,793,463
Investments in equity securities	111,340	132,927	80,450	99,583
Total	$2,659,204	$2,684,298	$1,859,651	$1,893,046

The composition of the Company’s debt investments as of March 31, 2014 and September 30, 2013 at fixed rates and floating rates was as follows:

	March 31, 2014		September 30, 2013
	Fair Value	% of Debt Portfolio	Fair Value	% of Debt Portfolio
Fixed rate debt securities	$662,936	25.98%	$584,876	32.61%
Floating rate debt securities	1,888,435	74.02	1,208,587	67.39
Total	$2,551,371	100.00%	$1,793,463	100.00%

The following table presents the financial instruments carried at fair value as of March 31, 2014, by caption on the Company’s Consolidated Statements of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820:

	Level 1	Level 2	Level 3	Total
Investments in debt securities (senior secured)	$—	$—	$2,234,355	$2,234,355
Investments in debt securities (subordinated)	—	—	287,516	287,516
Investments in debt securities (collateralized loan obligation, or CLO)	—	—	29,500	29,500
Investments in equity securities (preferred)	—	—	25,852	25,852
Investments in equity securities (common and other)	—	—	107,075	107,075
Total investments at fair value	$—	$—	$2,684,298	$2,684,298
Secured borrowings relating to senior secured debt investments	$—	$—	$47,760	$47,760
Total liabilities at fair value	$—	$—	$47,760	$47,760

F-45

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

The following table presents the financial instruments carried at fair value as of September 30, 2013, by caption on the Company’s Consolidated Statements of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820:

	Level 1	Level 2	Level 3	Total
Investments in debt securities (senior secured)	$—	$—	$1,467,665	$1,467,665
Investments in debt securities (subordinated)	—	—	296,298	296,298
Investments in debt securities (CLO)	—	—	29,500	29,500
Investments in equity securities (preferred)	—	—	25,648	25,648
Investments in equity securities (common and other)	—	—	73,935	73,935
Total investments at fair value	$—	$—	$1,893,046	$1,893,046

When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are the most significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external sources). Accordingly, the appreciation (depreciation) in the tables below includes changes in fair value due in part to observable factors that are part of the valuation methodology.

The following table provides a roll-forward in the changes in fair value from December 31, 2013 to March 31, 2014, for all investments and secured borrowings for which the Company determines fair value using unobservable (Level 3) factors:

	Investments						Liabilities
	Senior Secured Debt	Subordinated Debt	CLO Debt	Preferred Equity	Common and Other Equity	Total	Secured Borrowings
Fair value as of December 31, 2013	$1,928,209	$304,033	$29,500	$25,952	$89,018	$2,376,712	$—
New investments & net revolver activity	432,258	14,091	—	1,585	10,269	458,203	—
Proceeds from secured borrowings	—	—	—	—	—	—	47,750
Redemptions/repayments	(121,777)	(30,000)	—	(189)	—	(151,966)	—
Net accrual of PIK interest income	2,939	635	—	407	—	3,981	—
Accretion of original issue discount	223	—	—	—	—	223	—
Net change in unearned income	208	65	—	—	—	273	—
Net unrealized appreciation (depreciation) on investments	(7,160)	(1,308)	—	(1,903)	7,788	(2,583)	—
Net unrealized appreciation on secured borrowings	—	—	—	—	—	—	10
Unrealized adjustments due to deal exits	(545)	—	—	—	—	(545)	—
Transfer into (out of) Level 3	—	—	—	—	—	—
Fair value as of March 31, 2014	$2,234,355	$287,516	$29,500	$25,852	$107,075	$2,684,298	$47,760

F-46

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	Investments						Liabilities
	Senior Secured Debt	Subordinated Debt	CLO Debt	Preferred Equity	Common and Other Equity	Total	Secured Borrowings
Net unrealized appreciation/depreciation relating to Level 3 assets and liabilities still held at March 31, 2014 and reported within net unrealized appreciation/ depreciation in the Consolidated Statement of Operations for the three months ended March 31, 2014	$(7,705)	$(1,308)	$—	$(1,903)	$7,788	$(3,128)	$10

The following table provides a roll-forward in the changes in fair value from December 31, 2012 to March 31, 2013 for all investments for which the Company determines fair value using unobservable (Level 3) factors:

	Senior Secured Debt	Subordinated Debt	CLO Debt	Preferred Equity	Common and Other Equity	Total
Fair value as of December 31, 2012	$1,224,432	$298,563	$—	$25,912	$31,541	$1,580,448
New investments & net revolver activity	323,477	10,600	—	2,000	647	336,724
Redemptions/repayments	(171,601)	—	—	(2,310)	—	(173,911)
Net accrual of PIK interest income	(832)	1,462	—	(871)	—	(241)
Accretion of original issue discount	151	—	—	—	—	151
Net change in unearned income	1,516	86	—	—	—	1,602
Net unrealized appreciation (depreciation)	(4,344)	630	—	(36)	6,430	2,680
Unrealized adjustments due to deal exits	1,754	—	—	(120)	(192)	1,442
Transfer into (out of) Level 3	—	—	—	—	—	—
Fair value as of March 31, 2013	$1,374,553	$311,341	$—	$24,575	$38,426	$1,748,895
Net unrealized appreciation (depreciation) relating to Level 3 assets still held at March 31, 2013 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the three months ended March 31, 2013	$(2,590)	$630	$—	$(156)	$6,238	$4,122

F-47

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

The following table provides a roll-forward in the changes in fair value from September 30, 2013 to March 31, 2014, for all investments and secured borrowings for which the Company determines fair value using unobservable (Level 3) factors:

	Investments						Liabilities
	Senior Secured Debt	Subordinated Debt	CLO Debt	Preferred Equity	Common and Other Equity	Total	Secured Borrowings
Fair value as of September 30, 2013	$1,467,665	$296,298	$29,500	$25,648	$73,935	$1,893,046	$—
New investments & net revolver activity	1,041,596	35,837	—	3,117	27,794	1,108,344	—
Proceeds from secured borrowings	—	—	—	—	—	—	47,750
Redemptions/repayments	(270,320)	(43,757)	—	(339)	(2,695)	(317,111)	—
Net accrual of PIK interest income	4,413	143	—	814	—	5,370	—
Accretion of original issue discount	388	—	—	—	—	388	—
Net change in unearned income	209	221	—	—	—	430	—
Net unrealized appreciation (depreciation) on investments	(9,372)	(1,382)	—	(3,388)	5,841	(8,301)	—
Net unrealized appreciation on secured borrowings	—	—	—	—		—	10
Unrealized adjustments due to deal exits	(224)	156	—	—	2,200	2,132	—
Transfer into (out of) Level 3	—	—	—	—	—	—
Fair value as of March 31, 2014	$2,234,355	$287,516	$29,500	$25,852	$107,075	$2,684,298	$47,760
Net unrealized appreciation/depreciation relating to Level 3 assets and liabilities still held at March 31, 2014 and reported within net unrealized appreciation/depreciation in the Consolidated Statement of Operations for the six months ended March 31, 2014	$(9,596)	$(1,226)	$—	$(3,388)	$8,041	$(6,169)	$10

F-48

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

The following table provides a roll-forward in the changes in fair value from September 30, 2012 to March 31, 2013 for all investments for which the Company determines fair value using unobservable (Level 3) factors:

	Senior Secured Debt	Subordinated Debt	Preferred Equity	Common and Other Equity	Total
Fair value as of September 30, 2012	$1,035,750	$205,447	$24,240	$22,671	$1,288,108
New investments & net revolver activity	625,312	101,843	2,670	5,706	735,531
Redemptions/repayments	(274,781)	—	(2,310)	—	(277,091)
Net accrual of PIK interest income	1,268	2,572	(671)	—	3,169
Accretion of original issue discount	283	—	—	—	283
Net change in unearned income	3,064	171	—	—	3,235
Net unrealized appreciation (depreciation)	(18,973)	1,308	765	10,241	(6,659)
Unrealized adjustments due to deal exits	2,630	—	(119)	(192)	2,319
Transfer into (out of) Level 3	—	—	—	—	—
Fair value as of March 31, 2013	$1,374,553	$311,341	$24,575	$38,426	$1,748,895
Net unrealized appreciation (depreciation) relating to Level 3 assets still held at March 31, 2013 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the six months ended March 31, 2013	$(16,384)	$1,308	$646	$10,049	$(4,381)

The Company generally utilizes a bond yield model to estimate the fair value of its debt investments when there is not a readily available market value (Level 3) which model is based on the present value of expected cash flows from the debt investments. The significant observable inputs into the model are market interest rates for debt with similar characteristics, which are adjusted for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position. These factors are incorporated into the calculation of the capital structure premium, tranche specific risk premium/(discount), size premium and industry premium/(discount), which are significant unobservable inputs into the model.

F-49

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

Significant Unobservable Inputs for Level 3 Investments

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments and secured borrowings, which are carried at fair value as of March 31, 2014:

Asset	Fair Value	Valuation Technique	Unobservable Input	Range		Weighted Average (c)
Senior secured debt	$2,220,039	Bond yield approach	Capital structure premium	(a)	0.0% – 2.0%	0.6%
			Tranche specific risk premium/(discount)	(a)	(4.0)% – 14.0%	1.9%
			Size premium	(a)	0.5% – 2.0%	1.1%
			Industry premium/(discount)	(a)	(1.1)% – 2.3%	0.2%
	14,316	Market and income approach	Weighted average cost of capital		25.0% – 25.0%	25.0%
			Company specific risk premium	(a)	10.0% – 10.0%	10.0%
			Revenue growth rate		(10.0)% – (10.0)%	(10.0)%
Subordinated debt	287,516	Bond yield approach	Capital structure premium	(a)	2.0% – 2.0%	2.0%
			Tranche specific risk premium	(a)	1.0% – 11.0%	4.7%
			Size premium	(a)	0.5% – 2.0%	1.2%
			Industry premium/(discount)	(a)	(1.1)% – 1.1%	0.1%
CLO debt	29,500	Bond yield approach	Credit spread		11.3% – 11.8%	11.6%
			Discount rate		13.5% – 14.0%	13.7%
Preferred, common and other equity	132,927	Market and income approach	Weighted average cost of capital		13.0% – 30.0%	18.7%
			Company specific risk premium	(a)	1.0% – 15.0%	3.4%
			Revenue growth rate		0.0% – 42.3%	11.0%
			EBITDA multiple	(b)	2.6x – 14.5x	10.0x
			Revenue multiple	(b)	4.1x – 5.3x	4.7x
			Book value multiple	(b)	0.9x – 1.1x	1.0x
Total	$2,684,298

Liability	Fair Value	Valuation Technique	Unobservable Input	Range		Weighted Average (c)
Secured borrowings	$47,760	Bond yield approach	Capital structure premium	(a)	0.0% – 1.0%	0.7%
			Tranche specific risk premium/(discount)	(a)	(3.6)% – (3.0)%	(3.4)%
			Size premium	(a)	0.5% – 2.0%	0.9%
			Industry premium/(discount)	(a)	(0.2)% – 1.0%	0.7%
Total	$47,760

(a)	Used when market participant would take into account this premium or discount when pricing the investment or secured borrowing.
(b)	Used when market participant would use such multiples when pricing the investment.
(c)	Weighted averages are calculated based on fair value of investments or secured borrowings.
F-50

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments, which are carried at fair value as of September 30, 2013:

Asset	Fair Value	Valuation Technique	Unobservable Input	Range		Weighted Average (d)
Senior secured debt	$1,467,665	Bond yield approach	Capital structure premium	(a)	0.0% – 2.0%	0.5%
			Tranche specific risk premium/(discount)	(a)	(4.0)% – 13.0%	2.0%
			Size premium	(a)	0.5% – 2.0%	1.1%
			Industry premium/(discount)	(a)	(1.1)% – 3.3%	0.3%
Subordinated debt	296,298	Bond yield approach	Capital structure premium	(a)	2.0% – 2.0%	2.0%
			Tranche specific risk premium	(a)	1.0% – 11.0%	4.7%
			Size premium	(a)	0.5% – 2.0%	1.1%
			Industry premium/(discount)	(a)	(1.0)% – 1.4%	0.0%
CLO debt	29,500 (c)	Recent market transaction	Market yield		11.4% – 11.4%	11.4%
Preferred, common and other equity	99,583	Market and income approach	Weighted average cost of capital		11.0% – 31.0%	17.4%
			Company specific risk premium	(a)	1.0% – 15.0%	2.4%
			Revenue growth rate		0.6% – 81.9%	8.4%
			EBITDA multiple	(b)	5.4x – 15.3x	7.4x
			Revenue multiple	(b)	4.1x – 5.3x	4.7x
			Book value multiple	(b)	0.9x – 1.1x	1.0x
Total	$1,893,046

(a)	Used when market participant would take into account this premium or discount when pricing the investment.
(b)	Used when market participant would use such multiples when pricing the investment.
(c)	The Company’s $29.5 million CLO debt investment in Salus CLO 2012-1, Ltd. was valued at its acquisition price as it closed near fiscal year end.
(d)	Weighted averages are calculated based on fair value of investments.

Under the bond yield approach, the significant unobservable inputs used in the fair value measurement of the Company’s investments in debt securities are capital structure premium, tranche specific risk premium/(discount), size premium and industry premium/(discount). Significant increases or decreases in any of those inputs in isolation may result in a significantly lower or higher fair value measurement, respectively.

Under the market and income approaches, the significant unobservable inputs used in the fair value measurement of the Company’s investments in debt or equity securities are the weighted average cost of capital, company specific risk premium, revenue growth rate and EBITDA multiple. Significant increases or decreases in a portfolio company’s weighted average cost of capital or company specific risk premium in isolation may result in a significantly lower or higher fair value measurement, respectively. Significant increases or decreases in the revenue growth rate or valuation multiples in isolation may result in a significantly higher or lower fair value measurement, respectively.

F-51

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of March 31, 2014 and the level of each financial liability within the fair value hierarchy:

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Credit facilities payable	$576,681	$576,681	$—	$—	$576,681
SBA debentures payable	225,000	196,137	—	—	196,137
Unsecured convertible notes payable	115,000	122,619	—	—	122,619
Unsecured notes payable	409,878	412,603	—	156,603	256,000
Total	$1,326,559	$1,308,040	$—	$156,603	$1,151,437

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of September 30, 2013 and the level of each financial liability within the fair value hierarchy:

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Credit facilities payable	$188,000	$188,000	$—	$—	$188,000
SBA debentures payable	181,750	156,073	—	—	156,073
Unsecured convertible notes payable	115,000	122,331	—	—	122,331
Unsecured notes payable	161,250	151,008	—	151,008	—
Total	$646,000	$617,412	$—	$151,008	$466,404

The carrying values of credit facilities payable approximates their fair values and are included in Level 3 of the hierarchy.

The Company utilizes the bond yield approach to estimate the fair values of its SBA debentures payable, which are included in Level 3 of the hierarchy. Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flows streams for the debentures. The Company reviews various sources of data involving investments with similar characteristics and assesses the information in the valuation process.

The Company uses the non-binding indicative quoted price as of the valuation date to estimate the fair value of its unsecured notes payable and its 4.875% unsecured notes due 2019, which are included in Level 3 of the hierarchy.

The Company uses the unadjusted quoted price as of the valuation date to calculate the fair value of its 5.875% unsecured notes due 2024 and its 6.125% unsecured notes due 2028, which trade under the symbol “FSCE” on the New York Stock Exchange and the symbol “FSCFL” on the NASDAQ Stock Exchange, respectively. As such, these securities are included in Level 2 of the hierarchy.

Off-Balance Sheet Arrangements

The Company’s off-balance sheet arrangements consisted of $221.4 million and $149.5 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of March 31, 2014 and September 30, 2013, respectively. Such commitments are subject to the portfolio companies’ satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Company’s Consolidated Statement of Assets and Liabilities and are not reflected in the Company’s Consolidated Statements of Assets and Liabilities.

F-52

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

A summary of the composition of the unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of March 31, 2014 and September 30, 2013 is shown in the table below:

	March 31, 2014	September 30, 2013
Lift Brands Holdings, Inc.	$16,000	$—
BMC Software Finance, Inc.	15,000	—
Desert NDT, LLC	15,000	—
Drugtest, Inc.	10,900	20,000
RP Crown Parent, LLC	10,000	9,000
P2 Upstream Acquisition Co.	10,000	—
Deltek, Inc.	9,880	8,667
Pingora MSR Opportunity Fund I, LP (limited partnership interest)	9,337	9,792
InMotion Entertainment Group, LLC	8,273	—
Yeti Acquisition, LLC	6,500	7,500
ISG Services, LLC	6,000	6,000
Thing5, LLC	6,000	—
Med-Data, Incorporated	6,000	—
I Drive Safely, LLC	5,000	5,000
Adventure Interactive, Corp.	5,000	5,000
First American Payment Systems, LP	5,000	5,000
Reliance Communications, LLC	5,000	2,750
All Web Leads, Inc.	5,000	—
OnCourse Learning Corporation	4,750	—
Integrated Petroleum Technologies, Inc.	4,678	—
Discovery Practice Management, Inc.	4,589	1,000
World 50, Inc.	4,000	4,000
Refac Optical Group	3,600	8,000
Charter Brokerage, LLC	3,467	4,000
Phoenix Brands Merger Sub LLC	3,429	3,429
American Cadastre, LLC	2,780	—
OmniSYS Acquisition Corporation	2,500	—
First Choice ER, LLC(1)	2,157	—
Teaching Strategies, LLC	2,000	5,000
Chicago Growth Partners III, LP (limited partnership interest)	2,000	2,000
CPASS Acquisition Company	1,750	2,500
Moelis Capital Partners Opportunity Fund I-B, LP (limited partnership interest)	1,700	—
Olson + Co., Inc.	1,673	2,105
Tailwind Capital Partners II, LP (limited partnership interest)	1,622	—
Beecken Petty O’Keefe Fund IV, LP (limited partnership interest)	1,609	2,000
Riverside Fund V, LP (limited partnership interest)	1,582	1,712
SPC Partners V, LP (limited partnership interest)	1,572	—
CCCG, LLC	1,520	1,520
Enhanced Recovery Company, LLC	1,500	3,500

F-53

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	March 31, 2014	September 30, 2013
Sterling Capital Partners IV, LP (limited partnership interest)	$1,398	$1,528
Milestone Partners IV, LP (limited partnership interest)	1,291	1,414
Ansira Partners, Inc.	1,190	1,190
Personable Holdings, Inc.	1,142	3,409
Psilos Group Partners IV, LP (limited partnership interest)	1,000	1,000
Total Military Management, Inc.	857	—
2Checkout, Inc.	850	2,850
Genoa Healthcare Holdings, LLC	833	1,000
HealthDrive Corporation	734	734
Garretson Firm Resolution Group, Inc.	644	—
Bunker Hill Capital II (QP), LP (limited partnership interest)	639	786
Riverlake Equity Partners II, LP (limited partnership interest)	564	638
ACON Equity Partners III, LP (limited partnership interest)	482	671
Baird Capital Partners V, LP (limited partnership interest)	351	351
Riverside Fund IV, LP (limited partnership interest)	322	287
TransTrade Operators, Inc.	255	—
RCP Direct, LP (limited partnership interest)	250	524
Eagle Hospital Physicians, Inc.	233	1,867
HealthEdge Software, Inc.	—	5,000
Mansell Group, Inc.	—	2,000
Physicians Pharmacy Alliance, Inc.	—	2,000
Miche Bag, LLC	—	1,500
BMC Acquisition, Inc.	—	1,250
Total	$221,403	$149,474

(1)	In addition to its revolving commitment, the Company has extended a $175.0 million delayed draw term loan facility to First Choice ER, LLC. Specific amounts are made available to the borrower as certain financial requirements are satisfied. As of March 31, 2014, the total amount available to the borrower under this delayed draw facility was $16.1 million, and the facility was undrawn as of this date.

Portfolio Composition

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

	March 31, 2014		September 30, 2013
Cost:
Senior secured debt	$2,232,773	83.97%	$1,456,710	78.33%
Subordinated debt	285,591	10.74	292,991	15.76
CLO debt	29,500	1.11	29,500	1.59
Purchased equity	98,831	3.72	71,835	3.86
Equity grants	5,229	0.20	4,316	0.23
Limited partnership interests	7,280	0.26	4,299	0.23
Total	$2,659,204	100.00%	$1,859,651	100.00%

F-54

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	March 31, 2014		September 30, 2013
Fair Value:
Senior secured debt	$2,234,355	83.24%	$1,467,665	77.53%
Subordinated debt	287,516	10.71	296,298	15.65
CLO debt	29,500	1.10	29,500	1.56
Purchased equity	119,507	4.45	89,688	4.74
Equity grants	6,640	0.25	5,599	0.30
Limited partnership interests	6,780	0.25	4,296	0.22
Total	$2,684,298	100.00%	$1,893,046	100.00%

The Company primarily invests in portfolio companies located in North America. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments:

	March 31, 2014		September 30, 2013
Cost:
Northeast U.S.	$839,389	31.57%	$744,582	40.04%
Southwest U.S.	582,647	21.91	279,369	15.02
Midwest U.S.	487,325	18.33	314,653	16.92
Southeast U.S.	404,948	15.23	277,342	14.91
West U.S.	307,151	11.55	242,705	13.05
International	37,744	1.41	1,000	0.06
Total	$2,659,204	100.00%	$1,859,651	100.00%
Fair Value:
Northeast U.S.	$852,004	31.74%	$753,263	39.79%
Southwest U.S.	578,651	21.56	280,247	14.80
Midwest U.S.	489,891	18.25	317,958	16.80
Southeast U.S.	414,024	15.42	285,648	15.09
West U.S.	311,984	11.62	252,730	13.35
International	37,744	1.41	3,200	0.17
Total	$2,684,298	100.00%	$1,893,046	100.00%

The composition of the Company’s portfolio by industry at cost and fair value as of March 31, 2014 and September 30, 2013 were as follows:

	March 31, 2014		September 30, 2013
Cost:
Healthcare services	$394,373	14.83%	$266,823	14.35%
Education services	281,144	10.57	166,750	8.97
Oil & gas equipment services	241,219	9.07	75,426	4.06
Diversified support services	229,584	8.63	170,174	9.15
Advertising	181,768	6.84	154,026	8.28
Internet software & services	158,718	5.97	109,170	5.87
Specialized finance	126,125	4.74	124,232	6.68
IT consulting & other services	95,680	3.60	82,440	4.43

F-55

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	March 31, 2014		September 30, 2013
Leisure facilities	$85,476	3.21%	$43	—%
Pharmaceuticals	81,712	3.07	51,538	2.77
Airlines	81,711	3.07	24,475	1.32
Healthcare equipment	77,210	2.90	70,494	3.79
Specialty stores	66,845	2.51	68,386	3.68
Human resources & employment services	63,058	2.37	64,944	3.49
Data processing & outsourced services	60,225	2.26	23,200	1.25
Industrial machinery	53,165	2.00	16,883	0.91
Apparel, accessories & luxury goods	43,348	1.63	28,385	1.53
Construction and engineering	33,626	1.26	32,577	1.75
Air freight and logistics	33,284	1.25	16,693	0.90
Leisure products	32,343	1.22	47,222	2.54
Household products	29,857	1.12	29,677	1.60
Asset management & custody banks	29,500	1.11	29,500	1.59
Consumer electronics	28,610	1.08	—	—
Home improvement retail	28,491	1.07	28,726	1.54
Application software	21,969	0.83	12,879	0.69
Food distributors	17,706	0.67	18,435	0.99
Research & consulting services	17,177	0.65	17,521	0.94
Other diversified financial services	13,595	0.51	41,888	2.25
Specialty chemicals	13,500	0.51	20,000	1.08
Security & alarm services	13,204	0.50	13,124	0.71
Healthcare technology	12,988	0.49	—	—
Multi-sector holdings	6,618	0.26	4,091	0.20
Systems software	3,212	0.12	—	—
Auto parts & equipment	1,500	0.06	33,061	1.78
Thrift & mortgage finance	663	0.02	208	0.01
Environmental & facilities services	—	—	8,755	0.47
Construction materials	—	—	7,170	0.39
Building products	—	—	735	0.04
Total	$2,659,204	100.00%	$1,859,651	100.00%
Fair Value:
Healthcare services	$399,624	14.89%	$273,880	14.47%
Education services	282,798	10.54	168,492	8.90
Oil & gas equipment services	241,034	8.98	76,454	4.04
Diversified support services	230,220	8.58	171,078	9.04
Advertising	181,822	6.77	154,777	8.18
Internet software & services	163,034	6.07	114,077	6.03
Specialized finance	131,845	4.91	124,400	6.57
IT consulting & other services	96,742	3.60	83,916	4.43
Leisure facilities	85,865	3.20	190	0.01
Airlines	85,103	3.17	24,475	1.29
Pharmaceuticals	83,762	3.12	52,787	2.79

F-56

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	March 31, 2014		September 30, 2013
Healthcare equipment	$78,357	2.92%	$70,866	3.74%
Specialty stores	65,942	2.46	69,024	3.65
Human resources & employment services	63,670	2.37	65,391	3.45
Data processing & outsourced services	60,802	2.27	23,295	1.23
Industrial machinery	54,126	2.02	18,197	0.96
Construction and engineering	41,390	1.54	40,919	2.16
Apparel, accessories & luxury goods	38,636	1.44	27,724	1.46
Leisure products	33,939	1.26	49,952	2.64
Asset management & custody banks	29,500	1.10	29,500	1.56
Household products	29,458	1.10	29,264	1.55
Home improvement retail	29,117	1.08	28,677	1.51
Consumer electronics	28,764	1.07	—	—
Air freight and logistics	24,922	0.93	14,063	0.74
Application software	22,688	0.85	13,500	0.71
Food distributors	17,903	0.67	18,732	0.99
Research & consulting services	17,501	0.65	17,912	0.95
Other diversified financial services	13,668	0.51	41,954	2.22
Specialty chemicals	13,512	0.50	20,000	1.06
Security & alarm services	13,284	0.49	13,104	0.69
Healthcare technology	12,989	0.48	—	—
Multi-sector holdings	6,218	0.24	4,158	0.21
Systems software	3,220	0.12	—	—
Auto parts & equipment	2,281	0.08	36,004	1.90
Thrift & mortgage finance	562	0.02	139	0.01
Environmental & facilities services	—	—	8,113	0.43
Construction materials	—	—	7,297	0.39
Building products	—	—	735	0.04
Total	$2,684,298	100.00%	$1,893,046	100.00%

The Company’s investments are generally in small and mid-sized companies in a variety of industries. At March 31, 2014 and September 30, 2013, the Company had no single investment that represented greater than 10% of the total investment portfolio at fair value. Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses, can fluctuate upon repayment or sale of an investment and in any given year can be highly concentrated among several investments. For the three and six months ended March 31, 2014 and March 31, 2013, no individual investment produced income that exceeded 10% of investment income.

Note 4. Fee Income

The Company receives a variety of fees in the ordinary course of business including servicing, advisory, structuring and prepayments fees, which are classified as fee income and recognized as they are earned. The ending unearned fee income balances as of March 31, 2014 and September 30, 2013 were $4.5 million and $5.0 million, respectively.

As of March 31, 2014, the Company had structured $4.5 million in aggregate exit fees across six portfolio investments upon the future exit of those investments. Exit fees are fees which are payable upon the exit of a debt investment. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of

F-57

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 4. Fee Income  – (continued)

the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed above for each of the investments. A percentage of these fees is included in net investment income over the life of the loan.

Note 5. Share Data

Effective January 2, 2008, the Partnership merged with and into the Company. At the time of the merger, all outstanding partnership interests in the Partnership were exchanged for 12,480,972 shares of common stock of the Company. An additional 26 fractional shares were payable to the stockholders in cash.

On June 17, 2008, the Company completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. The net proceeds totaled $129.5 million after deducting underwriting commissions of $9.9 million and offering costs of $1.8 million.

On April 20, 2010, at the Company’s 2010 Annual Meeting, the Company’s stockholders approved, among other things, amendments to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 49,800,000 shares to 150,000,000 shares and to remove the Company’s authority to issue shares of Series A Preferred Stock.

On March 19, 2013, the Company amended its Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 shares to 250,000,000 shares.

The following table sets forth the computation of basic and diluted earnings per share, pursuant to ASC 260-10 Earnings per Share, for the three and six months ended March 31, 2014 and March 31, 2013:

	Three months ended March 31, 2014	Three months ended March 31, 2013	Six months ended March 31, 2014	Six months ended March 31, 2013
Earnings per common share – basic:
Net increase in net assets resulting from operations	$30,100	$31,834	$63,806	$49,678
Weighted average common shares outstanding – basic	139,138	106,022	139,132	100,394
Earnings per common share – basic	$0.22	$0.30	$0.46	$0.49
Earnings per common share – diluted:
Net increase in net assets resulting from operations, before adjustments	$30,100	$31,834	$63,806	$49,678
Adjustments for interest on convertible notes, base management fees and incentive fees	1,364	1,366	2,727	2,714
Net increase in net assets resulting from operations, as adjusted	31,464	33,200	66,533	52,392
Weighted average common shares outstanding – basic	139,138	106,022	139,132	100,394
Adjustments for dilutive effect of convertible notes	7,790	7,790	7,790	7,872
Weighted average common shares outstanding – diluted	146,928	113,812	146,922	108,266
Earnings per common share – diluted	$0.21	$0.29	$0.45	$0.48

F-58

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 5. Share Data  – (continued)

The following table reflects the distributions per share that the Company has paid, including shares issued under the dividend reinvestment plan (“DRIP”), on its common stock from October 1, 2012 to March 31, 2014:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
August 6, 2012	October 15, 2012	October 31, 2012	$0.0958	$8.2 million	51,754		$0.5 million
August 6, 2012	November 15, 2012	November 30, 2012	0.0958	8.2 million	53,335		0.5 million
August 6, 2012	December 14, 2012	December 28, 2012	0.0958	9.5 million	64,680		0.6 million
August 6, 2012	January 15, 2013	January 31, 2013	0.0958	9.5 million	61,782		0.6 million
August 6, 2012	February 15, 2013	February 28, 2013	0.0958	9.1 million	103,356		1.0 million
January 14, 2013	March 15, 2013	March 29, 2013	0.0958	9.1 million	100,802		1.1 million
January 14, 2013	April 15, 2013	April 30, 2013	0.0958	10.3 million	111,167		1.2 million
January 14, 2013	May 15, 2013	May 31, 2013	0.0958	10.3 million	127,152		1.3 million
May 6, 2013	June 14, 2013	June 28, 2013	0.0958	10.5 million	112,821		1.1 million
May 6, 2013	July 15, 2013	July 31, 2013	0.0958	10.2 million	130,944		1.3 million
May 6, 2013	August 15, 2013	August 30, 2013	0.0958	10.3 million	136,052		1.3 million
August 5, 2013	September 13, 2013	September 30, 2013	0.0958	10.3 million	135,027		1.3 million
August 5, 2013	October 15, 2013	October 31, 2013	0.0958	11.9 million	142,320		1.4 million
August 5, 2013	November 15, 2013	November 29, 2013	0.0958	12.0 million	145,063	(1)	1.4 million
November 21, 2013	December 13, 2013	December 30, 2013	0.05	6.3 million	69,291	(1)	0.6 million
November 21, 2013	January 15, 2014	January 31, 2014	0.0833	10.5 million	114,033	(1)	1.1 million
November 21, 2013	February 14, 2014	February 28, 2014	0.0833	10.5 million	110,486	(1)	1.1 million
November 21, 2013	March 14, 2014	March 31, 2014	0.0833	11.0 million	64,748	(1)	0.6 million

(1)	Shares were purchased on the open market and distributed.

On November 21, 2013, the Company’s Board of Directors terminated the Company’s previous $50 million stock repurchase program and approved a new $100 million stock repurchase program. Any stock repurchases under this program would be made through the open market at times and in such amounts as the Company’s management would deem appropriate, provided they are below the most recently published net asset value per share. Unless extended by the Company’s Board of Directors, the stock repurchase program will expire on November 21, 2014 and may be limited or terminated at any time without prior notice.

In December 2013, the Company repurchased 45,104 shares at the weighted average price of $8.978 per share, resulting in $0.4 million of cash paid during the six months ended March 31, 2014.

Note 6. Lines of Credit

Wells Fargo Facility

On November 16, 2009, Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding”), and the Company entered into a Loan and Servicing Agreement (“Wells Agreement”), with respect to a revolving credit facility, as subsequently amended, (the “Wells Fargo facility”) with Wells Fargo, as successor to Wachovia Bank, National Association, Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time.

The Wells Fargo facility permitted up to $150 million of borrowings (subject to collateral requirements) with an accordion feature allowing for future expansion of the facility up to a total of $250 million, and borrowings under the facility bore interest at a rate equal to LIBOR (1-month) plus 2.50% per annum, with no LIBOR floor. The maturity date of the Wells Fargo facility was April 25, 2016.

F-59

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 6. Lines of Credit  – (continued)

The Wells Fargo facility provided for the issuance from time to time of letters of credit for the benefit of the Company’s portfolio companies. The letters of credit were subject to certain restrictions, including a borrowing base limitation and an aggregate sublimit of $15.0 million.

In connection with the Wells Fargo facility, the Company concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which the Company had sold to Funding certain loan assets it had originated or acquired, and (ii) a Pledge Agreement with Wells Fargo, pursuant to which the Company pledged all of its equity interests in Funding as security for the payment of Funding’s obligations under the Wells Agreement and other documents entered into in connection with the Wells Fargo facility. Funding was formed for the sole purpose of entering into the Wells Fargo facility and had no other operations.

The Wells Agreement and related agreements that governed the Wells Fargo facility required both Funding and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of their businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities, including a prepayment penalty in certain cases. The Wells Fargo facility agreements also included usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding, and the failure by Funding or the Company to materially perform under the Wells Agreement and related agreements governing the facility, which, if not complied with, could have accelerated repayment under the facility.

The Wells Fargo facility was secured by all of the assets of Funding, and all of the Company’s equity interest in Funding. The Company used the Wells Fargo facility to fund a portion of its loan origination activities and for general corporate purposes. Each loan origination under the facility was subject to the satisfaction of certain conditions. The Company’s borrowings under the Wells Fargo facility bore interest at a weighted average interest rate of 2.686% for the six months ended March 31, 2014. For the three and six months ended March 31, 2014, the Company recorded interest expense of $1.0 million and $1.8 million, respectively, related to the Wells Fargo facility.

Effective February 21, 2014, the Company and Funding terminated the Wells Fargo facility. In connection therewith, the Amended and Restated Loan and Servicing Agreement and other related documents governing the Wells Fargo facility were also terminated. As such, the Company has no borrowing capacity under the Wells Fargo facility as of March 31, 2014. Upon termination of the Wells Fargo facility, the Company accelerated the $0.7 million remaining unamortized fee balance into interest expense.

ING Facility

On May 27, 2010, the Company entered into a secured syndicated revolving credit facility (as subsequently amended, the “ING facility”) pursuant to a Senior Secured Revolving Credit Agreement (“ING Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allows the Company to request letters of credit from ING Capital LLC, as the issuing bank.

As of March 31, 2014, the ING facility permitted up to $650 million of borrowings with an accordion feature allowing for future expansion of the facility up to a total of $800 million, and borrowings under the facility bore interest at a rate equal to LIBOR (1-, 2-, 3- or 6-month, at the Company’s option) plus 2.25% per annum, with no LIBOR floor. Unless extended, the period during which the Company may make and reinvest borrowings under the facility will expire on August 6, 2017 and the maturity date of the facility is August 6, 2018.

The ING facility is secured by substantially all of the Company’s assets, as well as the assets of the Company’s wholly-owned subsidiary, FSFC Holdings, Inc. (“Holdings”), and its indirect wholly-owned subsidiary, Fifth Street Fund of Funds LLC (“Fund of Funds”), subject to certain exclusions for, among other things, equity interests in the Company’s SBIC subsidiaries, and equity interests in Funding and Funding II

F-60

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 6. Lines of Credit  – (continued)

(which is defined and discussed below) as further set forth in a Guarantee, Pledge and Security Agreement (“ING Security Agreement”) entered into in connection with the ING Credit Agreement, among FSFC Holdings, Inc., ING Capital LLC, as collateral agent, and the Company. Fifth Street Fund of Funds LLC and FSFC Holdings, Inc. were formed to hold certain of the Company’s portfolio companies for tax purposes and have no other operations. None of the Company’s SBIC subsidiaries, Funding or Funding II is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that the Company may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

Pursuant to the ING Security Agreement, Holdings and Fund of Funds guaranteed the obligations under the ING Security Agreement, including the Company’s obligations to the lenders and the administrative agent under the ING Credit Agreement. Additionally, the Company pledged its entire equity interest in Holdings and Holdings pledged its entire equity interest in Fund of Funds to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required Holdings, Fund of Funds and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of the Company’s businesses, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by the Company to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance with all financial covenants under the ING facility.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. The Company cannot be assured that it will be able to borrow funds under the ING facility at any particular time or at all.

As of March 31, 2014, the Company had $515.3 million of borrowings outstanding under the ING facility, which had a fair value of $515.3 million. The Company’s borrowings under the ING facility bore interest at a weighted average interest rate of 2.691% for the six months ended March 31, 2014. For the three and six months ended March 31, 2014, the Company recorded interest expense of $3.6 million and $6.4 million, respectively, related to the ING facility.

Sumitomo Facility

On September 16, 2011, Fifth Street Funding II, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding II”), entered into a Loan and Servicing Agreement (“Sumitomo Agreement”) with respect to a seven-year credit facility (“Sumitomo facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”), an affiliate of Sumitomo Mitsui Financial Group, Inc., as administrative agent, and each of the lenders from time to time party thereto, in the amount of $200 million.

As of March 31, 2014, the Sumitomo facility permitted up to $125 million of borrowings (subject to collateral requirements), and borrowings under the facility bore interest at a rate of LIBOR (1-month) plus 2.25% per annum, with no LIBOR floor. Unless extended, the period during which the Company may make and reinvest borrowings under the facility will expire on September 16, 2016 and the maturity date of the facility is September 16, 2020, with an option for a one-year extension.

F-61

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 6. Lines of Credit  – (continued)

In connection with the Sumitomo facility, the Company concurrently entered into a Purchase and Sale Agreement with Funding II, pursuant to which it has sold and will continue to sell to Funding II certain loan assets the Company has originated or acquired, or will originate or acquire.

The Sumitomo Agreement and related agreements governing the Sumitomo facility required both Funding II and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of its businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities, including a prepayment penalty in certain cases. The Sumitomo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding II, and the failure by Funding II or the Company to materially perform under the Sumitomo Agreement and related agreements governing the Sumitomo facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. Funding II was formed for the sole purpose of entering into the Sumitomo facility and has no other operations.

The Sumitomo facility is secured by all of the assets of Funding II. Each loan origination under the facility is subject to the satisfaction of certain conditions. There is no assurance that Funding II will be able to borrow funds under the Sumitomo facility at any particular time or at all. As of March 31, 2014, the Company had $61.4 million of borrowings outstanding under the Sumitomo facility, which had a fair value of $61.4 million. The Company’s borrowings under the Sumitomo facility bore interest at a weighted average interest rate of 2.514% for the six months ended March 31, 2014. For the three and six months ended March 31, 2014, the Company recorded interest expense of $0.6 million and $1.1 million, respectively, related to the Sumitomo facility.

As of March 31, 2014, except for assets that were funded through the Company’s SBIC subsidiaries, substantially all of the Company’s assets were pledged as collateral under the ING facility or the Sumitomo facility. With respect to the assets funded through the Company’s SBIC subsidiaries, the SBA, as a creditor, will have a superior claim to the SBIC subsidiaries’ assets over the Company’s stockholders.

Total interest expense for the three and six months ended March 31, 2014 was $12.8 million and $23.0 million, respectively. Total interest expense for the three and six months ended March 31, 2013 was $7.8 million and $14.9 million, respectively.

Note 7. Interest and Dividend Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company’s policy, accrued interest is evaluated periodically for collectability. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

The Company holds debt in its portfolio that contains PIK interest provisions. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company generally ceases accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect the portfolio company to be able to pay all principal and interest due. The Company’s decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; the Company’s assessment of the

F-62

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 7. Interest and Dividend Income  – (continued)

portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by the Company in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, the Company determines whether to cease accruing PIK interest on a loan or debt security. The Company’s determination to cease accruing PIK interest on a loan or debt security is generally made well before the Company’s full write-down of such loan or debt security.

Accumulated PIK interest activity for the six months ended March 31, 2014 and March 31, 2013 was as follows:

	Six months ended March 31, 2014	Six months ended March 31, 2013
PIK balance at beginning of period	$23,934	$18,431
Gross PIK interest accrued	11,084	8,382
PIK income reserves(1)	—	(615)
PIK interest received in cash	(5,714)	(4,598)
Loan exits and other PIK adjustments	(421)	(1,207)
PIK balance at end of period	$28,883	$20,393

(1)	PIK income is generally reserved for when a loan is placed on PIK non-accrual status.

As of March 31, 2014 and September 30, 2013, there were no investments on which the Company had stopped accruing cash and/or PIK interest and OID income. As of March 31, 2013, the Company had stopped accruing cash and/or PIK interest on three investments, including two that had not paid all of their scheduled cash interest payments for the period ended March 31, 2013.

The percentages of the Company’s debt investments at cost and fair value by accrual status as of March 31, 2014, September 30, 2013 and March 31, 2013 were as follows:

	March 31, 2014				September 30, 2013				March 31, 2013
	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio
Accrual	$2,547,864	100.00%	$2,551,371	100.00%	$1,779,201	100.00%	$1,793,463	100.00%	$1,645,425	97.43%	$1,666,161	98.83%
PIK non-accrual	—	—	—	—	—	—	—	—	6,203	0.37	—	—
Cash non-accrual(1)	—	—	—	—	—	—	—	—	37,224	2.20	19,733	1.17
Total	$2,547,864	100.00%	$2,551,371	100.00%	$1,779,201	100.00%	$1,793,463	100.00%	$1,688,852	100.00%	$1,685,894	100.00%

(1)	Cash non-accrual status is inclusive of PIK and other noncash income, where applicable.

F-63

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 7. Interest and Dividend Income  – (continued)

The non-accrual status of the Company’s portfolio investments as of March 31, 2014, September 30, 2013 and March 31, 2013 was as follows:

	March 31, 2014	September 30, 2013	March 31, 2013
Coll Materials Group LLC(1)	—	—	Cash non-accrual
Eagle Hospital Physicians, Inc.	—	—	Cash non-accrual
Trans-Trade, Inc. – Term Loan B(1)	—	—	PIK non-accrual

(1)	The Company did not hold this investment at March 31, 2014 or September 30, 2013. See Note 9 for a discussion of the Company’s recent realization events.

Income non-accrual amounts for the three and six months ended March 31, 2014 and March 31, 2013 were as follows:

	Three months ended March 31, 2014	Three months ended March 31, 2013	Six months ended March 31, 2014	Six months ended March 31, 2013
Cash interest income	$—	$1,008	$—	$1,008
PIK interest income	—	191	—	615
OID income	—	—	—	—
Total	$—	$1,199	$—	$1,623

Note 8. Taxable/Distributable Income and Dividend Distributions

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) origination and exit fees received in connection with investments in portfolio companies; (3) organizational and deferred offering costs; (4) recognition of interest income on certain loans; and (5) income or loss recognition on exited investments.

At September 30, 2013, the Company has net loss carryforwards of $107.4 million to offset net capital gains, to the extent provided by federal tax law. Of the capital loss carryforwards, $1.5 million will expire on September 30, 2017, $10.3 million will expire on September 30, 2019, and $95.6 million will not expire. During the year ended September 30, 2013, the Company realized capital losses from the sale of investments after October 31, 2012 and prior to year end (“post-October capital losses”) of $21.3 million, which for tax purposes are treated as arising on the first day of the following year.

Listed below is a reconciliation of “net increase in net assets resulting from operations” to taxable income for the three and six months ended March 31, 2014.

	Three months ended March 31, 2014	Six months ended March 31, 2014
Net increase in net assets resulting from operations	$30,100	$63,806
Net unrealized depreciation on investments and secured borrowings	2,593	8,311
Book/tax difference due to deferred loan fees	(2,166)	(3,447)
Book/tax difference due to organizational and deferred offering costs	(22)	(44)
Book/tax difference due to capital losses not recognized	1,540	(1,666)
Other book/tax differences	(181)	(276)
Taxable/Distributable Income(1)	$31,864	$66,684

F-64

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 8. Taxable/Distributable Income and Dividend Distributions  – (continued)

(1)	The Company’s taxable income for 2014 is an estimate and will not be finally determined until the Company files its tax return for the fiscal year ended September 30, 2014. Therefore, the final taxable income may be different than the estimate.

The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences. The Company has recorded a deferred tax asset for the difference in the book and tax basis of certain equity investments and tax net operating losses held by its taxable subsidiaries of $1.4 million. However, this amount has been fully offset by a valuation allowance of $1.4 million, since it is more likely than not that these deferred tax assets will not be realized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company is permitted to carry forward any net capital losses, if any, incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment net loss carryforwards may be more likely to expire unused.

Distributions to stockholders are recorded on the record date. The Company is required to distribute annually to its stockholders at least 90% of its net taxable income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors and is based on management’s estimate of the Company’s annual taxable income. The Company maintains an “opt out” dividend reinvestment plan for its stockholders.

For income tax purposes, the Company estimates that its distributions for the calendar year 2014 will be composed primarily of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar year 2014.

As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis. The Company did not incur a federal excise tax for calendar years 2011 and 2012 and does not expect to incur a federal excise tax for calendar year 2013.

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Realized losses may also be recorded in connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

Net unrealized appreciation or depreciation reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation.

F-65

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments  – (continued)

During the six months ended March 31, 2014, the Company recorded investment realization events, including the following:

•	In October and December 2013, the Company received payments of $3.2 million from Stackpole Powertrain International Holding, L.P. related to the sale of its equity investment. A realized gain of $2.2 million was recorded on this transaction;
•	In October 2013, the Company received a payment of $8.9 million from Harden Healthcare, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In October 2013, the Company received a payment of $4.0 million from Capital Equipment Group, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction. The Company also received an additional $0.9 million in connection with the sale of its common equity investment, realizing a gain of $0.6 million;
•	In November 2013, the Company received a payment of $10.0 million from IG Investments Holdings, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In November 2013, the Company received a payment of $15.7 million from CTM Group, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In December 2013, the Company received a payment of $0.4 million in connection with the exit of its debt investment in Saddleback Fence and Vinyl Products, Inc. A realized loss of $0.3 million was recorded on this transaction;
•	In December 2013, the Company received a payment of $7.2 million from Western Emulsions, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In January 2014, the Company received a payment of $5.1 million from BMC Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In February 2014, the Company received a payment of $17.8 million from Ikaria Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In February 2014, the Company received a payment of $30.8 million from Dexter Axle Company in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In March 2014, the Company received a payment of $9.9 million from Vestcom International, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction; and
•	During the six months ended March 31, 2014, the Company received payments of $231.3 million in connection with syndications of debt investments to other investors and sales of debt investments in the open market and recorded a net realized loss of $1.0 million.

F-66

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments  – (continued)

During the six months ended March 31, 2013, the Company recorded investment realization events, including the following:

•	In October 2012, the Company received a payment of $4.2 million from Rail Acquisition Corp. in full satisfaction of all obligations related to the revolving loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In October 2012, the Company received a payment of $5.4 million from Bojangles in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In October 2012, the Company received a payment of $21.9 million from Blue Coat Systems, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In October 2012, the Company received a payment of $9.9 million from Insight Pharmaceuticals LLC in full satisfaction of all obligations related to the first lien loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In November 2012, the Company received a payment of $8.5 million from SolutionSet, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In January 2013, the Company received a cash payment of $30.2 million from NDSSI Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction. The Company also received an additional $3.0 million in connection with the sale of its preferred equity investment (including accumulated PIK of $0.9 million), realizing a gain or $0.1 million;
•	In January 2013, the Company received a cash payment of $44.6 million from Welocalize, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In February 2013, the Company received a cash payment of $14.6 million from Edmentum, Inc. in full satisfaction of all obligations under the first lien loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In February 2013, the Company received a cash payment of $7.1 million from Advanced Pain Management Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In March 2013, the Company received a cash payment of $10.0 million from eResearch Technology, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In March 2013, the Company received a cash payment of $15.0 million from AdVenture Interactive Corp. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

F-67

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments  – (continued)

•	In March 2013, the Company received a cash payment of $19.5 million from idX Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction; and
•	During the six months ended March 31, 2013, the Company received payments of $54.0 million in connection with partial sales of debt investments in the open market and recorded a net realized gain of $0.5 million.

During the six months ended March 31, 2014, the Company recorded net unrealized depreciation of $8.3 million. This consisted of $10.4 million of net unrealized depreciation on debt investments and $2.6 million of net reclassifications to realized gains (resulting in unrealized depreciation), offset by $4.7 million of net unrealized appreciation on equity investments. During the six months ended March 31, 2013, the Company recorded net unrealized depreciation of $6.7 million. This consisted of $15.1 million of net unrealized depreciation on debt investments and $2.3 million of net reclassifications to realized gains (resulting in unrealized depreciation), offset by $10.7 million of net unrealized appreciation on equity investments.

Note 10. Concentration of Credit Risks

The Company places its cash in financial institutions and at times such balances may be in excess of the FDIC insured limit. The Company limits its exposure to credit loss by depositing its cash with high credit quality financial institutions and monitoring their financial stability.

Note 11. Related Party Transactions

The Company has entered into an investment advisory agreement with the Investment Adviser. Under the investment advisory agreement, the Company pays the Investment Adviser a fee for its services consisting of two components — a base management fee and an incentive fee.

Base management Fee

The base management fee is calculated at an annual rate of 2% of the Company’s gross assets, which includes any borrowings for investment purposes but excludes any cash and cash equivalents held at the end of each quarter. The base management fee is payable quarterly in arrears and the fee for any partial month or quarter is appropriately prorated.

For the three months ended March 31, 2014, the Investment Adviser voluntarily agreed to waive the portion of the base management fee attributable to assets funded with proceeds from secured borrowings, which resulted in a waiver of $0.2 million. For the three months ended March 31, 2013, the Investment Adviser voluntarily agreed to waive the portion of the base management fee attributable to certain new investments that closed prior to quarter end, which resulted in a waiver of $1.3 million.

For the three and six months ended March 31, 2014, base management fees were $13.5 million and $25.6 million, respectively. For the three and six months ended March 31, 2013, base management fees were $7.6 million and $15.6 million, respectively. At March 31, 2014, the Company had a liability on its Consolidated Statements of Assets and Liabilities in the amount of $13.5 million reflecting the unpaid portion of the base management fee payable to the Investment Adviser.

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for

F-68

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 11. Related Party Transactions  – (continued)

providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement, and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	No incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);
•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and
•	20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date) and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

GAAP requires the Company to accrue for the theoretical capital gains incentive fee that would be payable after giving effect to the net realized and unrealized capital appreciation. It should be noted that a fee so calculated and accrued would not necessarily be payable under the investment advisory agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts ultimately paid under the investment advisory agreement will be consistent with the formula reflected in the investment advisory agreement. The Company does not currently accrue for capital gains incentive fees due to the accumulated realized losses in the portfolio.

F-69

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 11. Related Party Transactions  – (continued)

For the three and six months ended March 31, 2014, incentive fees were $8.5 million and $17.6 million, respectively. For the three and six months ended March 31, 2013, incentive fees were $7.0 million and $13.6 million, respectively. At March 31, 2014, the Company had a liability on its Consolidated Statements of Assets and Liabilities in the amount of $8.5 million reflecting the unpaid portion of the incentive fee payable to the Investment Adviser.

Advances received from portfolio companies

For the purpose of efficient cash management, the Company has received advances from First Star Aviation, LLC, First Star Speir Aviation I Limited and First Star Bermuda Aviation Limited (collectively, “First Star”) in the aggregate amount of $7.7 million. The advances will be used from time to time to fund operating and financing activities of First Star, including the payment of interest and management fees to the Company and operating expenses.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Company’s Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Company’s Investment Adviser.

Administration Agreement

On January 1, 2014, the Company entered into an administration agreement with a new administrator, FSC CT, Inc., under substantially similar terms as its prior administration agreement with FSC, Inc. Under the administration agreement with FSC CT, Inc., administrative services are provided to the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC CT, Inc. also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, FSC CT, Inc. assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company provides reimbursement for the allocable portion of overhead and other expenses incurred in connection with payments of rent and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their staffs. Such reimbursement is at cost with no profit to, or markup by, FSC CT, Inc. FSC CT, Inc. may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

For the three and six months ended March 31, 2014, the Company accrued administrative expenses of $1.5 million, including $1.0 million of general and administrative expenses and $3.2 million, including $1.8 million of general and administrative expenses, respectively. At March 31, 2014, $2.0 million was included in Due to FSC CT, Inc. in the Consolidated Statement of Assets and Liabilities.

F-70

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 12. Financial Highlights

	Three months ended March 31, 2014	Three months ended March 31, 2013	Six months ended March 31, 2014	Six months ended March 31, 2013
Net asset value at beginning of period	$9.85	$9.88	$9.85	$9.92
Net investment income	0.25	0.28	0.51	0.56
Net unrealized appreciation (depreciation) on investments and secured borrowings	(0.03)	0.02	(0.07)	(0.07)
Net realized gains (losses) on investments	(0.01)	—	0.01	—
Distributions of ordinary income	(0.25)	(0.29)	(0.49)	(0.58)
Issuance of common stock	—	0.01	—	0.07
Net asset value at end of period	$9.81	$9.90	$9.81	$9.90
Per share market value at beginning of period	$9.25	$10.42	$10.29	$10.98
Per share market value at end of period	$9.46	$11.02	$9.46	$11.02
Total return(1)	4.96%	8.73%	(3.25)%	6.13%
Common shares outstanding at beginning of period	139,138	105,943	139,041	91,048
Common shares outstanding at end of period	139,138	106,209	139,138	106,209
Net assets at beginning of period	$1,369,968	$1,046,879	$1,368,872	$903,570
Net assets at end of period	$1,365,297	$1,050,961	$1,365,297	$1,050,961
Average net assets(2)	$1,373,093	$1,053,209	$1,373,063	$997,023
Ratio of net investment income to average net assets(3)	10.11%	11.28%	10.29%	11.24%
Ratio of total expenses to average net assets (excluding base management fee waiver)(3)	11.26%	10.28%	10.70%	10.44%
Base management fee waiver effect(3)	(0.07)%	(0.51)%	(0.04)%	(0.26)%
Ratio of net expenses to average net assets(3)	11.19%	9.77%	10.66%	10.18%
Ratio of portfolio turnover to average investments at fair value	2.91%	9.93%	5.44%	14.89%
Weighted average outstanding debt(4)	$1,124,598	$572,641	$975,373	$527,686
Average debt per share	$8.08	$5.40	$7.01	$5.26

(1)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan. Total return is not annualized during interim periods.
(2)	Calculated based upon the weighted average net assets for the period.
(3)	Interim periods are annualized.
(4)	Calculated based upon the weighted average of loans payable for the period.

Note 13. Convertible Notes

On April 12, 2011, the Company issued $152 million unsecured convertible notes, including $2 million issued to Leonard M. Tannenbaum, the Company’s Chief Executive Officer. The Convertible Notes were issued pursuant to an Indenture, dated April 12, 2011 (the “Indenture”), between the Company and the Trustee.

The Convertible Notes mature on April 1, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Notes bear interest at a rate of 5.375% per

F-71

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 13. Convertible Notes  – (continued)

annum payable semiannually in arrears on April 1 and October 1 of each year. The Convertible Notes are the Company’s unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles.

Prior to the close of business on the business day immediately preceding January 1, 2016, holders may convert their Convertible Notes only under certain circumstances set forth in the Indenture, such as during specified periods when the Company’s shares of common stock trade at more than 110% of the then applicable conversion price or the Convertible Notes trade at less than 98% of their conversion value. On or after January 1, 2016 until the close of business on the business day immediately preceding the Maturity Date, holders may convert their Convertible Notes at any time. Upon conversion, the Company will deliver shares of its common stock. The conversion rate was initially, and currently is, 67.7415 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $14.76 per share of common stock). The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of the Company’s common stock in excess of a monthly dividend of $0.1066 per share, but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders. Based on the current conversion rate, the maximum number of shares of common stock that would be issued upon conversion of the $115 million convertible debt outstanding at March 31, 2014 is 7,790,273. If the Company delivers shares of common stock upon a conversion at the time that net asset value per share exceeds the conversion price in effect at such time, the Company’s stockholders may incur dilution. In addition, the Company’s stockholders will experience dilution in their ownership percentage of common stock upon the issuance of common stock in connection with the conversion of the Company’s convertible notes and any dividends paid on common stock will also be paid on shares issued in connection with such conversion after such issuance. The shares of common stock issued upon a conversion are not subject to registration rights.

The Company may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect of the Company, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Notes, and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture.

For the three and six months ended March 31, 2014, the Company recorded interest expense of $1.7 million and $3.4 million, respectively, related to the Convertible Notes.

The Company may repurchase the Convertible Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any Convertible Notes repurchased by the Company may, at the Company’s option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any Convertible Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the indenture. The Company did not repurchase Convertible Notes during the six months ended March 31, 2014 or March 31, 2013.

As of March 31, 2014, there were $115.0 million of Convertible Notes outstanding, which had a fair value of $122.6 million.

F-72

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 14. Unsecured Notes

2019 Notes

On February 26, 2014, the Company issued $250.0 million in aggregate principal amount of its 4.875% unsecured notes due 2019 (the “2019 Notes”) for net proceeds of $244.6 million after deducting original issue discount of $1.4 million, underwriting commissions and discounts of $3.7 million and offering costs of $0.3 million.

The 2019 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the first supplemental indenture, dated February 26, 2014 (collectively, the “2019 Notes Indenture”), between the Company and the Trustee. The 2019 Notes are the Company’s general unsecured obligations that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2019 Notes. The 2019 Notes will rank equally in right of payment with all of the Company’s existing and future liabilities that are not so subordinated. The 2019 Notes will effectively rank junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The 2019 Notes will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Interest on the 2019 Notes is paid semi-annually on March 1 and September 1, at a rate of 4.875% per annum. The 2019 Notes mature on March 1, 2019 and may be redeemed in whole or in part at any time or from time to time at the Company’s option prior to maturity.

The 2019 Notes Indenture contains certain covenants, including covenants requiring the Company’s compliance with (regardless of whether the Company is subject to) the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring the Company to provide financial information to the holders of the 2019 Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2019 Notes Indenture. The Company may repurchase the 2019 Notes in accordance with the 1940 Act and the rules promulgated thereunder. In addition, holders of the 2019 Notes can require the Company to repurchase the 2019 Notes at 100% of their principal amount upon the occurrence of a certain change of control events as described in the 2019 Notes Indenture. The 2019 Notes are issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. During the six months ended March 31, 2014, the Company did not repurchase any of the 2019 Notes in the open market.

For the three and six months ended March 31, 2014, the Company recorded interest expense of $1.2 million related to the 2019 Notes.

As of March 31, 2014, there were $250.0 million of 2019 Notes outstanding, which had a fair value of $256.0 million.

2024 Notes

On October 18, 2012, the Company issued $75.0 million in aggregate principal amount of its 5.875% unsecured notes due 2024 (the “2024 Notes”) for net proceeds of $72.5 million after deducting underwriting commissions of $2.2 million and offering costs of $0.3 million.

The 2024 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the first supplemental indenture, dated October 18, 2012 (collectively, the “2024 Notes Indenture”), between the Company and the Trustee. The 2024 Notes are the Company’s unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2024 Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent

F-73

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 14. Unsecured Notes  – (continued)

of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles.

Interest on the 2024 Notes is paid quarterly in arrears on January 30, April 30, July 30 and October 30, at a rate of 5.875% per annum. The 2024 Notes mature on October 30, 2024 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after October 30, 2017. The 2024 Notes are listed on the New York Stock Exchange under the trading symbol “FSCE” with a par value of $25.00 per share.

The 2024 Notes Indenture contains certain covenants, including covenants requiring the Company’s compliance with (regardless of whether the Company is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act and with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring the Company to provide financial information to the holders of the 2024 Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2024 Notes Indenture. The Company may repurchase the 2024 Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any 2024 Notes repurchased by the Company may, at the Company’s option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any 2024 Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the 2024 Notes Indenture. During the six months ended March 31, 2014, the Company did not repurchase any of the 2024 Notes in the open market.

For the three and six months ended March 31, 2014, the Company recorded interest expense of $1.2 million and $2.3 million, respectively, related to the 2024 Notes.

As of March 31, 2014, there were $75.0 million 2024 Notes outstanding, which had a fair value of $74.0 million.

2028 Notes

In April and May 2013, the Company issued $86.3 million in aggregate principal amount of its 6.125% unsecured notes due 2028 (the “2028 Notes”) for net proceeds of $83.4 million after deducting underwriting commissions of $2.6 million and offering costs of $0.3 million. The proceeds included the underwriters’ full exercise of their overallotment option.

The 2028 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the second supplemental indenture, dated April 4, 2013 (collectively, the “2028 Notes Indenture”), between the Company and the Trustee. The 2028 Notes are the Company’s unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2028 Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that it later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles. Interest on the 2028 Notes is paid quarterly in arrears on January 30, April 30, July 30 and October 30, at a rate of 6.125% per annum. The 2028 Notes mature on April 30, 2028 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 30, 2018. The 2028 Notes are listed on the NASDAQ Global Select Market under the trading symbol “FSCFL” with a par value of $25.00 per share.

The 2028 Notes Indenture contains certain covenants, including covenants requiring the Company’s compliance with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring the

F-74

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 14. Unsecured Notes  – (continued)

Company to provide financial information to the holders of the 2028 Notes and the Trustee if it ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2028 Notes Indenture. The Company may repurchase the 2028 Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any 2028 Notes repurchased by the Company may, at its option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any 2028 Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the 2028 Notes Indenture. During the six months ended March 31, 2014, the Company did not repurchase any of the 2028 Notes in the open market.

For the three and six months ended March 31, 2014, the Company recorded interest expense of $1.3 million and $2.7 million, respectively, related to the 2028 Notes.

As of March 31, 2014, there were $86.3 million of 2028 Notes outstanding, which had a fair value of $82.6 million.

Note 15. Secured Borrowings

The Company follows the guidance in ASC 860 when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s Consolidated Statement of Assets and Liabilities and the proceeds are recorded as a secured borrowing until the definition is met. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value.

As of March 31, 2014, secured borrowings at fair value totaled $47.8 million and the fair value of the investments that are associated with these secured borrowings was $136.4 million. These secured borrowings were the result of the Company’s completion of partial loan sales of two senior secured debt investments totaling $47.8 million during the three months ended March 31, 2014 that did not meet the definition of a participating interest. As a result, sale treatment was not allowed and these partial loan sales were treated as secured borrowings. During the six months ended March 31, 2014, there were no repayments on secured borrowings.

As of March 31, 2014, there were $47.8 million of secured borrowings outstanding, which had a fair value of $47.8 million.

For the three and six months ended March 31, 2014, the Company recorded interest expense of $0.2 million related its secured borrowings.

Note 16. Subsequent Events

The Company’s management evaluated subsequent events through the date of issuance of the Consolidated Financial Statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the Consolidated Financial Statements as of and for the six months ended March 31, 2014.

F-75

Schedule 12 – 14

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
Six months ended March 31, 2014

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2013	Gross Additions(3)	Gross Reductions(4)	Fair Value at March 31, 2014
Control Investments
Traffic Solutions Holdings, Inc.
Second Lien Term Loan, 12% cash 3% PIK due 12/31/2016	$1,355	$14,499	$508	$(238)	$14,769
LC Facility, 8.5% cash due 12/31/2016	129	—	4	(4)	—
746,114 Series A Preferred Units	813	15,891	814	—	16,705
746,114 Common Stock Units	—	10,529	60	(673)	9,916
TransTrade Operators, Inc.
First Lien Term Loan, 11% cash 3% PIK due 5/31/2016	1,018	13,524	1,020	(3,050)	11,494
First Lien Revolver, 8% cash due 5/31/2016	5	—	—	—	—
596.67 Series A Common Units in TransTrade Holding LLC	—	—	—	—	—
5,200,000 Preferred Units in TransTrade Holding LLC	—	539	2,167	(2,706)	—
HFG Holdings, LLC
First Lien Term Loan, 6% cash 4% PIK due 6/10/2019	4,857	93,297	2,018	(188)	95,127
860,000 Class A Units	—	22,346	5,528	—	27,874
First Star Aviation, LLC
First Lien Term Loan, 9% cash 3% PIK due 1/9/2018	2,294	19,211	15,697	(942)	33,966
10,104,401 Common Units	—	5,264	8,129	—	13,393
First Star Speir Aviation 1 Limited
First Lien Term Loan, 9% cash due 7/30/2018	977	—	21,180	(580)	20,600
1,087,445 Common Units	—	—	1,087	—	1,087
First Star Bermuda Aviation Limited
First Lien Term Loan, 9% cash 3% PIK due 8/19/2018	1,018	—	12,699	(898)	11,801
4,256,042 Common Units	—	—	4,256	—	4,256

F-76

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates – (continued)
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
Six months ended March 31, 2014

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2013	Gross Additions(3)	Gross Reductions(4)	Fair Value at March 31, 2014
Eagle Hospital Physicians, LLC
First Lien Term Loan A, 8% PIK due 8/1/2016	459	11,149	461	(34)	11,576
First Lien Term Loan B, 8.1% PIK due 8/1/2016	127	3,050	127	(10)	3,167
First Lien Revolver, 8% cash due 8/1/2016	45	—	1,637	(4)	1,633
4,100,000 Class A Common Units	—	6,203	87	(40)	6,250
Total Control Investments	$13,097	$215,502	$77,479	$(9,367)	$283,614
Affiliate Investments
Caregiver Services, Inc.
Second Lien Term Loan, 10% cash 2% PIK due 6/30/2019	473	—	9,217	(197)	9,020
1,080,399 shares of Series A Preferred Stock	—	3,256	323	—	3,579
AmBath/ReBath Holdings, Inc.
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2016	144	3,272	28	(754)	2,546
First Lien Term Loan B, 12.5% cash 2.5% PIK due 4/30/2016	1,970	25,317	695	(33)	25,979
4,668,788 shares of Preferred Stock	—	87	504	—	591
Total Affiliate Investments	$2,587	$31,932	$10,767	$(984)	$41,715
Total Control & Affiliate Investments	$15,684	$247,434	$88,246	$(10,351)	$325,329

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.
(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Non-Control/Non-Affiliate categories, respectively.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.
(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

F-77

Schedule 12 – 14

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
Six months ended March 31, 2013

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2012	Gross Additions(3)	Gross Reductions(4)	Fair Value at March 31, 2013
Control Investments
Coll Materials Group LLC
Second Lien Term Loan A, 12% cash due 11/1/2014	$—	$1,238	$—	$(1,238)	$—
Second Lien Term Loan B, 14% PIK due 11/1/2014	—	1,999	—	(999)	1,000
50% interest in CD Holdco, LLC	—	—	—	—	—
Traffic Solutions Holdings, Inc.
First Lien Term Loan A, LIBOR+8.5% (1.25% floor) cash due 8/10/2015	897	15,023	235	(612)	14,646
Second Lien Term Loan, 12% cash 3% PIK due 12/31/2016	1,098	14,068	285	(7)	14,346
First Lien Revolver, LIBOR+8.5% (1.25% floor) cash due 8/10/2015	23	—	23	(23)	—
LC Facility, 8.5% cash due 12/31/2016	169	—	4	(4)	—
746,114 Series A Preferred Units	—	14,377	736	—	15,113
746,114 Common Stock Units	—	6,535	4,874	—	11,409
Total Control Investments	$2,187	$53,240	$6,157	$(2,883)	$56,514
Affiliate Investments
Caregiver Services, Inc.
1,080,399 shares of Series A Preferred Stock	—	2,924	129	—	3,053
AmBath/ReBath Holdings, Inc.
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2016	225	4,268	48	(63)	4,253
First Lien Term Loan B, 12.5% cash 2.5% PIK due 4/30/2016	1,873	23,995	825	(262)	24,558
4,668,788 shares of Preferred Stock	—	—	—	—	—
Total Affiliate Investments	$2,098	$31,187	$1,002	$(325)	$31,864
Total Control & Affiliate Investments	$4,285	$84,427	$7,159	$(3,208)	$88,378

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.
(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Non-Control/Non-Affiliate categories, respectively.
F-78

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates – (continued)
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
Six months ended March 31, 2013

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.
(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

F-79

$1,500,000,000

Fifth Street Finance Corp.

Common Stock
Debt Securities
Warrants

We may offer, from time to time in one or more offerings, up to $1,500,000,000 of shares of our common stock, debt securities or warrants to purchase common stock or debt securities, which we refer to, collectively, as the “securities.” Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

Our securities may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such securities.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.

We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating from a nationally recognized statistical rating organization of below investment grade (i.e., below BBB- or Baa), which is often referred to as “junk.” Exposure to below investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. A substantial portion of our investment portfolio consists of debt investments for which issuers are not required to make principal payments until the maturity of the senior loans, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, a substantial portion of our debt investments have variable interest rates that reset periodically based on benchmarks such as London-Interbank Offered Rate and the prime rate. As a result, significant increases in such benchmarks in the future would make it more difficult for these borrowers to service their obligations under the debt investments that we hold.

On February 7, 2014 and December 31, 2013, the last reported sale price of our common stock on the NASDAQ Global Select Market was $9.61 and $9.25 per share, respectively. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of December 31, 2013 was $9.85.

Investing in our securities involves a high degree of risk, and should be considered highly speculative. See “Risk Factors” beginning on page 15 to read about factors you should consider, including the risk of leverage, before investing in our securities.

This prospectus and any accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities. Please read this prospectus and any accompanying prospectus supplement before investing and keep them for future reference. We file periodic reports, current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 10 Bank Street, 12th Floor, White Plains, NY 10606 or by telephone at (914) 286-6800 or on our website at fsc.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated February 11, 2014

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $1,500,000,000 of our securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Risk Factors” and “Available Information” before you make an investment decision.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers. Our financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including the section entitled “Risk Factors” before making a decision to invest in our securities.

We commenced operations on February 15, 2007 as Fifth Street Mezzanine Partners III, L.P., a Delaware limited partnership. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a Delaware corporation. Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “Fifth Street” refer to Fifth Street Mezzanine Partners III, L.P. prior to the merger date and Fifth Street Finance Corp. on and after the merger date. In addition, the terms “Fifth Street Management” and “investment adviser” refer to Fifth Street Management LLC, our external investment adviser.

Fifth Street Finance Corp.

We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We are externally managed and advised by Fifth Street Management.

From inception through December 31, 2013, we had originated $4.0 billion of funded debt and equity investments. Our portfolio totaled $2.4 billion at fair value at December 31, 2013 and was comprised of 111 investments, 95 of which were in operating companies and 16 of which were in private equity funds. The 16 investments in private equity funds represented less than 1% of the fair value of our assets at December 31, 2013. The 91 debt investments in our portfolio as of December 31, 2013 had a weighted average debt to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) multiple of 4.22x calculated at the time of origination of the investment. The weighted average annual yield of our debt investments as of December 31, 2013 was approximately 10.9%, of which 9.9% represented cash payments and 1.0% represented payment-in-kind, or PIK, interest and other non-cash items. As of December 31, 2013, there were no investments on which we had stopped accruing interest.

Our investments generally range in size from $10 million to $100 million and are principally in the form of first lien, second lien (collectively, “senior secured”) and subordinated debt investments, which may also include an equity component. Although our focus could change, we are currently focusing our origination efforts on a prudent mix of first lien, second lien and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining adequate credit protection. As of December 31, 2013, 81.1% of our portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock or other equity interests in 53 of our 111 portfolio companies as of December 31, 2013.

We generally invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. As of December 31, 2013, 49.6% of our debt portfolio at fair value consisted of debt securities for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, a substantial portion of our debt investments have variable interest rates that reset periodically based on benchmarks such as the London-Interbank Offered Rate and prime rate. As a result, significant increases in such benchmarks in the future would make it more difficult for these borrowers to service their obligations under the debt investments that we hold. Further, certain of our investments bear PIK interest. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected. Instruments bearing PIK interest typically carry higher interest rates as a result of their payment deferral and increased credit risk. When we recognize income in connection with PIK interest, there is a risk that such income may become uncollectible if the borrower defaults. For additional information regarding PIK interest and related risks, see “Risk Factors — Risks

Relating to Our Business and Structure — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income,” and “Risk Factors — Risks Relating to Our Investments — We may be exposed to higher risks with respect to our investments that include original issue discount or PIK interest.”

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or “BDC,” under the Investment Company Act of 1940, as amended, or the “1940 Act.” As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to continue to, finance our investments through borrowings. However, as a business development company, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. The fact that a portion of the fee payable to our investment adviser is based upon our gross assets, including borrowings for investment purposes, may encourage our investment adviser to use leverage to make additional investments. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. As of December 31, 2013, we had a debt to equity ratio (excluding SBA debentures) of 0.61x (i.e., one dollar of equity for each $0.61 of non-SBA debt outstanding). See “Regulation — Business Development Company Regulations.”

We have also elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the “Code.” See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders if we meet certain source-of-income, income distribution and asset diversification requirements.

In addition, we maintain wholly-owned subsidiaries that are licensed as small business investment companies, or SBICs, and regulated by the Small Business Administration, or the “SBA.” See “Regulation — Small Business Investment Company Regulations.” The SBIC licenses allow us, through our wholly-owned subsidiaries, to issue SBA-guaranteed debentures. We have received exemptive relief from the Securities and Exchange Commission, or “SEC,” to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. Pursuant to the 200% asset coverage ratio limitation, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us. For example, as of December 31, 2013, we had approximately $2.2 billion in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us, which would permit us to borrow up to approximately $2.2 billion, notwithstanding other limitations on our borrowings pursuant to our credit facilities.

As a result of our receipt of exemptive relief from the SEC for our SBA debt, we have increased capacity to fund up to $225 million (the maximum amount of SBA-guaranteed debentures our SBICs may currently have outstanding once certain conditions have been met) of investments with SBA-guaranteed debentures in addition to being able to fund investments with borrowings up to the maximum amount of debt that the 200% asset coverage ratio limitation would allow us to incur. As a result, we, in effect, are permitted to have a lower asset coverage ratio than the 200% asset coverage ratio limitation under the 1940 Act and, therefore, we can have more debt outstanding than assets to cover such debt. For example, we are able to borrow up to $225 million more than the approximately $2.2 billion permitted under the 200% asset coverage ratio limit as of December 31, 2013. For additional information on SBA regulations that affect our access to SBA-guaranteed debentures, see “Risk Factors — Risks Relating to Our Business and Structure — Any failure to comply with SBA regulations could have a material adverse effect on our SBIC subsidiaries’ operations.”

The Investment Adviser

Our investment adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” Our investment adviser serves pursuant to the investment advisory agreement in accordance with the Advisers Act, under which it receives a management fee as a percentage of our gross assets and incentive fees as a percentage of our ordinary income and capital gains from us. Additionally, our investment adviser is affiliated with Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $4.5 billion in small and mid-sized companies, including the investments made by us, since 1998. Mr. Tannenbaum and his respective private investment firms have originated over 180 investments.

Our investment adviser also currently serves as the investment adviser to Fifth Street Senior Floating Rate Corp. (“FSFR”), a business development company focused on making senior loans to middle market companies that bear interest on the basis of a floating base lending rate as compared to our primary investment focus which is more generally on debt and equity investments in small and mid-sized companies. However, there may be overlap in terms of our targeted investments. See “Certain Relationships and Related Party Transactions.”

The key principals and members of senior management of our investment adviser are Mr. Tannenbaum, our chief executive officer and our investment adviser’s managing partner, Bernard D. Berman, our president, secretary and a partner of our investment adviser, Ivelin M. Dimitrov, our chief investment officer and a partner of our investment adviser, Juan E. Alva, a partner of our investment adviser, Sunny K. Khorana, a partner of our investment adviser, Casey J. Zmijeski, a partner of our investment adviser, Alexander C. Frank, our chief financial officer and a partner of our investment adviser, and Frederick D. Buffone, a managing director of our investment adviser.

Business Strategy

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

•	Capitalize on our investment adviser’s strong relationships with private equity sponsors. Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in small and mid-sized companies. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. In addition to being our principal source of originations, we believe that private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.
•	Focus on established small and mid-sized companies. We believe that there are fewer finance companies focused on transactions involving small and mid-sized companies than larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally invest in companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are in the early stages of building management teams and/or a revenue base.
•	Continue our growth of direct originations. Over the last several years, the principals of our investment adviser have developed an origination strategy that allows us to directly originate a significant portion of our investments. We believe that the benefits of direct originations include, among other things, our ability to control the structuring of investment protections and to generate origination and exit fees.
•	Employ disciplined underwriting policies and rigorous portfolio management. Our investment adviser has developed an extensive underwriting process which includes a review of the prospects,

competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments, and seek to invest alongside private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, compliance certificates and covenants, meet with management and attend board meetings.
•	Structure our debt investments to minimize risk of loss and achieve attractive risk-adjusted returns. We structure our debt investments on a conservative basis with high cash yields, cash origination fees, low leverage levels and strong investment protections, including prepayment fees. As of December 31, 2013, the weighted average yield of our debt investments was approximately 10.9%, which includes a cash component of 9.9%. Our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections, coupled with the other features of our investments described above, should allow us to reduce our risk of capital loss and achieve attractive risk adjusted returns; however, there can be no assurance that we will be able to successfully structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns.
•	Benefit from lower, fixed, long-term cost of capital. The SBIC licenses held by our wholly-owned SBIC subsidiaries allow them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Because lower cost SBA leverage is a significant part of our capital base, our relative cost of debt capital may be lower than many of our competitors. In addition, SBIC leverage represents a stable, long-term component of our capital structure that should permit the proper matching of duration and cost compared to our portfolio investments.
•	Leverage the skills and experience of our investment adviser. The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and they also have experience managing distressed companies. We believe that our investment adviser’s expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Corporate Information and Organizational Structure

Our principal executive offices are located at 10 Bank Street, 12th Floor, White Plains, NY 10606 and our telephone number is (914) 286-6800. We maintain a website on the Internet at fsc.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

The following diagram depicts our organizational structure at December 31, 2013:

Recent Developments

On January 1, 2014, we entered into an administration agreement with a new administrator, FSC CT, Inc., under substantially similar terms as our prior administration agreement with FSC, Inc. Similar to FSC, Inc., FSC CT, Inc. is controlled by Mr. Tannenbaum.

On January 30, 2014, we increased the borrowing capacity under our ING-led credit facility to $620 million from $605 million.

On February 6, 2014, our Board of Directors declared the following dividends:

•	$0.0833 per share, payable on June 30, 2014 to stockholders of record on June 16, 2014;
•	$0.0833 per share, payable on July 31, 2014 to stockholders of record on July 15, 2014; and
•	$0.0833 per share, payable on August 29, 2014 to stockholders of record on August 15, 2014.

THE OFFERING

We may offer, from time to time, up to $1,500,000,000 of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities directly or through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding the offering of our securities:

Use of proceeds
We intend to use substantially all of the net proceeds from the sale of our securities to make investments in small and mid-sized companies in accordance with our investment objective and strategies described in this prospectus, and for general corporate purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. Reducing our borrowings may include the repurchase of certain debt instruments that could provide us with a net gain on extinguishment of debt, and increase certain fees payable to our investment adviser. See “Use of Proceeds.”
NASDAQ Global Select Market symbols
“FSC” (common stock)
“FSCFL” (2028 Notes)
New York Stock Exchange symbol
“FSCE” (2024 Notes)
Investment advisory fees
Fifth Street Management serves as our investment adviser. We pay Fifth Street Management a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2% of our gross assets, which includes any borrowings for investment purposes and excludes cash and cash equivalents. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including (i) any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies), (ii) any gain realized on the extinguishment of our own debt and (iii) any other income of any kind that we are required to distribute to our stockholders in order to maintain our RIC status) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement with FSC CT, Inc. (“FSC CT”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount (“OID”), debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. See “Investment Advisory Agreement.”
Administration agreement
FSC CT serves as our administrator. We reimburse our administrator the allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their staffs. See “Administration Agreement.”
Distributions
We intend to pay dividends to our stockholders out of assets legally available for distribution. From our initial public offering through the fourth fiscal quarter of 2010, we paid quarterly dividends, but in the first fiscal quarter of 2011 we began paying, and we intend to continue paying, monthly dividends to our stockholders. Our distributions, if any, will be determined by our Board of Directors.
Taxation
We elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan
We have adopted a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” reinvestment plan. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. See “Dividend Reinvestment Plan.”
Risk factors
Investing in our securities involves a high degree of risk. You should consider carefully the information found in “Risk Factors,” including the following risks:
• The current state of the economy and financial markets increases the likelihood of material adverse effects on our financial position and results of operations.

•

A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

•

Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

• We may face increasing competition for investment opportunities, which could reduce returns and result in losses.
• Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

•

Substantially all of our assets are subject to security interests under secured credit facilities or subject to a superior claim over our stockholders by the SBA and if we default on our obligations under the facilities or with respect to our SBA-guaranteed debentures, we may suffer adverse consequences, including foreclosure on our assets. In connection with any such foreclosure and our subsequent liquidation, our lenders would receive proceeds therefrom before our stockholders and, as a result, our stockholders may not receive any proceeds upon our liquidation.

•

Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

•

Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

• Any failure to comply with SBA regulations could have a material adverse effect on our SBIC subsidiaries’ operations.
• We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.
• We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.
• Our investments in portfolio companies may be risky, and we could lose all or part of our investment.
Investing in small and mid-sized companies involves a number of significant risks. Among other things, these companies:

•

may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

•

may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•

generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

• Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
• We may expose ourselves to risks if we engage in hedging transactions.
• Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.
• We may be unable to invest a significant portion of the net proceeds from an offering of our securities on acceptable terms within an attractive timeframe.
• The market price of our common stock may fluctuate significantly.
See “Risk Factors” beginning on page 15 for a more complete discussion of these and other risks you should carefully consider before deciding to invest in our securities.
Leverage
We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage makes our net asset value more volatile and magnifies the potential for gain and loss on amounts invested, thereby increasing the risks associated with investing in our securities.
Available information
We file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information is also available free of charge by contacting us at Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606, by telephone at (914) 286-6800, or on our website at fsc.fifthstreetfinance.com. The information on this website is not incorporated by reference into this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Moreover, the information set forth below does not include any transaction costs and expenses that investors will incur in connection with each offering of our securities pursuant to this prospectus. As a result, investors are urged to read the “Fees and Expenses” table contained in any corresponding prospectus supplement to fully understanding the actual transaction costs and expenses they will incur in connection with each such offering. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Fifth Street,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us. Such expenses also include those of our consolidated subsidiaries.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	— %(1)
Offering expenses (as a percentage of offering price)	— %(2)
Dividend reinvestment plan fees	— %(3)
Debt securities offering expenses borne by holders of common stock	— %(4)
Total stockholder transaction expenses (as a percentage of offering price)	— %(5)
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	3.58%(6)
Incentive fees	2.64%(7)
Interest payments on borrowed funds (including other costs of servicing and offering debt securities)	3.72%(8)
Other expenses	1.12%(9)
Total annual expenses	11.06	%(10)

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.
(3)	The expenses of administering our dividend reinvestment plan are included in “other expenses.”
(4)	The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses. Although we have no definitive plans to do so at this time, we could determine, if market conditions are favorable and our Board of Directors determines that it is in the best interests of the Company and our stockholders, to issue debt securities. In the event we expect to issue debt securities within 12 months of a common stock offering, any prospectus supplement relating to such offering would specify all estimated expenses of debt securities offerings in a footnote to “Interest payments on borrowed funds (including other costs of servicing and offering debt securities)” and include the applicable portion of such expenses in the fee table.
(5)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(6)	Our base management fees are calculated based on our net assets as of December 31, 2013 of $1.4 billion (rather than our gross assets). Our base management fees under the investment advisory agreement are calculated at an annual rate of 2% of our gross assets, including the assets of our consolidated subsidiaries and borrowings for investment purposes, and excluding cash and cash equivalents. For purposes of this table, we have assumed gross assets of $2.5 billion, which equals our gross assets as of December 31, 2013, as adjusted for $15.1 million of net borrowings under our credit facilities since such date, and excluding an assumed cash and cash equivalents balance of $20.0 million. The use of borrowings for investment purposes increases our gross assets upon which our base management fees are calculated, while our net assets remain unchanged. See “Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee.”

(7)	Our incentive fees are calculated based on our estimated payment of $36.2 million in incentive fees to our investment adviser over the next 12 months. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, is equal to 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a “catch up” provision measured at the end of each fiscal quarter. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:
•	no incentive fee is payable to the investment adviser in any fiscal quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and
•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the investment adviser).

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date).

(8)	“Interest payments on borrowed funds (including other costs of servicing and offering debt securities)” represent our estimated annual interest payments and other costs of servicing and offering our debt securities and relate to borrowings under the Wells Fargo facility, the ING facility, the Sumitomo facility and our SBA-guaranteed debentures, as well as our 5.375% unsecured convertible notes (the “Convertible Notes”), the 2028 Notes and the 2024 Notes (the 2024 Notes together with the 2028 Notes, the “Notes”), and any debt securities we may issue pursuant to this prospectus. Although we expect our borrowings to fluctuate throughout the year, this item is based on estimated average borrowings of approximately $1.1 billion for the next twelve months. We estimate we will incur approximately $3.8 million of expenses of offering our debt securities within the next twelve months and the portion of such expenses we expect to recognize during such period are included in the fee table. The amount of leverage that we employ at any particular time will depend on, among other things, our board of directors’ assessment of market and other factors at the time of any proposed borrowing.
(9)	“Other expenses” are based on estimated amounts for the current fiscal year. These expenses include certain expenses allocated to the Company under the investment advisory agreement, including travel expenses incurred by our investment adviser’s personnel in connection with investigating and monitoring our investments, such as investment due diligence.
(10)	“Total annual expenses” is presented as a percentage of net assets attributable to common stockholders because our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses, including interest expenses, offering expenses and all other costs related to servicing our borrowings, would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$110	$327	$538	$1,043

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.  While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The example assumes that the 5% annual return is generated entirely through the realization of capital gains on our assets and, as a result, triggers the payment of an incentive fee on such capital gains under our investment advisory agreement. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger a greater incentive fee, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the cash distribution payable to a participant by either (i) the greater of (a) the current net asset value per share of our common stock and (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors in the event that we use newly issued shares to satisfy the share requirements of the divided reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial data should be read together with our Consolidated Financial Statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included elsewhere in this prospectus. The financial information as of and for the fiscal years ended September 30, 2013, 2012, 2011, 2010 and 2009 set forth below was derived from our audited Consolidated Financial Statements and related notes. The financial information as of and for the three months ended December 31, 2013 and 2012 was derived from our unaudited financial statements and related notes. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. The historical financial information below may not be indicative of our future performance. Our results for the interim period may not be indicative of our results for the full year.

	As of and for the Three Months Ended		As of and for the Year Ended
(dollars in thousands, except per share amounts)	December 31, 2013	December 31, 2012	September 30, 2013	September 30, 2012	September 30, 2011	September 30, 2010	September 30, 2009
Statement of Operations data:
Total investment income	$71,331	$51,783	$221,612	$165,116	$125,165	$70,538	$49,828
Base management fee, net	12,059	8,046	33,427	23,799	19,656	9,275	5,889
Incentive fee	9,054	6,639	28,158	22,001	16,782	10,756	7,841
All other expenses	14,000	10,542	45,074	32,882	23,080	7,483	4,736
Gain on extinguishment of unsecured convertible notes	—	—	—	1,571	1,480	—	—
Net investment income	36,218	26,556	114,953	88,005	67,127	43,024	31,362
Unrealized appreciation (depreciation) on interest rate swap	—	—	—	—	773	(773)	—
Realized loss on interest rate swap	—	—	—	—	(1,335)	—	—
Net unrealized appreciation (depreciation) on investments	(5,718)	(9,339)	13,397	55,974	(7,299)	(1,054)	(10,795)
Realized gain (loss) on investments	3,206	626	(26,529)	(64,578)	(29,059)	(18,781)	(14,373)
Net increase in net assets resulting from operations	33,706	17,843	101,821	79,401	30,207	22,416	6,194
Per share data:
Net asset value per common share at period end	9.85	9.88	9.85	9.92	10.07	10.43	10.84
Market price at period end	9.25	10.42	10.29	10.98	9.32	11.14	10.93
Net investment income	0.26	0.28	1.04	1.11	1.05	0.95	1.27
Net realized and unrealized loss on investments and interest rate swap	(0.02)	(0.09)	(0.12)	(0.11)	(0.58)	(0.46)	(1.02)
Net increase in net assets resulting from operations	0.24	0.19	0.92	1.00	0.47	0.49	0.25
Dividends paid per share	0.24	0.29	1.15	1.18	1.26	0.96	1.20
Balance Sheet data at period end:
Total investments at fair value	$2,376,712	$1,580,448	$1,893,046	$1,288,108	$1,119,837	$563,821	$299,611
Cash and cash equivalents	42,600	37,438	147,359	74,393	67,644	76,765	113,205
Other assets	35,171	28,798	31,928	26,501	22,236	11,340	3,071
Total assets	2,454,483	1,646,684	2,072,333	1,389,002	1,209,717	651,926	415,887
Total liabilities	1,084,515	599,805	703,461	485,432	481,090	82,754	5,331
Total net assets	1,369,968	1,046,879	1,368,872	903,570	728,627	569,172	410,556
Other data:
Weighted average yield on debt investments(1)	10.9%	12.0%	11.1%	12.0%	12.4%	14.0%	15.7%
Number of investments at period end	111	92	99	78	65	38	28

(1)	Weighted average yield is calculated based upon our debt investments at the end of the period.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face; however, they discuss the presently known principal risks of investing in our securities. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our debt securities or warrants may decline, and you may lose part or all of your investment.

Risks Relating to Economic Conditions

Economic recessions or downturns may have a material adverse effect on our business, financial condition and results of operations, and could impair the ability of our portfolio companies to repay loans.

Economic recessions or downturns may result in a prolonged period of market illiquidity which could have a material adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

In addition, to the extent that recessionary conditions return, the financial results of small and mid-sized companies, like those in which we invest, will likely experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of our portfolio companies’ products and services would likely experience negative economic trends. The performances of certain of our portfolio companies have been, and may continue to be, negatively impacted by these economic or other conditions, which may ultimately result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income. Further, adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. As a result, we may need to modify the payment terms of our investments, including changes in payment-in-kind interest provisions and/or cash interest rates. These factors may result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income and have a material adverse effect on our results of operations.

Further downgrades of the U.S. credit rating, impending automatic spending cuts or another government shutdown could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. Although U.S. lawmakers passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. Absent further quantitative easing by the Federal Reserve, these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Since 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as China, may have a severe impact on the worldwide and United states financial markets. We do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Risks Relating to Our Business and Structure

Changes in interest rates may affect our cost of capital and net investment income.

Because we may borrow to fund our investments, a portion of our net investment income may be dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. Portions of our investment portfolio and our borrowings will likely have floating rate components from time to time. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against such interest rate fluctuations by using standard hedging instruments such as interest rate swap agreements, futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. For example, a substantial portion of our debt investments have variable interest rates that reset periodically based on benchmarks such as the London-Interbank Offered Rate and prime rate. As a result, significant increases in such benchmarks in the future would make it more difficult for these borrowers to service their obligations under the debt investments that we hold, which would have a negative impact on our net investment income.

A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. Typically, there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value as determined in good faith by our Board of Directors.

Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. In addition, any investments that include original issue discount or PIK interest may have unreliable valuations because their continuing accruals require ongoing judgments about the collectability of their deferred payments and the value of their underlying collateral. Due to these uncertainties, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the realizable value of our investments might warrant.

Our ability to achieve our investment objective depends on our investment adviser’s ability to support our investment process; if our investment adviser were to lose any of its principals, our ability to achieve our investment objective could be significantly harmed.

We depend on the investment expertise, skill and network of business contacts of the principals of our investment adviser. The principals of our investment adviser evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the principals of our investment adviser. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective depends on our investment adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Our investment adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our investment adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our investment adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that the principals of our investment adviser will maintain and develop their relationships with private equity sponsors, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the principals of our investment adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of our investment adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could reduce returns and result in losses.

We compete for investments with other business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in small and mid-sized companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a business development company.

Our incentive fee may induce our investment adviser to make speculative investments.

The incentive fee payable by us to our investment adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The way in which the incentive fee payable to our investment adviser is determined, which is calculated separately in two components as a percentage of the income (subject to a hurdle rate) and as a percentage of the realized gain on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments or otherwise manipulate our income so as to recognize income in quarters where the hurdle rate is exceeded. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock.

The incentive fee payable by us to our investment adviser also may create an incentive for our investment adviser to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment’s term, if at all. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us. While we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal “claw back” right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment.

In addition, our investment adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no performance threshold applicable to the portion of the incentive fee based on net capital gains. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we will be unable to monitor these potential conflicts of interest between us and our investment adviser.

Our base management fee may induce our investment adviser to incur leverage.

The fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage our investment adviser to use leverage to make additional investments. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would disfavor holders of our common stock. Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we may not be able to monitor this potential conflict of interest.

Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for loss on invested equity capital. If we continue to use leverage to partially finance our investments, through borrowings from banks and other lenders, you will experience increased risks of investing in our common stock. We, through our SBIC subsidiaries, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of our SBIC subsidiaries that are superior to the claims of our common stockholders. We also borrow under our credit facilities, have issued the Convertible Notes, 2024 Notes and 2028 Notes, and may issue other debt securities or enter into other types of borrowing arrangements in the future. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distributions or scheduled debt payments. Leverage is generally considered a speculative investment technique and we only intend to use leverage if expected returns will exceed the cost of borrowing.

As of December 31, 2013, we had $210.8 million of outstanding indebtedness guaranteed by the SBA, $564.2 million of outstanding indebtedness under our credit facilities, $115.0 million of outstanding Convertible Notes, $75.0 million of outstanding 2024 Notes and $86.25 million of outstanding 2028 Notes. These debt instruments require periodic payments of interest. The weighted average interest rate charged on our borrowings as of December 31, 2013 was 3.56% (exclusive of deferred financing costs). We will need to generate sufficient cash flow to make these required interest payments. In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our December 31, 2013 total assets of at least 1.54%. If we are unable to meet the financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to the assets of our SBIC subsidiaries over our stockholders in the event we liquidate or the SBA exercises its remedies under such debentures as the result of a default by us. If we are unable to meet the financial obligations under our credit facilities, the lenders under the credit facilities will have a superior to claim to our assets over our stockholders. If we are unable to meet the financial obligations under the Convertible Notes, 2024 Notes or 2028 Notes, the holders thereof will have the right to declare the principal amount and accrued and unpaid interest on such to be due and payable immediately.

We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. As a result of our receipt of this relief, we have the ability to incur leverage in excess of the amounts set forth in the 1940 Act. If we incur additional leverage in excess of the amounts set forth in the 1940 Act, our net asset value will decline more sharply if the value of our assets declines than if we had not incurred such additional leverage and the effects of leverage described above will be magnified.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	-10.0%	-5.0%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	-20.80%	-11.78%	-2.77%	6.24%	15.26%

(1)	Assumes $2.5 billion in total assets, $1.1 billion in debt outstanding, $1.4 billion in net assets, and a weighted average interest rate of 3.56%. Actual interest payments may be different.

Substantially all of our assets are subject to security interests under secured credit facilities or subject to a superior claim over our stockholders by the SBA and if we default on our obligations under the facilities or with respect to our SBA-guaranteed debentures, we may suffer adverse consequences, including foreclosure on our assets.

As of December 31, 2013, substantially all of our assets were pledged as collateral under our credit facilities or subject to a superior claim over our stockholders by the SBA. If we default on our obligations under these facilities or our SBA-guaranteed debentures, the lenders and/or the SBA may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests or their superior claim. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we have historically paid to our stockholders.

In addition, if the lenders exercise their right to sell the assets pledged under our credit facilities, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the credit facilities.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. In addition, recent legislation introduced in the U.S. Senate would modify SBA regulations in a manner that may permit us to incur additional SBA leverage. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to qualify for the tax benefits available to RICs and to minimize corporate-level taxes, we intend to distribute to our stockholders between 90% and 100% of our annual taxable income, except that we may retain certain net capital gains for investment, and treat such amounts as deemed distributions to our stockholders. If we elect to treat any amounts as deemed distributions, we must pay income taxes at the corporate rate on such deemed distributions on behalf of our stockholders. As a result of these requirements, we will likely need to raise capital from other sources to grow our business. As a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any outstanding preferred stock, of at least 200%. These requirements limit the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

While we expect to be able to issue additional equity securities, we cannot assure you that equity financing will be available to us on favorable terms, or at all. Also, as a business development company, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value and share price could decline.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of the members of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security (other than any security of which we are the issuer) from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such person, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us. Fifth Street Management has submitted an exemptive application to the SEC to permit us to co-invest with other funds managed by

Fifth Street Management or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that any such exemptive order will be obtained. See “Certain Relationships and Related Party Transactions.”

There are significant potential conflicts of interest which could adversely impact our investment returns.

Our executive officers and directors, and certain members of our investment adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. For example, Fifth Street Management presently serves as investment adviser to FSFR, a publicly-traded BDC with total assets of approximately $101.5 million as of September 30, 2013, that invests in in senior secured loans, including first lien, unitranche and second lien debt instruments, that pay interest at rates which are determined periodically on the basis of a floating base lending rate, made to private middle market companies whose debt is rated below investment grade, similar to those we target for investment. Specifically, FSFR targets private leveraged middle market companies with approximately $20 million to $100 million of EBITDA and targets investment sizes generally ranging from $3 million and $20 million. We generally target small and mid-sized companies with annual revenues between $25 million and $250 million and target investment sizes generally ranging from $10 million to $100 million. In addition, though not the primary focus of our investment portfolio, our investments also include floating rate senior loans. Therefore, there may be certain investment opportunities that satisfy the investment criteria for both FSFR and us. FSFR operates as a distinct and separate public company and any investment in our common stock will not be an investment in FSFR. In addition, certain of our executive officers and independent directors serve in substantially similar capacities for FSFR. Fifth Street Management and its affiliates also manage private investment funds, and may manage other funds in the future, that have investment mandates that are similar, in whole and in part, with ours. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, the principals of our investment adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds.

Fifth Street Management has adopted, and our Board of Directors has approved, an investment allocation policy that governs the allocation of investment opportunities among the investment funds managed by Fifth Street Management and its affiliates. To the extent an investment opportunity is appropriate for us or FSFR or any other investment fund managed by our affiliates, and co-investment is not possible, Fifth Street Management will adhere to its investment allocation policy in order to determine to which entity to allocate the opportunity. Any such opportunity will be allocated first to the entity whose investment strategy is the most consistent with the opportunity being allocated, and second, if the terms of the opportunity are consistent with more than one entity’s investment strategy, on an alternating basis. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and our common stockholders could be adversely affected to the extent investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and members of our investment adviser.

The 1940 Act prohibits us from making certain negotiated co-investments with affiliates, including FSFR, unless we receive an order from the SEC permitting us to do so. Fifth Street Management and certain of its affiliates have submitted an exemptive application to the SEC to permit us to co-invest with other funds managed by Fifth Street Management or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that any such exemptive order will be obtained. Prior to receiving any such exemptive order from the SEC, Fifth Street Management will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. These offers will be subject to the exception that, in accordance with Fifth Street Management’s investment allocation policy, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by Fifth Street Management or its affiliates.

Fifth Street Management’s investment allocation policy is also designed to manage and mitigate conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other funds managed by our investment adviser or its affiliates. Generally, under the investment allocation policy, if we are permitted to co-invest pursuant to an exemptive order, co-investments will be allocated pursuant to the conditions of the exemptive order. If we are able to co-invest pursuant to SEC interpretive positions, generally, under the investment allocation policy, a portion of each opportunity that is appropriate for us and any affiliated fund will be offered to us and such other eligible accounts as determined by Fifth Street Management and generally based on asset class, fund size and liquidity, among other factors. If there is a sufficient amount of securities to satisfy all participants, the securities will be allocated among the participants in accordance with their order size and if there is an insufficient amount of securities to satisfy all participants, the securities will be allocated pro rata based on the allocation that each participant would have received if there was a sufficient amount of securities. Fifth Street Management seeks to treat all clients fairly and equitably such that none receive preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds receive allocations where others do not. See “Certain Relationships and Related Party Transactions.”

The incentive fee we pay to our investment adviser relating to capital gains may be effectively greater than 20%.

As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee we pay to our investment adviser, the cumulative aggregate capital gains fee received by our investment adviser could be effectively greater than 20%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see the disclosure under the caption “Investment Advisory Agreement — Management Fee — Incentive Fee.” We cannot predict whether, or to what extent, this payment calculation would affect your investment in our stock.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see the disclosure under the caption “Regulation — Business Development Company Regulations.”

Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify for tax free treatment at the corporate level on income and gains distributed to stockholders, we need to periodically access the capital markets to raise cash to fund new investments. We generally are not able to issue or sell our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies or private investment funds. If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any underwriting commission or discount). See “— Stockholders may incur dilution if we issue securities to subscribe to, convert to or purchase shares of our common stock” for a discussion of a proposal approved by our stockholders that permits us to issue warrants, options or rights to acquire our common stock at a price below the current net asset value per share.

We also may make rights offerings to our stockholders at prices less than net asset value, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more shares of our common stock or issuing senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline at that time and such stockholders may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on terms favorable to us or at all.

In addition, we may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a business development company, therefore, we may need to issue equity more frequently than our privately owned competitors, which may lead to greater stockholder dilution.

We expect to continue to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which could prohibit us from paying dividends and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

In addition, we may in the future seek to securitize our portfolio securities to generate cash for funding new investments. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. An inability to successfully securitize our loan portfolio could limit our ability to grow our business or fully execute our business strategy and may decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

Any failure to comply with SBA regulations could have an adverse effect on our SBIC subsidiaries’ operations.

Through wholly-owned subsidiaries, we hold two licenses from the SBA to operate SBIC subsidiaries. On February 3, 2010, our wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P. received a license, effective February 1, 2010, and on May 15, 2012, our wholly-owned subsidiary, Fifth Street Mezzanine Partners V, L.P. received a license, effective May 10, 2012, from the SBA to operate as SBICs under Section 301(c) of the Small Business Investment Act of 1958. The SBIC licenses allow our SBIC subsidiaries to obtain leverage by issuing SBA-guaranteed debentures. The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBIC requirements may cause our SBIC subsidiaries to forgo attractive investment opportunities that are not permitted under SBA regulations.

Further, SBA regulations require that an SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of an SBIC. If our SBIC subsidiaries fail to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit their use of debentures, declare outstanding debentures immediately due and payable, and/or limit them from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because our SBIC subsidiaries are our wholly-owned subsidiaries.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our market and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our current investment objective, operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current investment objective, operating policies and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose part or all of your investment.

We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

To maintain RIC status and be relieved of federal taxes on income and gains distributed to our stockholders, we must meet the following annual distribution, income source and asset diversification requirements:

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and we may be subject to certain financial covenants under our debt arrangements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.
•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC status or to meet the annual distribution requirement for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to sustain a specified level of cash distributions or periodic increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will continue to pay distributions to our stockholders.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances. Such original issue discount is included in income before we receive any corresponding cash payments. In addition, our loans typically contain payment-in-kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. We also may be required to include in income certain other amounts that we do not receive, and may never receive, in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to be relieved of federal taxes on income and gains distributed to our stockholders. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to satisfy the annual distribution requirement and thus become subject to corporate-level income tax.

We may in the future choose to pay distributions payable partly in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable distributions that are payable in part in our stock. In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such distributions will be required to include the full amount of the distribution as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distribution, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distribution, it may put downward pressure on the trading price of our stock.

Our wholly-owned SBIC subsidiaries may be unable to make distributions to us that will enable us to maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we are required to distribute substantially all of our net taxable income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiaries. We are partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver and if our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

We may be unable to invest a significant portion of the net proceeds from an offering of our securities on acceptable terms within an attractive timeframe.

Delays in investing the net proceeds raised in an offering of our securities may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take us a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. During this period, we will invest the net proceeds of an offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of an offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make or that impose limits on our ability to pledge a significant amount of our assets to secure loans, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our investment adviser to other types of investments in which our investment adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Future control deficiencies could prevent us from accurately and timely reporting our financial results.

We may identify deficiencies in our internal control over financial reporting in the future, including significant deficiencies and material weaknesses. A “significant deficiency” is a deficiency, or a combination of deficiencies, in internal control over financial reporting that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of a company’s financial reporting. A “material weakness” is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis.

Our failure to identify deficiencies in our internal control over financial reporting in a timely manner or remediate any deficiencies, or the identification of material weaknesses or significant deficiencies in the future could prevent us from accurately and timely reporting our financial results.

Risks Relating to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating from a nationally recognized statistical rating organization of below investment grade (i.e., below BBB- or Baa), which is often referred to as “junk.” Exposure to below investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Investing in small and mid-sized companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investments, as well as a corresponding decrease in the value of the equity components of our investments;
•	may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and
•	generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and as a result may lose part or all of our investment.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

We may incur greater risk with respect to investments we acquire through assignments or participations of interests.

Although we originate a substantial portion of our loans, we may acquire loans through assignments or participations of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser’s rights can be more restricted than those of the assigning institution, and we may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest and not directly with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, we generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and we may not directly benefit from the collateral supporting the debt obligation in which we have purchased the participation. As a result, we will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, we will not be able to conduct the same level of due diligence on a borrower or the quality of the loan with respect to which we are buying a participation as we would conduct if we were investing directly in the loan. This difference may result in us being exposed to greater credit or fraud risk with respect to such loans than we expected when initially purchasing the participation.

We may be exposed to higher risks with respect to our investments that include original issue discount or PIK interest.

Our investments may include OID and contractual PIK interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID and PIK instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;
•	OID and PIK accruals may create uncertainty about the source of our distributions to stockholders;
•	OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral; and
•	OID and PIK instruments may represent a higher credit risk than coupon loans.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We invest primarily in privately held companies. Generally, little public information exists about these companies, including typically a lack of audited financial statements and ratings by third parties. We must therefore rely on the ability of our investment adviser to obtain adequate information to evaluate the potential risks of investing in these companies. These companies and their financial information may not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

If we make unsecured debt investments, we may lack adequate protection in the event our portfolio companies become distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event our portfolio companies defaults on their indebtedness.

We have made, and may in the future make, unsecured debt investments in portfolio companies. Unsecured debt investments are unsecured and junior to other indebtedness of the portfolio company. As a consequence, the holder of an unsecured debt investment may lack adequate protection in the event the portfolio company becomes distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event the portfolio company defaults on its indebtedness. In addition, unsecured debt investments of small and mid-sized companies are often highly illiquid and in adverse market conditions may experience steep declines in valuation even if they are fully performing.

If we invest in the securities and obligations of distressed or bankrupt companies, such investments may be subject to significant risks, including lack of income, extraordinary expenses, uncertainty with respect to satisfaction of debt, lower-than expected investment values or income potentials and resale restrictions.

We are authorized to invest in the securities and other obligations of distressed or bankrupt companies. At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income for our stockholders may be diminished.

We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt held by us, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made.

Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

The lack of liquidity in our investments may adversely affect our business.

We invest, and will continue to invest, in companies whose securities are not publicly traded, and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. In fact, all of our assets may be invested in illiquid securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in first lien, second lien and subordinated debt issued by small and mid-sized companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payments of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The disposition of our investments may result in contingent liabilities.

Most of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we have structured some of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken with respect to the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Our investments in the healthcare sector face considerable uncertainties including substantial regulatory challenges.

Our investments in portfolio companies that operate in the healthcare sector represent approximately 22% of our total portfolio as of December 31, 2013. Our investments in the healthcare sector are subject to substantial risks. The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force our portfolio companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices.

Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and consummate some of their acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the healthcare arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry.

We generally do not, and do not expect to, control our portfolio companies.

We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as a debt investor. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Defaults by our portfolio companies would harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity securities. In addition, we have made in the past and may make in the future direct equity investments in companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We may seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

We are subject to certain risks associated with foreign investments.

We may make investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in foreign exchange rates, exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. In addition, our foreign investments generally do not constitute “qualifying assets” under the 1940 Act, which qualifying assets must represent at least 70% of our total assets. See “Regulation — Qualifying Assets.”

Our success will depend, in part, on our ability to anticipate and effectively manage these and other risks. We cannot assure you that these and other factors will not have a material adverse effect on our business as a whole.

We may expose ourselves to risks if we engage in hedging transactions.

We have and may in the future enter into hedging transactions, which may expose us to risks associated with such transactions. We may utilize instruments such as forward contracts and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions and amounts due under our credit facilities from changes in market interest rates. Use of these hedging instruments may include counterparty credit risk. Utilizing such hedging instruments does not eliminate the possibility of fluctuations in the values of such positions and amounts due under our credit facilities or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of any hedging transactions will depend on our ability to correctly predict movements and interest rates. Therefore, while we may enter into such transactions to seek to reduce interest rate risks, unanticipated changes in interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings or credit facilities being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. See also “—  Changes in interest rates may affect our cost of capital and net investment income.”

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore have few restrictions with respect to the proportion of our assets that may be invested in securities of a single industry or issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single industry or issuer, excluding limitations on investments in other investment companies. To the extent that we assume large positions in the securities of a small number of industries or issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the industry or issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond RIC diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few industries or issuers.

Risks Relating to Our Common Stock

Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	inability to obtain any exemptive relief that may be required by us from the SEC;
•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs, business development companies and SBICs;
•	loss of our business development company or RIC status or the status of our SBIC subsidiaries as SBICs;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio of investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of our investment adviser’s key personnel; and
•	general economic trends and other external factors.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues for a sustained period of time, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Certain provisions of our restated certificate of incorporation and amended and restated bylaws as well as the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

Our restated certificate of incorporation and our amended and restated bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

Stockholders may incur dilution if we issue securities to subscribe to, convert to or purchase shares of our common stock.

The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock with certain exceptions. One such exception is prior stockholder approval of issuances of securities to subscribe to, convert to or purchase shares of our common stock even if the subscription, conversion or purchase price per share of our common stock is below the net asset value per share of our common stock at the time of any such subscription, conversion or purchase. At our 2011 Annual Meeting of Stockholders, our stockholders approved a proposal to authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings, including under such circumstance. Such authorization has no expiration. Any decision to sell securities to subscribe to, convert to, or purchase shares of our common stock will be subject to the determination by our board of directors that such issuance is in our and our stockholders’ best interests. If we issue securities to subscribe to, convert to or purchase shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise or conversion would be dilutive on the voting power of existing stockholders, and could be dilutive with regard to dividends and our net asset value, and other economic aspects of the common stock.

Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the table below illustrates the impact on the net asset value per common share of a business development company that would be experienced upon the exercise of a warrant to acquire shares of common stock of the business development company.

Example of Impact of Exercise of Warrant to Acquire Common Stock on Net Asset Value Per Share.

The example assumes that the business development company has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities at the time of the exercise of the warrant. As a result, the net asset value and net asset value per common share of the business development company are $10,000,000 and $10.00, respectively.

Further, the example assumes that the warrant permits the holder thereof to acquire 250,000 common shares under the following three different scenarios: (i) with an exercise price equal to a 10% premium to the business development company’s net asset value per share at the time of exercise, or $11.00 per share, (ii) with an exercise price equal to the business development company’s net asset value per share at the time of exercise, or $10.00 per share, and (iii) with an exercise price equal to a 10% discount to the business development company’s net asset value per share at the time of exercise, or $9.00 per share.

Warrant Exercise Price	Net Asset Value Per Share Prior To Exercise	Net Asset Value Per Share After Exercise
10% premium to net asset value per common share	$10.00	$10.20
Net asset value per common share	$10.00	$10.00
10% discount to net asset value per common share	$10.00	$9.80

Although have we chosen to demonstrate the impact on the net asset value per common share of a business development company that would be experienced by existing stockholders of the business development company upon the exercise of a warrant to acquire shares of common stock of the business development company, the results noted above would be similar in connection with the exercise or conversion of other securities exercisable or convertible into shares of the business development company’s common stock. In addition, the example does not take into account the impact of other securities that may be issued in connection with the issuance of exercisable or convertible securities (e.g., the issuance of shares of common stock in conjunction with the issuance of warrants to acquire shares of common stock).

Risks Related to Our Convertible Notes

Our stockholders may experience dilution upon the conversion of our convertible notes.

Our convertible notes are convertible into shares of our common stock beginning January 1, 2016 or, under certain circumstances, earlier. Upon conversion, we must deliver shares of our common stock. The conversion rate of our convertible notes was initially, and currently is, 67.7415 shares of our common stock per $1,000 principal amount of our convertible notes (equivalent to a conversion price of approximately $14.76 per share of common stock), subject to adjustment in certain circumstances. Based on the current conversion rate, the maximum number of shares of common stock that would be issued upon conversion of the $115.0 million convertible debt currently outstanding is 7,790,273. If we deliver shares of common stock upon a conversion at the time our net asset value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of our common stock upon our issuance of common stock in connection with the conversion of our convertible notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

We may not have, or have the ability to raise, the funds necessary to repurchase our convertible notes upon a fundamental change, and our debt may contain limitations on our ability to deliver shares of our common stock upon conversion or pay cash upon repurchase of our convertible notes.

Holders of our convertible notes will have the right to require us to repurchase their notes upon the occurrence of certain significant corporate events involving us, including if our common stock ceases to trade on any national securities exchange or we consolidate or merge into another entity in certain circumstances, at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any. We refer to such a corporate event as a “fundamental change.” However, we may not have enough available cash or be able to obtain financing at the time we are required to make repurchases of convertible notes surrendered therefor. In addition, our ability to repurchase our convertible notes or deliver shares of our common stock upon conversions of the convertible notes may be limited by law, by regulatory authority or by agreements governing our indebtedness, including our credit facilities. In this regard, the ING facility prohibits us from repurchasing our convertible notes in certain circumstances upon the occurrence of a fundamental change. Our failure to repurchase the notes at a time when the repurchase is required by the indenture relating to the convertible notes or to deliver any shares of our common stock deliverable on future conversions of the convertible notes as required by the indenture would constitute a default under the indenture. A default under the indenture or the occurrence of a fundamental change itself could also lead to a default under agreements governing our indebtedness. If the repayment of the related indebtedness were to be accelerated after any applicable notice or grace periods, we may not have sufficient funds to repay the indebtedness and repurchase our convertible notes.

Provisions of our convertible notes could discourage an acquisition of us by a third party.

Certain provisions of our convertible notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of a fundamental change, the holders of our convertible notes will have the right, at their option, to require us to repurchase all or a portion of their convertible notes, plus accrued and unpaid interest. We may also be required to increase the conversion rate of the convertible notes in certain other circumstances, including in the event of certain fundamental changes. These provisions could discourage an acquisition of us by a third party.

Certain adverse consequences could result if our convertible notes are treated as equity interests in us for purposes of regulations under the Employee Retirement Income Security Act of 1974.

Pursuant to regulations under the Employee Retirement Income Security Act of 1974 (“ERISA”), it is possible that, due to their convertibility feature, our convertible notes could be treated as equity interests in us. In that event, if employee benefit plans subject to Title I of ERISA, plans that are not subject to ERISA but that are subject to Section 4975 of the Internal Revenue Code (the “Code”), such as individual retirement accounts, and entities that are deemed to hold the assets of such plans or accounts (such plans, accounts, and entities, “Benefit Plan Investors”) were to acquire 25% or more of the aggregate value of our convertible notes, among other consequences, we and our management would be subject to ERISA fiduciary duties, and certain transactions we might enter into, or may have entered into, in the ordinary course of our business might constitute non-exempt “prohibited transactions” under Section 406 of ERISA or Section 4975 of the Code and might have to be rescinded at significant cost to us. Moreover, if our underlying assets were deemed to be assets constituting plan assets, (i) our assets could be subject to ERISA’s reporting and disclosure requirements, (ii) a fiduciary causing a Benefit Plan Investor to make an investment in our equity interests could be deemed to have delegated its responsibility to manage the assets of the Benefit Plan Investor, and (iii) various providers of fiduciary or other services to us, and any other parties with authority or control with respect to our assets, could be deemed to be plan fiduciaries or otherwise parties in interest or disqualified persons by virtue of their provision of such services.

We do not believe that our convertible notes should be treated as equity interests in us for purposes of ERISA in light of the relevant regulations. No assurance can be given, however, that our convertible notes will not be so treated.

The accounting for convertible debt securities is complex and subject to uncertainty.

The accounting for convertible debt securities is complex and subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. The issuance of our convertible notes may have an accounting effect on our earnings per share on a fully diluted basis. Further, we cannot predict if or when changes in the accounting for convertible debt securities could be made and whether any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the market price or value of our common stock.

Risks Related to Our Notes

The Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

Our Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes.

The Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of Fifth Street Finance Corp. and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. A portion of the indebtedness required to be consolidated on our balance sheet is held through our SBIC subsidiaries. The assets of such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the Notes. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources” for more detail on the SBA-guaranteed debentures.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims are effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes are structurally subordinated to all indebtedness and other liabilities (including trade payables) of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise.

In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

The indenture under which the Notes are issued contains limited protection for holders of the Notes.

The indenture under which the Notes are issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on investments in the Notes. In particular, the terms of the indenture and the Notes do not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC (currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings);
•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness, in each case, while the 2024 Notes remain outstanding, other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions giving effect to any exemptive relief granted to us by the SEC (these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase);
•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
•	enter into transactions with affiliates;
•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
•	make investments; or
•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture does not require us to offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for holders of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Certain of our current debt instruments include more protections for their holders than the indenture and the Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

An active trading market for the Notes may not exist, which could limit your ability to sell the Notes or affect the market price of the Notes.

We cannot provide any assurances that an active trading market for the Notes will exist in the future or that you will be able to sell your Notes. Even if an active trading market does exist, the Notes may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. To the extent an active trading market does not exist, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Any default under the agreements governing our indebtedness, including a default under the Wells Fargo facility, the ING facility, the Sumitomo facility, and our Convertible Notes or other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Wells Fargo facility, the ING facility, the Sumitomo facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the Wells Fargo facility, the ING facility, or the Sumitomo facility or the required holders of our Convertible Notes or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Wells Fargo facility, the ING facility, the Sumitomo facility, or our Convertible Notes or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under the Wells Fargo facility, the ING facility, or the Sumitomo facility, could proceed against the collateral securing the debt. Because the Wells Fargo facility, the ING facility, the Sumitomo facility and our Convertible Notes have, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness thereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus and any accompanying prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement may include statements as to:

•	our future operating results and dividend projections;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of the investments that we expect to make;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus, and any accompanying prospectus supplement, involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and any accompanying prospectus supplement. Other factors that could cause actual results to differ materially include:

•	changes in the economy;
•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and
•	future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies, RICs and SBICs.

We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933 and the forward looking statements contained in our periodic reports are excluded from the safe-harbor protection provided by Section 21E of the Securities Exchange Act of 1934, or the “Exchange Act.”

USE OF PROCEEDS

We intend to use substantially all of the net proceeds from selling our securities to make investments in small and mid-sized companies in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, and for general corporate purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings, including borrowings under the Wells Fargo facility, ING facility and Sumitomo facility, and to repurchase the Convertible Notes, 2024 Notes and 2028 Notes. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations —  Financial Condition, Liquidity and Capital Resources — Borrowings” for additional detail on the terms of our borrowings. If the repurchase and cancellation of any Convertible Notes, 2024 Notes or 2028 Notes provides us with a net gain on extinguishment of debt, such net gain will be included in “Pre-Incentive Fee Net Investment Income” for purposes of the payment of the income incentive fee to the investment adviser under our investment advisory agreement.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within six to twelve months. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. See “Regulation — Business Development Company Regulations — Temporary Investments.” Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. See “Risk Factors — Risks Relating to Our Business and Structure — We may be unable to invest a significant portion of the net proceeds from an offering of our securities on acceptable terms within an attractive timeframe” for additional information regarding this matter. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock traded on the New York Stock Exchange under the symbol “FSC” until November 28, 2011. On November 28, 2011, our common stock began trading on the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC.” The following table sets forth, for each fiscal quarter during the last two most recently completed fiscal years and for the current fiscal year, the range of high and low sales prices of our common stock as reported on the New York Stock Exchange and NASDAQ Global Select Market, as applicable, the premium (discount) of sales price to our net asset value (NAV) and the dividends declared by us for each fiscal quarter.

	NAV(1)	Price Range		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Cash Distribution per Share(3)
		High	Low
Year ended September 30, 2012
First Quarter	$9.89	$10.24	$8.60	4%	(13)%	$0.3198
Second Quarter	$9.87	$10.60	$9.54	7%	(3)%	$0.2874
Third Quarter	$9.85	$10.00	$8.99	2%	(9)%	$0.2874
Fourth Quarter	$9.92	$11.01	$9.93	11%	—%	$0.2874
Year ending September 30, 2013
First Quarter	$9.88	$11.08	$9.80	12%	(1)%	$0.2874
Second Quarter	$9.90	$11.07	$10.33	12%	4%	$0.2874
Third Quarter	$9.90	$11.13	$9.66	12%	(2)%	$0.2874
Fourth Quarter	$9.85	$10.96	$10.04	11%	2%	$0.2874
Year ending September 30, 2014
First Quarter	$9.85	$10.37	$8.94	*	*	$0.2416
Second Quarter (through February 7, 2014)	*	$9.67	$9.20	*	*	$0.2500

*	Not determinable at the time of filing.
(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low sales price less net asset value, divided by net asset value.
(3)	Represents the distribution paid or to be paid in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.” Distributions by us are generally taxable to U.S. stockholders as ordinary income or capital gains. See “Material U.S. Federal Income Tax Considerations.”
(4)	From our initial public offering through the fourth fiscal quarter of 2010, we paid quarterly dividends, but in the first fiscal quarter of 2011 we began paying, and we intend to continue paying, monthly dividends to our stockholders. Our monthly dividends, if any, will be determined by our Board of Directors on a quarterly basis.

The last reported price for our common stock on February 7, 2014 was $9.61 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. Since our initial public offering in June 2008, our shares of common stock have at times traded at prices significantly less than our net asset value.

Our dividends, if any, are determined by our Board of Directors. We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

To maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. We may, in the future, make actual distributions to our stockholders of our net capital gains. To the extent our taxable earnings for any fiscal year fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our taxable ordinary income or capital gains. In this regard, $0.25 of our distributions per share for the fiscal year ended September 30, 2013 constituted a return of capital to our stockholders. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our taxable ordinary income or capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we make a cash distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

On November 21, 2013, our Board of Directors terminated our existing $50 million stock repurchase program and approved a new $100 million stock repurchase program. Any stock repurchases under this program would be made through the open market at times and in such amounts as our management would deem appropriate, provided they are below the most recently published net asset value per share. As of December 31, 2013, we had repurchased 45,104 shares at a weighted average price of $8.978 per share under our stock repurchase program for approximately $0.4 million of cash. Unless extended by the Board of Directors, the stock repurchase program will expire on November 21, 2014 and may be limited or terminated at any time without prior notice.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our Consolidated Financial Statements, including the notes to those statements, included in this prospectus.

	For The Three Months Ended December 31, 2013	For The Year Ended September 30, 2013	For The Year Ended September 30, 2012	For The Year Ended September 30, 2011	For The Year Ended September 30, 2010	For The Year Ended September 30, 2009
Earnings to Fixed Charges(1)	4.30	4.04	4.42	3.00	12.65	10.74

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

All amounts are in thousands, except share and per share amounts, percentages and as otherwise indicated.

Overview

We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

We were formed as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. At the time of the merger, all outstanding partnership interests in Fifth Street Mezzanine Partners III, L.P. were exchanged for 12,480,972 shares of common stock in Fifth Street Finance Corp.

On June 17, 2008, we completed an initial public offering of 10,000,000 shares of our common stock at the offering price of $14.12 per share. Our stock was listed on the New York Stock Exchange until November 28, 2011 when we transferred the listing to the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC.”

Market Conditions

The global economy has experienced economic uncertainty in recent years. Economic uncertainty impacts our business in many ways, including changing spreads, structures and purchase multiples as well as the overall supply of investment capital. See “Risk Factors — Risks Relating to Economic Conditions.”

Despite the economic uncertainty, our deal pipeline remains robust, with high quality transactions backed by private equity sponsors in small to mid-sized companies. As always, we remain cautious in selecting new investment opportunities, and will only deploy capital in deals which we believe are consistent with our disciplined philosophy of pursuing superior risk-adjusted returns.

We expect to grow the investment portfolio by strategically investing in small and mid-sized companies when and where appropriate, as evidenced by our recent investment activities. Although we believe that we currently have sufficient capital available to fund investments, a prolonged period of market disruptions may cause us to reduce the volume of loans we originate and/or fund, which could have an adverse effect on our business, financial condition and results of operations. In this regard, because our common stock has at times traded at a price below our then current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

Critical Accounting Policies

Basis of Presentation

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions affecting amounts reported in the Consolidated Financial Statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

We are required to report our investments that are not publicly traded or for which current market values are not readily available at fair value. The fair value is deemed to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In accordance with authoritative accounting guidance, we perform detailed valuations of our debt and equity investments on an individual basis, using bond yield, market and income approaches as appropriate. In general, we utilize a bond yield method for the majority of our investments, as long as it is appropriate. If, in our judgment, the bond yield approach is not appropriate, we may use the market approach, income approach, or, in certain cases, an alternative methodology potentially including market quotations, asset liquidation model, expected recovery model or other alternative approaches.

Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flows, net income or revenues. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on our projections of the future free cash flows of the business.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by our finance department;
•	Preliminary valuations are then reviewed and discussed with principals of the investment adviser;
•	Separately, independent valuation firms are engaged by our Board of Directors to prepare preliminary valuations on a selected basis and submit the reports to us;
•	Our finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;
•	Our finance department prepares a valuation report for the Audit Committee of our Board of Directors;
•	The Audit Committee of our Board of Directors is apprised of the preliminary valuations of the independent valuation firms;
•	The Audit Committee of our Board of Directors reviews the preliminary valuations with the portfolio managers of the investment adviser, and our finance department responds and supplements the preliminary valuations to reflect any comments provided by the Audit Committee;
•	The Audit Committee of our Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in our portfolio; and
•	Our Board of Directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith.

The fair value of all of our investments at December 31, 2013, and September 30, 2013, was determined by our Board of Directors. Our Board of Directors has authorized the engagement of independent valuation firms to provide us with valuation assistance. We will continue to engage independent valuation firms to provide us with assistance regarding our determination of the fair value of selected portfolio securities each quarter; however, our Board of Directors is ultimately and solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and a consistently applied valuation process.

We intend to have a portion of the portfolio valued by an independent third party on a quarterly basis, with a substantial portion being valued over the course of each fiscal year. In certain cases, an independent valuation firm may perform a portfolio company valuation which is reviewed and, where appropriate, relied upon by our Board of Directors in determining the fair value of such investment.

The percentages of our portfolio, at fair value, valued by independent valuation firms each period during the current and two preceding fiscal years were as follows:

For the quarter ended September 30, 2011	91.2%
For the quarter ended December 31, 2011	89.1%
For the quarter ended March 31, 2012	87.3%
For the quarter ended June 30, 2012	84.3%
For the quarter ended September 30, 2012	79.6%
For the quarter ended December 31, 2012	79.5%
For the quarter ended March 31, 2013	73.8%
For the quarter ended June 30, 2013	76.4%
For the quarter ended September 30, 2013	86.5%
For the quarter ended December 31, 2013	78.9%

As of December 31, 2013 and September 30, 2013, approximately 96.8% and 91.3%, respectively, of our total assets represented investments in portfolio companies valued at fair value.

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for accretion of original issue discount, or OID, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

Fee Income

We receive a variety of fees in the ordinary course of business including servicing, advisory, structuring and prepayment fees, which are classified as fee income and recognized as they are earned.

We have also structured exit fees across certain of our portfolio investments to be received upon the future exit of those investments. Exit fees are payable upon the exit of a debt security. These fees are to be paid to us upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed above for each of the investments. A percentage of these fees is included in net investment income over the life of the loan. As of December 31, 2013, we had structured $4.5 million in aggregate exit fees across six portfolio investments upon the future exit of those investments.

Payment-in-Kind (PIK) Interest

Our loans typically contain contractual PIK interest provisions. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We generally cease accruing PIK interest if there is insufficient value to support the accrual or if we do not expect the portfolio company to be able to pay all principal and interest due. Our decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; our assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by us in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, we determine whether to cease accruing PIK interest on a loan or debt security. Our determination to cease accruing PIK interest on a loan or debt security is generally made well before our full write-down of such loan or debt security. In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest.

For a discussion of risks we are subject to as a result of our use of PIK interest in connection with our investments, see “Risk Factors — Risks Relating to Our Business and Structure — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income,” “— We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive” and “— Our incentive fee may induce our investment adviser to make speculative investments.” In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest. The accrual of PIK interest on our debt investments increases the recorded cost basis of these investments in our consolidated financial statements and, as a result, increases the cost basis of these investments for purposes of computing the capital gains incentive fee payable by us to our investment adviser.

To maintain our status as a RIC, PIK income must be paid out to our stockholders in the form of dividends even though we have not yet collected the cash and may never collect the cash relating to the PIK interest. Accumulated PIK interest was $24.9 million and represented 1.1% of the fair value of our portfolio of investments as of December 31, 2013 and $23.9 million or 1.3% as of September 30, 2013. The net increases in loan balances as a result of contractual PIK arrangements are separately identified in our Consolidated Statements of Cash Flows.

Portfolio Composition

Our investments principally consist of loans, purchased equity investments and equity grants in privately-held companies. Our loans are typically secured by a first, second or subordinated lien on the assets of the portfolio company and generally have terms of up to six years (but an expected average life of between three and four years). We are currently focusing our origination efforts on a prudent mix of senior secured and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining adequate credit protection. The mix may change over time based on market conditions and management’s view of where the best risk-adjusted returns are available.

A summary of the composition of our investment portfolio at cost and fair value as a percentage of total investments is shown in the following tables:

	December 31, 2013	September 30, 2013
Cost:
Senior secured debt	81.71%	78.33%
Subordinated debt	12.81	15.76
Collateralized Loan obligation (“CLO”) debt	1.26	1.59
Purchased equity	3.82	3.86
Equity grants	0.18	0.23
Limited partnership interests	0.22	0.23
Total	100.00%	100.00%
Fair Value:
Senior secured debt	81.13%	77.53%
Subordinated debt	12.79	15.65
CLO debt	1.24	1.56
Purchased equity	4.39	4.74
Equity grants	0.24	0.30
Limited partnership interests	0.21	0.22
Total	100.00%	100.00%

The industry composition of our portfolio at cost and fair value as a percentage of total investments was as follows:

	December 31, 2013	September 30, 2013
Cost:
Healthcare services	16.64%	14.35%
Diversified support services	10.37	9.15
Education services	9.04	8.97
Advertising	7.85	8.28
Specialized finance	5.33	6.68
Internet software & services	4.97	5.87
IT consulting & other services	4.06	4.43
Leisure facilities	3.49	—
Oil & gas equipment services	3.25	4.06
Data processing & outsourced services	2.99	1.25
Healthcare equipment	2.98	3.79
Specialty stores	2.97	3.68
Human resources & employment services	2.75	3.49
Industrial machinery	2.47	0.91
Pharmaceuticals	2.19	2.77
Airlines	1.87	1.32
Apparel, accessories & luxury goods	1.84	1.53
Consumer electronics	1.56	—
Construction and engineering	1.41	1.75
Auto parts & equipment	1.37	1.78
Leisure products	1.34	2.54
Household products	1.26	1.60
Asset management & custody banks	1.26	1.59

	December 31, 2013	September 30, 2013
Home improvement retail	1.22	1.54
Air freight and logistics	0.78	0.90
Research & consulting services	0.74	0.94
Other diversified financial services	0.71	2.25
Food distributors	0.68	0.99
Specialty chemicals	0.57	1.08
Security & alarm services	0.56	0.71
Healthcare technology	0.55	—
Application software	0.51	0.69
Multi-sector holdings	0.25	0.20
Environmental & facilities services	0.16	0.47
Thrift & mortgage finance	0.01	0.01
Construction materials	—	0.39
Building products	—	0.04
Total	100.00%	100.00%

	December 31, 2013	September 30, 2013
Fair Value:
Healthcare services	16.74%	14.47%
Diversified support services	10.30	9.04
Education services	9.00	8.90
Advertising	7.75	8.18
Specialized finance	5.29	6.57
Internet software & services	5.10	6.03
IT consulting & other services	4.07	4.43
Leisure facilities	3.46	0.01
Oil & gas equipment services	3.22	4.04
Data processing & outsourced services	2.97	1.23
Healthcare equipment	2.96	3.74
Specialty stores	2.95	3.65
Human resources & employment services	2.74	3.45
Industrial machinery	2.47	0.96
Pharmaceuticals	2.24	2.79
Airlines	1.89	1.29
Apparel, accessories & luxury goods	1.76	1.46
Construction and engineering	1.75	2.16
Consumer electronics	1.55	0.00
Leisure products	1.42	2.64
Auto parts & equipment	1.38	1.90
Asset management & custody banks	1.24	1.56
Home improvement retail	1.23	1.51
Household products	1.23	1.55
Research & consulting services	0.75	0.95
Other diversified financial services	0.70	2.22
Food distributors	0.68	0.99
Air freight & logistics	0.62	0.74
Specialty chemicals	0.57	1.06

	December 31, 2013	September 30, 2013
Security & alarm services	0.56	0.69
Healthcare technology	0.55	—
Application software	0.53	0.71
Multi-sector holdings	0.19	0.21
Environmental & facilities services	0.13	0.43
Thrift & mortgage finance	0.01	0.01
Construction materials	—	0.39
Building products	—	0.04
Total	100.00%	100.00%

Portfolio Asset Quality

We employ a ranking system to assess and monitor the credit risk of our investment portfolio. We rank all investments on a scale from 1 to 4. The system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loan, and other factors considered relevant to making a credit judgment. We have determined that there should be an individual ranking assigned to each tranche of securities in the same portfolio company where appropriate. This may arise when the perceived risk of loss on the investment varies significantly between tranches due to their respective seniority in the capital structure.

•	Investment Ranking 1 is used for investments that are performing above expectations and/or capital gains are expected.
•	Investment Ranking 2 is used for investments that are performing substantially within our expectations, and whose risks remain materially consistent with the potential risks at the time of the original or restructured investment. All new investments are initially ranked 2.
•	Investment Ranking 3 is used for investments that are performing below our expectations and for which risk has materially increased since the original or restructured investment. The portfolio company may be out of compliance with debt covenants and may require closer monitoring. To the extent that the underlying agreement has a PIK interest provision, investments with a ranking of 3 are generally those on which we are not accruing PIK interest.
•	Investment Ranking 4 is used for investments that are performing substantially below our expectations and for which risk has increased substantially since the original or restructured investment. Investments with a ranking of 4 are those for which some loss of principal is expected and are generally those on which we are not accruing cash interest.

The following table shows the distribution of our investments on the 1 to 4 investment ranking scale at fair value as of December 31, 2013 and September 30, 2013:

	December 31, 2013			September 30, 2013
Investment Ranking	Fair Value	% of Portfolio	Leverage Ratio	Fair Value	% of Portfolio	Leverage Ratio
1	$118,070	4.97%	2.65	$122,769	6.49%	2.67
2	2,258,642	95.03	4.86	1,770,277	93.51	4.70
3	—	—	—	—	—	—
4	—	—	—	—	—	—
Total	$2,376,712	100.00%	4.75	$1,893,046	100.00%	4.57

We may from time to time modify the payment terms of our investments, either in response to current economic conditions and their impact on certain of our portfolio companies or in accordance with tier pricing provisions in certain loan agreements. As of December 31, 2013, we had modified the payment terms of our investments in 17 portfolio companies. Such modified terms may include increased PIK interest provisions and reduced cash interest rates. These modifications, and any future modifications to our loan agreements, may limit the amount of interest income that we recognize from the modified investments, which may, in turn, limit our ability to make distributions to our stockholders.

Loans and Debt Securities on Non-Accrual Status

As of December 31, 2013, there were no investments on which we had stopped accruing cash interest, PIK interest or OID income. As of December 31, 2012, we had stopped accruing PIK interest on two investments.

The percentages of our debt investments at cost and fair value by accrual status for the periods ended December 31, 2013, September 30, 2013 and December 31, 2012 were as follows:

	December 31, 2013				September 30, 2013				December 31, 2012
	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio
Accrual	$2,249,767	100.00%	$2,261,742	100.00%	$1,779,201	100.00%	$1,793,463	100.00%	$1,503,811	98.79%	$1,521,923	99.93%
PIK non-accrual	—	—	—	—	—	—	—	—	18,427	1.21	1,072	0.07
Cash non-accrual(1)	—	—	—	—	—	—	—	—	—	—	—	—
Total	$2,249,767	100.00%	$2,261,742	100.00%	$1,779,201	100.00%	$1,793,463	100.00%	$1,522,238	100.00%	$1,522,995	100.00%

(1)	Cash non-accrual status is inclusive of PIK and other noncash income, where applicable.

The non-accrual status of our portfolio investments as of December 31, 2013, September 30, 2013 and December 31, 2012 was as follows:

	December 31, 2013	September 30, 2013	December 31, 2012
Coll Materials Group LLC(1)	—	—	PIK non-accrual
Trans-Trade, Inc. – Term Loan B(1)	—	—	PIK non-accrual

(1)	We did not hold this investment at December 31, 2013. See “— Discussion and Analysis of Results and Operations — Comparison of the three months ended December 31, 2013 and December 31, 2012 — Realized Gain (Loss) on Investments” for a discussion of our recent realization events.

Income non-accrual amounts for the three months ended December 31, 2013 and December 31, 2012 were as follows:

	Three months ended December 31, 2013	Three months ended December 31, 2012
Cash interest income	$—	$—
PIK interest income	—	424
OID income	—	—
Total	$—	$424

Discussion and Analysis of Results and Operations

Results of Operations

The principal measure of our financial performance is the net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income is the difference between our income from interest, dividends, fees, and other investment income and total expenses. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Net unrealized appreciation (depreciation) is the net change in the fair value of our investment portfolio.

Comparison of the three months ended December 31, 2013 and December 31, 2012

Total Investment Income

Total investment income includes interest income on our investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, administrative fees, unused fees, amendment fees, advisory fees, structuring fees, exit fees, prepayment fees and waiver fees. Other investment income consists primarily of dividend income received from certain of our equity investments.

Total investment income for the three months ended December 31, 2013 and December 31, 2012 was $71.3 million and $51.8 million, respectively. For the three months ended December 31, 2013, this amount primarily consisted of $54.1 million of interest income from portfolio investments (which included $5.6 million of PIK interest) and $17.1 million of fee income. For the three months ended December 31, 2012, this amount primarily consisted of $38.6 million of interest income from portfolio investments (which included $3.7 million of PIK interest) and $12.8 million of fee income.

The increase in our total investment income for the three months ended December 31, 2013 as compared to the three months ended December 31, 2012 was primarily attributable to higher average levels of outstanding debt investments, which was principally due to a net increase of 15 debt investments in our portfolio and fee income related to investment activity, partially offset by amortization repayments received on our debt investments and a decrease in the weighted average yield of our debt investments from 12.0% to 10.9% during the year-over-year period.

Expenses

Expenses for the three months ended December 31, 2013 and December 31, 2012 were $35.1 million and $25.2 million, respectively. Expenses increased for the three months ended December 31, 2013 as compared to the three months ended December 31, 2012 by $9.9 million. This was due primarily to increases in:

•	Base management fee, which was attributable to a 50.4% increase in the fair value of the investment portfolio due to an increase in net investment fundings in the year-over-year period;
•	Incentive fee, which was attributable to a 36.4% increase in pre-incentive fee net investment income for the year-over-year period; and
•	Interest expense, which was attributable to a 71.5% increase in the weighted average debt outstanding for the year-over-year period.

Gain on Extinguishment of Convertible Notes

During the three months ended December 31, 2013 and December 31, 2012, we did not repurchase any of our unsecured convertible notes (“Convertible Notes”) in the open market. In previous periods, we recognized a gain on repurchasing Convertible Notes at a discount. Because this net gain was included in the amount that must be distributed to our stockholders in order for us to maintain our RIC status and is classified as a component of net investment income in our Consolidated Statements of Operations, such net gain was included in “Pre-Incentive Fee Net Investment Income” for purposes of the payment of the income incentive fee to the investment adviser under our investment advisory agreement. Paying an incentive fee on this type of net gain is permissible under our investment advisory agreement, but because such a fee was not specifically detailed in the investment advisory agreement, we obtained the approval of our Board of Directors to pay such fees. This type of net gain, and corresponding income incentive fee, may occur again in the future. Any repurchase of our 2024 Notes or 2028 Notes (as each is defined below) at a discount will be treated in a similar manner.

Net Investment Income

As a result of the $19.5 million increase in total investment income and the $9.9 million increase in total expenses, net investment income for the three months ended December 31, 2013 reflected a $9.7 million, or 36.4%, increase compared to the three months ended December 31, 2012.

Realized Gain (Loss) on Investments

Realized gain (loss) is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Realized losses may also be recorded in connection with our determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

During the three months ended December 31, 2013, we recorded investment realization events, including the following:

•	In October and December 2013, we received payments of $3.2 million from Stackpole Powertrain International Holding, L.P. related to the sale of our equity investment. A realized gain of $2.2 million was recorded on this transaction;
•	In October 2013, we received a payment of $8.9 million from Harden Healthcare, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In October 2013, we received a payment of $4.0 million from Capital Equipment Group, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction. We also received an additional $0.9 million in connection with the sale of our common equity investment, realizing a gain of $0.6 million;
•	In November 2013, we received a payment of $10.0 million from IG Investments Holdings, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In November 2013, we received a payment of $15.7 million from CTM Group, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In December 2013, we received a payment of $0.4 million in connection with the exit of our debt investment in Saddleback Fence and Vinyl Products, Inc. A realized loss of $0.3 million was recorded on this transaction;
•	In December 2013, we received a payment of $7.2 million from Western Emulsions, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction; and
•	During the three months ended December 31, 2013, we received payments of $108.9 million in connection with sales of debt investments in the open market and recorded a net realized gain of $0.5 million.

During the three months ended December 31, 2012, we recorded investment realization events, including the following:

•	In October 2012, we received a payment of $4.2 million from Rail Acquisition Corp. in full satisfaction of all obligations related to the revolving loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In October 2012, we received a payment of $5.4 million from Bojangles in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In October 2012, we received a payment of $21.9 million from Blue Coat Systems, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In October 2012, we received a payment of $9.9 million from Insight Pharmaceuticals LLC in full satisfaction of all obligations related to the first lien loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In November 2012, we received a payment of $8.5 million from SolutionSet, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction; and

•	During the three months ended December 31, 2012, we received payments of $33.7 million in connection with partial sales of debt investments in the open market and recorded a net realized gain of $0.6 million.

Net Unrealized Appreciation (Depreciation) on Investments

Net unrealized appreciation or depreciation is the net change in the fair value of our investments during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the three months ended December 31, 2013, we recorded net unrealized depreciation of $5.7 million. This consisted of $2.7 million of net reclassifications to realized gains (resulting in unrealized depreciation), $1.8 million of net unrealized depreciation on debt investments and $1.2 million of net unrealized depreciation on equity investments. During the three months ended December 31, 2012, we recorded net unrealized depreciation of $9.3 million. This consisted of $13.1 million of net unrealized depreciation on debt investments and $0.8 million of net reclassifications to realized gains (resulting in unrealized depreciation), offset by $4.6 million of net unrealized appreciation on equity investments.

Comparison of Years ended September 30, 2013 and September 30, 2012

Total Investment Income

Total investment income includes interest and dividend income on our investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, administrative fees, unused fees, amendment fees, advisory fees, structuring fees, exit fees, prepayment fees and waiver fees. Other investment income consists primarily of dividend income received from certain of our equity investments.

Total investment income for the years ended September 30, 2013 and September 30, 2012 was $221.6 million and $165.1 million, respectively. For the year ended September 30, 2013, this amount primarily consisted of $173.7 million of interest income from portfolio investments (which included $16.8 million of PIK interest) and $45.9 million of fee income. For the year ended September 30, 2012, this amount primarily consisted of $133.2 million of interest income from portfolio investments (which included $13.8 million of PIK interest) and $31.7 million of fee income.

The increase in our total investment income for the year ended September 30, 2013 as compared to the year ended September 30, 2012 was primarily attributable to higher average levels of outstanding debt investments, which was principally due to a net increase of 18 debt investments in our portfolio and fees related to debt payoffs, partially offset by amortization repayments received on our debt investments and a decrease in the weighted average yield of our debt investments from 12.0% to 11.1% during the year-over-year period.

Expenses

Net expenses for the years ended September 30, 2013 and September 30, 2012 were $106.7 million and $78.7 million, respectively. Net expenses increased for the year ended September 30, 2013 as compared to the year ended September 30, 2012 by $28.0 million. This was due primarily to increases in:

•	Base management fee (net of waivers), which was attributable to a 47.0% increase in the fair value of the investment portfolio due to an increase in net investment fundings in the year-over-year period;
•	Incentive fee, which was attributable to a 30.1% increase in pre-incentive fee net investment income for the year-over-year period; and
•	Interest expense, which was attributable to a 41.8% increase in weighted average debt outstanding for the year-over-year period.

Gain on Extinguishment of Convertible Notes

During the year ended September 30, 2013, we did not repurchase any of our unsecured convertible notes (“Convertible Notes”) in the open market. During the year ended September 30, 2012, we repurchased $20.0 million in principal amount of our Convertible Notes in the open market and surrendered them to the trustee for cancellation. The aggregate purchase price of these Convertible Notes was $17.9 million because they were trading at a discount due to what we believe were volatile market conditions. As such, we recorded a gain in the amount of the difference between the reacquisition price and the net carrying amount of these Convertible Notes, net of the proportionate amount of unamortized debt issuance costs. The net gain on extinguishment of debt we recorded for the year ended September 30, 2012 was $1.6 million. Because this net gain was included in the amount that must be distributed to our stockholders in order for us to maintain our RIC status and is classified as a component of net investment income in our Consolidated Statements of Operations, such net gain was included in “Pre-Incentive Fee Net Investment Income” for purposes of the payment of the income incentive fee to the investment adviser under our investment advisory agreement. Paying an incentive fee on this type of net gain is permissible under our investment advisory agreement, but because such a fee was not specifically detailed in the investment advisory agreement, we obtained the approval of our Board of Directors to pay such fees. This type of net gain, and corresponding income incentive fee, may occur again in the future. Any repurchase of our 2024 Notes or 2028 Notes (as each is defined below) at a discount will be treated in a similar manner.

Net Investment Income

As a result of the $56.5 million increase in total investment income, the $1.6 million decrease in the gain on extinguishment of debt and the $28.0 million increase in net expenses, net investment income for the year ended September 30, 2013 reflected a $26.9 million, or 30.6%, increase compared to the year ended September 30, 2012.

Realized Gain (Loss) on Investments and Interest Rate Swap

Realized gain (loss) is the difference between the proceeds received from dispositions of portfolio investments and interest rate swaps and their stated costs. Realized losses may also be recorded in connection with our determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

During the year ended September 30, 2013, we recorded investment realization events, including the following:

•	In October 2012, we received a cash payment of $4.2 million from Rail Acquisition Corp. in full satisfaction of all obligations related to the revolving loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In October 2012, we received a cash payment of $5.4 million from Bojangles in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In October 2012, we received a cash payment of $21.9 million from Blue Coat Systems, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In October 2012, we received a cash payment of $9.9 million from Insight Pharmaceuticals LLC in full satisfaction of all obligations related to the first lien loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In November 2012, we received a cash payment of $8.5 million from SolutionSet, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In January 2013, we received a cash payment of $30.2 million from NDSSI Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction. We also received an additional $3.0 million in connection with the sale of our preferred equity investment (including accumulated PIK of $0.9 million), realizing a gain of $0.1 million;
•	In January 2013, we received a cash payment of $44.6 million from Welocalize, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In February 2013, we received a cash payment of $14.6 million from Edmentum, Inc. in full satisfaction of all obligations under the first lien loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In February 2013, we received a cash payment of $7.1 million from Advanced Pain Management Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In March 2013, we received a cash payment of $10.0 million from eResearch Technology, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In March 2013, we received a cash payment of $15.0 million from AdVenture Interactive, Corp. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In March 2013, we received a cash payment of $19.5 million from idX Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In April 2013, we realized a loss in the amount of $11.2 million after the senior-most creditors foreclosed on the assets of Coll Materials Group, LLC. The Company maintains a $1.0 million receivable related to a financial guarantee related to the transaction;
•	In April 2013, we received a cash payment of $14.1 million from Huddle House, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In April 2013, we received a cash payment of $20.4 million from Slate Pharmaceuticals Acquisition Corp. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In April 2013, we received a cash payment of $12.5 million from Securus Technologies Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In May 2013, we received a cash payment of $9.6 million from ConvergeOne Holdings Corp. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In May 2013, we received a cash payment of $30.9 million from CompuCom Systems, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In May 2013, we received a cash payment of $31.1 million from Cardon Healthcare Network, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In May 2013, we restructured its investment in Trans-Trade Brokers, Inc. As part of the restructuring, we exchanged cash and our debt and equity securities for debt and equity securities in the restructured entity, TransTrade Operators, Inc., and recorded a realized loss in the amount of $6.1 million on this transaction;
•	In June 2013, we received a cash payment of $33.6 million from U.S. Retirement Partners, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2013, we received a cash payment of $14.6 million from Traffic Solutions Holdings, Inc. in full satisfaction of all obligations related to the Term Loan A and Revolver under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In July 2013, we received a cash payment of $9.1 million from U.S. Collections, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In July 2013, we received a cash payment of $9.9 million from Ikaria Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited (plus additional fees) at par and no realized gain or loss was recorded on this transaction;
•	In July 2013, we received a cash payment of $5.5 million from Miche Bag, LLC in full satisfaction of all obligations related to the Term Loan A under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In July 2013, we received a cash payment of $43.9 million from Tegra Medical, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In July 2013, we received a cash payment of $27.0 million from MX USA, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In August 2013, we restructured our investment in Eagle Hospital Physicians, Inc. As part of the restructuring, we exchanged cash and our debt securities for debt and equity securities in the successor entity, Eagle Hospital Physicians, LLC, and recorded a realized loss in the amount of $9.8 million on this transaction;
•	In August 2013, we received a cash payment of $43.5 million from InvestRx Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In September 2013, we received a cash payment of $43.1 million from Titan Fitness, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction; and
•	During the year ended September 30, 2013, we received cash payments of $59.9 million in connection with partial sales of debt investments in the open market and recorded a net realized gain of $0.4 million.

During the year ended September 30, 2012, we recorded investment realization events, including the following:

•	In November 2011, we recorded a realized loss in the amount of $18.1 million as a result of a Delaware bankruptcy court judge ruling which confirmed a Chapter 11 plan of reorganization that provided no recovery on our investment in Premier Trailer Leasing, Inc.;
•	In November 2011, we received a cash payment of $20.2 million from IZI Medical Products, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and we received an additional $1.3 million proceeds from our equity investment, realizing a gain of $0.8 million;
•	In December 2011, we received a cash payment of $23.0 million from ADAPCO, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In December 2011, we received a cash payment of $2.0 million from Best Vinyl Fence & Deck, LLC in full satisfaction of all obligations related to the Term Loan A under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In December 2011, we received a cash payment of $9.2 million from Actient Pharmaceuticals LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In January 2012, we received a cash payment of $18.5 million from IOS Acquisitions, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In February 2012, we received a cash payment of $2.1 million from O’Currance, Inc. The debt investment was exited below par and we recorded a realized loss in the amount of $10.7 million on this transaction;
•	In February 2012, we received a cash payment of $25.0 million from Ernest Health, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In March 2012, we received a cash payment of $47.7 million from CRGT, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In March 2012, we received a cash payment of $24.5 million from Epic Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In March 2012, we received a cash payment of $48.8 million from Dominion Diagnostics, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In March 2012, we received a cash payment of $5.0 million from Genoa Healthcare Holdings, LLC in full satisfaction of all obligations under the senior loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In May 2012, we received a cash payment of $28.9 million from JTC Education, Inc. in full satisfaction of all obligations under the first lien loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In May 2012, we received a cash payment of $6.1 million from Fitness Edge, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In June 2012, we received a cash payment of $20.2 million from Caregiver Services, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In July 2012, we received a cash payment of $1.0 million from Best Vinyl Fence & Deck, LLC. The Term Loan B debt investment was exited below par and we recorded a realized loss in the amount of $3.3 million on this transaction;
•	In July 2012, we received a cash payment of $8.7 million from Pacific Architects & Engineers, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In August 2012, we restructured our investment in Traffic Control & Safety Corp. As part of the restructuring, we exchanged cash and our debt and equity securities for debt and equity securities in the successor entity, Statewide Holdings, Inc., and recorded a realized loss in the amount of $10.9 million on this transaction;
•	In August 2012, we received a cash payment of $18.0 million from Stackpole Powertrain International ULC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In September 2012, we received a cash payment of $0.1 million in connection with the exit of our investment in Lighting by Gregory, LLC. The investment was exited below par and we recorded a realized loss in the amount of $5.3 million on this transaction;

•	In September 2012, we received total consideration of $0.6 million in connection with the exit of our investment in Repechage Investments Limited. The investment was exited below par and we recorded a realized loss in the amount of $3.6 million on this transaction; and
•	In September 2012, we received total consideration of $1.8 million in connection with the sale of our Rail Acquisition Corp. term loan investment. The debt investment was exited below par and we recorded a realized loss in the amount of $13.9 million on this transaction. The proceeds related to this sale had not yet been received as of September 30, 2012 and are recorded as receivables from unsettled transactions in the Consolidated Statement of Assets and Liabilities

Net Unrealized Appreciation (Depreciation) on Investments and Interest Rate Swap

Net unrealized appreciation or depreciation is the net change in the fair value of our investments and interest rate swap during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the year ended September 30, 2013, we recorded net unrealized appreciation of $13.4 million. This consisted of $16.4 million of net reclassifications to realized losses on debt and equity investments (resulting in unrealized appreciation) and $10.9 million of net unrealized appreciation on equity investments, offset by $13.9 million of net unrealized depreciation on debt investments. During the year ended September 30, 2012, we recorded net unrealized appreciation of $56.0 million. This consisted of $66.6 million of net reclassifications to realized losses on debt and equity investments (resulting in unrealized appreciation) and $0.1 million of net unrealized appreciation on equity investments, offset by $10.7 million of net unrealized depreciation on debt investments.

Comparison of Years ended September 30, 2012 and September 30, 2011

Total Investment Income

Total investment income includes interest and dividend income on our investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, administrative fees, unused fees, amendment fees, advisory fees, structuring fees, exit fees, prepayment fees and waiver fees. Other investment income consists primarily of dividend income received from certain of our equity investments.

Total investment income for the years ended September 30, 2012 and September 30, 2011 was $165.1 million and $125.2 million, respectively. For the year ended September 30, 2012, this amount primarily consisted of $133.2 million of interest income from portfolio investments (which included $13.8 million of PIK interest) and $31.7 million of fee income. For the year ended September 30, 2011, this amount primarily consisted of $108.3 million of interest income from portfolio investments (which included $13.7 million of PIK interest) and $16.7 million of fee income.

The increase in our total investment income for the year ended September 30, 2012 as compared to the year ended September 30, 2011 was primarily attributable to higher average levels of outstanding debt investments, which was principally due to a net increase of eight debt investments in our portfolio and fees related to debt payoffs, partially offset by amortization repayments received on our debt investments and a decrease in the weighted average yield of our debt investments from 12.4% to 12.0% during the year-over-year period.

Expenses

Expenses for the years ended September 30, 2012 and September 30, 2011 were $78.7 million and $59.5 million, respectively. Expenses increased for the year ended September 30, 2012 as compared to the year ended September 30, 2011 by $19.2 million. This was due primarily to increases in:

•	Base management fee, which was attributable to a 15.0% increase in the fair value of the investment portfolio due to an increase in net investment fundings in the year-over-year period;
•	Incentive fee, which was attributable to a 31.1% increase in pre-incentive fee net investment income for the year-over-year period; and
•	Interest expense, which was attributable to a 70.2% increase in weighted average debt outstanding for the year-over-year period.

Gain on Extinguishment of Convertible Notes

During the years ended September 30, 2012 and September 30, 2011, we repurchased $20.0 million and $17.0 million in principal amount, respectively, of our Convertible Notes in the open market and surrendered them to the trustee for cancellation. The aggregate purchase price of these Convertible Notes was $17.9 million and $15.1 million in 2012 and 2011, respectively, because they were trading at a discount due to what we believe were volatile market conditions. As such, we recorded a gain in the amount of the difference between the reacquisition price and the net carrying amount of these Convertible Notes, net of the proportionate amount of unamortized debt issuance costs. The net gain on extinguishment of debt we recorded for the years ended September 30, 2012 and September 30, 2011 was $1.6 million and $1.5 million, respectively. Because this net gain was included in the amount that must be distributed to our stockholders in order for us to maintain our RIC status and is classified as a component of net investment income in our Consolidated Statements of Operations, such net gain was included in “Pre-Incentive Fee Net Investment Income” for purposes of the payment of the income incentive fee to the investment adviser under our investment advisory agreement. Paying an incentive fee on this type of net gain is permissible under our investment advisory agreement, but because such a fee was not specifically detailed in the investment advisory agreement, we obtained the approval of our Board of Directors to pay such fees. This type of net gain, and corresponding income incentive fee, may occur again in the future.

Net Investment Income

As a result of the $39.9 million increase in total investment income and the $0.1 million increase in the gain on extinguishment of debt, as compared to the $19.2 million increase in total expenses, net investment income for the year ended September 30, 2012 reflected a $20.9 million, or 31.1%, increase compared to the year ended September 30, 2011.

Realized Gain (Loss) on Investments and Interest Rate Swap

Realized gain (loss) is the difference between the proceeds received from dispositions of portfolio investments and interest rate swaps and their stated costs. Realized losses may also be recorded in connection with our determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

During the year ended September 30, 2012, we recorded investment realization events, including the following:

•	In November 2011, we recorded a realized loss in the amount of $18.1 million as a result of a Delaware bankruptcy court judge ruling which confirmed a Chapter 11 plan of reorganization that provided no recovery on our investment in Premier Trailer Leasing, Inc.;
•	In November 2011, we received a cash payment of $20.2 million from IZI Medical Products, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and we received an additional $1.3 million proceeds from our equity investment, realizing a gain of $0.8 million;
•	In December 2011, we received a cash payment of $23.0 million from ADAPCO, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In December 2011, we received a cash payment of $2.0 million from Best Vinyl Fence & Deck, LLC in full satisfaction of all obligations related to the Term Loan A under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In December 2011, we received a cash payment of $9.2 million from Actient Pharmaceuticals LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In January 2012, we received a cash payment of $18.5 million from IOS Acquisitions, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•	In February 2012, we received a cash payment of $2.1 million from O’Currance, Inc. The debt investment was exited below par and we recorded a realized loss in the amount of $10.7 million on this transaction;
•	In February 2012, we received a cash payment of $25.0 million from Ernest Health, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In March 2012, we received a cash payment of $47.7 million from CRGT, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In March 2012, we received a cash payment of $24.5 million from Epic Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In March 2012, we received a cash payment of $48.8 million from Dominion Diagnostics, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In March 2012, we received a cash payment of $5.0 million from Genoa Healthcare Holdings, LLC in full satisfaction of all obligations under the senior loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In May 2012, we received a cash payment of $28.9 million from JTC Education, Inc. in full satisfaction of all obligations under the first lien loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In May 2012, we received a cash payment of $6.1 million from Fitness Edge, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In June 2012, we received a cash payment of $20.2 million from Caregiver Services, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In July 2012, we received a cash payment of $1.0 million from Best Vinyl Fence & Deck, LLC. The Term Loan B debt investment was exited below par and we recorded a realized loss in the amount of $3.3 million on this transaction;
•	In July 2012, we received a cash payment of $8.7 million from Pacific Architects & Engineers, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In August 2012, we restructured our investment in Traffic Control & Safety Corp. As part of the restructuring, we exchanged cash and our debt and equity securities for debt and equity securities in the successor entity, Statewide Holdings, Inc., and recorded a realized loss in the amount of $10.9 million on this transaction;
•	In August 2012, we received a cash payment of $18.0 million from Stackpole Powertrain International ULC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In September 2012, we received a cash payment of $0.1 million in connection with the exit of our investment in Lighting by Gregory, LLC. The investment was exited below par and we recorded a realized loss in the amount of $5.3 million on this transaction;
•	In September 2012, we received total consideration of $0.6 million in connection with the exit of our investment in Repechage Investments Limited. The investment was exited below par and we recorded a realized loss in the amount of $3.6 million on this transaction; and

•	In September 2012, we received total consideration of $1.8 million in connection with the sale of our Rail Acquisition Corp. term loan investment. The debt investment was exited below par and we recorded a realized loss in the amount of $13.9 million on this transaction. The proceeds related to this sale had not yet been received as of September 30, 2012 and are recorded as receivables from unsettled transactions in the Consolidated Statement of Assets and Liabilities.

During the year ended September 30, 2011, we recorded investment realization events, including the following:

•	In October 2010, we received a cash payment of $8.7 million from Goldco, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In November 2010, we received a cash payment of $11.0 million from TBA Global, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In November 2010, we restructured our investment in Vanguard Vinyl, Inc. The restructuring resulted in a realized loss in the amount of $1.7 million;
•	In December 2010, we restructured our investment in Nicos Polymers & Grinding, Inc. The restructuring resulted in a realized loss in the amount of $3.9 million;
•	In December 2010, we received a cash payment of $25.3 million from Boot Barn in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In December 2010, we received a cash payment of $11.7 million from Western Emulsions, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;
•	In December 2010, we restructured our investment in Lighting by Gregory, LLC. The restructuring resulted in a realized loss in the amount of $7.8 million;
•	In March 2011, we received a cash payment of $5.0 million from AmBath/ReBath Holdings, Inc. as part of a restructuring of the loan agreement. The restructuring resulted in a realized loss in the amount of $0.3 million;
•	In March and April 2011, we received cash payments totaling $1.1 million from MK Network, LLC as part of a settlement of the loan agreement. In April 2011, we recorded a realized loss on this investment in the amount of $14.1 million;
•	In July 2011, we received a cash payment of $7.3 million from Filet of Chicken in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In July 2011, we received a cash payment of $19.8 million from Cenegenics, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In August 2011, we terminated our interest rate swap agreement and realized a loss of $1.3 million, which included a reclassification of $0.8 million of prior unrealized depreciation;
•	In September 2011, we received a cash payment of $19.1 million from Flatout, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction; and
•	In September 2011, we received a cash payment of $0.1 million in connection with the sale of our investment in CPAC, Inc. We recorded a realized loss on this investment in the amount of $1.0 million.

Net Unrealized Appreciation (Depreciation) on Investments and Interest Rate Swap

Net unrealized appreciation or depreciation is the net change in the fair value of our investments and interest rate swap during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the year ended September 30, 2012, we recorded net unrealized appreciation of $56.0 million. This consisted of $66.6 million of net reclassifications to realized losses on debt and equity investments (resulting in unrealized appreciation) and $0.1 million of net unrealized appreciation on equity investments, offset by $10.7 million of net unrealized depreciation on debt investments. During the year ended September 30, 2011, we recorded net unrealized depreciation of $6.5 million. This consisted of $34.6 million of net unrealized depreciation on debt investments, offset by $25.6 million of net reclassifications to realized losses on debt and equity investments and interest rate swaps (resulting in unrealized appreciation) and $2.5 million of net unrealized appreciation on equity investments.

Financial Condition, Liquidity and Capital Resources

Cash Flows

We have a number of alternatives available to fund the growth of our investment portfolio and our operations, including, but not limited to, raising equity, increasing debt and funding from operational cash flow. Additionally, we may reduce investment size by syndicating a portion of any given transaction. We intend to fund our future distribution obligations through operating cash flow or with funds obtained through future equity and debt offerings or credit facilities, as we deem appropriate.

For the three months ended December 31, 2013, we experienced a net decrease in cash and cash equivalents of $104.8 million. During that period, we used $475.4 million of cash in operating activities, primarily for the funding of $650.1 million of investments and net revolvers, partially offset by $169.9 million of principal payments, PIK payments and sale proceeds received and $36.2 million of net investment income. During the same period, cash provided by financing activities was $370.7 million, primarily consisting of $29.0 million of net borrowings of SBA debentures and $376.2 million of net borrowings under our credit facilities, partially offset by $30.2 million of cash distributions paid and $1.4 million of deferred financing costs paid.

For the year ended September 30, 2013, we experienced a net increase in cash and cash equivalents of $73.0 million. During that period, we used $459.2 million of cash in operating activities, primarily for the funding of $1.28 billion of investments and net revolvers, partially offset by $687.2 million of principal and PIK payments received and $115.0 million of net investment income. During the same period, cash provided by financing activities was $532.2 million, primarily consisting of $479.9 million of proceeds from issuances of our common stock, $155.8 million of proceeds from the issuances of unsecured notes and $31.8 million of net borrowings under our SBA debentures, partially offset by $13.3 million of net repayments under our credit facilities, $115.4 million of cash dividends paid, $1.1 million of offering costs paid and $5.6 million of deferred financing costs paid.

For the three months ended December 31, 2012, we experienced a net decrease in cash and cash equivalents of $37.0 million. During that period, we used $280.1 million of cash in operating activities, primarily for the funding of $398.8 million of investments and net revolvers, partially offset by $103.2 million of principal payments, PIK payments and sale proceeds received and $26.6 million of net investment income. During the same period, cash provided by financing activities was $243.1 million, primarily consisting of $151.7 million of net proceeds from the issuance of our common stock, $72.5 million of proceeds from the issuance of unsecured notes, $31.8 million of net borrowings under SBA debentures and $16.7 million of net borrowings under our credit facilities, partially offset by $25.9 million of cash distributions paid and $3.1 million of deferred financing costs paid.

For the year ended September 30, 2012, we experienced a net increase in cash and cash equivalents of $6.7 million. During that period, we used $90.2 million of cash in operating activities, primarily for the funding of $530.9 million of investments and net revolvers, partially offset by $376.5 million of principal and PIK payments received and $88.0 million of net investment income. During the same period, cash provided by financing activities was $97.0 million, primarily consisting of $188.7 million of proceeds from issuances of our common stock and $23.2 million of net borrowings under our credit facilities, partially offset by $91.9 million of cash dividends paid, $17.9 million of net repurchases of our Convertible Notes, $1.1 million of offering costs paid and $4.0 million of deferred financing costs paid.

As of December 31, 2013, we had $42.6 million in cash and cash equivalents, portfolio investments (at fair value) of $2.38 billion, $11.8 million of interest and fees receivable, $210.8 million of SBA debentures payable, $564.2 million of borrowings outstanding under our credit facilities, $115.0 million of Convertible Notes payable, $161.3 million of unsecured notes payable and unfunded commitments of $239.9 million.

As of September 30, 2013, we had $147.4 million in cash and cash equivalents, portfolio investments (at fair value) of $1.89 billion, $10.4 million of interest and fees receivable, $181.8 million of SBA debentures payable, $188.0 million of borrowings outstanding under our credit facilities, $115.0 million of Convertible Notes payable, $161.3 million of unsecured notes payable and unfunded commitments of $149.5 million.

Other Sources of Liquidity

We intend to continue to generate cash primarily from cash flows from operations, including interest earned, future borrowings and future offerings of securities. Our primary use of funds is investments in our targeted asset classes and cash distributions to holders of our common stock. We maintain a universal shelf registration statement that allows for the public offering and sale of our common stock, debt securities and warrants to purchase such securities. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful. In the future, we may also securitize a portion of our investments in first and second lien senior loans or unsecured debt or other assets. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings to the extent permitted by the 1940 Act, our plans to raise capital may not be successful. In this regard, because our common stock has at times traded at a price below our then-current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Internal Revenue Code. See “Regulated Investment Company Status and Distributions” below. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

As a business development company, under the 1940 Act, we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). This requirement limits the amount that we may borrow. As of December 31, 2013, we were in compliance with this requirement. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

Significant Capital Transactions That Have Occurred Since October 1, 2012

The following table reflects the dividend distributions per share that our Board of Directors has declared, including shares issued under our DRIP, on our common stock since October 1, 2012:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
January 14, 2013	March 15, 2013	March 29, 2013	$0.0958	$9.1 million	100,802		$1.1 million
January 14, 2013	April 15, 2013	April 30, 2013	0.0958	10.3 million	111,167		1.2 million
January 14, 2013	May 15, 2013	May 31, 2013	0.0958	10.3 million	127,152		1.3 million
May 6, 2013	June 14, 2013	June 28, 2013	0.0958	10.5 million	112,821		1.1 million
May 6, 2013	July 15, 2013	July 31, 2013	0.0958	10.2 million	130,944		1.3 million
May 6, 2013	August 15, 2013	August 30, 2013	0.0958	10.3 million	136,052		1.3 million
August 5, 2013	September 13, 2013	September 30, 2013	0.0958	10.3 million	135,027		1.3 million
August 5, 2013	October 15, 2013	October 31, 2013	0.0958	11.9 million	142,320		1.4 million
August 5, 2013	November 15, 2013	November 29, 2013	0.0958	12.0 million	145,063	(1)	1.4 million
November 21, 2013	December 13, 2013	December 30, 2013	0.05	6.3 million	69,291	(1)	0.6 million
November 21, 2013	January 15, 2014	January 31, 2014	0.0833	10.5 million	114,033	(1)	1.1 million
November 21, 2013	February 14, 2014	February 28, 2014	0.0833
November 21, 2013	March 14, 2014	March 31, 2014	0.0833
November 21, 2013	April 15, 2014	April 30, 2014	0.0833
November 21, 2013	May 15, 2014	May 30, 2014	0.0833

(1)	Shares were purchased on the open market and distributed.

The following table reflects share transactions that occurred from October 1, 2012 through December 31, 2013:

Date	Transaction		Shares	Public Offering Price	Gross Proceeds
December 7, 2012	Public offering	(1)	14,725,000	10.68	157.3 million
April 2013	Public offering	(1)	14,435,253	10.85	156.5 million
September 26, 2013	Public offering	(1)	17,643,000	10.31	181.9 million

(1)	Includes the underwriters’ partial exercise of their over-allotment option

Borrowings

SBIC Subsidiaries

Through wholly-owned subsidiaries, we sought and obtained two licenses from the SBA to operate SBIC subsidiaries. Specifically, on February 3, 2010, our wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P. (“FSMP IV”), received a license, effective February 1, 2010, from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958. On May 15, 2012, our wholly-owned subsidiary, Fifth Street Mezzanine Partners V, L.P. (“FSMP V”), received a license, effective May 10, 2012, from the SBA to operate as an SBIC. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC licenses allow our SBIC subsidiaries to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million when they have at least $112.5 million in regulatory capital. As of December 31, 2013, FSMP IV had $75 million in regulatory capital and $150 million in SBA-guaranteed debentures outstanding, which had a fair value of $123.4 million. These debentures bear interest at a weighted average interest rate of 3.567% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
September 2010	$73,000	0.032	0.285%
March 2011	65,300	0.041	0.285%
September 2011	11,700	0.029	0.285%

As of December 31, 2013, FSMP V had $37.5 million in regulatory capital and $60.8 million in SBA-guaranteed debentures outstanding ($29.0 million of which do not yet have a locked interest rate), which had a fair value of $40.3 million. In March 2013, the SBA fixed the interest rate on the SBIC subsidiary’s $31.8 million of drawn leverage at an interest rate of 2.351% (excluding the SBA annual charge of 0.804%). As a result, the $181.8 million of rate locked SBA-guaranteed debentures held by our SBIC subsidiaries carry a weighted average interest rate of 3.355% as of December 31, 2013.

For the three months ended December 31, 2013 and December 31, 2012, we recorded interest expense of $1.9 million and $1.6 million, respectively, related to the SBA-guaranteed debentures of both subsidiaries.

We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This allows us increased flexibility under the 200% asset coverage test by permitting us to borrow up to $225 million more than we would otherwise be able to absent the receipt of this exemptive relief.

Wells Fargo Facility

On November 16, 2009, we and Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote special purpose subsidiary (“Funding”), entered into a Loan and Servicing Agreement (“Wells Agreement”) with respect to a revolving credit facility (as subsequently amended, the “Wells Fargo facility”) with Wells Fargo Bank, National Association (“Wells Fargo”), as successor to Wachovia Bank, National Association (“Wachovia”), Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time.

As of December 31, 2013, the Wells Fargo facility permitted up to $150 million of borrowings (subject to collateral requirements) with an accordion feature allowing for future expansion of the facility up to a total of $250 million, and borrowings under the facility bore interest at a rate equal to LIBOR (1-month) plus 2.50% per annum, with no LIBOR floor. Unless extended, the period during which we may make and reinvest borrowings under the facility will expire on April 23, 2014 and the maturity date of the facility is April 25, 2016.

The Wells Fargo facility provides for the issuance from time to time of letters of credit for the benefit of our portfolio companies. The letters of credit are subject to certain restrictions, including a borrowing base limitation and an aggregate sublimit of $15.0 million.

In connection with the Wells Fargo facility, we concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which we have sold and will continue to sell to Funding certain loan assets we have originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo, pursuant to which we pledged all of our equity interests in Funding as security for the payment of Funding’s obligations under the Wells Agreement and other documents entered into in connection with the Wells Fargo facility. Funding was formed for the sole purpose of entering into the Wells Fargo facility and has no other operations.

The Wells Agreement and related agreements governing the Wells Fargo facility required both Funding and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities, including a prepayment penalty in certain cases. The Wells Fargo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding, and the failure by Funding or us to materially perform under the Wells Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

The Wells Fargo facility is secured by all of the assets of Funding, and all of our equity interest in Funding. We use the Wells Fargo facility to fund a portion of our loan origination activities and for general corporate purposes. Each loan origination under the facility is subject to the satisfaction of certain conditions. We cannot be assured that Funding will be able to borrow funds under the Wells Fargo facility at any particular time or at all. As of December 31, 2013, we had $50.1 million of borrowings outstanding under the Wells Fargo facility, which had a fair value of $50.1 million. Our borrowings under the Wells Fargo facility bore interest at a weighted average interest rate of 2.749% for the three months ended December 31, 2013. For the three months ended December 31, 2013 and December 31, 2012, we recorded interest expense of $0.7 million and $0.8 million, respectively related to the Wells Fargo facility.

ING Facility

On May 27, 2010, we entered into a secured syndicated revolving credit facility (as subsequently amended, the “ING facility”) pursuant to a Senior Secured Revolving Credit Agreement (“ING Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allows us to request letters of credit from ING Capital LLC, as the issuing bank.

As of December 31, 2013, the ING facility permitted up to $605 million of borrowings with an accordion feature allowing for future expansion of the facility up to a total of $800 million, and borrowings under the facility bore interest at a rate equal to LIBOR (1-, 2-, 3- or 6-month, at our option) plus 2.25% per annum, with no LIBOR floor, assuming we maintain our current credit rating. Unless extended, the period during which we may make and reinvest borrowings under the facility will expire on August 6, 2017 and the maturity date of the facility is August 6, 2018.

The ING facility is secured by substantially all of our assets, as well as the assets of our wholly-owned subsidiary, FSFC Holdings, Inc. (“Holdings”), and our indirect wholly-owned subsidiary, Fifth Street Fund of Funds LLC (“Fund of Funds”), subject to certain exclusions for, among other things, equity interests in any of our SBIC subsidiaries and equity interests in Funding and Fifth Street Funding II, LLC (which is defined and discussed below) as further set forth in a Guarantee, Pledge and Security Agreement (“ING Security Agreement”) entered into in connection with the ING Credit Agreement, among FSFC Holdings, Inc., ING Capital LLC, as collateral agent, and us. None of our SBIC subsidiaries, Funding or Fifth Street Funding II, LLC is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that we may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

Pursuant to the ING Security Agreement, Holdings and Fund of Funds guaranteed the obligations under the ING Security Agreement, including our obligations to the lenders and the administrative agent under the ING Credit Agreement. Additionally, we pledged our entire equity interest in Holdings and Holdings pledged its entire equity interest in Fund of Funds to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required Holdings, Fund of Funds and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by us to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. We cannot be assured that we will be able to borrow funds under the ING facility at any particular time or at all. As of December 31, 2013, we had $433.3 million of borrowings outstanding under the ING facility, which had a fair value of $433.3 million. Our borrowings under the ING facility bore interest at a weighted average interest rate of 2.715% for the three months ended December 31, 2013. For the three months ended December 31, 2013 and December 31, 2012, we recorded interest expense of $2.8 million and $1.7 million, respectively, related to the ING facility.

Sumitomo Facility

On September 16, 2011, Fifth Street Funding II, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding II”), entered into a Loan and Servicing Agreement (“Sumitomo Agreement”) with respect to a seven-year credit facility (“Sumitomo facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”), an affiliate of Sumitomo Mitsui Financial Group, Inc., as administrative agent, and each of the lenders from time to time party thereto.

As of December 31, 2013, the Sumitomo facility permitted up to $125 million of borrowings (subject to collateral requirements), and borrowings under the facility bore interest at a rate of LIBOR (1-month) plus 2.25% per annum, with no LIBOR floor. Unless extended, the period during which we may make and reinvest borrowings under the facility will expire on September 16, 2016, and the maturity date of the facility is September 16, 2020, with an option for a one-year extension.

In connection with the Sumitomo facility, we concurrently entered into a Purchase and Sale Agreement with Funding II, pursuant to which we will sell to Funding II certain loan assets we have originated or acquired, or will originate or acquire.

The Sumitomo Agreement and related agreements governing the Sumitomo facility required both Funding II and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities, including a prepayment penalty in certain cases. The Sumitomo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding II, and the failure by Funding II or us to materially perform under the Sumitomo Agreement and related agreements governing the Sumitomo facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations. Funding II was formed for the sole purpose of entering into the Sumitomo facility and has no other operations.

The Sumitomo facility is secured by all of the assets of Funding II. Each loan origination under the facility is subject to the satisfaction of certain conditions. We cannot be assured that Funding II will be able to borrow funds under the Sumitomo facility at any particular time or at all. As of December 31, 2013, we had $80.9 million of borrowings outstanding under the Sumitomo facility. Our borrowings under the Sumitomo facility bore interest at a weighted average interest rate of 2.662% for the three months ended December 31, 2013. For the three months ended December 31, 2013, we recorded interest expense of $0.5 million and $0.4 million, respectively, related to the Sumitomo facility.

As of December 31, 2013, except for assets that were funded through our SBIC subsidiaries, substantially all of our assets were pledged as collateral under the Wells Fargo facility, ING facility or the Sumitomo facility. With respect to the assets funded through our SBIC subsidiaries, the SBA, as a creditor, will have a superior claim to the SBIC subsidiaries’ assets over our stockholders.

The following table describes significant financial covenants with which we must comply under the Wells Fargo facility and ING facility on a quarterly basis. The Sumitomo facility does not require us to comply with significant financial covenants:

Facility	Financial Covenant	Description	Target Value	Reported Value(1)
Wells Fargo facility	Minimum shareholders’ equity (inclusive of affiliates)	Net assets shall not be less than $510 million plus 50% of the aggregate net proceeds of all sales of equity interests after February 25, 2011	$876 million	$1,369 million
	Minimum shareholders’ equity (exclusive of affiliates)	Net assets exclusive of affiliates other than Funding shall not be less than $250 million	$250 million	$1,037 million
	Asset coverage ratio	Asset coverage ratio shall not be less than 2.00:1	2.00:1	3.95:1
ING facility	Minimum shareholders’ equity	Net assets shall not be less than the greater of (a) 40% of total assets; and (b) $825 million plus 50% of the aggregate net proceeds of all sales of equity interests after August 6, 2013	$913 million	$1,369 million
	Asset coverage ratio	Asset coverage ratio shall not be less than 2.10:1	2.10:1	3.95:1
	Interest coverage ratio	Interest coverage ratio shall not be less than 2.50:1	2.50:1	4.68:1

(1)	As contractually required, we report financial covenants based on the last filed quarterly or annual report, in this case our Form 10-K for the year ended September 30, 2013. We were also in compliance with all financial covenants under these credit facilities based on the financial information contained in our Form 10-Q for the quarter ended December 31, 2013.

We and our SBIC subsidiaries are also subject to certain regulatory requirements relating to our borrowings. For a discussion of such requirements, see “Regulation — Business Development Company Regulations” and “— Small Business Investment Company Regulations.”

The following table reflects material credit facility and SBA debenture transactions that have occurred since October 1, 2009. Amounts available and drawn are as of December 31, 2013.

Facility	Date	Transaction	Total Facility Amount	Upfront fee Paid	Total Facility Availability		Amount Drawn	Remaining Availability	Interest Rate
Wells Fargo facility	11/16/2009	Entered into credit facility	50 million	0.8 million					LIBOR + 4.00%
	5/26/2010	Expanded credit facility	100 million	0.9 million					LIBOR + 3.50%
	2/28/2011	Amended credit facility	100 million	0.4 million					LIBOR + 3.00%
	11/30/2011	Amended credit facility	100 million	—					LIBOR + 2.75%
	4/23/2012	Amended credit facility	150 million	1.2 million					LIBOR + 2.75%
	6/20/2013	Amended credit facility	150 million	—	50 million	(1)	50 million	—	LIBOR(5) + 2.50%
ING facility	5/27/2010	Entered into credit facility	90 million	0.8 million					LIBOR + 3.50%
	2/22/2011	Expanded credit facility	215 million	1.6 million					LIBOR + 3.50%
	7/8/2011	Expanded credit facility	230 million	0.4 million					LIBOR + 3.00%/3.25	%(2)
	2/29/2012	Amended credit facility	230 million	1.5 million					LIBOR + 3.00%/3.25	%(2)
	11/30/2012	Amended credit facility	385 million	2.2 million					LIBOR + 2.75	%(3)
	1/7/2013	Expanded credit facility	445 million	0.3 million					LIBOR + 2.75	%(3)
	8/6/2013	Amended credit facility	480 million	1.8 million					LIBOR + 2.25%
	10/22/2013	Expanded credit facility	605 million	0.7 million	605 million		433 million	172 million	LIBOR(6) + 2.25%
SBA	2/16/2010	Received capital commitment	75 million	0.8 million
	9/21/2010	Received capital commitment	150 million	0.8 million
	7/23/2012	Received capital commitment	225 million	0.8 million	225 million		211 million	14 million	3.355	%(4)
Sumitomo facility	9/16/2011	Entered into credit facility	200 million	2.5 million					LIBOR + 2.25%
	10/30/2013	Reduced credit facility	125 million	—	81 million	(1)	81 million	—	LIBOR(5) + 2.25%

(1)	Availability to increase upon our decision to further collateralize the facility.
(2)	LIBOR plus 3.0% when the facility is drawn more than 35%. Otherwise, LIBOR plus 3.25%.
(3)	Assuming we maintain our current credit rating.
(4)	Weighted average interest rate of 3.355% on $181.8 million of rate locked debentures (excludes the SBA annual charge).
(5)	1-month.
(6)	1-, 2-, 3- or 6-month, at our option.

Convertible Notes

On April 12, 2011, we issued $152 million in aggregate principal amount of Convertible Notes, including $2 million issued to Leonard M. Tannenbaum, our Chief Executive Officer. The Convertible Notes were issued pursuant to the Indenture between us and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).

The Convertible Notes mature on April 1, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Notes bear interest at a rate of 5.375% per annum payable semiannually in arrears on April 1 and October 1 of each year. The Convertible Notes are our unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries or financing vehicles.

Prior to the close of business on the business day immediately preceding January 1, 2016, holders may convert their Convertible Notes only under certain circumstances set forth in the Indenture, such as during specified periods when our shares of common stock trade at more than 110% of the then applicable conversion price or the Convertible Notes trade at less than 98% of their conversion value. On or after January 1, 2016 until the close of business on the business day immediately preceding the Maturity Date, holders may convert their Convertible Notes at any time. Upon conversion, we will deliver shares of our common stock. The conversion rate was initially, and currently is, 67.7415 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $14.76 per share of common stock). The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of our common stock in excess of a monthly dividend of $0.1066 per share, but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders. Based on the current conversion rate, the maximum number of shares of common stock that would be issued upon conversion of the $115.0 million Convertible Notes outstanding at December 31, 2013 is 7,790,273. If we deliver shares of common stock upon a conversion at the time our net asset value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of our common stock upon our issuance of common stock in connection with the conversion of our Convertible Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance. The shares of common stock issued upon a conversion are not subject to registration rights.

We may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect to us, holders of the Convertible Notes may require us to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Indenture contains certain covenants, including covenants requiring us to provide financial information to the holders of the Convertible Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture. We may repurchase the Convertible Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any Convertible Notes repurchased by us may, at our option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by us. Any Convertible Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the Indenture. During the three months ended December 31, 2013 and December 31, 2012, we did not repurchase any of the Convertible Notes in the open market.

For the three months ended December 31, 2013 and December 31, 2012, we recorded interest expense of $1.7 million and $1.7 million, respectively, related to the Convertible Notes.

As of December 31, 2013, there were $115.0 million Convertible Notes outstanding, which had a fair value of $122.6 million.

2024 Notes

On October 18, 2012, we issued $75.0 million in aggregate principal amount of our 5.875% 2024 Notes for net proceeds of $72.5 million after deducting underwriting commissions of $2.2 million and offering costs of $0.3 million.

The 2024 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the first supplemental indenture, dated October 18, 2012 (collectively, the “2024 Notes Indenture”), between us and the Trustee. The 2024 Notes are our unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the 2024 Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries or financing vehicles. Interest on the 2024 Notes is paid quarterly in arrears on January 30, April 30, July 30 and October 30, at a rate of 5.875% per annum. The 2024 Notes mature on October 30, 2024 and may be redeemed in whole or in part at any time or from time to time at our option on or after October 30, 2017. The 2024 Notes are listed on the New York Stock Exchange under the trading symbol “FSCE” with a par value of $25.00 per share.

The 2024 Notes Indenture contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act and with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the 2024 Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2024 Notes Indenture. We may repurchase the 2024 Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any 2024 Notes repurchased by us may, at our option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by us. Any 2024 Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the 2024 Notes Indenture. For the three months ended December 31, 2013 and December 31, 2012, we did not repurchase any of the 2024 Notes in the open market.

For the three months ended December 31, 2013 and December 31, 2012, we recorded interest expense of $1.2 million and $1.0 million, respectively, related to the 2024 Notes.

As of December 31, 2013, there were $75.0 million 2024 Notes outstanding, which had a fair value of $65.3 million.

2028 Notes

In April and May 2013, we issued $86.3 million in aggregate principal amount of our 6.125% unsecured notes due 2028 (the “2028 Notes”) for net proceeds of $83.4 million after deducting underwriting commissions of $2.6 million and offering costs of $0.3 million. The proceeds included the underwriters’ full exercise of their overallotment option.

The 2028 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the second supplemental indenture, dated April 4, 2013 (collectively, the “2028 Notes Indenture”), between us and the Trustee. The 2028 Notes are our unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the 2028 Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries or financing vehicles. Interest on the 2028 Notes is paid quarterly in arrears on January 30, April 30, July 30 and October 30, at a rate of 6.125% per annum. The 2028 Notes mature on April 30, 2028 and may be redeemed in whole or in part at any time or from time to time at our option on or after April 30, 2018. The 2028 Notes are listed on the NASDAQ Global Select Market under the trading symbol “FSCFL” with a par value of $25.00 per share.

The 2028 Notes Indenture contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the 2028 Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2028 Notes Indenture. We may repurchase the 2028 Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any 2028 Notes repurchased by us may, at our option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by us. Any 2028 Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the 2028 Notes Indenture. During the three months ended December 31, 2013, we did not repurchase any of the 2028 Notes in the open market.

For the three months ended December 31, 2013, we recorded interest expense of $1.3 million related to the 2028 Notes.

As of December 31, 2013, there were $86.3 million of 2028 Notes outstanding, which had a fair value of $73.3 million.

Total interest expense for the three months ended December 31, 2013 and December 31, 2012 was $10.2 million and $7.2 million, respectively.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of December 31, 2013, our only off-balance sheet arrangements consisted of $239.9 million of unfunded commitments, which was comprised of $212.3 million to provide debt financing to certain of our portfolio companies and $27.6 million related to unfunded limited partnership interests. As of September 30, 2013, our only off-balance sheet arrangements consisted of $149.5 million, which was comprised of $126.8 million to provide debt financing to certain of our portfolio companies and $22.7 million related to unfunded limited partnership interests. Such commitments are subject to our portfolio companies’ satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in our Consolidated Statement of Assets and Liabilities and are not reflected on our Consolidated Statement of Assets and Liabilities.

A summary of the composition of unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of December 31, 2013 and September 30, 2013 is shown in the table below:

	December 31, 2013	September 30, 2013
Drugtest, Inc.	$20,000	$20,000
Snap Fitness Holdings, Inc.	20,000	—
BMC Software Finance, Inc.	15,000	—
RP Crown Parent, LLC	10,000	9,000
Deltek, Inc.	10,000	8,667
P2 Upstream Acquisition Co.	10,000	—
First Choice ER, LLC(1)	10,000	—
Pingora MSR Opportunity Fund I, LP (limited partnership interest)	9,792	9,792
InMotion Entertainment Group, LLC	9,335	—
Yeti Acquisition, LLC	7,500	7,500
ISG Services, LLC	6,000	6,000
Thing5, LLC	6,000	—
Med-Data, Incorporated	6,000	—
I Drive Safely, LLC	5,000	5,000
HealthEdge Software, Inc.	5,000	5,000
Adventure Interactive, Corp.	5,000	5,000
Reliance Communications, LLC	5,000	2,750
All Web Leads, Inc.	5,000	—
Discovery Practice Management, Inc.	4,989	1,000
First American Payment Systems, LP	4,767	5,000
Teaching Strategies, LLC	4,000	5,000
World 50, Inc.	4,000	4,000
Refac Optical Group	3,600	8,000
Enhanced Recovery Company LLC	3,500	3,500
Phoenix Brands Merger Sub LLC	3,429	3,429
Personable Holdings, Inc.	3,409	3,409
Charter Brokerage, LLC	2,933	4,000
OmniSYS Acquisition Corporation	2,500	—
CPASS Acquisition Company	2,250	2,500
Mansell Group, Inc.	2,000	2,000
Physicians Pharmacy Alliance, Inc.	2,000	2,000
Chicago Growth Partners III, LP (limited partnership interest)	2,000	2,000
Moelis Capital Partners Opportunity Fund I-B, LP (limited partnership interest)	2,000	—
Tailwind Capital Partners, LP (limited partnership interest)	2,000	—

	December 31, 2013	September 30, 2013
Specialty Bakers, LLC	2,000	—
Beecken Petty O’Keefe Fund IV, LP (limited partnership interest)	1,789	2,000
SPC Partners V, LP (limited partnership interest)	1,723	—
Riverside Fund V, LP (limited partnership interest)	1,582	1,712
Olson + Co., Inc.	1,554	2,105
Sterling Capital Partners IV, LP (limited partnership interest)	1,540	1,528
CCCG, LLC	1,520	1,520
Miche Bag, LLC	1,500	1,500
2Checkout.com, Inc.	1,350	2,850
Milestone Partners IV, LP (limited partnership interest)	1,291	1,414
BMC Acquisition, Inc.	1,250	1,250
Ansira Partners, Inc.	1,190	1,190
Psilos Group Partners IV, LP (limited partnership interest)	1,000	1,000
Genoa Healthcare Holdings, LLC	1,000	1,000
Eagle Hospital Physicians, Inc.	933	1,867
HealthDrive Corporation	734	734
ACON Equity Partners III, LP (limited partnership interest)	664	671
Bunker Hill Capital II (QP), LP (limited partnership interest)	639	786
Riverlake Equity Partners II, LP (limited partnership interest)	564	638
Garretson Firm Resolution Group, Inc.	538	—
TransTrade Operators, Inc.	500	—
RCP Direct, LP (limited partnership interest)	359	524
Baird Capital Partners V, LP (limited partnership interest)	351	351
Riverside Fund IV, LP (limited partnership interest)	287	287
Total	$239,862	$149,474

(1)	In addition to its revolving commitment, we have extended a $175.0 million delayed draw term loan facility to First Choice ER, LLC. Specific amounts are made available to the borrower as certain financial requirements are satisfied. As of December 31, 2013, the total amount available to the borrower under this delayed draw facility was $17.0 million, and the facility was undrawn as of this date.

Contractual Obligations

The following table reflects information pertaining to our debt outstanding under the SBA debentures payable, the Wells Fargo facility, the ING facility, the Sumitomo facility, our Convertible Notes, our 2024 Notes and our 2028 Notes:

	Debt Outstanding as of September 30, 2013	Debt Outstanding as of December 31, 2013	Weighted average debt outstanding for the three months ended December 31, 2013	Maximum debt outstanding for the three months ended December 31, 2013
SBA debentures payable	$181,750	$210,750	$190,413	$210,750
Wells Fargo facility	20,000	50,071	41,680	55,072
ING facility	168,000	433,250	268,826	433,250
Sumitomo facility	—	80,907	52,224	83,500
Convertible Notes	115,000	115,000	115,000	115,000
2024 Notes	75,000	75,000	75,000	75,000
2028 Notes	86,250	86,250	86,250	86,250
Total debt	$646,000	$1,051,228	$829,393	$1,056,228

The following table reflects our contractual obligations arising from the SBA debentures payable, the Wells Fargo facility, the ING facility, the Sumitomo facility, our Convertible Notes, our 2024 Notes and our 2028 Notes:

	Payments due by period as of December 31, 2013
	Total	< 1 year	1 – 3 years	3 – 5 years	> 5 years
SBA debentures payable	$210,750	$—	$—	$—	$210,750
Interest due on SBA debentures	55,666	7,078	14,376	14,356	19,856
Wells Fargo facility	50,071	—	50,071	—	—
Interest due on Wells Fargo facility	3,096	1,336	1,760	—	—
ING facility	433,250	—	—	433,250	—
Interest due on ING facility	48,520	10,560	21,120	16,840	—
Sumitomo facility	80,907	—	—	80,907	—
Interest due on Sumitomo facility	9,214	1,955	3,910	3,349	—
Convertible Notes	115,000	—	115,000	—	—
Interest due on Convertible Notes	13,921	6,181	7,740	—	—
2024 Notes	75,000	—	—	—	75,000
Interest due on 2024 Notes	47,757	4,406	8,813	8,813	25,725
2028 Notes	86,250	—	—	—	86,250
Interest due on 2028 Notes	75,754	5,283	10,566	10,566	49,339
Total	$1,305,156	$36,799	$233,356	$568,081	$466,920

Regulated Investment Company Status and Dividends

We elected, effective as of January 2, 2008, to be treated as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To maintain RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company net taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). As a RIC, we are also subject to a federal excise tax, based on distribution requirements of our taxable income on a calendar year basis (e.g., calendar year 2013). We anticipate timely distribution of our taxable income in accordance with tax rules; however, we incurred a de minimis U.S. federal excise tax for calendar year 2010. We did not incur a federal excise tax for calendar years 2011 and 2012 and do not expect to incur a federal excise tax for the calendar year 2013. We may incur a federal excise tax in future years.

We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). However, we are partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. Also, the covenants under the Wells Fargo facility and Sumitomo facility could, under certain circumstances, restrict Funding and Funding II from making distributions to us and, as a result, hinder our ability to satisfy the distribution requirement. Similarly, the covenants contained in the ING facility may prohibit us from making distributions to our stockholders, and, as a result, could hinder our ability to satisfy the distribution requirement. In addition, we may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividend distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in our credit facilities and debt instruments. If we do not distribute a certain percentage of our taxable income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

Related Party Transactions

We have entered into an investment advisory agreement with Fifth Street Management LLC, our investment adviser. Fifth Street Management LLC is controlled by Leonard M. Tannenbaum, its managing member and the chairman of our Board of Directors and our chief executive officer. Pursuant to the investment advisory agreement, fees payable to our investment adviser equal to (a) a base management fee of 2.0% of the value of our gross assets, which includes any borrowings for investment purposes and excludes cash and cash equivalents, and (b) an incentive fee based on our performance. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. During the three months ended December 31, 2013 and December 31, 2012, we incurred fees of $21.1 million and $14.7 million, respectively, under the investment advisory agreement.

Pursuant to the administration agreement with FSC, Inc., which is controlled by Mr. Tannenbaum, FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay FSC, Inc. our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and their respective staffs. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. During the three months ended December 31, 2013 and December 31, 2012, we have incurred expenses of $1.7 million and $1.6 million, respectively, under the administration agreement.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name. Fifth Street Capital LLC is controlled by Mr. Tannenbaum, its managing member.

Recent Developments

On January 1, 2014, we entered into an administration agreement with a new administrator, FSC CT, Inc., under substantially similar terms as our prior administration agreement with FSC, Inc. Similar to FSC, Inc., FSC CT, Inc. is controlled by Mr. Tannenbaum.

On January 30, 2014, we increased the borrowing capacity under our ING-led credit facility to $620 million from $605 million.

Recently Issued Accounting Standards

See Note 2 to the Consolidated Financial Statements for a description of recent accounting pronouncements, including the expected dates of adoption and the anticipated impact on the Consolidated Financial Statements.

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments, cash and cash equivalents and idle funds investments. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income will be affected by changes in various interest rates, including LIBOR and prime rates, to the extent our debt investments include floating interest rates. In addition, our investments are carried at fair value as determined in good faith by our Board of Directors in accordance with the 1940 Act (See “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Investment Valuation”). Our valuation methodology utilizes discount rates in part in valuing our investments, and changes in those discount rates may have an impact on the valuation of our investments.

As of December 31, 2013, 72.1% of our debt investment portfolio (at fair value) and 72.2% of our debt investment portfolio (at cost) bore interest at floating rates. The composition of our floating rate debt investments by cash interest rate floor (excluding PIK) as of December 31, 2013 and September 30, 2013 was as follows:

	December 31, 2013		September 30, 2013
	Fair Value	% of Floating Rate Portfolio	Fair Value	% of Floating Rate Portfolio
Under 1%	$136,852	8.39%	$115,659	9.57%
1% to under 2%	1,410,504	86.44	1,007,366	83.35
2% to under 3%	48,438	2.97	48,649	4.03
3% and over	35,964	2.20	36,913	3.05
Total	$1,631,758	100.00%	$1,208,587	100.00%

Based on our Consolidated Statement of Assets and Liabilities as of December 31, 2013, the following table shows the approximate annualized increase (decrease) in components of net assets resulting from operations of hypothetical base rate changes in interest rates, assuming no changes in our investment and capital structure.

Basis point increase(1)	Interest income	Interest expense	Net increase (decrease)
500	$63,500	$(28,200)	$35,300
400	47,100	(22,600)	24,500
300	30,600	(16,900)	13,700
200	14,400	(11,300)	3,100
100	1,500	(5,600)	(4,100)

(1)	A decline in interest rates would not have a material impact on our Consolidated Financial Statements.

We regularly measure exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on this review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. The following table shows a comparison of the interest rate base for our interest-bearing cash and outstanding investments, at principal, and our outstanding borrowings as of December 31, 2013 and September 30, 2013:

	December 31, 2013		September 30, 2013
	Interest Bearing Cash and Investments	Borrowings	Interest Bearing Cash and Investments	Borrowings
Money market rate	$42,600	$—	$147,359	$—
Prime rate	18,599	—	2,886	$—
LIBOR
1-month	61,267	564,228	57,604	188,000
3-month	1,548,636	29,000	1,143,068	—
Fixed rate	627,640	458,000	582,340	458,000
Total	$2,298,742	$1,051,228	$1,933,257	$646,000

SENIOR SECURITIES
(dollar amounts in thousands, except per share data)

Information about our senior securities (including debt securities and other indebtedness) is shown in the following table as of December 31, 2013 and the fiscal years ended September 30, 2012 and 2013. We had no senior securities outstanding as of September 30 of any prior fiscal years. The report of our independent registered public accounting firm, PricewaterhouseCoopers LLP, on the information provided as of the fiscal years presented is included as an exhibit to the registration statement of which this prospectus is a part.

Class and Year(1)	Total Amount Outstanding Exclusive of Treasury Securities(2)	Asset Coverage Per Unit(3)	Involuntary Liquidating Preference Per Unit(4)	Average Market Value Per Unit
ING Facility
Fiscal 2011	$133,500	$3,328	—	N/A
Fiscal 2012	141,000	3,857	—	N/A
Fiscal 2013	168,000	3,949	—	N/A
Fiscal 2014 (as of December 31, 2013, unaudited)	433,250	2,630	—	N/A
Wells Fargo Facility
Fiscal 2011	$39,524	$3,328	—	N/A
Fiscal 2012	60,251	3,857	—	N/A
Fiscal 2013	20,000	3,949	—	N/A
Fiscal 2014 (as of December 31, 2013, unaudited)	50,072	2,630	—	N/A
Sumitomo Facility
Fiscal 2011	$5,000	$3,328	—	N/A
Fiscal 2012	—	—	—	N/A
Fiscal 2013	—	—	—	N/A
Fiscal 2014 (as of December 31, 2013, unaudited)	80,907	2,630	—	N/A
Convertible Notes
Fiscal 2011	$135,000	$3,328	—	N/A
Fiscal 2012	115,000	3,857	—	N/A
Fiscal 2013	115,000	3,949	—	N/A
Fiscal 2014 (as of December 31, 2013, unaudited)	115,000	2,630	—	N/A
2024 Notes
Fiscal 2013	$75,000	$3,949	—	$981.40
Fiscal 2014 (as of December 31, 2013, unaudited)	75,000	2,630	—	921.60
2028 Notes
Fiscal 2013	$86,250	$3,949	—	$947.80
Fiscal 2014 (as of December 31, 2013, unaudited)	86,250	2,630	—	877.80

(1)	We have excluded our SBA-guaranteed debentures from this table because the SEC has granted us exemptive relief that permits us to exclude such debentures from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources.”
(2)	Total amount of each class of senior securities outstanding at the end of the period, presented in thousands.
(3)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”
(4)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

BUSINESS

General

We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We are externally managed and advised by Fifth Street Management.

From inception through December 31, 2013, we had originated $4.0 billion of funded debt and equity investments. Our portfolio totaled $2.4 billion at fair value at December 31, 2013 and was comprised of 111 investments, 95 of which were in operating companies and 16 of which were in private equity funds. The 16 investments in private equity funds represented less than 1% of the fair value of our assets at December 31, 2013. The 91 debt investments in our portfolio as of December 31, 2013 had a weighted average debt to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) multiple of 4.22x calculated at the time of origination of the investment. The weighted average annual yield of our debt investments as of December 31, 2013 was approximately 10.9%, of which 9.9% represented cash payments and 1.0% represented payment-in-kind, or PIK, interest and other non-cash items. As of December 31, 2013, there were no investments on which we had stopped accruing interest.

Our investments generally range in size from $10 million to $100 million and are principally in the form of first lien, second lien (collectively, “senior secured”) and subordinated debt investments, which may also include an equity component. Although our focus could change, we are currently focusing our origination efforts on a prudent mix of first lien, second lien and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining adequate credit protection. As of December 31, 2013, 81.1% of our portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock or other equity interests in 53 of our 111 portfolio companies as of December 30, 2013.

We generally invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. As of December 31, 2013, 49.6% of our debt portfolio at fair value consisted of debt securities for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, a substantial portion of our debt investments have variable interest rates that reset periodically based on benchmarks such as the London-Interbank Offered Rate and prime rate. As a result, significant increases in such benchmarks in the future would make it more difficult for these borrowers to service their obligations under the debt investments that we hold. Further, certain of our investments bear PIK interest. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected. Instruments bearing PIK interest typically carry higher interest rates as a result of their payment deferral and increased credit risk. When we recognize income in connection with PIK interest, there is a risk that such income may become uncollectible if the borrower defaults. For additional information regarding PIK interest and related risks, see “Risk Factors — Risks Relating to Our Business and Structure — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income,” and “Risk Factors — Risks Relating to Our Investments — We may be exposed to higher risks with respect to our investments that include original issue discount or PIK interest.”

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or “BDC,” under the Investment Company Act of 1940, as amended, or the “1940 Act.” As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to continue to, finance our investments through borrowings. However, as a business development company, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least

200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. The fact that a portion of the fee payable to our investment adviser is based upon our gross assets, including borrowings for investment purposes, may encourage our investment adviser to use leverage to make additional investments. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. As of December 31, 2013, we had a debt to equity ratio (excluding SBA debentures) of 0.61x (i.e., one dollar of equity for each $0.61 of non-SBA debt outstanding). See “Regulation — Business Development Company Regulations.”

We have also elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the “Code.” See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders if we meet certain source-of-income, income distribution and asset diversification requirements.

In addition, we maintain wholly-owned subsidiaries that are licensed as small business investment companies, or SBICs, and regulated by the Small Business Administration, or the “SBA.” See “Regulation — Small Business Investment Company Regulations.” The SBIC licenses allow us, through our wholly-owned subsidiaries, to issue SBA-guaranteed debentures. We have received exemptive relief from the Securities and Exchange Commission, or “SEC,” to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. Pursuant to the 200% asset coverage ratio limitation, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us. For example, as of December 31, 2013, we had approximately $2.2 billion in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us, which would permit us to borrow up to approximately $2.2 billion, notwithstanding other limitations on our borrowings pursuant to our credit facilities.

As a result of our receipt of exemptive relief from the SEC for our SBA debt, we have increased capacity to fund up to $225 million (the maximum amount of SBA-guaranteed debentures our SBICs may currently have outstanding once certain conditions have been met) of investments with SBA-guaranteed debentures in addition to being able to fund investments with borrowings up to the maximum amount of debt that the 200% asset coverage ratio limitation would allow us to incur. As a result, we, in effect, are permitted to have a lower asset coverage ratio than the 200% asset coverage ratio limitation under the 1940 Act and, therefore, we can have more debt outstanding than assets to cover such debt. For example, we are able to borrow up to $225 million more than the approximately $2.2 billion permitted under the 200% asset coverage ratio limit as of December 31, 2013. For additional information on SBA regulations that affect our access to SBA-guaranteed debentures, see “Risk Factors — Risks Relating to Our Business and Structure — Any failure to comply with SBA regulations could have a material adverse effect on our SBIC subsidiaries’ operations.”

Our SBIC subsidiaries held approximately $331.2 million, or 13.5%, of our total assets at December 31, 2013.

The Investment Adviser

Our investment adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” Our investment adviser serves pursuant to the investment advisory agreement in accordance with the Advisers Act, under which it receives a management fee as a percentage of our gross assets and incentive fees as a percentage of our ordinary income and capital gains from us. Additionally, our investment adviser is affiliated with Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $3.6 billion in small and mid-sized companies, including the investments made by us, since 1998. Mr. Tannenbaum and his respective private investment firms have originated over 160 investments.

Our investment adviser also currently serves as the investment adviser to Fifth Street Senior Floating Rate Corp. (“FSFR”), a business development company focused on making senior loans to middle market companies that bear interest on the basis of a floating base lending rate as compared to our primary investment focus which is more generally on debt and equity investments in small and mid-sized companies. However, there may be overlap in terms of our targeted investments. See “Certain Relationships and Related Party Transactions.”

The key principals and members of senior management of our investment adviser are Mr. Tannenbaum, our chief executive officer and our investment adviser’s managing partner, Bernard D. Berman, our president, chief compliance officer and secretary and a partner of our investment adviser, Ivelin M. Dimitrov, our chief investment officer and a partner of our investment adviser, Juan E. Alva, a partner of our investment adviser, Sunny K. Khorana, a partner of our investment adviser, Casey J. Zmijeski, a partner of our investment adviser, Alexander C. Frank, our chief financial officer and a partner of our investment adviser, and Frederick D. Buffone, a managing director of our investment adviser.

Business Strategy

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

•	Capitalize on our investment adviser’s strong relationships with private equity sponsors. Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in small and mid-sized companies. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. In addition to being our principal source of originations, we believe that private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.
•	Focus on established small and mid-sized companies. We believe that there are fewer finance companies focused on transactions involving small and mid-sized companies than larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally invest in companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are in the early stages of building management teams and/or a revenue base.
•	Continue our growth of direct originations. Over the last several years, the principals of our investment adviser have developed an origination strategy that allows us to directly originate a significant portion of our investments. We believe that the benefits of direct originations include, among other things, our ability to control the structuring of investment protections and to generate origination and exit fees.
•	Employ disciplined underwriting policies and rigorous portfolio management. Our investment adviser has developed an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments, and seek to invest alongside private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, compliance certificates and covenants, meet with management and attend board meetings.
•	Structure our debt investments to minimize risk of loss and achieve attractive risk-adjusted returns. We structure our debt investments on a conservative basis with high cash yields, cash origination fees, low leverage levels and strong investment protections, including prepayment fees. As of December 31, 2013, the weighted average yield of our debt investments was approximately 10.9%, which includes a cash component of 9.9%. Our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections, coupled with the other features of our investments described above, should allow us to reduce our risk of capital loss and achieve attractive risk adjusted returns; however, there can be no assurance that we will be able to successfully structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns.
•	Benefit from lower, fixed, long-term cost of capital. The SBIC licenses held by our wholly-owned SBIC subsidiaries allow them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Because lower cost SBA leverage is a significant part of our capital base, our relative cost of debt capital may be lower than many of our competitors. In addition, SBIC leverage represents a stable, long-term component of our capital structure that should permit the proper matching of duration and cost compared to our portfolio investments.
•	Leverage the skills and experience of our investment adviser. The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and they also have experience managing distressed companies. We believe that our investment adviser’s expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Investment Criteria

The principals of our investment adviser have identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies and they use these criteria and guidelines in evaluating investment opportunities for us. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

•	Established companies with a history of positive operating cash flow. We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability on an operating cash flow basis.
•	Ability to exert meaningful influence. We primarily target investment opportunities in which we will be the lead/sole investor in our tranche and in which we can add value through active participation in the direction of the company, often through advisory positions.
•	Private equity sponsorship. We generally seek to invest in companies in connection with private equity sponsors who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and advisor that will actively work with the company and its management team to meet company goals and create value. We assess a private equity sponsor’s commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.
•	Seasoned management team. We generally will require that our portfolio companies have a seasoned management team, with strong corporate governance. We also seek to invest in companies that have proper incentives in place, including having significant equity interests, to motivate management to act in accordance with our interests.
•	Defensible and sustainable business. We seek to invest in companies with proven products and/or services and strong regional or national operations.
•	Exit strategy. We generally seek to invest in companies that we believe possess attributes that will provide us with the ability to exit our investments. We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company through which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Deal Origination

Our deal originating efforts are focused on building relationships with private equity sponsors that are focused on investing in the small and mid-sized companies that we target. We divide the country geographically into Eastern, Central and Western regions and emphasize active, consistent sponsor coverage. The investment professionals of our investment adviser have developed an extensive network of relationships with these private equity sponsors. We estimate that there are approximately 1,500 of such private equity firms and our investment adviser has active relationships with approximately 240 of them. An active relationship is one through which our investment adviser has received at least one investment opportunity from the private equity sponsor within the last year.

Our investment adviser reviewed over 800 potential investment transactions with private equity sponsors during the year ended September 30, 2013. A significant portion of the investment transactions that we have completed to date were originated through our investment adviser’s relationships with private equity sponsors. We believe that our investment adviser has a reputation as a reliable, responsive and efficient source of funding to support private equity investments. We believe that this reputation and the relationships of our investment adviser with private equity sponsors will provide us with significant investment opportunities.

Our origination process is designed to efficiently evaluate a large number of opportunities and to identify the most attractive of such opportunities. A significant number of opportunities that clearly do not fit our investment criteria are screened by the partners of our investment adviser when they are initially identified. If an originator believes that an opportunity fits our investment criteria and merits consideration, the investment is presented to our investment adviser’s Investment Committee. This is the first stage of our origination process, the “Review” stage. During this stage, the originator gives a preliminary description of the opportunity. This is followed by preliminary due diligence, from which an investment summary is created. The opportunity may be discussed several times by the full Investment Committee of our investment adviser, or subsets of that Committee. At any point in this stage, we may reject the opportunity, and, indeed, we have historically decided not to proceed with more than 80% of the investment opportunities reviewed by our investment adviser’s Investment Committee.

For the subset of opportunities that we decide to pursue, we issue preliminary term sheets and classify them in the “Term Sheet Issued” stage. This term sheet serves as a basis for negotiating the critical terms of a transaction. At this stage we begin our underwriting and investment approval process, as more fully described below. After the term sheet for a potential transaction has been fully negotiated, the transaction is presented to our investment adviser’s Investment Committee for approval. If the deal is approved, the term sheet is signed. Approximately half of the term sheets we issue result in an executed term sheet. Our underwriting and investment approval process is ongoing during this stage, during which we begin documentation of the loan. The final stage, “Closings,” culminates with the funding of an investment only after all due diligence is satisfactorily completed and all closing conditions, including the sponsor’s funding of its investment in the portfolio company, have been satisfied.

Underwriting

Underwriting Process and Investment Approval

We make our investment decisions only after consideration of a number of factors regarding the potential investment including, but not limited to: (i) historical and projected financial performance; (ii) company and industry specific characteristics, such as strengths, weaknesses, opportunities and threats; (iii) composition and experience of the management team; and (iv) track record of the private equity sponsor leading the transaction. Our investment adviser uses a proprietary scoring system that evaluates each opportunity. This methodology is employed to screen a high volume of potential investment opportunities on a consistent basis.

If an investment is deemed appropriate to pursue, a more detailed and rigorous evaluation is made along a variety of investment parameters, not all of which may be relevant or considered in evaluating a potential investment opportunity. The following outlines the general parameters and areas of evaluation and due diligence for investment decisions, although not all will necessarily be considered or given equal weighting in the evaluation process.

Management assessment

Our investment adviser makes an in-depth assessment of the management team, including evaluation along several key metrics:

•	The number of years in their current positions;
•	Track record;
•	Industry experience;
•	Management incentive, including the level of direct investment in the enterprise;
•	Background investigations; and
•	Completeness of the management team (lack of positions that need to be filled).

Industry dynamics

An evaluation of the industry is undertaken by our investment adviser that considers several factors. If considered appropriate, industry experts will be consulted or retained. The following factors are analyzed by our investment adviser:

•	Sensitivity to economic cycles;
•	Competitive environment, including number of competitors, threat of new entrants or substitutes;
•	Fragmentation and relative market share of industry leaders;
•	Growth potential; and
•	Regulatory and legal environment.

Business model and financial assessment

Prior to making an investment decision, our investment adviser will undertake a review and analysis of the financial and strategic plans for the potential investment. There is significant evaluation of and reliance upon the due diligence performed by the private equity sponsor and third party experts including accountants and consultants. Areas of evaluation include:

•	Historical and projected financial performance;
•	Quality of earnings, including source and predictability of cash flows;
•	Customer and vendor interviews and assessments;
•	Potential exit scenarios, including probability of a liquidity event;
•	Internal controls and accounting systems; and
•	Assets, liabilities and contingent liabilities.

Private equity sponsor

Among the most critical due diligence investigations is the evaluation of the private equity sponsor making the investment. A private equity sponsor is typically the controlling shareholder upon completion of an investment and as such is considered critical to the success of the investment. The private equity sponsor is evaluated along several key criteria, including:

•	Investment track record;
•	Industry experience;
•	Capacity and willingness to provide additional financial support to the company through additional capital contributions, if necessary; and
•	Reference checks.

Investments

We target debt investments that will yield meaningful current income and also provide the opportunity for capital appreciation through our ownership of equity securities in our portfolio companies. We typically structure our debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. In most cases, our debt investment will be collateralized by a first or second lien on the assets of the portfolio company. As of December 31, 2013, 49.6% of our portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of the portfolio company.

Debt Investments

We tailor the terms of our debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of return is monthly cash interest that we collect on our debt investments. As of December 31, 2013, we had directly originated a majority of our debt investments. We are currently focusing our origination efforts on a prudent mix of first lien, second lien and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining adequate credit protection.

•	First Lien Loans. Our first lien loans generally have terms of four to six years, provide for a variable or fixed interest rate, contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower. Our first lien loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.
•	Second Lien Loans. Our second lien loans generally have terms of four to six years, primarily provide for a fixed interest rate, contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. Our second lien loans often include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity.
•	Unsecured Loans. Our unsecured investments generally have terms of five to six years and provide for a fixed interest rate. We may make unsecured investments on a stand-alone basis, or in connection with a senior secured loan, a junior secured loan or a “one-stop” financing. Our unsecured investments may include PIK interest and an equity component, such as warrants to purchase common stock in the portfolio company.

We typically structure our debt investments to include covenants that seek to minimize our risk of capital loss. Our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. Our debt investments also have substantial prepayment penalties designed to extend the life of the average loan, which we believe will help to grow our portfolio.

Equity Investments

When we make a debt investment, we may be granted equity in the company in the same class of security as the sponsor receives upon funding. In addition, we may from time to time make non-control, equity co-investments in connection with private equity sponsors. We generally seek to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights.

Private Equity Fund Investments

We make investments in the private equity funds of certain private equity sponsors we partner with in making investments in small and mid-sized companies. In general, we make these investments where we have a long term relationship and are comfortable with the sponsor’s business model and investment strategy. As of December 31, 2013, we had investments in 16 private equity funds, which represented less than 1% of the fair value of our assets as of such date.

Portfolio Management

Active Involvement in our Portfolio Companies

As a business development company, we are obligated to offer to provide managerial assistance to our portfolio companies and to provide it if requested. In fact, we provide managerial assistance to our portfolio companies as a general practice and we seek investments where such assistance is appropriate. We monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. We have several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

•	review of monthly and quarterly financial statements and financial projections for portfolio companies;
•	periodic and regular contact with portfolio company management to discuss financial position requirements and accomplishments;
•	attendance at board meetings;
•	periodic formal update interviews with portfolio company management and, if appropriate, the private equity sponsor; and
•	assessment of business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan.

Ranking Criteria

In addition to various risk management and monitoring tools, we use an investment ranking system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We use a four-level numeric ranking scale. The following is a description of the conditions associated with each investment ranking:

•	Investment Ranking 1 is used for investments that are performing above expectations and/or capital gains are expected.
•	Investment Ranking 2 is used for investments that are performing substantially within our expectations, and whose risks remain materially consistent with the potential risks at the time of the original or restructured investment. All new investments are initially ranked 2.
•	Investment Ranking 3 is used for investments that are performing below our expectations and for which risk has materially increased since the original or restructured investment. The portfolio company may be out of compliance with debt covenants and may require closer monitoring. To the extent that the underlying agreement has a PIK interest provision, investments with a ranking of 3 are generally those on which we are not accruing PIK interest.
•	Investment Ranking 4 is used for investments that are performing substantially below our expectations and for which risk has increased substantially since the original or restructured investment. Investments with a ranking of 4 are those for which some loss of principal is expected and are generally those on which we are not accruing cash interest.

In the event that we determine that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we will undertake more aggressive monitoring of the affected portfolio company. While our investment ranking system identifies the relative risk for each investment, the ranking alone does not dictate the scope and/or frequency of any monitoring that we perform. The frequency of our monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.

The following table shows the distribution of our investments on the 1 to 4 investment ranking scale at fair value as of December 31, 2013:

Investment Ranking	Fair Value (thousands)	% of Portfolio
1	$118,070	4.97%
2	2,258,642	95.03
3	—	—
4	—	—
Total	$2,376,712	100.00%

Valuation of Portfolio Investments and Net Asset Value Determinations

As a business development company, we generally invest in illiquid securities including debt and equity investments of small and mid-sized companies. All of our investments are recorded at fair value as determined in good faith by our Board of Directors.

Authoritative accounting guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

In accordance with authoritative accounting guidance, we perform detailed valuations of our debt and equity investments on an individual basis, using bond yield, income and market approaches as appropriate. In general, we utilize a bond yield method for the majority of our investments, as long as it is appropriate. If, in our judgment, the bond yield approach is not appropriate, we may use the market approach, income approach, or, in certain cases, an alternative methodology potentially including an asset liquidation, expected recovery model or other alternative approaches.

Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of earnings before interest, taxes, depreciation and amortization (EBITDA), cash flows, net income, revenues, or in limited cases, book value. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on projections of the future free cash flows of the business.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by our finance department;
•	Preliminary valuations are then reviewed and discussed with the principals of the investment adviser;
•	Separately, independent valuation firms engaged by our Board of Directors prepare preliminary valuations on a selected basis and submit the reports to us;

•	Our finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;
•	Our finance department prepares a valuation report for the Audit Committee of our Board of Directors;
•	The Audit Committee of our Board of Directors is apprised of the preliminary valuations of the independent valuation firms;
•	The Audit Committee of our Board of Directors reviews the preliminary valuations, and our finance department responds and supplements the preliminary valuations to reflect any comments provided by the Audit Committee;
•	The Audit Committee of our Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in our portfolio; and
•	Our Board of Directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith.

Our Board of Directors has authorized the engagement of independent valuation firms to provide us with valuation assistance. We will continue to engage independent valuation firms to provide us with assistance regarding our determination of the fair value of selected portfolio securities each quarter; however, our Board of Directors is ultimately and solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and a consistently applied valuation process.

We intend to have a portion of the portfolio valued by an independent third party on a quarterly basis, with a substantial portion being valued over the course of each fiscal year. The percentages of our portfolio, at fair value, valued by independent valuation firms each period during the current and two preceding fiscal years were as follows:

For the quarter ended December 31, 2010	73.9%
For the quarter ended March 31, 2011	82.0%
For the quarter ended June 30, 2011	82.9%
For the quarter ended September 30, 2011	91.2%
For the quarter ended December 31, 2011	89.1%
For the quarter ended March 31, 2012	87.3%
For the quarter ended June 30, 2012	84.3%
For the quarter ended September 30, 2012	79.6%
For the quarter ended December 31, 2012	79.5%
For the quarter ended March 31, 2013	73.8%
For the quarter ended June 30, 2013	76.4%
For the quarter ended September 30, 2013	86.5%
For the quarter ended December 31, 2013	78.9%

Determination of fair values involves subjective judgments and estimates. The notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Quarterly Net Asset Value Determination

We determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share of our common stock is equal to the value of our total assets minus liabilities divided by the total number of shares of common stock outstanding.

Determinations in Connection with Certain Offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value per share of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making such determination:

•	the net asset value per share of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value per share of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between the net asset value per share of our common stock most recently disclosed by us and our management’s assessment of any material change in the net asset value per share of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

This determination will not require that we calculate the net asset value per share of our common stock in connection with such offerings of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value per share of our common stock at the time at which the sale is made.

Competition

We compete for investments with a number of business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make smaller investments.

We believe that some of our competitors make loans with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We may face increasing competition for investment opportunities, which could reduce returns and result in losses.”

Employees

We do not have any employees. Our day-to-day investment operations are managed by our investment adviser. See “Investment Advisory Agreement.” Our investment adviser utilizes over 30 investment professionals, including its principals. In addition, we reimburse our administrator, FSC CT, Inc., for the allocable portion of overhead and other expenses incurred by it in performing its obligations under an administration agreement, including our allocable portion of the costs of compensation of our chief financial officer and chief compliance officer, and their staffs. For a more detailed discussion of the administration agreement, see “Administration Agreement.”

Properties

We do not own any real estate or other physical properties material to our operations. We utilize office space that is leased by our affiliates for our principal executive office at 10 Bank Street, 12th Floor, White Plains, NY 10606, as well as additional office space at 2 Greenwich Office Park, 2nd Floor, Greenwich, CT 06831, 311 South Wacker Drive, Suite 3380, Chicago, IL 60606 and 250 Cambridge Avenue, Suite 201, Palo Alto, CA 94306.

Legal Proceedings

Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are currently not a party to any pending material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2013, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observation or participation rights we may receive. For example, certain of our officers currently serve as members of the boards of certain of our portfolio companies.

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment
Traffic Solutions Holdings, Inc. 815 Waiakamilo Road, #C Honolulu, HI 96817	Construction and engineering	Second Lien Term Loan, 12% cash 3% PIK due 12/31/2016		$14,606	$14,597	$14,635
		LC Facility, 8.5% cash due 12/31/2016			(3)	—
		746,114 Series A Preferred Units			13,193	16,297
		746,114 Class A Common Stock Units	68.1%		5,316	10,589
					33,103	41,521
TransTrade Operators, Inc. 1040 Trade Avenue, Suite 106 DFW Airport, TX 75261	Air freight and logistics	First Lien Term Loan, 11% cash 3% PIK due 5/31/2016		14,154	14,154	14,021
		First Lien Revolver, 8% cash due 5/31/2016		—	—	—
		596.67 Series A Common Units in TransTrade Holding LLC			—	—
		3,033,333.33 Preferred Units in TransTrade Holding LLC	59.7%		4,117	685
					18,271	14,706
HFG Holdings, LLC 199 Water Street, 31st Floor New York, NY 10038	Specialized finance	First Lien Term Loan, 6% cash 4% PIK due 6/10/2019		94,087	94,087	94,187
		860,000 Class A Units	88.8%		22,347	22,782
					116,434	116,969
First Star Aviation, LLC 10 Bank Street, 12th Floor White Plains, NY 10606	Airlines	First Lien Term Loan, 9% cash 3% PIK due 1/9/2018		33,862	33,862	33,900
		10,104,401 Common Units	100.0%		10,104	11,057
					43,966	44,957
Eagle Hospital Physicians, LLC 5901 C Peachtree, Dunwoody Road, Site 350 Atlanta, GA 30328	Healthcare services	First Lien Term Loan A, 8% PIK due 8/1/2016		11,379	11,379	11,344
		First Lien Term Loan B, 8.1% PIK due 8/1/2016		3,105	3,105	3,103
		First Lien Revolver, 8% cash due 8/1/2016		933	933	932
		4,100,000 Class A Common Units	80.0%		4,100	6,163
					19,517	21,542
Caregiver Services, Inc. 10541 NW 17th Avenue Miami, FL 33122	Healthcare services	Second Lien Term Loan, 10% cash 2% PIK due 6/30/2019		9,007	9,007	9,015
		1,080,399 shares of Series A Preferred Stock			1,080	3,569
					10,087	12,584
AmBath/ReBath Holdings, Inc. 421 West Alameda Drive Tempe, AZ 85282	Home improvement retail	First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2016		2,873	2,873	2,947
		First Lien Term Loan B, 12.5% cash 2.5% PIK due 4/30/2016		25,843	25,843	25,665
		4,668,788 Shares of Preferred Stock			—	516
					28,716	29,128
Fitness Edge, LLC 1100 Kings Highway Fairfield, CT 06825	Leisure facilities	1,000 Common Units	2.0%		43	215
					43	215
Thermoforming Technology Group LLC 714 Walnut Street Mount Carmel, IL 62863	Industrial machinery	2.28% membership interest	2.3%		849	849
					849	849

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment
HealthDrive Corporation 25 Needham Street Newtown, MA 02461	Healthcare services	First Lien Term Loan A, 10% cash due 7/17/2014		$4,164	$4,162	$4,076
		First Lien Term Loan B, 12% cash 1% PIK due 7/17/2014		10,791	10,791	10,790
		First Lien Revolver, 12% cash due 7/17/2014		2,266	2,266	2,282
					17,219	17,148
Cenegenics, LLC 851 South Rampart Boulevard Las Vegas, NV 89145	Healthcare services	First Lien Term Loan, 9.75% cash due 9/30/2019		33,200	33,177	33,239
		414,419 Common Units	3.5%		598	1,303
					33,775	34,542
Riverlake Equity Partners II, LP 699 Boylston Street, 8th Floor – One Exeter Plaza Boston, MA 02116	Multi-sector holdings	1.78% limited partnership interest	1.8%		436	427
					436	427
Riverside Fund IV, LP 699 Boylston Street, 8th Floor – One Exeter Plaza Boston, MA 02116	Multi-sector holdings	0.34% limited partnership interest	0.3%		713	654
					713	654
Psilos Group Partners IV, LP 140 Broadway, 51st Floor New York, NY 10005	Multi-sector holdings	2.35% limited partnership interest	2.4%		—	—
					—	—
Mansell Group, Inc. 2 Securities Center, 3500 Piedmont+A5 Road, Suite 320 Atlanta, GA 30305	Advertising	First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2015		5,998	5,956	6,060
		First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 4/30/2015		9,461	9,408	9,547
		First Lien Revolver, LIBOR+6% (3% floor) cash due 4/30/2015			(11)	—
					15,353	15,607
Enhanced Recovery Company, LLC 8014 Bayberry Road Jacksonville, FL 32256	Diversified support services	First Lien Term Loan A, LIBOR+7% (2% floor) cash due 8/13/2015		11,500	11,416	11,497
		First Lien Term Loan B, LIBOR+10% (2% floor) cash 1% PIK due 8/13/2015		16,014	15,930	16,021
		First Lien Revolver, LIBOR+7% (2% floor) cash due 8/13/2015		500	470	500
					27,816	28,018
Specialty Bakers LLC 450 South Slate Road Marysville, LA 17053	Food distributors	First Lien Term Loan A, LIBOR+8.5% cash due 9/15/2015		3,139	3,035	3,138
		First Lien Term Loan B, LIBOR+11% (2.5% floor) cash due 9/15/2015		11,000	10,899	10,995
		First Lien Revolver, LIBOR+8.5% cash due 9/15/2015		2,000	1,963	2,003
					15,897	16,136
Welocalize, Inc. 241 East 4th St. Suite 207 Frederick, MD 21701	Internet software & services	3,393,060 Common Units in RPWL Holdings, LLC	4.0%		3,393	7,277
					3,393	7,277
Miche Bag, LLC 10808 S. River Front Pkwy, Suite 150 South Jordan, UT 84095	Apparel, accessories & luxury goods	First Lien Term Loan B, LIBOR+10% (3% floor) 3% PIK due 12/7/2015		17,666	16,543	17,409
		First Lien Revolver, LIBOR+7% (3% floor) cash due 12/7/2015			(29)	—
		10,371 Series A Preferred Equity units in Miche Bag Holdings, LLC			1,037	40
		19,417 Series A Common Equity units in Miche Bag Holdings, LLC			—	—

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment
		1,358.854 Series C Preferred Equity units in Miche Bag Holdings, LLC			$136	$—
		146,289 Series D Common Equity units in Miche Bag Holdings, LLC	3.4%		1,463	—
					19,150	17,449
Bunker Hill Capital II (QP), LP 260 Franklin Street, Suite 1860 Boston, MA 02110	Multi-sector holdings	0.51% limited partnership interest(12)	0.5%		361	263
					361	263
Drugtest, Inc. 12600 Northborough Drive, Suite 300 Houston, TX 77067	Human resources & employment services	First Lien Term Loan A, LIBOR+7.5% (0.75% floor) cash due 6/27/2018		$38,317	38,189	38,605
		First Lien Term Loan B, LIBOR+10% (1% floor) 1.5% PIK due 6/27/2018		15,792	15,712	15,767
		First Lien Revolver, LIBOR+6% (1% floor) cash due 6/27/2018(10)			(38)	—
					53,863	54,372
Physicians Pharmacy Alliance, Inc. 118 MacKenan Drive, Suite 200 Cary, NC 27511	Healthcare services	First Lien Term Loan, LIBOR+9% cash 1.5% PIK due 1/4/2016		11,433	11,293	11,434
		First Lien Revolver, LIBOR+6% cash due 1/4/2016(10)			(16)	—
					11,277	11,434
Cardon Healthcare Network, LLC 4185 Technology Forest Boulevard, Suite 200 The Woodlands, TX 77381	Diversified support services	69,487 Class A Units	0.6%		265	507
					265	507
Phoenix Brands Merger Sub LLC 1 Landmark Square, Suite 1810 Stamford, CT 06901	Household products	Senior Term Loan, LIBOR+5% (1.5% floor) cash due 1/31/2016		5,196	5,122	5,119
		Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		21,821	21,556	21,001
		Senior Revolver, LIBOR+5% (1.5% floor) cash due 1/31/2016		3,000	2,930	3,000
					29,608	29,120
CCCG, LLC 1640 South 101st E. Avenue Tulsa, OK 74128	Oil & gas equipment services	First Lien Term Loan, LIBOR+8% (1.75% floor) cash 1% PIK due 12/29/2017		35,328	34,926	34,727
		First Lien Revolver, LIBOR+5.5% (1.75% floor) cash due 12/31/2014			—	—
					34,926	34,727
Maverick Healthcare Group, LLC 2546 West Birchwood Avenue, Suite 101-104 Mesa, AZ 85202	Healthcare equipment	First Lien Term Loan A, LIBOR+9% (1.75% floor) cash due 12/31/2016		9,900	9,900	9,919
		First Lien Term Loan B, LIBOR+9% (1.75% floor) cash due 12/31/2016		38,800	38,470	38,745
					48,370	48,664
Refac Optical Group 1 Harmon Drive Blackwood, NJ 08012	Specialty stores	First Lien Term Loan A, LIBOR+7.5% cash due 9/30/2018		23,846	23,704	23,928
		First Lien Term Loan B, LIBOR+8.5% cash 1.75% PIK due 9/30/2018		33,023	32,752	33,131
		First Lien Term Loan C, 12% cash due 12/31/2014		7,757	7,757	7,757
		First Lien Revolver, LIBOR+7.5% cash due 9/30/2018		4,400	4,341	4,400
		1,550.9435 Shares of Common Stock in Refac Holdings, Inc.			1	—

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment
		500.9435 Shares of Series A-2 Preferred Stock in Refac Holdings, Inc.			$305	$—
		1,000 Shares of Series A Preferred Stock in Refac Holdings, Inc.	1.7%		999	889
					69,859	70,105
GSE Environmental, Inc. 19103 Gundle Road Houston, TX 77073	Environmental & facilities services	First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/27/2016		$3,780	3,730	3,175
					3,730	3,175
Baird Capital Partners V, LP 777 East Wisconsin Avenue Milwaukee, WI 53202	Multi-sector holdings	0.40% limited partnership interest	0.4%		649	743
					649	743
Charter Brokerage, LLC 30 S. Wacker Drive, Suite 3700 Chicago, IL 60606	Oil & gas equipment services	Senior Term Loan, LIBOR+6.5% (1.5% floor) cash due 10/10/2016		28,534	28,458	28,840
		Subordinated Term Loan, 11.75% cash 2% PIK due 10/10/2017		12,036	11,986	11,999
		Senior Revolver, LIBOR+6.5% (1.5% floor) cash due 10/10/2016		1,067	1,030	1,067
					41,474	41,906
Discovery Practice Management, Inc. 4281 Katella Avenue, Suite 111 Los Alamitos, CA 90720	Healthcare services	First Lien Term Loan, LIBOR+9.75% cash due 11/4/2018		20,568	20,481	20,568
		First Lien Revolver, LIBOR+6% cash due 11/4/2018		600	580	600
					21,061	21,168
Milestone Partners IV, LP 555 East Lancaster Avenue, Suite 500 Radnor, PA 19087	Multi-sector holdings	0.86% limited partnership interest	0.9%		709	772
					709	772
Insight Pharmaceuticals LLC 1170 Wheeler Way, Suite 150 Langhorne, PA 19047	Pharmaceuticals	Second Lien Term Loan, LIBOR+11.75% (1.5% floor) cash due 8/25/2017		13,517	13,445	13,599
					13,445	13,599
National Spine and Pain Centers, LLC 330 Madison Avenue, 27th Floor New York, NY 10017	Healthcare services	Subordinated Term Loan, 11% cash 1.6% PIK due 9/27/2017		29,382	29,215	29,655
		317,282.97 Class A Units	0.6%		317	428
					29,532	30,083
RCPDirect, LP 100 N. Riverside Plaza Suite 2400 Chicago, IL 60606	Multi-sector holdings	0.91% limited partnership interest	0.9%		641	559
					641	559
The MedTech Group, Inc. 6 Century Road South Plainfield, NJ 07080	Healthcare equipment	Senior Term Loan, LIBOR+5.5% (1.25% floor) cash due 9/7/2016		12,366	12,303	12,373
					12,303	12,373
Digi-Star Acquisition Holdings, Inc. W5527 State Highway 106 Fort Atkinson, WI 53538	Industrial machinery	Subordinated Term Loan, 12% cash 1.5% PIK due 11/18/2017		16,509	16,428	16,694
		264.37 Class A Preferred Units			115	115
		2,954.87 Class A Common Units	1.0%		36	359
					16,579	17,168
CPASS Acquisition Company 130 West Canal Street Winooski, VM 05404	Internet software & services	First Lien Term Loan, LIBOR+9% (1.5% floor) cash 1% PIK due 11/21/2016		7,986	7,909	8,058
		First Lien Revolver, LIBOR+9% (1.5% floor) cash due 11/21/2016		250	239	250
					8,148	8,308

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment
Genoa Healthcare Holdings, LLC 18300 Cascade Ave. South Suite 251 Tukwila, WA 98188	Pharmaceuticals	Senior Term Loan, LIBOR+5.25% (1.25% floor) cash due 12/1/2016		$8,663	$8,663	$8,663
		Subordinated Term Loan, 12% cash 2% PIK due 6/1/2017		13,039	12,961	13,163
		Senior Revolver, LIBOR+5.25% (1.25% floor) cash due 12/1/2016			—	—
		500,000 Preferred units			261	282
		500,000 Class A Common Units	0.6%		25	651
					21,910	22,759
ACON Equity Partners III, LP 1133 Connecticut Avenue, NW, Suite 700 Washington, DC 20036	Multi-sector holdings	0.15% limited partnership interest	0.2%		336	151
					336	151
CRGT, Inc. 8150 Leesburg Pike, Suite 405 Vienna, VA 22182	IT consulting & other services	Subordinated Term Loan, 12.5% cash 3% PIK due 3/9/2018		26,947	26,770	27,753
					26,770	27,753
Riverside Fund V, LP 699 Boylston Street, 8th Floor – One Exeter Plaza Boston, MA 02116	Multi-sector holdings	0.48% limited partnership interest	0.5%		418	354
					418	354
World 50, Inc. 3525 Piedmont Road, NE Atlanta, GA 30305	Research & consulting services	First Lien Term Loan A, LIBOR+6.25% (1.5% floor) cash due 3/30/2017		10,537	10,451	10,701
		First Lien Term Loan B, 12.5% cash due 3/30/2017		7,000	6,947	7,111
		Senior Revolver, LIBOR+6.25% (1.5% floor) cash due 3/30/2017			(39)	—
					17,359	17,812
Nixon, Inc. 701 South Coast Highway Encinitas, CA 92024	Apparel, accessories & luxury goods	First Lien Term Loan, 8.75% cash 2.75% PIK due 4/16/2018		9,242	9,171	9,341
					9,171	9,341
JTC Education, Inc. 6602 E. 75th Street, Suite 200 Indianapolis, IN 46250	Education services	Subordinated Term Loan, 13% cash due 11/1/2017		14,500	14,420	14,605
		17,391 Shares of Series A-1 Preferred Stock			313	393
		17,391 Shares of Common Stock	0.6%		187	11
					14,920	15,009
BMC Acquisition, Inc. 300 West 6th Street, Suite 2300 Austin, TX 78701	Diversified financial services	Senior Term Loan, LIBOR+5.5% (1% floor) cash due 5/1/2017		5,220	5,192	5,212
		Senior Revolver, LIBOR+5% (1% floor) cash due 5/1/2017			(6)	—
		500 Series A Preferred Shares			499	553
		50,000 Common Shares	0.2%		1	—
					5,686	5,765
Ansira Partners, Inc. 2300 Locust Street St. Louis, Missouri 63103	Advertising	First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/4/2017		10,320	10,261	10,328
		First Lien Revolver, LIBOR+5.5% (1.5% floor) cash due 5/4/2017			(6)	—
		250 Preferred Units & 250 Class A Common Units of Ansira Holdings, LLC	0.2%		250	323
					10,505	10,651
Edmentum, Inc. 150 S. Saunders Rd., Suite 120 Lake Forest, IL 60045	Education services	Second Lien Term Loan, LIBOR+9.75% (1.5% floor) cash due 5/17/2019		17,000	17,000	17,100
					17,000	17,100

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment
I Drive Safely, LLC 5770 Armada Dr #200 Carlsbad, CA 92008	Education services	First Lien Term Loan, LIBOR+8.5% (1.5% floor) cash due 5/25/2017		$27,000	$26,986	$27,440
		First Lien Revolver, LIBOR+6.5% (1.5% floor) cash due 5/25/2017			(3)	—
		75,000 Class A Common Units of IDS Investments, LLC	1.6%		750	946
					27,733	28,386
Yeti Acquisition, LLC 3411 Hidalgo Street Austin, TX 78716	Leisure products	First Lien Term Loan A, LIBOR+8% (1.25% floor) cash due 6/15/2017		18,100	18,082	18,186
		First Lien Term Loan B, LIBOR+11.25% (1.25% floor) cash 1% PIK due 6/15/2017		12,000	11,993	12,025
		First Lien Revolver, LIBOR+8% (1.25% floor) cash due 6/15/2017			(6)	—
		1,500 Common Stock Units of Yeti Holdings, Inc.	1.4%		1,500	3,451
					31,569	33,662
Specialized Education Services, Inc. 385 Oxford Valley Road, Suite 408 Yardley, PA 19067	Education services	Senior Term Loan, LIBOR+5.5% (1.5% floor) cash due 6/28/2017		8,891	8,891	8,887
		Subordinated Term Loan, 11% cash 1.5% PIK due 6/28/2018		17,907	17,907	17,949
					26,798	26,836
PC Helps Support, LLC One Bala Plaza, Suite 434 Bala Cynwyd, PA 19004	IT consulting & other services	Subordinated Term Loan, 12% cash 1.5% PIK due 9/5/2018		18,876	18,876	19,046
		675 Series A Preferred Units of PCH Support Holdings, Inc.			675	515
		7,500 Class A Common Stock Units of PCH Support Holdings, Inc.	1.5%		75	—
					19,626	19,561
Olson + Co., Inc. 420 North Fifth Street, Suite 1000 Minneapolis, MN 55401	Advertising	First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 9/30/2017		13,853	13,853	13,854
		First Lien Revolver, LIBOR+5.5% (1.5% floor) cash due 9/30/2017			—	—
					13,853	13,854
Beecken Petty O’Keefe Fund IV, L.P. 131 South Dearborn, Suite 2800 Chicago, IL 60603	Multi-sector holdings	0.5% limited partnership interest	0.5%		211	211
					211	211
Deltek, Inc. 5022 Gate Parkway, Suite 200 Jacksonville, FL 32256	IT consulting & other services	Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 10/10/2019		25,000	25,000	25,371
		First Lien Revolver, LIBOR+4.75% (1.25% floor) cash due 10/10/2017			—	—
					25,000	25,371
First American Payment Systems, LP 201 Main St, Ste 1000 Fort Worth, TX 76102	Diversified support services	Second Lien Term Loan, LIBOR+9.5% (1.25% floor) cash due 4/12/2019		25,000	25,000	25,178
		First Lien Revolver, LIBOR+4.5% (1.25% floor) cash due 10/12/2017		233	233	233
					25,233	25,411
Dexter Axle Company 2900 Industrial Parkway East Elkhart, IN 46516	Auto parts & equipment	Subordinated Term Loan, 11.25% cash 2% PIK due 11/1/2019		30,717	30,717	31,073
		1,500 Common Shares in Dexter Axle Holding Company	1.1%		1,500	1,809
					32,217	32,882

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment
SumTotal Systems, LLC 2850 NW 43rd Street, Suite 150 Gainesville, FL 32606	Internet software & services	Second Lien Term Loan, LIBOR+9% (1.25% floor) cash due 5/16/2019		$20,000	$20,000	$20,002
					20,000	20,002
Comprehensive Pharmacy Services, LLC 6409 Quail Hollow Rd. Memphis, TN 38120	Pharmaceuticals	Subordinated Term Loan, 11.25% cash 1.5% PIK due 11/30/2019		14,201	14,201	14,572
		20,000 Common Shares in MCP CPS Group Holdings, Inc.	2.4%		2,000	2,319
					16,201	16,891
Reliance Communications, LLC 718 University Avenue, Suite 200 Los Gatos, CA 95032	Internet software & services	First Lien Term Loan A, LIBOR+7% (1% floor) cash due 12/18/2017		21,477	21,450	21,562
		First Lien Term Loan B, LIBOR+11.5% (1% floor) cash due 12/18/2017		11,333	11,320	11,379
		First Lien Revolver, LIBOR+7% (1% floor) cash due 12/18/2017			(6)	—
					32,764	32,941
Garretson Firm Resolution Group, Inc. 2115 Rexford Road Charlotte, NC 28211	Diversified support services	First Lien Term Loan, LIBOR+5% (1.25% floor) cash due 12/20/2018		7,124	7,124	7,163
		Subordinated Term Loan, 11% cash 1.5% PIK due 6/20/2019		5,038	5,038	5,063
		First Lien Revolver, LIBOR+5% (1.25% floor) cash due 12/20/2017		713	712	713
		4,950,000 Preferred Units in GRG Holdings, LP			495	378
		50,000 Common Units in GRG Holdings, LP	0.3%		5	—
					13,374	13,317
Teaching Strategies, LLC 7101 Wisconsin Avenue Bethesda, MD 20814	Education services	First Lien Term Loan A, LIBOR+6% (1.25% floor) cash due 12/21/2017		59,850	59,822	60,346
		First Lien Term Loan B, LIBOR+8.35% (1.25% floor) cash 3.15% PIK due 12/21/2017		27,902	27,889	28,019
		First Lien Revolver, LIBOR+6% (1.25% floor) cash due 12/21/2017		1,000	996	1,000
					88,707	89,365
Omniplex World Services Corporation 14151 Park Meadow Drive Chantilly, VA 20151	Security & alarm services	Subordinated Term Loan, 12.25% cash 1.25% PIK due 12/21/2018		12,664	12,664	12,652
		500 Class A Common Units in Omniplex Holdings Corp.	1.1%		500	542
					13,164	13,194
Dominion Diagnostics, LLC 211 Circuit Drive North Kingston, RI 02852	Healthcare services	Subordinated Term Loan, 11% cash 2% PIK due 12/21/2018		15,827	15,827	16,073
					15,827	16,073
Affordable Care, Inc. 5430 Wade Park Blvd #408 Raleigh, NC 27607	Healthcare services	Second Lien Term Loan, LIBOR+9.25% (1.25% floor) cash due 12/26/2019		21,500	21,500	21,920
					21,500	21,920
Aderant North America, Inc. 500 Northridge Road, Suite 800 Atlanta, GA 30350	Internet software & services	Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 6/20/2019		7,000	7,000	7,047
					7,000	7,047
AdVenture Interactive, Corp. 15500 W. 113th Street, Suite 200 Lenexa, KS 66219	Advertising	First Lien Term Loan, LIBOR+6.75% (1.25% floor) cash due 3/22/2018		91,989	91,981	92,068
		First Lien Revolver, LIBOR+6.75% (1.25% floor) cash due 3/22/2018			—	—
		2,000 Preferred Units of AVI Holdings, L.P.			2,000	1,271
					93,981	93,339

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment
CoAdvantage Corporation 111 West Jefferson Street Orlando, FL 32801	Human resources & employment services	Subordinated Term Loan, 11.5% cash 1.25% PIK due 12/31/2018		$10,126	$10,126	$10,329
		50,000 Class A Units in CIP CoAdvantage Investments LLC	1.2%		500	388
					10,626	10,717
EducationDynamics, LLC 5 Marine View Plaza, Suite 212 Hoboken, NJ 07030	Education services	Subordinated Term Loan, 12% cash 6% PIK due 1/16/2017		11,232	11,232	11,196
					11,232	11,196
Vestcom International, Inc. 7302 Kanis Rd Little Rock, AR 72204	Data processing & outsourced services	First Lien Term Loan, LIBOR+5.75% (1.25% floor) cash due 12/26/2018		9,925	9,925	9,956
					9,925	9,956
Sterling Capital Partners IV, L.P. 650 South Exeter Street, Suite 1000 Baltimore, MD 21202	Multi-sector holdings	0.20% limited partnership interest	0.2%		460	501
					460	501
Devicor Medical Products, Inc. 300 E Business Way Cincinnati, OH 45241	Healthcare equipment	First Lien Term Loan, LIBOR+5% (2% floor) cash due 7/8/2015		9,429	9,429	9,427
					9,429	9,427
RP Crown Parent, LLC 3905 Brookside Pkwy Alpharetta, GA 30004	Application software	First Lien Revolver, LIBOR+5.5% (1.25% floor) cash due 12/21/2017			(583)	—
					(583)	—
Advanced Pain Management Holdings, Inc. 4131 W. Loomis Road, Suite 300 Greenfield, WI 53221	Healthcare services	First Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 2/26/2018		24,000	24,000	24,412
					24,000	24,412
Rocket Software, Inc. 77 Fourth Avenue Waltham, MA 02451	Internet software & services	Second Lien Term Loan, LIBOR+8.75% (1.5% floor) cash due 2/8/2019		10,475	10,437	10,551
					10,437	10,551
TravelClick, Inc. 7 Times Sq #3802 New York, NY 10036	Internet software & services	Second Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 3/26/2018		15,000	15,000	15,069
					15,000	15,069
ISG Services, LLC 20 Waterside Drive Farmington, CT 06032	Diversified support services	First Lien Term Loan, LIBOR+8% (1% floor) cash due 3/28/2018		94,416	94,404	94,829
		First Lien Revolver, LIBOR+8% (1% floor) cash due 3/28/2018		4,000	3,999	4,000
					98,403	98,829
Joerns Healthcare, LLC 2430 Whitehall Park Drive, Suite 100 Charlotte, NC 28273	Healthcare services	Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 9/28/2018		20,000	20,000	19,846
					20,000	19,846
Pingora MSR Opportunity Fund I, LP 1755 Blake Street, Suite 200 Denver, CO 80202	Thrift & mortgage finance	1.90% limited partnership interest	1.9%		208	127
					208	127
Chicago Growth Partners III, LP 303 West Madison Street, Suite 2500 Chicago, IL 60606	Multi-sector holdings	0.50% limited partnership interest	0.5%		—	—
					—	—

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment
Credit Infonet, Inc. 4540 Honeywell Court Dayton, OH 45424	Data processing & outsourced services	Subordinated Term Loan, 12.25% cash due 10/26/2018		$13,250	$13,250	$13,583
					13,250	13,583
H.D. Vest, Inc. 6333 North State Highway 161, Fourth Floor, Irving, Texas 75038	Specialized finance	Second Lien Term Loan, LIBOR+8% (1.25% floor) cash due 6/18/2019		8,750	8,750	8,813
					8,750	8,813
2Checkout.com, Inc. 855 Grandview Avenue, Suite 110 Columbus, OH 43215	Diversified support services	First Lien Revolver, LIBOR+5% cash due 6/26/2016		1,650	1,648	1,650
					1,648	1,650
Meritas Schools Holdings, LLC 630 Dundee Rd. Suite 400 Northbrook, IL 60062	Education services	First Lien Term Loan, LIBOR+5.75% (1.25% floor) cash due 6/25/2019		9,943	9,943	10,035
					9,943	10,035
Personable Holdings, Inc. 350 10th Avenue Suite 1450 San Diego, CA 92101	Other diversified financial services	First Lien Term Loan, LIBOR+6% (1.25% floor) cash due 5/16/2018		10,969	10,969	10,980
		First Lien Revolver, LIBOR+6% (1.25% floor) cash due 5/16/2018			—	—
					10,969	10,980
Ikaria Acquisition, Inc. 53 Frontage Road, Third Floor Hampton, NJ 08827-9001	Healthcare services	First Lien Term Loan B, LIBOR+6% (1.25% floor) cash due 7/3/2018		9,750	9,750	9,751
		Second Lien Term Loan, LIBOR+9.75% (1.25% floor) cash due 7/3/2019		8,000	8,000	7,983
					17,750	17,734
Royal Adhesives and Sealants, LLC 2001 West Washington Street South Bend, IN 46628	Specialty chemicals	Second Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 1/31/2019		13,500	13,500	13,498
					13,500	13,498
Bracket Holding Corp. 575 E Swedesford Road, Suite 200 Wayne, PA 19087	Healthcare services	Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 2/15/2020		32,000	32,000	32,003
		50,000 Common Units in AB Group Holdings, LP	0.7%		500	458
					32,500	32,461
Salus CLO 2012-1, Ltd. 197 First Avenue, Suite 250 Needham Heights, MA 02494-2816	Asset management & custody banks	Class F Deferrable Notes – A, LIBOR+11.5% cash due 3/5/2021		7,500	7,500	7,500
		Class F Deferrable Notes – B, LIBOR+10.85% cash due 3/5/2021		22,000	22,000	22,000
					29,500	29,500
HealthEdge Software, Inc. 3 Van de Graaff Drive Burlington, MA 01803	Application software	Second Lien Term Loan, 12% cash due 9/30/2018		12,500	12,500	12,509
					12,500	12,509
InMotion Entertainment Group, LLC 4801 Executive Park Court, Suite 100 Jacksonville, FL 32216	Consumer electronics	First Lien Term Loan, LIBOR+7.75% (1.25% floor) cash due 10/1/2018		33,700	33,674	33,700
		First Lien Revolver, LIBOR+6.75% (1.25% floor) cash due 10/1/2018		1,703	1,697	1,703
		CapEx Line, LIBOR+7.75% (1.25% floor) cash due 10/1/2018		385	379	385
		1,000,000 Class A Units in InMotion Entertainment Holdings, LLC	2.9%		1,000	1,000
					36,750	36,788

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment
BMC Software Finance, Inc. 2101 CityWest Boulevard Houston, TX 77042	Application software	First Lien Revolver, LIBOR+4% (1% floor) cash due 9/10/2018			$—	$—
					—	—
CT Technologies Intermediate Holdings, Inc. 925 North Point Parkway, Suite 350 Alpharetta, GA 30005	Healthcare services	Second Lien Term Loan, LIBOR+8% (1.25% floor) cash due 10/4/2020		$12,000	12,000	12,000
					12,000	12,000
Thing5, LLC 1000 West Columbus Avenue Springfield, MA 01106	Data processing & outsourced services	First Lien Term Loan, LIBOR+7% (1% floor) cash due 10/11/2018		45,000	44,967	45,000
		First Lien Revolver, LIBOR+7% (1% floor) cash due 10/11/2018			(4)	—
		2,000,000 Common Units in T5 Investment Vehicle, LLC	6.1%		2,000	2,000
					46,963	47,000
Epic Health Services, Inc. 5220 Spring Valley Road, Suite 400 Dallas, TX 75254	Healthcare services	Second Lien Term Loan, LIBOR+8% (1.25% floor) cash due 10/16/2019		30,000	30,000	30,000
					30,000	30,000
Kason Corporation 67 East Willow Street Millburn, NJ 07041	Industrial machinery	Subordinated Term Loan, 11.5% cash 1.75% PIK due 10/28/2019		5,620	5,620	5,620
		450 Class A Preferred Units in Kason Investment, LLC			450	450
		5,000 Class A Common Units in Kason Investment, LLC	2.6%		50	50
					6,120	6,120
First Choice ER, LLC 2941 South Lake Vista, Suite 200 Lewisville, TX 75067	Healthcare services	First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 10/31/2018		75,000	74,978	75,000
		First Lien Revolver, LIBOR+7.5% (1% floor) cash due 10/31/2018			(3)	—
		First Lien Delayed Draw Term Loan, LIBOR+7.5% (1% floor) cash due 4/30/2015			(50)	—
					74,925	75,000
SPC Partners V, LP 100 Spear Street, Suite 1900 San Francisco, CA 94105	Multi-sector holdings	0.4% limited partnership interest	0.4%		277	277
					277	277
Systems Maintenance Services Holdings, Inc. 10420 Harris Oaks Boulevard, Suite C Charlotte, NC 28269	IT consulting & other services	Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 10/18/2020		24,000	24,000	24,000
					24,000	24,000
Vandelay Industries Merger Sub, Inc. 427 New Sanford Road LaVergne, TN 37086	Industrial machinery	Second Lien Term Loan, 10.75% cash 1% PIK due 11/12/2019		32,044	32,044	32,044
		2,500,000 Class A Common Units in Vandelay Industries, LP	3.2%		2,500	2,500
					34,544	34,544
Vitera Healthcare Solutions, LLC 4301 West Boy Scout Boulevard, Suite 800 Tampa, FL 33607	Healthcare technology	First Lien Term Loan, LIBOR+5% (1% floor) cash due 11/4/2020		5,000	5,000	5,000
		Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 11/4/2021		8,000	8,000	8,000
					13,000	13,000
Renaissance Learning, Inc. 2911 Peach Street Wisconsin Rapids, WI 54494	Education services	Second Lien Term Loan, LIBOR+7.75% (1% floor) cash due 5/13/2021		16,000	16,000	16,000
					16,000	16,000

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment
SugarSync, Inc. 1810 Gateway Drive, #200 San Mateo, CA 94404	Internet software & services	First Lien Term Loan, LIBOR+10% (0.5% floor) cash due 11/18/2016		$6,500	$6,500	$6,500
					6,500	6,500
The Active Network, Inc. 10182 Telesis Court, Suite 100 San Diego, CA 92121	Internet software & services	Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/15/2021		13,600	13,600	13,600
					13,600	13,600
OmniSYS Acquisition Corporation 15950 Dallas Parkway, Suite 350 Dallas, TX 75248	Diversified support services	First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 11/21/2018		21,000	20,962	21,000
		First Lien Revolver, LIBOR+7.5% (1% floor) cash due 11/21/2018			(4)	—
		100,000 Common Units in OSYS Holdings, LLC	1.2%		1,000	1,000
					21,958	22,000
Med-Data, Incorporated 6880 West Snowville Road, Suite 210 Brecksville, OH 44141	Diversified support services	First Lien Term Loan, LIBOR+7.25% (1% floor) cash due 11/22/2018		55,000	54,962	55,000
		First Lien Revolver, LIBOR+7.25% (1% floor) cash due 11/22/2018			(4)	—
					54,958	55,000
All Web Leads, Inc. 7300 FM 2222, Building 2, Suite 100 Austin, TX 78730	Advertising	First Lien Term Loan, LIBOR+8% (1% floor) cash due 11/26/2018		50,750	50,713	50,750
		First Lien Revolver, LIBOR+8% (1% floor) cash due 11/26/2018			(5)	—
					50,708	50,750
Moelis Capital Partners Opportunity Fund I-B, LP 399 Park Avenue, 5th Floor New York, NY 10022	Multi-sector holdings	1.0% limited partnership interest	1.0%		—	—
					—	—
Aden & Anais Merger Sub, Inc. 55 Washington Street, Suite 702 Brooklyn, NY 11201	Apparel, accessories & luxury goods	Subordinated Term Loan, 10% cash 2% PIK due 6/23/2019		12,006	12,006	12,006
		30,000 Common Units in Aden & Anais Holdings, Inc.	8.1%		3,000	3,000
					15,006	15,006
Lift Brands, Inc. 2411 Galpin Gourt, #110 Chanhassen, MN 55317	Leisure facilities	First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 12/23/2019		80,000	79,926	80,000
		First Lien Revolver, LIBOR+7.5% (1% floor) cash due 12/23/2019			(18)	—
		2,000,000 Class A Common Units in Snap Investments, LLC	3.5%		2,000	2,000
					81,908	82,000
Tailwind Capital Partners II, LP 485 Lexington Avenue New York, NY 10017	Multi-sector holdings	0.3% limited partnership interest	0.3%		—	—
					—	—
Total Portfolio Investments					$2,349,035	$2,376,712

As of December 31, 2013, there was no portfolio company in which the fair value of our investment represented greater than 5% of our total assets.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

Our Board of Directors consists of eight members, five of whom are classified under applicable NASDAQ corporate governance regulations by our Board of Directors as “independent” directors and under Section 2(a)(19) of the 1940 Act as non-interested persons. Pursuant to our restated certificate of incorporation, our Board of Directors is divided into three classes. Each class of directors will hold office for a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our restated certificate of incorporation also gives our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our Board of Directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Fifth Street Finance Corp. as defined in Section 2(a)(19) of the 1940 Act.

The address for each director is c/o Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606.

Name	Age	Director Since	Expiration of Term
Independent Directors
Brian S. Dunn	42	2007	2014
Richard P. Dutkiewicz	58	2010	2016
Byron J. Haney	53	2007	2014
Frank C. Meyer	70	2007	2016
Douglas F. Ray	46	2007	2016
Interested Directors
Leonard M. Tannenbaum	42	2007	2015
Bernard D. Berman	43	2009	2015
Ivelin M. Dimitrov	35	2013	2014

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position(s) Held
Leonard M. Tannenbaum	42	Chief Executive Officer
Bernard D. Berman	43	President and Secretary
Ivelin M. Dimitrov	35	Chief Investment Officer
Alexander C. Frank	56	Chief Financial Officer
David H. Harrison	41	Chief Compliance Officer

The address for each executive officer is c/o Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606.

Biographical Information

Independent Directors

Brian S. Dunn.  Mr. Dunn has been a member of our Board of Directors since December 2007 and also serves on the Board of Directors of FSFR. Mr. Dunn has over 18 years of marketing, logistical and entrepreneurial experience. He founded and turned around direct marketing divisions for several consumer-oriented companies. Currently, he manages Little White Dog, Inc., a marketing firm that he founded. Mr. Dunn was the marketing director and chief operating officer for Lipenwald, Inc., a direct marketing company that markets collectibles and mass merchandise from June 2006 until May 2011. Lipenwald filed for bankruptcy in July 2011. Prior to Lipenwald, from February 2001 to June 2006, he was sole proprietor of BSD Trading/Consulting. Mr. Dunn graduated from the Wharton School of the University of Pennsylvania with a B.S. in Economics.

Mr. Dunn’s executive experience brings extensive business, entrepreneurial and marketing expertise to his Board service with our Company. His experience as a marketing executive for several consumer-oriented companies provides guidance to our investor relations efforts. Mr. Dunn’s many experiences also make him skilled in leading committees requiring substantive expertise, including his role as chairman of the Board’s Nominating and Corporate Governance Committee. Mr. Dunn’s previous service on the Board also provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. The foregoing qualifications led to our conclusion that Mr. Dunn should serve as a member of our Board.

Richard P. Dutkiewicz.   Mr. Dutkiewicz has been a member of our Board of Directors since February 2010 and also serves on the Board of Directors of FSFR. He is an independent financial and operational adviser. Prior to his current position, he was a managing director at Capital Insight, LLC, a private investment bank, since March 2013. Previously, he was an independent financial and management consultant affiliated with Exxedus Capital Partners from September 2012 to March 2013. From 2010 to April 2013, Mr. Dutkiewicz served on the Board of Directors of Motor Sport Country Club Holdings Inc., which sells balancing technology for rotating devices in the automotive industry. From April 2010 to March 2012, Mr. Dutkiewicz was the executive vice president and chief financial officer of Real Mex Restaurants, Inc., which filed for bankruptcy in October 2011. Mr. Dutkiewicz previously served as chief financial officer of Einstein Noah Restaurant Group, Inc. from October 2003 to April 2010. From May 2003 to October 2003, Mr. Dutkiewicz was vice president-information technology of Sirenza Microdevices, Inc. In May 2003, Sirenza Microdevices, Inc. acquired Vari-L Company, Inc. From January 2001 to May 2003, Mr. Dutkiewicz was vice president-finance, and chief financial officer of Vari-L Company, Inc. From April 1995 to January 2001, Mr. Dutkiewicz was vice president-finance, chief financial officer, secretary and treasurer of Coleman Natural Products, Inc., located in Denver, Colorado. Mr. Dutkiewicz’s previous experience includes senior financial management positions at Tetrad Corporation, MicroLithics Corporation and various divisions of United Technologies Corporation. Mr. Dutkiewicz began his career as an Audit Manager at KPMG LLP. Mr. Dutkiewicz received a B.B.A. degree from Loyola University of Chicago.

Through his prior experiences as a vice president and chief financial officer at several public companies, including executive vice president and chief financial officer of Real Mex Restaurants, Inc. and chief financial officer of Einstein Noah Restaurant Group, Inc., Mr. Dutkiewicz brings business expertise, finance and audit skills to his Board service with our Company. Mr. Dutkiewicz’s expertise, experience and skills closely align with our operations, and his prior investment experience with managing public companies facilitates an in-depth understanding of our investment business. Moreover, Mr. Dutkiewicz’s knowledge of financial and accounting matters qualify him as the Board’s Audit Committee Financial Expert and chairman of the Audit Committee. The foregoing qualifications led to our conclusion that Mr. Dutkiewicz should serve as a member of our Board.

Byron J. Haney.  Mr. Haney has been a member of our Board of Directors since December 2007. He also serves as an investment professional at TrilogyLWP. From October 2010 through October 2011, Mr. Haney served as a principal of Duggan Asset Management, L.L.C. where he was director of research. Prior to that, he served as chief operating officer of VSO Capital Management from March 2010 to October 2010. From 1994 until 2009, Mr. Haney worked for Resurgence Asset Management LLC, during which time he most recently served as managing director and chief investment officer. Mr. Haney previously served on the Board of Directors of Sterling Chemicals, Inc., and Furniture.com. Mr. Haney has more than 25 years of business experience, including having served as chief financial officer of a private retail store chain and as an auditor with Touche Ross & Co., a predecessor of Deloitte & Touche LLP. Mr. Haney earned his B.S. in Business Administration from the University of California at Berkeley and his M.B.A. from the Wharton School of the University of Pennsylvania.

Through his extensive experiences as a senior executive, Mr. Haney brings business expertise, finance and risk assessment skills to his Board service with our Company. In addition, Mr. Haney’s past experience as an auditor greatly benefits our oversight of our quarterly and annual financial reporting obligations. Mr. Haney’s previous service on the Board also provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. The foregoing qualifications led to our conclusion that Mr. Haney should serve as a member of our Board.

Frank C. Meyer.  Mr. Meyer has been a member of our Board of Directors since December 2007. Mr. Meyer is a private investor who was chairman of Glenwood Capital Investments, LLC, an investment adviser specializing in hedge funds, which he founded in January of 1988 and from which he resigned in January of 2004. As of October of 2000, Glenwood has been a wholly-owned subsidiary of the Man Group, PLC, an investment adviser based in England specializing in alternative investment strategies. Since leaving Glenwood in 2004, Mr. Meyer has focused on serving as a director for various companies. During his career, Mr. Meyer has served as an outside director for several companies, including Quality Systems, Inc. (a public company specializing in software for medical and dental professionals), Bernard Technologies, Inc. (a firm specializing in development of industrial processes using chlorine dioxide), and Centurion Trust Company of Arizona (where he served as a non-executive chairman until its purchase by GE Financial). Currently, he is on the Board of Directors of Einstein Noah Restaurant Group, Inc., a firm operating in the quick casual segment of the restaurant industry. He is also on the Board of Directors of three investment funds run by Ferox Capital Management, Limited, an investment manager based in the United Kingdom that specializes in convertible bonds. Mr. Meyer received his B.A. and M.B.A. from the University of Chicago.

Mr. Meyer’s extensive investment experiences within the financial advisory industry provides our Company with broad and diverse knowledge concerning general business trends and the capital markets. Mr. Meyer’s experience and skills closely align with our business, and his lending and credit experience facilitates an in-depth understanding of risk associated with the structuring of investments. Mr. Meyer’s board related experiences makes him skilled in leading committees requiring substantive expertise. In addition, Mr. Meyer’s risk management expertise and credit related experience also qualify him to serve as a member of our Audit Committee. Mr. Meyer’s previous service on the Board also provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. The foregoing qualifications led to our conclusion that Mr. Meyer should serve as a member of our Board.

Douglas F. Ray.  Mr. Ray has been a member of our Board of Directors since December 2007. Since August 1995, Mr. Ray has worked for Seavest Inc., a private investment and wealth management firm based in White Plains, New York. He currently serves as the president of Seavest Inc. Mr. Ray has more than 15 years of experience acquiring, developing, financing and managing a diverse portfolio of real estate investments, including three healthcare properties funds. Mr. Ray previously served on the Board of Directors of Nat Nast, Inc., a luxury men’s apparel company. Prior to joining Seavest, Mr. Ray worked in Washington, D.C. on the staff of U.S. Senator Arlen Specter and as a research analyst with the Republican National Committee. Mr. Ray holds a B.A. from the University of Pittsburgh.

Through his broad experience as an officer and director of several companies, in addition to skills acquired with firms engaged in investment banking, banking and financial services, Mr. Ray brings to our Company extensive financial and risk assessment abilities. Mr. Ray’s previous service on the Board also provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. Mr. Ray’s expertise and experience also qualify him to serve as chairman of the Compensation Committee. The foregoing qualifications led to our conclusion that Mr. Ray should serve as a member of our Board.

Interested Directors

Leonard M. Tannenbaum, CFA.  Mr. Tannenbaum has been our chief executive officer since October 2007 and the chairman of our Board of Directors since December 2007, and was our president from October 2007 through February 2010. Mr. Tannenbaum has served as the chief executive officer of FSFR since May 2013 and as FSFR’s vice chairman of its board of directors since January 2014, and was FSFR’s chairman from May 2013 to January 2014. He is also the managing partner of our investment adviser and serves on its investment committee. Since founding his first private investment firm in 1998, Mr. Tannenbaum has founded a number of private investment firms, including Fifth Street Capital LLC, and he has served as managing member of each firm. Prior to launching his first firm, Mr. Tannenbaum gained extensive small-company experience as an equity analyst for Merrill Lynch. In addition to serving on our and FSFR’s Boards of Directors, Mr. Tannenbaum currently serves on the Board of Directors of several private Greenlight Capital affiliated entities and has previously served on the Boards of Directors of several other public companies, including Einstein Noah Restaurant Group, Inc., Assisted Living Concepts, Inc. and WesTower Communications, Inc. Mr. Tannenbaum has also served on four audit committees and five compensation committees, of which he has acted as chairperson for one of such audit committees and four of such compensation committees. Mr. Tannenbaum graduated from the Wharton School of the University of Pennsylvania, where he received a B.S. in Economics. Subsequent to his undergraduate degree from the University of Pennsylvania, Mr. Tannenbaum received an M.B.A. in Finance from the Wharton School as part of the Submatriculation Program. He is a holder of the Chartered Financial Analyst designation and he is also a member of the Young Presidents’ Organization.

Through his broad experience as an officer and director of several private and public companies, in addition to skills acquired with firms engaged in investment banking and financial services, Mr. Tannenbaum brings to our Company a unique business expertise and knowledge of private equity financing as well as extensive financial and risk assessment abilities. Mr. Tannenbaum’s previous service on the Board also provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. Mr. Tannenbaum’s positions as chief executive officer of our Company, managing partner of our investment adviser and member of its investment committee provides the Board with a direct line of communication to, and direct knowledge of the operations of, our Company and our investment adviser, respectively. The foregoing qualifications led to our conclusion that Mr. Tannenbaum should serve as a member of our Board.

Bernard D. Berman.  Mr. Berman has been a member of our Board of Directors since February 2009. He has also been our president since February 2010 and our secretary since October 2007, and served as our chief compliance officer from April 2009 to May 2013. Mr. Berman has also served as a director of FSFR since May 2013, as president from May 2013 to January 2014 and as chairman of its board of directors since January 2014. Mr. Berman is also a partner of our investment adviser and serves on its investment committee. Mr. Berman is responsible for the operations of our Company. He also currently serves as chairman of the Board of Directors of Traffic Solutions Holdings, Inc. (formerly known as Statewide Holdings, Inc.). Prior to joining Fifth Street in 2004, Mr. Berman was a corporate attorney from 1995 to 2004, during which time he negotiated and structured a variety of investment transactions. Mr. Berman graduated from Boston College Law School. He received a B.S. in Finance from Lehigh University.

Mr. Berman’s prior position as a corporate attorney allows him to bring to the Board and our Company the benefit of his experience negotiating and structuring various investment transactions as well as an understanding of the legal, business, compliance and regulatory issues facing business development companies. Mr. Berman’s previous service on the Board also provides him with a specific understanding of our Company and its operations. The foregoing qualifications led to our conclusion that Mr. Berman should serve as a member of our Board.

Ivelin M. Dimitrov, CFA.  Mr. Dimitrov has been a member of our Board of Directors since January 2013 and our chief investment officer and the chief investment officer of our investment adviser since August 2011, and served as co-chief investment officer for these entities since November 2010 and June 2010, respectively. He has also served as the chief investment officer of FSFR since May 2013 and its president since January 2014. He is also a partner of our investment adviser and serves on its investment committee. Mr. Dimitrov has over eight years of experience structuring middle market transactions. Mr. Dimitrov joined our investment adviser in May 2005 and is responsible for the credit underwriting of our investment portfolio, overseeing risk analysis and investment approvals. Mr. Dimitrov leads the tactical asset allocation decisions for the portfolio, shifting exposures between asset classes and industries, as well as managing interest rate risk. He is also responsible for the recruitment and development of the investment adviser’s investment team. He has substantial experience in financial analysis, valuation and investment research. Mr. Dimitrov graduated from the Carroll Graduate School of Management at Boston College with an M.S. in Finance and has a B.S. in Business Administration from the University of Maine. He is also a holder of the Chartered Financial Analyst designation and has completed CFA Institute’s Investment Management Workshop at Harvard Business School.

Mr. Dimitrov brings to our Company substantial experience in financial analysis, underwriting, valuation and investment research. Mr. Dimitrov’s position as our chief investment officer and the chief investment officer of our investment adviser provides the Board with a direct line of communication to, and direct knowledge of the operations of, our Company and our investment adviser, respectively. The foregoing qualifications led to our conclusion that Mr. Dimitrov should serve as a member of our Board.

Executive Officers Who Are Not Directors

Alexander C. Frank.  Mr. Frank has been our chief financial officer since September 2011 and also serves as the chief operating officer of FSFR. Prior to joining the Company, he served as a managing director and chief financial officer of Chilton Investment Company LLC, a global investment management firm, from September 2008 to March 2011. Mr. Frank was responsible for finance and operations infrastructure. Prior to that, Mr. Frank spent over 22 years at Morgan Stanley, having served as global head of institutional operations, global corporate controller and chief financial officer of U.S. broker/dealer operations and global treasurer. In his roles, he oversaw various securities infrastructure services, creating efficiencies throughout the organization, and managed all aspects of the internal and external financial control and reporting functions. He also oversaw the firm’s financing, capital planning, cash management and rating agency functions. Mr. Frank began his career in audit and tax accounting at Arthur Andersen LLP before joining Morgan Stanley in 1985. He received an M.B.A. from the University of Michigan and a B.A. from Dartmouth College.

David H. Harrison.  Mr. Harrison has been our chief compliance officer since May 2013. He has also served as the chief compliance officer and secretary of FSFR since May 2013 and as our assistant secretary since February 2010, and prior to that, as the director of legal & compliance and a vice president of our administrator. Prior to joining Fifth Street in October 2009, he served as a corporate and securities attorney with the law firm of Dewey & LeBoeuf LLP where he focused on structuring and negotiating various corporate and finance transactions and ensuring compliance with federal securities laws. He received a J.D. from Boston University School of Law and a B.A. from Brandeis University.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers. Among other things, our Board of Directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our Amended and Restated By-laws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board of Directors. We do not have a fixed policy as to whether the chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and the best interests of our stockholders at such times. Our Board of Directors has established corporate governance procedures to guard against, among other things, an improperly constituted Board. Pursuant to our Corporate Governance Policy, whenever the chairman of the Board is not an independent director, the chairman of the Nominating and Corporate Governance Committee will act as the presiding independent director at meetings of the “Non-Management Directors” (which will include the independent directors and other directors who are not officers of the company even though they may have another relationship with the company or its management that prevents them from being independent directors).

Presently, Mr. Tannenbaum serves as the chairman of our Board of Directors and he is also our chief executive officer. We believe that Mr. Tannenbaum’s history with our company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Tannenbaum’s relationship with our investment adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, ensuring that these groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the Board of Directors, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit and Nominating and Corporate Governance Committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet with in executive session, for administering our compliance policies and procedures. While certain non-management members of our Board of Directors currently participate on the boards of directors of other public companies, we monitor such participation to ensure it is not excessive and does not interfere with their duties to us.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its three committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and audits of the Company’s financial statements, as well as the establishment of guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments. The Compensation Committee’s risk oversight responsibilities include reviewing and approving the reimbursement by the Company of the compensation of the Company’s chief financial officer, chief compliance officer and their staffs. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Company’s chief compliance officer. The Board of Directors annually reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The chief compliance officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of the company since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer meets in executive session with the independent directors.

We believe that the role of our Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Committees of the Board of Directors

Our Board of Directors met seven times during fiscal year 2013. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. Our directors are invited and encouraged to attend each Annual Meeting of Stockholders. One of our directors attended the 2013 Annual Meeting of Stockholders in person. Our Board of Directors has established the committees described below. Our Corporate Governance Policy, Code of Business Conduct and Ethics, our and our investment adviser’s Code of Ethics as required by the 1940 Act and our Board Committee charters are available at our corporate governance webpage at http://ir.fifthstreetfinance.com/governance.cfm and are also available to any stockholder who requests them by writing to our chief compliance officer, David H. Harrison, at Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606.

Audit Committee

The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation thereof), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting, as well as establishing guidelines and making recommendations to our Board regarding the valuation of our loans and investments. Effective December 1, 2012, the Board eliminated the Valuation Committee and merged its responsibilities into the Audit Committee. The members of the Audit Committee are Messrs. Dunn, Dutkiewicz, Haney, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Mr. Dutkiewicz serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Dutkiewicz is an “audit committee financial expert” as defined under SEC rules. The Audit Committee met eight times during the 2013 fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for determining criteria for service on the Board, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the self-evaluation of the Board and its committees and evaluation of our management. The Nominating and Corporate Governance Committee considers nominees properly recommended by our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Dunn, Dutkiewicz, Haney, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Mr. Dunn serves as the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met once during the 2013 fiscal year.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our Amended and Restated By-laws and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for our Board of Directors by writing to: Board of Directors, Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following facts:

•	the appropriate size and composition of our Board;
•	our needs with respect to the particular talents and experience of our directors;
•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board;
•	the capacity and desire to serve as a member of our Board of Directors and to represent the balanced, best interests of our stockholders as a whole;
•	experience with accounting rules and practices; and
•	the desire to balance the considerable benefit of continuity with the periodic addition of the fresh perspective provided by new members.

The Nominating and Corporate Governance Committee’s goal is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in our best interests and those of our stockholders. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and Board are polled for suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board.

Valuation Committee

Effective December 1, 2012, our Board of Directors eliminated the Valuation Committee and merged its responsibilities into the Audit Committee. Prior to its elimination, the Valuation Committee established guidelines and made recommendations to our Board of Directors regarding the valuation of our loans and investments. The Valuation Committee met once during the 2013 fiscal year.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving the reimbursement by us of the compensation of our chief financial officer and and chief compliance officer, and their respective staffs. The current members of the Compensation Committee are Messrs. Dunn, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Mr. Ray serves as the chairman of the Compensation Committee. As discussed below, currently, none of our executive officers are directly compensated by us. The Compensation Committee met once during the 2013 fiscal year.

Executive Compensation

Compensation of Directors

The following table sets forth compensation of our directors for the year ended September 30, 2013.

Name	Fees Earned or Paid in Cash(1)(2)	Total
Interested Directors
Bernard D. Berman	—	—
Leonard M. Tannenbaum	—	—
Ivelin M. Dimitrov	—	—

Name	Fees Earned or Paid in Cash(1)(2)	Total
Independent Directors
Brian S. Dunn	$122,500	$122,500
Richard P. Dutkiewicz	$124,000	$124,000
Byron J. Haney	$114,000	$114,000
Frank C. Meyer	$104,000	$104,000
Douglas F. Ray	$111,000	$111,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

For the fiscal year ended September 30, 2013, our independent directors received an annual retainer fee of $85,000, payable once per year to independent directors that attend at least 75% of the meetings held the previous year. In addition, our independent directors received $2,500 for each Board meeting in which the director attended in person and $1,000 for each Board meeting in which the director participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting. The independent directors also received $1,000 for each Board committee meeting in which they attended in person and $500 for each Board committee meeting in which they participated other than in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting not held concurrently with a Board meeting.

In addition, the chairman of our Audit Committee received an annual retainer of $15,000, while the chairman of our Nominating and Corporate Governance Committee and the Compensation Committee each received an annual retainer of $5,000. No compensation was paid to directors who are interested persons of us as defined in the 1940 Act.

Effective as of October 1, 2013, the annual retainer fee received by our independent directors was amended to $90,000, payable once per year to directors that attend at least 75% of the meetings held the previous year.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. The compensation of the principals and other investment professionals of our investment adviser are paid by our administrator. Compensation paid to our chief financial officer, chief compliance officer and other support personnel is set by our administrator, FSC CT, Inc., and is subject to reimbursement by us of an allocable portion of such compensation for services rendered to us. During fiscal year 2013, we reimbursed FSC, Inc., our prior administrator, approximately $1.9 million for the allocable portion of compensation expenses incurred by FSC, Inc. on behalf of our chief financial officer, chief compliance officer and other support personnel, pursuant to our previous administration agreement. FSC, Inc. voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer until May 2013 when Mr. Harrison was appointed to such position.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, and its Investment Committee, which currently consists of Leonard M. Tannenbaum, our chief executive officer and managing partner of our investment adviser, Bernard D. Berman, our president, chief compliance officer and secretary and a partner of our investment adviser and Ivelin M. Dimitrov, our chief investment officer and a partner of our investment adviser. For more information regarding the business experience of Messrs. Tannenbaum, Berman and Dimitrov, see “Business — The Investment Adviser” and “Management — Biographical Information — Interested Directors”.

Investment Personnel

Our investment adviser’s investment personnel consists of its portfolio managers and principals, Messrs. Tannenbaum, Berman, Dimitrov, Alva, Khorana, Zmijeski, Frank and Buffone, who, in addition to our investment adviser’s Investment Committee, are primarily responsible for the day-to-day management of our portfolio.

The portfolio managers of our investment adviser will not be employed by us, and will receive no compensation from us in connection with their activities. The portfolio managers receive compensation that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and a portion of the incentive fee or carried interest earned in connection with their services. Certain portions of the compensation of the portfolio managers are based upon qualitative and quantitative measures with respect to their quarterly and annual portfolio originations and other investment activities.

In addition to managing our investments, as of December 31, 2013, our portfolio managers also managed investments on behalf of the following entities:

Name	Entity Type	Investment Focus	Gross Assets
Fifth Street Senior Floating Rate Corp.	Publicly-traded business development company	Debt and equity investments in senior secured loans, including first lien, unitranche and second lien debt instruments, that pay interest at rates which are determined periodically on the basis of a floating base lending rate, made to private middle market companies	$101.5 million(1)
FS Partners Fund LLC (“FS Partners Fund”)(3)	Private investment fund	Debt investments in middle market companies	$13.8 million(2)
Fifth Street Mezzanine Partners II, L.P. (“FSMP II”)(4)	Private investment fund	Debt and equity investments in small and mid-sized companies, primarily in connection with investments by private equity sponsors	$4.4 million(1)

(1)	Gross assets are calculated as of September 30, 2013, and are rounded to the nearest million.
(2)	Gross assets are calculated as of December 31, 2013, and are rounded to the nearest million.
(3)	The equity investors of FS Partners Fund primarily include individuals that are affiliated with us and our investment adviser.
(4)	FSMP II is no longer making investments other than follow-on investments in existing portfolio companies.

Certain investments may be appropriate for us and affiliates of our investment adviser and the portfolio managers of our investment adviser could face conflicts of interest in the allocation of investment opportunities between such entities.

Below are the biographies for the portfolio managers whose biographies are not included elsewhere in this prospectus.

•	Juan E. Alva. Mr. Alva is a partner of our investment adviser. Mr. Alva joined our investment adviser in January 2007 and is responsible for deal origination in the Western United States. From March 1993 to January 2000, he worked at Goldman, Sachs & Co., in its investment banking division, focusing on mergers & acquisitions and corporate finance transactions. Mr. Alva was also chief financial officer of ClickServices.com, Inc., a software company, from 2000 to 2002, and most recently, from 2003 to 2006 he was a senior investment banker at Trinity Capital LLC, a boutique investment bank focused on small-cap transactions. Mr. Alva graduated from the University of Pennsylvania with a B.S. from the Wharton School and a B.S.E. from the School of Engineering and Applied Science.
•	Sunny K. Khorana. Mr. Khorana is a partner of our investment adviser. Mr. Khorana joined our investment adviser in October 2010 and is responsible for deal origination in the Central region of the United States. From 2006 to 2009, he worked at CIT Group, in its Sponsor Finance Group, where he was responsible for originating and structuring debt financing opportunities for middle market private equity firms. From 1999 to 2005, Mr. Khorana worked at JP Morgan Securities, primarily in the Financial Sponsor Group, where he focused on debt, equity and advisory assignments for private equity firms and their portfolio companies. Mr. Khorana began his career at KPMG LLP in audit services. Mr. Khorana graduated from the University of Michigan with an M.B.A. in Finance and has a B.S. in Accounting from Indiana University.
•	Casey J. Zmijeski. Mr. Zmijeski has been a partner of our investment adviser since June 2010. Mr. Zmijeski is responsible for developing private equity sponsor relationships and originating loans in the Eastern Region of the United States. Mr. Zmijeski joined our investment adviser in September 2009 after spending nearly four years at Churchill Financial in New York where he was responsible for originating and structuring debt financing opportunities for middle market private equity firms from 2006 to 2009. Mr. Zmijeski held similar responsibilities with CapitalSource in New York from 2003 to 2006. From 1999 to 2003, Mr. Zmijeski worked at Heller Financial and GE Capital in their middle market leveraged finance groups. Prior to this time, Mr. Zmijeski spent over seven years with ING as a member of their Merchant Banking Group and Corporate Finance Advisory Group. Mr. Zmijeski graduated from Emory University with an M.B.A. in Finance and has an A.B. in Anthropology from Duke University.
•	Frederick D. Buffone. Mr. Buffone joined our investment adviser in August 2013 as a managing director responsible for capital markets transactions and syndications. Mr. Buffone joined our investment adviser after spending the prior three and a half years at TD Securities (USA) in New York where he was responsible for structuring, pricing and syndicating senior and junior leverage loan products and working with the sales desk in assisting with secondary trading of par loans. Mr. Buffone held similar responsibilities with Jefferies & Company from 2004 to 2009 and with CIBC World Markets from 2000 to 2004. Mr. Buffone graduated from Drexel University with a B.S. in Commerce & Engineering.

The table below shows the dollar range of shares of common stock beneficially owned by each portfolio manager of our investment adviser as of January 10, 2014:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fifth Street(1)(2)(3)
Leonard M. Tannenbaum	Over $1,000,000
Bernard D. Berman	$100,001 – $500,000
Ivelin M. Dimitrov	$100,001 – $500,000
Juan E. Alva	$100,001 – $500,000
Sunny K. Khorana	$1 – $10,000
Casey J. Zmijeski	$100,001 – $500,000
Alexander C. Frank	$100,001 – $500,000
Frederick D. Buffone	$10,001 – $50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned is based on the closing price of our common stock on January 10, 2014.
(3)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

INVESTMENT ADVISORY AGREEMENT

Overview of Our Investment Adviser

Management Services

Our investment adviser, Fifth Street Management LLC, is registered as an investment adviser under the Investment Advisers Act of 1940, or the “Advisers Act.” Our investment adviser serves pursuant to the investment advisory agreement in accordance with the Advisers Act. Subject to the overall supervision of our Board of Directors, our investment adviser manages our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory agreement, our investment adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	determines what securities we purchase, retain or sell;
•	identifies, evaluates and negotiates the structure of the investments we make; and
•	executes, monitors and services the investments we make.

Our investment adviser’s services under the investment advisory agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

We pay our investment adviser a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to our investment adviser and any incentive fees earned by our investment adviser will ultimately be borne by our common stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 2% of our gross assets, which includes any borrowings for investment purposes. The base management fee is payable quarterly in arrears and the fee for any partial month or quarter is appropriately prorated. Our investment adviser permanently waived the portion of the base management fee attributable to cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements) as of the end of each quarter beginning March 31, 2010. As a result, our base management fee is calculated at an annual rate of 2% of our gross assets, including any investments made with borrowings, but excluding any cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements) as of the end of each quarter.

Incentive Fee

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including (i) any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, advisory, diligence and consulting fees or other fees that we receive from portfolio companies), (ii) any gain realized on the extinguishment of our own debt and (iii) any other income of any kind that we are required to distribute to our stockholders in order to maintain our RIC status) accrued during the quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement with FSC CT, Inc., and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net

Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, or OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each quarter. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	no incentive fee is payable to the investment adviser in any quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre- Incentive Fee Net Investment Income exceeds 2.5% in any quarter; and
•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any quarter (10% annualized) is payable to the investment adviser once the hurdle is reached and the catch-up is achieved.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on “Pre-Incentive Net Investment Income”
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-incentive Fee Net Income Investment
Income allocated to income-related portion of incentive fee

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date) and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of September 30, 2008 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

Example 1: Income Related Portion of Incentive Fee for Each Fiscal Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses) = 0.55%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses) = 2.2%

Incentive fee	= 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4) = 100% × (2.2% – 2%) = 0.2%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.2%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses) = 2.8%

Incentive fee = 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

Incentive fee = 100% × “catch-up” + (20% × (Pre-Incentive Fee Net Investment Income – 2.5%))

Catch up	= 2.5% – 2% = 0.5%

Incentive fee	= (100% × 0.5%) + (20% × (2.8% – 2.5%)) = 0.5% + (20% × 0.3%) = 0.5% + 0.06% = 0.56%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.56%.

(1)	Represents 8% annualized hurdle rate.
(2)	Represents 2% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all Pre- Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

Scenario 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1: None

Year 2: Capital gains incentive fee of $6 million — ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None — $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Capital gains incentive fee of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $24 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million capital gains incentive fee — 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million capital gains incentive fee(1) — $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

Year 4: None

Year 5: None — $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.
(1)	As illustrated in Year 3 of Scenario 1 above, if we were to be wound up on a date other than our fiscal year end of any year, we may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if we had been wound up on our fiscal year end of such year.
(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment adviser ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Our Expenses

Our primary operating expenses are the payment of a base management fee and any incentive fees under the investment advisory agreement and the allocable portion of overhead and other expenses incurred by FSC CT, Inc. in performing its obligations under the administration agreement. Our investment management fee compensates our investment adviser for its work in identifying, evaluating, negotiating, executing and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	expenses of offering our debt and equity securities;
•	the investigation and monitoring of our investments by our investment adviser’s personnel, including expenses and travel fees incurred in connection with due diligence and on-site visits;
•	the cost of calculating our net asset value;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	management and incentive fees payable pursuant to the investment advisory agreement;
•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);
•	transfer agent, trustee and custodial fees;
•	interest payments and other costs related to our borrowings;
•	fees and expenses associated with our website, public relations and marketing efforts (including attendance at industry and investor conferences and similar events);
•	federal and state registration fees;
•	any exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses, including travel expenses and other costs of meetings of the Board of Directors and its committees;
•	brokerage commissions;
•	costs of preparing and mailing proxy statements, stockholders’ reports and notices;
•	costs of preparing government filings, including periodic and current reports with the SEC;

•	fidelity bond, liability insurance and other insurance premiums; and
•	printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either our administrator or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by FSC CT, Inc. in performing its obligations under the administration agreement and the compensation of our chief financial officer and chief compliance officer, and their staffs.

Duration and Termination

The investment advisory agreement was first approved by our Board of Directors on December 13, 2007 and by a majority of the limited partners of Fifth Street Mezzanine Partners III, L.P. through a written consent first solicited on December 14, 2007. On March 14, 2008, our Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, approved an amendment to the investment advisory agreement that revised the investment advisory agreement to clarify the calculation of the base management fee. Such amendment was also approved by a majority of our outstanding voting securities through a written consent first solicited on April 7, 2008. On May 2, 2011, the investment advisory agreement was further amended, as approved by our Board of Directors, to exclude management fees on any assets held in the form of cash and cash equivalents. Most recently, at a meeting of the Board of Directors held on January 14, 2014, the Board of Directors, including a majority of the independent directors, approved the annual continuation of the investment advisory agreement. Unless earlier terminated as described below, the investment advisory agreement, as amended, will remain in effect from year-to-year if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. The investment advisory agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our investment adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser’s services under the investment advisory agreement or otherwise as our investment adviser.

Organization of our Investment Adviser

Our investment adviser is a Delaware limited liability company that registered as an investment adviser under the Advisers Act. The principal address of our investment adviser is 2 Greenwich Office Park, 2nd Floor, Greenwich, CT 06831.

Board Approval of the Investment Advisory Agreement

At a meeting of our Board of Directors held on January 14, 2014, our Board of Directors unanimously voted to approve the investment advisory agreement. In reaching a decision to approve the investment advisory agreement, the Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by Fifth Street Management LLC;
•	the fee structures of comparable externally managed business development companies that engage in similar investing activities;

•	our projected operating expenses and expense ratio, which includes expenses allocated to the Company under the Investment Advisory Agreement (including travel expenses incurred by our investment adviser’s investment personnel in connection with investigating and monitoring our investments, such as investment due diligence), compared to business development companies with similar investment objectives;
•	any existing and potential sources of indirect income to Fifth Street Management LLC from its relationship with us and the profitability of that relationship, including through the investment advisory agreement;
•	information about the services to be performed and the personnel performing such services under the investment advisory agreement;
•	the organizational capability and financial condition of Fifth Street Management LLC and its affiliates; and
•	various other matters.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the investment advisory fee rates and terms are reasonable in relation to the services provided and approved the investment advisory agreement as being in the best interests of our stockholders.

ADMINISTRATION AGREEMENT

We have also entered into an administration agreement with FSC CT under which FSC CT provides administrative services for us, including office facilities and equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the administration agreement, FSC CT also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, FSC CT assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we reimburse FSC CT the allocable portion of overhead and other expenses incurred by FSC CT in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their staffs. Such reimbursement is at cost, with no profit to, or markup by, FSC CT. Our allocable portion of FSC CT’s costs is determined based upon costs attributable to our operations versus costs attributable to the operations of other entities for which FSC CT provides administrative services.

FSC CT may also provide on our behalf managerial assistance to our portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, FSC CT and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services under the administration agreement or otherwise as administrator for us.

FSC, Inc. served as our administrator until January 1, 2014 when FSC CT assumed such role.

LICENSE AGREEMENT

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an investment advisory agreement with Fifth Street Management, our investment adviser. Fifth Street Management is controlled by Leonard M. Tannenbaum, its managing member and the chairman of our Board and our chief executive officer. In addition, Bernard D. Berman, our president, chief compliance officer and secretary, Ivelin M. Dimitrov, our chief investment officer, and Alexander C. Frank, our chief financial officer, are partners of our investment adviser. Pursuant to the investment advisory agreement, fees payable to our investment adviser will be equal to (a) a base management fee of 2.0% of the value of our gross assets, which includes any borrowings for investment purposes and excludes cash and cash equivalents and (b) an incentive fee based on our performance. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. See “Investment Advisory Agreement.”

The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. We paid our investment adviser $63.9 million for the fiscal year ended September 30, 2013 under the investment advisory agreement.

Pursuant to the administration agreement with FSC CT, which is controlled by Mr. Tannenbaum, FSC CT provides administrative services to the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC CT also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, FSC CT assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company reimburses FSC CT the allocable portion of overhead and other expenses incurred by FSC CT in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their staffs. Such reimbursement is at cost, with no profit to, or markup by, FSC CT. FSC CT may also offer to provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Until January 1, 2014, FSC, Inc. served as the Company’s administrator under a substantially identical arrangement as the current administration agreement with FSC CT. We paid FSC, Inc. approximately $4.3 million for the fiscal year ended September 30, 2013 under the administration agreement.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name. Fifth Street Capital LLC is controlled by Mr. Tannenbaum, its managing member.

Certain of our executive officers, directors and/or members of our investment adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. For example, Fifth Street Management presently serves as investment adviser to FSFR, a publicly-traded BDC with total assets of approximately $100 million as of September 30, 2013, that invests in in senior secured loans, including first lien, unitranche and second lien debt instruments, that pay interest at rates which are determined periodically on the basis of a floating base lending rate, made to private middle market companies whose debt is rated below investment grade, similar to those we target for investment. Specifically, FSFR targets private leveraged middle market companies with approximately $20 million to $100 million of EBITDA and targets investment sizes generally ranging from $3 million and $20 million. We generally target small and mid-sized companies with annual revenues between $25 million and $250 million and target investment sizes generally ranging from $10 million to $100 million. In addition, though not the primary focus of our investment portfolio, our investments also include floating rate senior loans. Therefore, there may be certain investment opportunities that satisfy the investment criteria for both FSFR and us. FSFR operates as a distinct and separate public company and any investment in our common stock will not be an investment in FSFR. In addition, certain of our executive officers and independent directors serve in substantially similar capacities for FSFR. Fifth Street Management and its affiliates also manage private investment funds, and may manage other funds in the future, that have investment mandates that are similar, in whole and in part, with ours. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, the principals of our investment adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds.

Fifth Street Management has adopted, and our Board of Directors has approved, an investment allocation policy that governs the allocation of investment opportunities among the investment funds managed by Fifth Street Management and its affiliates. To the extent an investment opportunity is appropriate for us or FSFR or any other investment fund managed by our affiliates, and co-investment is not possible, Fifth Street Management will adhere to its investment allocation policy in order to determine to which entity to allocate the opportunity. Any such opportunity will be allocated first to the entity whose investment strategy is the most consistent with the opportunity being allocated, and second, if the terms of the opportunity are consistent with more than one entity’s investment strategy, on an alternating basis. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and our common stockholders could be adversely affected to the extent investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and members of our investment adviser.

The 1940 Act prohibits us from making certain negotiated co-investments with affiliates, including FSFR, unless we receive an order from the SEC permitting us to do so. Fifth Street Management and certain of its affiliates have submitted an exemptive application to the SEC to permit us to co-invest with other funds managed by Fifth Street Management or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that any such exemptive order will be obtained. Prior to receiving any such exemptive order from the SEC, Fifth Street Management will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. These offers will be subject to the exception that, in accordance with Fifth Street Management’s investment allocation policy, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by Fifth Street Management or its affiliates.

Fifth Street Management’s investment allocation policy is also designed to manage and mitigate conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other funds managed by our investment adviser or its affiliates. Generally, under the investment allocation policy, if we are permitted to co-invest pursuant to an exemptive order, co-investments will be allocated pursuant to the conditions of the exemptive order. If we are able to co-invest pursuant to SEC interpretive positions, generally, under the investment allocation policy, a portion of each opportunity that is appropriate for us and any affiliated fund will be offered to us and such other eligible accounts as determined by Fifth Street Management and generally based on asset class, fund size and liquidity, among other factors. If there is a sufficient amount of securities to satisfy all participants, the securities will be allocated among the participants in accordance with their order size and if there is an insufficient amount of securities to satisfy all participants, the securities will be allocated pro rata based on the allocation that each participant would have received if there was a sufficient amount of securities. Fifth Street Management seeks to treat all clients fairly and equitably such that none receive preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds receive allocations where others do not.

We have adopted a formal code of ethics that governs the conduct of our officers and directors. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Delaware General Corporation Law.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of January 10, 2014, the beneficial ownership of each director, each executive officer, the executive officers and directors as a group and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock. The beneficial ownership of FSFR’s common stock is also presented below for such individuals. Percentage of beneficial ownership is based on 139,182,861 shares of our common stock outstanding as of January 10, 2014 and 6,666,768 shares of FSFR’s common stock outstanding as of January 10, 2014.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for any persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power over the shares listed and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Fifth Street Finance Corp. as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). Unless otherwise indicated, the address of all executive officers and directors is c/o Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606.

	Number of Shares Owned Beneficially			Percentage of Common Stock Outstanding
Name	FSC		FSFR	FSC	FSFR
Interested Directors:
Leonard M. Tannenbaum	2,005,406	(1)	195,516	1.44%	2.93%
Bernard D. Berman(2)	21,968		3,000	*	*
Ivelin M. Dimitrov	23,235		—	*	—
Independent Directors:
Brian S. Dunn(2)	9,000		1,000	*	*
Richard P. Dutkiewicz(2)	10,699		1,000	*	*
Byron J. Haney(2)	10,000		—	*	—
Frank C. Meyer	154,624		—	*	—
Douglas F. Ray	9,336		—	*	—
Executive Officers Who Are Not Directors:
Alexander C. Frank	12,333		1,000	*	*
David H. Harrison(2)	9,190		1,000	*	*
All officers and directors as a group	2,265,791		204,481	1.62%	3.06%

*	Represents less than 1%.
(1)	The total number of shares reported includes 1,349,105 shares of which Mr. Tannenbaum is the direct beneficial owner (including 656,301 shares held in margin accounts) and 80,000 shares owned by the Leonard M. Tannenbaum Foundation, a 501(c)(3) corporation for which Mr. Tannenbaum serves as the President. With respect to the shares held by the Leonard M. Tannenbaum Foundation, Mr. Tannenbaum has sole voting and investment power over all such shares, but has no pecuniary interest therein.
(2)	Shares are held in a margin account and may be used as security on a margin basis, subject to the pre-approval of our chief compliance officer.

As indicated above, certain of our officers and directors hold shares in margin accounts. As of January 10, 2014, no shares in such margin accounts were pledged as loan collateral. Our insider trading policy prohibits share pledges, except in limited cases with the pre-approval of our chief compliance officer.

The following table sets forth, as of January 10, 2014, the dollar range of our and FSFR’s equity securities that is beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Name	FSC	FSFR
Interested Directors:
Leonard M. Tannenbaum	Over $100,000	Over $100,000
Bernard D. Berman	Over $100,000	$10,001 – $50,000
Ivelin M. Dimitrov	Over $100,000	—
Independent Directors:
Brian S. Dunn	$50,001 – $100,000	$10,001 – $50,000
Richard P. Dutkiewicz	$50,001 – $100,000	$10,001 – $50,000
Byron J. Haney	$50,001 – $100,000	—
Frank C. Meyer	Over $100,000	—
Douglas F. Ray	$50,001 – $100,000	—

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $9.46, and FSFR’s common stock of $13.52, on January 10, 2014 on the NASDAQ Global Select Market.
(3)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than three days prior to the dividend payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the dividend payment date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election. If the stockholder request is received less than three days prior to the dividend payment date then that dividend will be reinvested. However, all subsequent dividends will be paid out in cash on all balances.

We intend to use newly issued shares to implement the plan when our shares are trading at a premium to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (a) the current net asset value per share of our common stock, and (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan if either (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (2) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in the per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator’s fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, or by calling the plan administrators at 1-866-665-2281.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, New York, 11219, or by telephone at 1-866-665-2281.

DESCRIPTION OF OUR CAPITAL STOCK

The following description summarizes material provisions of the Delaware General Corporation Law and our restated certificate of incorporation and amended and restated bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our restated certificate of incorporation and amended and restated bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 250,000,000 shares of common stock, par value $0.01 per share, of which 139,137,757 shares were outstanding as of February 5, 2014.

Our common stock is listed on the NASDAQ Global Select Market under the ticker symbol “FSC.” No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our equity securities outstanding as of February 5, 2014:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	250,000,000	—	139,137,757

Under the terms of our restated certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefore. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock are able to elect all of our directors, and holders of less than a majority of such shares are unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our restated certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of Fifth Street or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.

Our restated certificate of incorporation and amended and restated bylaws provide that:

•	the Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;
•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and
•	any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our restated certificate of incorporation and amended and restated bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and
•	special meetings of the stockholders may only be called by our Board of Directors, chairman or chief executive officer.

Our amended and restated bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our amended and restated bylaws and our restated certificate of incorporation, the affirmative vote of the holders of at least

66 2/3% of the shares of our capital stock entitled to vote will be required to amend or repeal any of the provisions of our amended and restated bylaws.

However, the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of our restated certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to our certificate of incorporation. In addition, our restated certificate of incorporation permits our Board of Directors to amend or repeal our amended and restated bylaws by a majority vote.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.

This section is a summary of the material provisions of the indenture, including the general terms of our debt securities and your rights as a holder of such securities. Any accompanying prospectus supplement will describe any other material terms of the debt securities being offered thereunder. This section does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the indenture has been filed as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interests;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

The holders of our debt securities will not have veto power or a vote in approving any changes to our investment or operational policies.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this “Description of Our Debt Securities,” we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,
•	whether it imposes fees or charges,
•	how it would handle a request for the holders’ consent, if ever required,
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.
•	An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.
•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.
•	An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.
•	The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.
•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.
•	An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.
•	Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

If a global security is terminated, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest (either in cash or by delivery of additional indenture securities, as applicable) to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date;
•	We do not pay interest on a debt security of the series within 30 days of its due date;
•	We do not deposit any sinking fund payment in respect of debt securities of the series within 2 business days of its due date;

•	We remain in breach of a covenant in respect of debt securities of the series for 60 days after a written notice of default has been given stating we are in breach. The notice must be sent to us by the trustee or to us and the trustee by the holders of at least 25% of the principal amount of debt securities of the series;
•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur;
•	Any class of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months; or
•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) all Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;
•	The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;
•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
•	The holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	in respect of the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another corporation. We are also permitted to sell all or substantially all of our assets to another corporation. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting or transferee corporation must agree to be legally responsible for our obligations under the debt securities;
•	The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;
•	We must deliver certain certificates and documents to the trustee; and
•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security or the terms of any sinking fund with respect to any security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of debt securities required to satisfy quorum or voting requirements at a meeting of holders;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.
•	If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.
•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement.
•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current United States federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “Indenture Provisions — Subordination” below, such subordination would not prevent the Trustee from applying due funds available to it from the deposit described in the first bullet below to the payment of amounts in respect of such debt securities. In order to achieve covenant defeasance, we must do the following:

•	We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.
•	We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit.
•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
•	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.
•	No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.
•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in United States federal tax law or we obtain an IRS ruling, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.
•	We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.
•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.
•	Defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments.
•	No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.
•	Satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If we achieved covenant defeasance and your debt securities were subordinated as described under “Indenture Provisions — Subordination” below, such subordination would not prevent the Trustee from applying due funds available to it from the deposit described in the immediately preceding paragraph to the payment of amounts in respect of such debt securities.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,
•	without interest coupons, and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Designated Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Designated Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Designated Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Designated Senior Indebtedness or on their behalf for application to the payment of all the Designated Senior Indebtedness remaining unpaid until all the Designated Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Designated Senior Indebtedness. Subject to the payment in full of all Designated Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Designated Senior Indebtedness to the extent of payments made to the holders of the Designated Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Designated Senior Indebtedness or subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Designated Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Designated Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Designated Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Designated Senior Indebtedness and of our other indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

Deutsche Bank Trust Company Americas serves as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.

We may issue warrants to purchase shares of our common stock or debt securities. Such warrants may be issued independently or together with shares of common stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•	in the case of warrants to purchase common stock, the number of shares of common stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	the terms of any rights to redeem, or call such warrants;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. At our 2011 Annual Meeting of Stockholders, our stockholders approved a proposal to authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings, including under such circumstance. Such authorization has no expiration.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our debt securities or warrants representing rights to purchase shares of our common stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a business development company, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our 2008 taxable year. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

we generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years on which we do not pay any federal income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC subsidiaries or other potential outside managed funds and certain other fees.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC annual distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), We could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” in written statements furnished to our stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We or the applicable withholding agent will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We or the applicable withholding agent may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a stockholder that qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U. S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends after June 30, 2014, and proceeds of sale of our common stock paid after December 31, 2016 if certain disclosure requirements related to U.S. accounts are not satisfied.

Dividend Reinvestment Plan  We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

For taxable years beginning before January 1, 2014, no withholding was required with respect to certain distributions if (i) the distributions were properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. No assurance can be provided that this exemption will be extended for tax years beginning after December 31, 2013. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding even if extended.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the applicable withholding agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

The Foreign Account Tax Compliance Act generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after June 30, 2014 and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20% maximum rate for noncorporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years (5 years for taxable years beginning prior to December 31, 2013), unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

Business Development Company Regulations

We have elected to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

As a business development company, we will not generally be permitted to invest in any portfolio company in which our investment adviser or any of its affiliates currently have an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC. Fifth Street Management has submitted an exemptive application to the SEC to permit us to co-invest with other funds managed by Fifth Street Management or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that any such exemptive order will be obtained.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities that is traded on a national securities exchange;

(ii) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii) is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

(iv) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement (which is substantially similar to a secured loan) involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we may be prohibited from making distributions to our stockholders or repurchasing such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth” and “— Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.”

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and we have also approved the investment adviser’s code of ethics that was adopted by it under Rule 17j-1 under the 1940 Act and Rule 204A-1 of the Advisers Act. These codes establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may also read and copy the codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. and are available at our corporate governance webpage at http://ir.fifthstreetfinance.com/governance.cfm.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser. The proxy voting policies and procedures of our investment adviser are set forth below. The guidelines are reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, our investment adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of our investment adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

Our investment adviser will vote proxies relating to our securities in the best interest of our stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by us. Although our investment adviser will generally vote against proposals that may have a negative impact on our portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of our investment adviser are made by the officers who are responsible for monitoring each of our investments. To ensure that its vote is not the product of a conflict of interest, our investment adviser will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision-making process or vote administration are prohibited from revealing how our investment adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 10 Bank Street, 12th Floor, White Plains, NY 10606.

Other

We are subject to periodic examination by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and
•	pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting. Our independent registered public accounting firm will be required to audit our internal control over financial reporting.

Small Business Investment Company Regulations

Our wholly-owned subsidiaries’ SBIC licenses allow them to obtain leverage by issuing SBA-guaranteed debentures, subject to customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

SBA regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million when they have at least $112.5 million in regulatory capital. As of December 31, 2013, one of our SBIC subsidiaries had $75 million in regulatory capital and $150 million in SBA-guaranteed debentures outstanding, which had a fair value of $123.4 million. As of December 31, 2013, our other SBIC subsidiary had $75 million in regulatory capital and $60.8 million in SBA-guaranteed debentures outstanding, which had a fair value of $40.3 million.

We have received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This allows us increased flexibility under the 200% asset coverage test by permitting us to borrow up to $225 million more than we would otherwise be able to absent the receipt of this exemptive relief.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, our SBIC subsidiaries may also be limited in their ability to make distributions to us if they do not have sufficient capital, in accordance with SBA regulations.

Our SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of SBIC licenses does not assure that our SBIC subsidiaries will receive SBA guaranteed debenture funding, which is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiaries upon an event of default.

The NASDAQ Global Select Market Corporate Governance Regulations

The NASDAQ Global Select Market has adopted corporate governance regulations that listed companies must comply with. We are in compliance with such corporate governance regulations applicable to business development companies.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $1,500,000,000 of our common stock, debt securities or warrants to purchase common stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions and discounts or agency fees paid by us, must equal or exceed the net asset value per share of our common stock.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.

Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our portfolio securities are held under a custody agreement by U.S. Bank National Association. The address of our custodian is 214 N. Tryon Street, 27th Floor, Charlotte, NC 28202. American Stock Transfer & Trust Company acts as our transfer agent, distribution paying agent and registrar for our common stock. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (866) 665-2281.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of September 30, 2013 and 2012 and for each of the three years in the period ended September 30, 2013, included in this prospectus, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus or any prospectus supplement. The registration statement contains additional information about us and our securities being offered by this prospectus or any prospectus supplement.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Fifth Street and its affiliated companies. This notice supersedes any other privacy notice you may have received from Fifth Street.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below:

•	Authorized Employees of Our Investment Adviser. It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.
•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Fifth Street Finance Corp.

Consolidated Statements of Assets and Liabilities
(in thousands, except per share amounts)
(unaudited)

	December 31, 2013	September 30, 2013
ASSETS
Investments at fair value:
Control investments (cost December 31, 2013: $231,291; cost September 30, 2013: $207,518)	$239,695	$215,502
Affiliate investments (cost December 31, 2013: $38,803; cost September 30, 2013: $29,807)	41,712	31,932
Non-control/Non-affiliate investments (cost December 31, 2013: $2,078,941; cost September 30, 2013: $1,622,326)	2,095,305	1,645,612
Total investments at fair value (cost December 31, 2013: $2,349,035; cost September 30, 2013: $1,859,651)	2,376,712	1,893,046
Cash and cash equivalents	42,600	147,359
Interest and fees receivable	11,782	10,379
Due from portfolio company	3,094	1,814
Deferred financing costs	19,575	19,548
Other assets	720	187
Total assets	$2,454,483	$2,072,333
LIABILITIES AND NET ASSETS
Liabilities:
Accounts payable, accrued expenses and other liabilities	$3,030	$1,166
Base management fee payable	12,059	9,625
Incentive fee payable	9,054	7,175
Due to FSC, Inc.	2,133	840
Interest payable	7,011	2,939
Payables from unsettled transactions	—	35,716
Credit facilities payable	564,228	188,000
SBA debentures payable	210,750	181,750
Unsecured convertible notes payable	115,000	115,000
Unsecured notes payable	161,250	161,250
Total liabilities	1,084,515	703,461
Commitments and contingencies (Note 3)
Net assets:
Common stock, $0.01 par value, 250,000 shares authorized; 139,138 and 139,041 shares issued and outstanding at December 31, 2013 and September 30, 2013, respectively	1,391	1,390
Additional paid-in-capital	1,510,548	1,509,546
Net unrealized appreciation on investments	27,677	33,395
Net realized loss on investments and interest rate swap	(151,385)	(154,591)
Accumulated overdistributed net investment income	(18,263)	(20,868)
Total net assets (equivalent to $9.85 per common share at December 31, 2013 and September 30, 2013) (Note 12)	1,369,968	1,368,872
Total liabilities and net assets	$2,454,483	$2,072,333

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three months ended December 31, 2013	Three months ended December 31, 2012
Interest income:
Control investments	$2,419	$882
Affiliate investments	766	584
Non-control/Non-affiliate investments	45,296	33,454
Interest on cash and cash equivalents	3	3
Total interest income	48,484	34,923
PIK interest income:
Control investments	2,408	108
Affiliate investments	335	456
Non-control/Non-affiliate investments	2,870	3,156
Total PIK interest income	5,613	3,720
Fee income:
Control investments	567	99
Affiliate investments	170	12
Non-control/Non-affiliate investments	16,401	12,683
Total fee income	17,138	12,794
Dividend and other income:
Non-control/Non-affiliate investments	96	346
Total dividend and other income	96	346
Total investment income	71,331	51,783
Expenses:
Base management fee	12,059	8,046
Incentive fee	9,054	6,639
Professional fees	1,025	1,188
Board of Directors fees	155	129
Interest expense	10,213	7,156
Administrator expense	853	930
General and administrative expenses	1,754	1,139
Total expenses	35,113	25,227
Net investment income	36,218	26,556
Unrealized appreciation (depreciation) on investments:
Control investments	420	(1,222)
Affiliate investments	783	(156)
Non-control/Non-affiliate investments	(6,921)	(7,961)
Net unrealized depreciation on investments	(5,718)	(9,339)
Realized gain (loss) on investments:
Non-control/Non-affiliate investments	3,206	626
Net realized gain on investments	3,206	626
Net increase in net assets resulting from operations	$33,706	$17,843
Net investment income per common share – basic	$0.26	$0.28
Earnings per common share – basic	$0.24	$0.19
Weighted average common shares outstanding – basic	139,126	94,889
Net investment income per common share – diluted	$0.26	$0.27
Earnings per common share – diluted	$0.24	$0.19
Weighted average common shares outstanding – diluted	146,916	102,679

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Changes in Net Assets
(in thousands, except per share amounts)
(unaudited)

	Three months ended December 31, 2013	Three months ended December 31, 2012
Operations:
Net investment income	$36,218	$26,556
Net unrealized depreciation on investments	(5,718)	(9,339)
Net realized gain on investments	3,206	626
Net increase in net assets resulting from operations	33,706	17,843
Stockholder transactions:
Distributions to stockholders from ordinary income	(33,613)	(27,593)
Net decrease in net assets from stockholder transactions	(33,613)	(27,593)
Capital share transactions:
Issuance of common stock, net	—	151,334
Issuance of common stock under dividend reinvestment plan	3,411	1,725
Repurchases of common stock under stock repurchase program	(406)	—
Repurchases of common stock under dividend reinvestment plan	(2,002)	—
Net increase in net assets from capital share transactions	1,003	153,059
Total increase in net assets	1,096	143,309
Net assets at beginning of period	1,368,872	903,570
Net assets at end of period	$1,369,968	$1,046,879
Net asset value per common share	$9.85	$9.88
Common shares outstanding at end of period	139,138	105,943

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Cash Flows
(in thousands, except per share amounts)
(unaudited)

	Three months ended December 31, 2013	Three months ended December 31, 2012
Cash flows from operating activities:
Net increase in net assets resulting from operations	$33,706	$17,843
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Net unrealized depreciation on investments	5,718	9,339
Net realized gains on investments	(3,206)	(626)
PIK interest income	(5,613)	(3,720)
Recognition of fee income	(17,138)	(12,794)
Accretion of original issue discount on investments	(164)	(132)
Amortization of deferred financing costs	1,405	1,275
Changes in operating assets and liabilities:
Fee income received	16,920	10,862
Increase in interest and fees receivable	(1,342)	(635)
(Increase) decrease in due from portfolio company	(1,280)	1,608
Decrease in receivables from unsettled transactions	—	1,500
Increase in other assets	(135)	(89)
Increase in accounts payable, accrued expenses and other liabilities	1,982	400
Increase (decrease) in base management fee payable	2,435	(5,025)
Increase (decrease) in incentive fee payable	1,879	(4,349)
Increase (decrease) in due to FSC, Inc.	1,293	(867)
Increase in interest payable	4,072	877
Decrease in payables from unsettled transactions	(35,716)	—
Purchases of investments and net revolver activity, net of syndications	(650,118)	(398,808)
Principal payments received on investments (scheduled payments)	10,346	12,630
Principal payments received on investments (payoffs)	43,746	56,250
PIK interest income received in cash	4,226	313
Proceeds from the sale of investments	111,556	34,051
Net cash used by operating activities	(475,428)	(280,097)
Cash flows from financing activities:
Distributions paid in cash	(30,202)	(25,868)
Borrowings under SBA debentures payable	29,000	31,750
Borrowings under credit facilities	475,057	323,000
Repayments of borrowings under credit facilities	(98,829)	(306,251)
Proceeds from the issuance of unsecured notes	—	72,465
Proceeds from the issuance of common stock	—	151,668
Repurchases of common stock under stock repurchase program	(406)	—
Repurchases of common stock under dividend reinvestment plan	(2,002)	—
Deferred financing costs paid	(1,432)	(3,125)
Offering costs paid	(517)	(497)
Net cash provided by financing activities	370,669	243,142
Net decrease in cash and cash equivalents	(104,759)	(36,955)
Cash and cash equivalents, beginning of period	147,359	74,393
Cash and cash equivalents, end of period	$42,600	$37,438
Supplemental information:
Cash paid for interest	$4,834	$5,107
Non-cash financing activities:
Issuance of shares of common stock under dividend reinvestment plan	$3,411	$1,725

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments
(dollar amounts in thousands)
December 31, 2013
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Control Investments(3)
Traffic Solutions Holdings, Inc.	Construction and engineering
Second Lien Term Loan, 12% cash 3% PIK due 12/31/2016		$14,606	$14,597	$14,635
LC Facility, 8.5% cash due 12/31/2016(10)			(3)	—
746,114 Series A Preferred Units			13,193	16,297
746,114 Class A Common Stock Units			5,316	10,589
			33,103	41,521
TransTrade Operators, Inc.(9)	Air freight and logistics
First Lien Term Loan, 11% cash 3% PIK due 5/31/2016		14,154	14,154	14,021
First Lien Revolver, 8% cash due 5/31/2016		—	—	—
596.67 Series A Common Units in TransTrade Holding LLC			—	—
3,033,333.33 Preferred Units in TransTrade Holding LLC			4,117	685
			18,271	14,706
HFG Holdings, LLC	Specialized finance
First Lien Term Loan, 6% cash 4% PIK due 6/10/2019		94,087	94,087	94,187
860,000 Class A Units(12)			22,347	22,782
			116,434	116,969
First Star Aviation, LLC	Airlines
First Lien Term Loan, 9% cash 3% PIK due 1/9/2018		33,862	33,862	33,900
10,104,401 Common Units			10,104	11,057
			43,966	44,957
Eagle Hospital Physicians, LLC	Healthcare services
First Lien Term Loan A, 8% PIK due 8/1/2016		11,379	11,379	11,344
First Lien Term Loan B, 8.1% PIK due 8/1/2016		3,105	3,105	3,103
First Lien Revolver, 8% cash due 8/1/2016		933	933	932
4,100,000 Class A Common Units			4,100	6,163
			19,517	21,542
Total Control Investments (17.5% of net assets)			$231,291	$239,695
Affiliate Investments(4)
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan, 10% cash 2% PIK due 6/30/2019		$9,007	$9,007	$9,015
1,080,399 shares of Series A Preferred Stock			1,080	3,569
			10,087	12,584
AmBath/ReBath Holdings, Inc.(9)	Home improvement retail
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2016		2,873	2,873	2,947
First Lien Term Loan B, 12.5% cash 2.5% PIK due 4/30/2016		25,843	25,843	25,665
4,668,788 Shares of Preferred Stock			—	516
			28,716	29,128
Total Affiliate Investments (3.0% of net assets)			$38,803	$41,712

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
December 31, 2013
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Non-Control/Non-Affiliate Investments(7)
Fitness Edge, LLC	Leisure facilities
1,000 Common Units(6)			$43	$215
			43	215
Thermoforming Technology Group LLC (formerly Capital Equipment Group, Inc.)	Industrial machinery
2.28% membership interest			849	849
			849	849
HealthDrive Corporation(9)	Healthcare services
First Lien Term Loan A, 10% cash due 7/17/2014		$4,164	4,162	4,076
First Lien Term Loan B, 12% cash 1% PIK due 7/17/2014		10,791	10,791	10,790
First Lien Revolver, 12% cash due 7/17/2014		2,266	2,266	2,282
			17,219	17,148
Cenegenics, LLC	Healthcare services
First Lien Term Loan, 9.75% cash due 9/30/2019		33,200	33,177	33,239
414,419 Common Units(6)			598	1,303
			33,775	34,542
Riverlake Equity Partners II, LP	Multi-sector holdings
1.78% limited partnership interest(6)(12)			436	427
			436	427
Riverside Fund IV, LP	Multi-sector holdings
0.34% limited partnership interest(6)(12)			713	654
			713	654
Psilos Group Partners IV, LP	Multi-sector holdings
2.35% limited partnership interest(11)(12)			—	—
			—	—
Mansell Group, Inc.(9)	Advertising
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2015		5,998	5,956	6,060
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 4/30/2015		9,461	9,408	9,547
First Lien Revolver, LIBOR+6% (3% floor) cash due 4/30/2015(10)			(11)	—
			15,353	15,607
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (2% floor) cash due 8/13/2015		11,500	11,416	11,497
First Lien Term Loan B, LIBOR+10% (2% floor) cash 1% PIK due 8/13/2015		16,014	15,930	16,021
First Lien Revolver, LIBOR+7% (2% floor) cash due 8/13/2015		500	470	500
			27,816	28,018

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
December 31, 2013
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Specialty Bakers LLC	Food distributors
First Lien Term Loan A, LIBOR+8.5% cash due 9/15/2015		$3,139	$3,035	$3,138
First Lien Term Loan B, LIBOR+11% (2.5% floor) cash due 9/15/2015		11,000	10,899	10,995
First Lien Revolver, LIBOR+8.5% cash due 9/15/2015		2,000	1,963	2,003
			15,897	16,136
Welocalize, Inc.	Internet software & services
3,393,060 Common Units in RPWL Holdings, LLC			3,393	7,277
			3,393	7,277
Miche Bag, LLC(9)	Apparel, accessories & luxury goods
First Lien Term Loan B, LIBOR+10% (3% floor) 3% PIK due 12/7/2015		17,666	16,543	17,409
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/7/2015(10)			(29)	—
10,371 Series A Preferred Equity units in Miche Bag Holdings, LLC			1,037	40
1,358.854 Series C Preferred Equity units in Miche Bag Holdings, LLC			136	—
19,417 Series A Common Equity units in Miche Bag Holdings, LLC			—	—
146,289 Series D Common Equity units in Miche Bag Holdings, LLC			1,463	—
			19,150	17,449
Bunker Hill Capital II (QP), LP	Multi-sector holdings
0.51% limited partnership interest(12)			361	263
			361	263
Drugtest, Inc.(9)	Human resources & employment services
First Lien Term Loan A, LIBOR+7.5% (0.75% floor) cash due 6/27/2018		38,317	38,189	38,605
First Lien Term Loan B, LIBOR+10% (1% floor) 1.5% PIK due 6/27/2018		15,792	15,712	15,767
First Lien Revolver, LIBOR+6% (1% floor) cash due 6/27/2018(10)			(38)	—
			53,863	54,372
Physicians Pharmacy Alliance, Inc.(9)	Healthcare services
First Lien Term Loan, LIBOR+9% cash 1.5% PIK due 1/4/2016		11,433	11,293	11,434
First Lien Revolver, LIBOR+6% cash due 1/4/2016(10)			(16)	—
			11,277	11,434
Cardon Healthcare Network, LLC	Diversified support services
69,487 Class A Units			265	507
			265	507

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
December 31, 2013
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Phoenix Brands Merger Sub LLC(9)	Household products
Senior Term Loan, LIBOR+5% (1.5% floor) cash due 1/31/2016		$5,196	$5,122	$5,119
Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		21,821	21,556	21,001
Senior Revolver, LIBOR+5% (1.5% floor) cash due 1/31/2016		3,000	2,930	3,000
			29,608	29,120
CCCG, LLC(9)	Oil & gas equipment services
First Lien Term Loan, LIBOR+8% (1.75% floor) cash 1% PIK due 12/29/2017		35,328	34,926	34,727
First Lien Revolver, LIBOR+5.5% (1.75% floor) cash due 12/31/2014			—	—
			34,926	34,727
Maverick Healthcare Group, LLC	Healthcare equipment
First Lien Term Loan A, LIBOR+9% (1.75% floor) cash due 12/31/2016		9,900	9,900	9,919
First Lien Term Loan B, LIBOR+9% (1.75% floor) cash due 12/31/2016		38,800	38,470	38,745
			48,370	48,664
Refac Optical Group	Specialty stores
First Lien Term Loan A, LIBOR+7.5% cash due 9/30/2018		23,846	23,704	23,928
First Lien Term Loan B, LIBOR+8.5% cash 1.75% PIK due 9/30/2018		33,023	32,752	33,131
First Lien Term Loan C, 12% cash due 12/31/2014		7,757	7,757	7,757
First Lien Revolver, LIBOR+7.5% cash due 9/30/2018		4,400	4,341	4,400
1,550.9435 Shares of Common Stock in Refac Holdings, Inc.			1	—
500.9435 Shares of Series A-2 Preferred Stock in Refac Holdings, Inc.			305	—
1,000 Shares of Series A Preferred Stock in Refac Holdings, Inc.			999	889
			69,859	70,105
GSE Environmental, Inc.(9)	Environmental & facilities services
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/27/2016		3,780	3,730	3,175
			3,730	3,175
Baird Capital Partners V, LP	Multi-sector holdings
0.40% limited partnership interest(12)			649	743
			649	743
Charter Brokerage, LLC	Oil & gas equipment services
Senior Term Loan, LIBOR+6.5% (1.5% floor) cash due 10/10/2016		28,534	28,458	28,840
Subordinated Term Loan, 11.75% cash 2% PIK due 10/10/2017		12,036	11,986	11,999
Senior Revolver, LIBOR+6.5% (1.5% floor) cash due 10/10/2016		1,067	1,030	1,067
			41,474	41,906

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
December 31, 2013
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Discovery Practice Management, Inc.(9)	Healthcare services
First Lien Term Loan, LIBOR+9.75% cash due 11/4/2018		$20,568	$20,481	$20,568
First Lien Revolver, LIBOR+6% cash due 11/4/2018		600	580	600
			21,061	21,168
Milestone Partners IV, LP	Multi-sector holdings
0.86% limited partnership interest(6)(12)			709	772
			709	772
Insight Pharmaceuticals LLC	Pharmaceuticals
Second Lien Term Loan, LIBOR+11.75% (1.5% floor) cash due 8/25/2017		13,517	13,445	13,599
			13,445	13,599
National Spine and Pain Centers, LLC	Healthcare services
Subordinated Term Loan, 11% cash 1.6% PIK due 9/27/2017		29,382	29,215	29,655
317,282.97 Class A Units			317	428
			29,532	30,083
RCPDirect, LP	Multi-sector holdings
0.91% limited partnership interest(6)(12)			641	559
			641	559
The MedTech Group, Inc.(9)	Healthcare equipment
Senior Term Loan, LIBOR+5.5% (1.25% floor) cash due 9/7/2016		12,366	12,303	12,373
			12,303	12,373
Digi-Star Acquisition Holdings, Inc.	Industrial machinery
Subordinated Term Loan, 12% cash 1.5% PIK due 11/18/2017		16,509	16,428	16,694
264.37 Class A Preferred Units			115	115
2,954.87 Class A Common Units(6)			36	359
			16,579	17,168
CPASS Acquisition Company	Internet software & services
First Lien Term Loan, LIBOR+9% (1.5% floor) cash 1% PIK due 11/21/2016		7,986	7,909	8,058
First Lien Revolver, LIBOR+9% (1.5% floor) cash due 11/21/2016		250	239	250
			8,148	8,308
Genoa Healthcare Holdings, LLC	Pharmaceuticals
Senior Term Loan, LIBOR+5.25% (1.25% floor) cash due 12/1/2016		8,663	8,663	8,663
Subordinated Term Loan, 12% cash 2% PIK due 6/1/2017		13,039	12,961	13,163
Senior Revolver, LIBOR+5.25% (1.25% floor) cash due 12/1/2016			—	—
500,000 Preferred units(6)			261	282
500,000 Class A Common Units			25	651
			21,910	22,759

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
December 31, 2013
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
ACON Equity Partners III, LP	Multi-sector holdings
0.15% limited partnership interest(6)(12)			$336	$151
			336	151
CRGT, Inc.	IT consulting & other services
Subordinated Term Loan, 12.5% cash 3% PIK due 3/9/2018		$26,947	26,770	27,753
			26,770	27,753
Riverside Fund V, LP	Multi-sector holdings
0.48% limited partnership interest(12)			418	354
			418	354
World 50, Inc.	Research & consulting services
First Lien Term Loan A, LIBOR+6.25% (1.5% floor) cash due 3/30/2017		10,537	10,451	10,701
First Lien Term Loan B, 12.5% cash due 3/30/2017		7,000	6,947	7,111
Senior Revolver, LIBOR+6.25% (1.5% floor) cash due 3/30/2017(10)			(39)	—
			17,359	17,812
Nixon, Inc.	Apparel, accessories & luxury goods
First Lien Term Loan, 8.75% cash 2.75% PIK due 4/16/2018		9,242	9,171	9,341
			9,171	9,341
JTC Education, Inc.(9)	Education services
Subordinated Term Loan, 13% cash due 11/1/2017		14,500	14,420	14,605
17,391 Shares of Series A-1 Preferred Stock			313	393
17,391 Shares of Common Stock			187	11
			14,920	15,009
BMC Acquisition, Inc.	Diversified financial services
Senior Term Loan, LIBOR+5.5% (1% floor) cash due 5/1/2017		5,220	5,192	5,212
Senior Revolver, LIBOR+5% (1% floor) cash due 5/1/2017(10)			(6)	—
500 Series A Preferred Shares			499	553
50,000 Common Shares			1	—
			5,686	5,765
Ansira Partners, Inc.(9)	Advertising
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/4/2017		10,320	10,261	10,328
First Lien Revolver, LIBOR+5.5% (1.5% floor) cash due 5/4/2017(10)			(6)	—
250 Preferred Units & 250 Class A Common Units of Ansira Holdings, LLC			250	323
			10,505	10,651
Edmentum, Inc.	Education services
Second Lien Term Loan, LIBOR+9.75% (1.5% floor) cash due 5/17/2019		17,000	17,000	17,100
			17,000	17,100

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
December 31, 2013
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
I Drive Safely, LLC	Education services
First Lien Term Loan, LIBOR+8.5% (1.5% floor) cash due 5/25/2017		$27,000	$26,986	$27,440
First Lien Revolver, LIBOR+6.5% (1.5% floor) cash due 5/25/2017(10)			(3)	—
75,000 Class A Common Units of IDS Investments, LLC			750	946
			27,733	28,386
Yeti Acquisition, LLC(9)	Leisure products
First Lien Term Loan A, LIBOR+8% (1.25% floor) cash due 6/15/2017		18,100	18,082	18,186
First Lien Term Loan B, LIBOR+11.25% (1.25% floor) cash 1% PIK due 6/15/2017		12,000	11,993	12,025
First Lien Revolver, LIBOR+8% (1.25% floor) cash due 6/15/2017(10)			(6)	—
1,500 Common Stock Units of Yeti Holdings, Inc.			1,500	3,451
			31,569	33,662
Specialized Education Services, Inc.	Education services
Senior Term Loan, LIBOR+5.5% (1.5% floor) cash due 6/28/2017		8,891	8,891	8,887
Subordinated Term Loan, 11% cash 1.5% PIK due 6/28/2018		17,907	17,907	17,949
			26,798	26,836
PC Helps Support, LLC	IT consulting & other services
Subordinated Term Loan, 12% cash 1.5% PIK due 9/5/2018		18,876	18,876	19,046
675 Series A Preferred Units of PCH Support Holdings, Inc.			675	515
7,500 Class A Common Stock Units of PCH Support Holdings, Inc.			75	—
			19,626	19,561
Olson + Co., Inc.(9)	Advertising
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 9/30/2017		13,853	13,853	13,854
First Lien Revolver, LIBOR+5.5% (1.5% floor) cash due 9/30/2017			—	—
			13,853	13,854
Beecken Petty O’Keefe Fund IV, L.P.	Multi-sector holdings
0.5% limited partnership interest(12)			211	211
			211	211
Deltek, Inc.(9)	IT consulting & other services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 10/10/2019		25,000	25,000	25,371
First Lien Revolver, LIBOR+4.75% (1.25% floor) cash due 10/10/2017			—	—
			25,000	25,371

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
December 31, 2013
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
First American Payment Systems, LP	Diversified support services
Second Lien Term Loan, LIBOR+9.5% (1.25% floor) cash due 4/12/2019		$25,000	$25,000	$25,178
First Lien Revolver, LIBOR+4.5% (1.25% floor) cash due 10/12/2017		233	233	233
			25,233	25,411
Dexter Axle Company	Auto parts & equipment
Subordinated Term Loan, 11.25% cash 2% PIK due 11/1/2019		30,717	30,717	31,073
1,500 Common Shares in Dexter Axle Holding Company			1,500	1,809
			32,217	32,882
SumTotal Systems, LLC	Internet software & services
Second Lien Term Loan, LIBOR+9% (1.25% floor) cash due 5/16/2019		20,000	20,000	20,002
			20,000	20,002
Comprehensive Pharmacy Services, LLC	Pharmaceuticals
Subordinated Term Loan, 11.25% cash 1.5% PIK due 11/30/2019		14,201	14,201	14,572
20,000 Common Shares in MCP CPS Group Holdings, Inc.(6)			2,000	2,319
			16,201	16,891
Reliance Communications, LLC	Internet software & services
First Lien Term Loan A, LIBOR+7% (1% floor) cash due 12/18/2017		21,477	21,450	21,562
First Lien Term Loan B, LIBOR+11.5% (1% floor) cash due 12/18/2017		11,333	11,320	11,379
First Lien Revolver, LIBOR+7% (1% floor) cash due 12/18/2017(10)			(6)	—
			32,764	32,941
Garretson Firm Resolution Group, Inc.	Diversified support services
First Lien Term Loan, LIBOR+5% (1.25% floor) cash due 12/20/2018		7,124	7,124	7,163
Subordinated Term Loan, 11% cash 1.5% PIK due 6/20/2019		5,038	5,038	5,063
First Lien Revolver, LIBOR+5% (1.25% floor) cash due 12/20/2017		713	712	713
4,950,000 Preferred Units in GRG Holdings, LP			495	378
50,000 Common Units in GRG Holdings, LP			5	—
			13,374	13,317
Teaching Strategies, LLC	Education services
First Lien Term Loan A, LIBOR+6% (1.25% floor) cash due 12/21/2017		59,850	59,822	60,346
First Lien Term Loan B, LIBOR+8.35% (1.25% floor) cash 3.15% PIK due 12/21/2017		27,902	27,889	28,019
First Lien Revolver, LIBOR+6% (1.25% floor) cash due 12/21/2017		1,000	996	1,000
			88,707	89,365

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
December 31, 2013
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Omniplex World Services Corporation	Security & alarm services
Subordinated Term Loan, 12.25% cash 1.25% PIK due 12/21/2018		$12,664	$12,664	$12,652
500 Class A Common Units in Omniplex Holdings Corp.			500	542
			13,164	13,194
Dominion Diagnostics, LLC	Healthcare services
Subordinated Term Loan, 11% cash 2% PIK due 12/21/2018		15,827	15,827	16,073
			15,827	16,073
Affordable Care, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+9.25% (1.25% floor) cash due 12/26/2019		21,500	21,500	21,920
			21,500	21,920
Aderant North America, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 6/20/2019		7,000	7,000	7,047
			7,000	7,047
AdVenture Interactive, Corp.	Advertising
First Lien Term Loan, LIBOR+6.75% (1.25% floor) cash due 3/22/2018		91,989	91,981	92,068
First Lien Revolver, LIBOR+6.75% (1.25% floor) cash due 3/22/2018			—	—
2,000 Preferred Units of AVI Holdings, L.P.(6)			2,000	1,271
			93,981	93,339
CoAdvantage Corporation	Human resources & employment services
Subordinated Term Loan, 11.5% cash 1.25% PIK due 12/31/2018		10,126	10,126	10,329
50,000 Class A Units in CIP CoAdvantage Investments LLC			500	388
			10,626	10,717
EducationDynamics, LLC	Education services
Subordinated Term Loan, 12% cash 6% PIK due 1/16/2017		11,232	11,232	11,196
			11,232	11,196
Vestcom International, Inc.	Data processing & outsourced services
First Lien Term Loan, LIBOR+5.75% (1.25% floor) cash due 12/26/2018		9,925	9,925	9,956
			9,925	9,956
Sterling Capital Partners IV, L.P.	Multi-sector holdings
0.20% limited partnership interest(6)(12)			460	501
			460	501
Devicor Medical Products, Inc.	Healthcare equipment
First Lien Term Loan, LIBOR+5% (2% floor) cash due 7/8/2015		9,429	9,429	9,427
			9,429	9,427

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
December 31, 2013
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
RP Crown Parent, LLC	Application software
First Lien Revolver, LIBOR+5.5% (1.25% floor) cash due 12/21/2017(10)			$(583)	$—
			(583)	—
Advanced Pain Management Holdings, Inc.	Healthcare services
First Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 2/26/2018		$24,000	24,000	24,412
			24,000	24,412
Rocket Software, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.75% (1.5% floor) cash due 2/8/2019		10,475	10,437	10,551
			10,437	10,551
TravelClick, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 3/26/2018		15,000	15,000	15,069
			15,000	15,069
ISG Services, LLC	Diversified support services
First Lien Term Loan, LIBOR+8% (1% floor) cash due 3/28/2018		94,416	94,404	94,829
First Lien Revolver, LIBOR+8% (1% floor) cash due 3/28/2018		4,000	3,999	4,000
			98,403	98,829
Joerns Healthcare, LLC	Healthcare services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 9/28/2018		20,000	20,000	19,846
			20,000	19,846
Pingora MSR Opportunity Fund I, LP	Thrift & mortgage finance
1.90% limited partnership interest(12)			208	127
			208	127
Chicago Growth Partners III, LP	Multi-sector holdings
0.50% limited partnership interest(11)(12)			—	—
			—	—
Credit Infonet, Inc.	Data processing & outsourced services
Subordinated Term Loan, 12.25% cash due 10/26/2018		13,250	13,250	13,583
			13,250	13,583
H.D. Vest, Inc.	Specialized finance
Second Lien Term Loan, LIBOR+8% (1.25% floor) cash due 6/18/2019		8,750	8,750	8,813
			8,750	8,813
2Checkout.com, Inc.	Diversified support services
First Lien Revolver, LIBOR+5% cash due 6/26/2016		1,650	1,648	1,650
			1,648	1,650

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
December 31, 2013
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Meritas Schools Holdings, LLC	Education services
First Lien Term Loan, LIBOR+5.75% (1.25% floor) cash due 6/25/2019		$9,943	$9,943	$10,035
			9,943	10,035
Personable Holdings, Inc.	Other diversified financial services
First Lien Term Loan, LIBOR+6% (1.25% floor) cash due 5/16/2018		10,969	10,969	10,980
First Lien Revolver, LIBOR+6% (1.25% floor) cash due 5/16/2018			—	—
			10,969	10,980
Ikaria Acquisition, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+6% (1.25% floor) cash due 7/3/2018		9,750	9,750	9,751
Second Lien Term Loan, LIBOR+9.75% (1.25% floor) cash due 7/3/2019		8,000	8,000	7,983
			17,750	17,734
Royal Adhesives and Sealants, LLC	Specialty chemicals
Second Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 1/31/2019		13,500	13,500	13,498
			13,500	13,498
Bracket Holding Corp.	Healthcare services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 2/15/2020		32,000	32,000	32,003
50,000 Common Units in AB Group Holdings, LP			500	458
			32,500	32,461
Salus CLO 2012-1, Ltd.	Asset management & custody banks
Class F Deferrable Notes - A, LIBOR+11.5% cash due 3/5/2021(12)		7,500	7,500	7,500
Class F Deferrable Notes - B, LIBOR+10.85% cash due 3/5/2021(12)		22,000	22,000	22,000
			29,500	29,500
HealthEdge Software, Inc.	Application software
Second Lien Term Loan, 12% cash due 9/30/2018		12,500	12,500	12,509
			12,500	12,509
InMotion Entertainment Group, LLC	Consumer electronics
First Lien Term Loan, LIBOR+7.75% (1.25% floor) cash due 10/1/2018		33,700	33,674	33,700
First Lien Revolver, LIBOR+6.75% (1.25% floor) cash due 10/1/2018		1,703	1,697	1,703
CapEx Line, LIBOR+7.75% (1.25% floor) cash due 10/1/2018		385	379	385
1,000,000 Class A Units in InMotion Entertainment Holdings, LLC			1,000	1,000
			36,750	36,788

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
December 31, 2013
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
BMC Software Finance, Inc.	Application software
First Lien Revolver, LIBOR+4% (1% floor) cash due 9/10/2018			$—	$—
			—	—
CT Technologies Intermediate Holdings, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+8% (1.25% floor) cash due 10/4/2020		$12,000	12,000	12,000
			12,000	12,000
Thing5, LLC	Data processing & outsourced services
First Lien Term Loan, LIBOR+7% (1% floor) cash due 10/11/2018		45,000	44,967	45,000
First Lien Revolver, LIBOR+7% (1% floor) cash due 10/11/2018(10)			(4)	—
2,000,000 Common Units in T5 Investment Vehicle, LLC			2,000	2,000
			46,963	47,000
Epic Health Services, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+8% (1.25% floor) cash due 10/16/2019		30,000	30,000	30,000
			30,000	30,000
Kason Corporation	Industrial machinery
Subordinated Term Loan, 11.5% cash 1.75% PIK due 10/28/2019		5,620	5,620	5,620
450 Class A Preferred Units in Kason Investment, LLC			450	450
5,000 Class A Common Units in Kason Investment, LLC			50	50
			6,120	6,120
First Choice ER, LLC	Healthcare services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 10/31/2018		75,000	74,978	75,000
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 10/31/2018(10)			(3)	—
First Lien Delayed Draw Term Loan, LIBOR+7.5% (1% floor) cash due 4/30/2015(10)			(50)	—
			74,925	75,000
SPC Partners V, LP	Multi-sector holdings
0.4% limited partnership interest(12)			277	277
			277	277
Systems Maintenance Services Holdings, Inc.	IT consulting & other services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 10/18/2020		24,000	24,000	24,000
			24,000	24,000
Vandelay Industries Merger Sub, Inc.	Industrial machinery
Second Lien Term Loan, 10.75% cash 1% PIK due 11/12/2019		32,044	32,044	32,044
2,500,000 Class A Common Units in Vandelay Industries, LP			2,500	2,500
			34,544	34,544

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
December 31, 2013
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Vitera Healthcare Solutions, LLC	Healthcare technology
First Lien Term Loan, LIBOR+5% (1% floor) cash due 11/4/2020		$5,000	$5,000	$5,000
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 11/4/2021		8,000	8,000	8,000
			13,000	13,000
Renaissance Learning, Inc.	Education services
Second Lien Term Loan, LIBOR+7.75% (1% floor) cash due 5/13/2021		16,000	16,000	16,000
			16,000	16,000
SugarSync, Inc.	Internet software & services
First Lien Term Loan, LIBOR+10% (0.5% floor) cash due 11/18/2016		6,500	6,500	6,500
			6,500	6,500
The Active Network, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/15/2021		13,600	13,600	13,600
			13,600	13,600
OmniSYS Acquisition Corporation	Diversified support services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 11/21/2018		21,000	20,962	21,000
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 11/21/2018(10)			(4)	—
100,000 Common Units in OSYS Holdings, LLC			1,000	1,000
			21,958	22,000
Med-Data, Incorporated	Diversified support services
First Lien Term Loan, LIBOR+7.25% (1% floor) cash due 11/22/2018		55,000	54,962	55,000
First Lien Revolver, LIBOR+7.25% (1% floor) cash due 11/22/2018(10)			(4)	—
			54,958	55,000
All Web Leads, Inc.	Advertising
First Lien Term Loan, LIBOR+8% (1% floor) cash due 11/26/2018		50,750	50,713	50,750
First Lien Revolver, LIBOR+8% (1% floor) cash due 11/26/2018(10)			(5)	—
			50,708	50,750
Moelis Capital Partners Opportunity Fund I-B, LP	Multi-sector holdings
1.0% limited partnership interest(11)(12)			—	—
			—	—
Aden & Anais Merger Sub, Inc.	Apparel, accessories & luxury goods
Subordinated Term Loan, 10% cash 2% PIK due 6/23/2019		12,006	12,006	12,006
30,000 Common Units in Aden & Anais Holdings, Inc.			3,000	3,000
			15,006	15,006

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
December 31, 2013
(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Lift Brands, Inc.	Leisure facilities
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 12/23/2019		$80,000	$79,926	$80,000
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 12/23/2019(10)			(18)	—
2,000,000 Class A Common Units in Snap Investments, LLC			2,000	2,000
			81,908	82,000
Tailwind Capital Partners II, LP	Multi-sector holdings
0.3% limited partnership interest(11)(12)			—	—
			—	—
Total Non-Control/Non-Affiliate Investments (152.9% of net assets)			$2,078,941	$2,095,305
Total Portfolio Investments (173.5% of net assets)			$2,349,035	$2,376,712

(1)	All debt investments are income producing unless otherwise noted. Equity is non-income producing unless otherwise noted.
(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.
(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(6)	Income producing through payment of dividends or distributions.
(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(8)	Principal includes accumulated PIK interest and is net of repayments.
(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The following table summarizes these rate adjustments by portfolio company:

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
December 31, 2013
(unaudited)

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
Olson + Co., Inc.	December 13, 2013	+ 0.25% on Term Loan & Revolver		Per loan amendment
Phoenix Brands Merger Sub LLC	November 21, 2013	+ 2.75% on Senior Term Loan, Revolver and Subordinated Term Loan		Per loan agreement
GSE Environmental, Inc.	November 1, 2013	+ 2.5% on Term Loan		Per loan amendment
TransTrade Operators, Inc.	October 1, 2013	– 11.0% on Term Loan	+ 11.0% on Term Loan	Per loan amendment
HealthDrive Corporation	October 1, 2013	– 4.0% on Term Loan A – 6.0% on Term Loan B	+ 6.0% on Term Loan A + 7.0% on Term Loan B	Per loan amendment
Miche Bag, LLC	July 26, 2013	– 3.0% on Term Loan B	– 1.0% on Term Loan B	Per loan amendment
Ansira Partners, Inc.	June 30, 2013	– 0.5% on Term Loan & Revolver		Tier pricing per loan agreement
Drugtest, Inc.	June 27, 2013	– 1.5% on Term Loan A – 0.75% on Term Loan B – 0.25% on Revolver	– 0.5% on Term Loan B	Per loan amendment
The MedTech Group, Inc.	June 12, 2013	– 0.50% on Term Loan		Per loan amendment
Physicians Pharmacy Alliance, Inc.	April 1, 2013	+ 3.0% on Term Loan & Revolver	+ 1.0% on Term Loan	Per loan agreement
Discovery Practice Management, Inc.	April 1, 2013	– 1.0% on Term Loan A – 1.0% on Revolver	– 1.0% on Term Loan B	Tier pricing per loan agreement
Deltek, Inc.	February 1, 2013	– 1.0% on Revolver		Per loan amendment
JTC Education, Inc.	January 1, 2013	+ 0.25% on Term Loan		Per loan amendment
Mansell Group, Inc.	January 1, 2013	+ 2.0% on Term Loan A, Term Loan B & Revolver		Per loan agreement
CCCG, LLC	November 15, 2012	+ 0.5% on Term Loan	+ 1.0% on Term Loan	Per loan amendment
Yeti Acquisition, LLC	October 1, 2012	– 1.0% on Term Loan A, Term Loan B & Revolver		Tier pricing per loan agreement
Ambath/Rebath Holdings, Inc.	April 1, 2012	– 2.0% on Term Loan A – 4.5% on Term Loan B	+ 2.0% on Term Loan A + 4.5% on Term Loan B	Per loan amendment

(10)	Investment has undrawn commitments and a negative cost basis as a result of unamortized fees. Unamortized fees are classified as unearned income which reduces cost basis.
(11)	Represents an unfunded commitment to fund limited partnership interest.
(12)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act, in whole or in part.

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Control Investments(3)
Traffic Solutions Holdings, Inc.	Construction and engineering
Second Lien Term Loan, 12% cash 3% PIK due 12/31/2016		$14,494	$14,480	$14,499
LC Facility, 8.5% cash due 12/31/2016(10)			(5)	—
746,114 Series A Preferred Units			12,786	15,891
746,114 Class A Common Stock Units			5,316	10,529
			32,577	40,919
TransTrade Operators, Inc.	Air freight and logistics
First Lien Term Loan, 11% cash 3% PIK due 5/31/2016		13,660	13,660	13,524
596.67 Series A Common Units in TransTrade Holding LLC			—	—
3,033,333.33 Preferred Units in TransTrade Holding LLC			3,033	539
			16,693	14,063
HFG Holdings, LLC	Specialized finance
First Lien Term Loan, 6% cash 4% PIK due 6/10/2019		93,135	93,135	93,297
860,000 Class A Units			22,347	22,346
			115,482	115,643
First Star Aviation, LLC	Airlines
First Lien Term Loan, 9% cash 3% PIK due 1/9/2018		19,211	19,211	19,211
5,264,207 Common Units			5,264	5,264
			24,475	24,475
Eagle Hospital Physicians, LLC(13)	Healthcare services
First Lien Term Loan A, 8% PIK due 8/1/2016		11,150	11,150	11,149
First Lien Term Loan B, 8.1% PIK due 8/1/2016		3,041	3,041	3,050
First Lien Revolver, 8% cash due 8/1/2016			—	—
4,100,000 Class A Common Units			4,100	6,203
			18,291	20,402
Total Control Investments (15.7% of net assets)			$207,518	$215,502
Affiliate Investments(4)
Caregiver Services, Inc.	Healthcare services
1,080,399 shares of Series A Preferred Stock			$1,080	$3,256
			1,080	3,256
AmBath/ReBath Holdings, Inc.(9)	Home improvement retail
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2016		3,223	3,219	3,272
First Lien Term Loan B, 12.5% cash 2.5% PIK due 4/30/2016		25,515	25,508	25,317
4,668,788 Shares of Preferred Stock			—	87
			28,727	28,676
Total Affiliate Investments (2.3% of net assets)			$29,807	$31,932

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Non-Control/Non-Affiliate Investments(7)
Fitness Edge, LLC	Leisure facilities
1,000 Common Units(6)			$43	$190
			43	190
Capital Equipment Group, Inc.(9)	Industrial machinery
Second Lien Term Loan, 12% cash 2.75% PIK due 12/27/2015		$4,007	4,007	4,003
33,786 shares of Common Stock			345	1,206
			4,352	5,209
Western Emulsions, Inc.	Construction materials
Second Lien Term Loan, 12.5% cash 2.5% PIK due 6/30/2014		7,200	7,170	7,297
			7,170	7,297
HealthDrive Corporation(9)
First Lien Term Loan A, 10% cash due 7/17/2014	Healthcare services	4,151	4,148	4,213
First Lien Term Loan B, 12% cash 1% PIK due 7/17/2014		10,573	10,573	10,497
First Lien Revolver, 12% cash due 7/17/2014		2,266	2,266	2,266
			16,987	16,976
Cenegenics, LLC	Healthcare services
First Lien Term Loan, 9.75% cash due 9/30/2019		33,500	33,468	33,527
414,419 Common Units(6)			598	1,317
			34,066	34,844
Riverlake Equity Partners II, LP	Multi-sector holdings
1.78% limited partnership interest(6)(12)			362	325
			362	325
Riverside Fund IV, LP	Multi-sector holdings
0.34% limited partnership interest(6)(12)			713	658
			713	658
Psilos Group Partners IV, LP	Multi-sector holdings
2.35% limited partnership interest(11)(12)			—	—
			—	—
Mansell Group, Inc.(9)	Advertising
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2015		6,551	6,498	6,616
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 4/30/2015		9,424	9,362	9,510
First Lien Revolver, LIBOR+6% (3% floor) cash due 4/30/2015(10)		—	(13)	—
			15,847	16,126

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (2% floor) cash due 8/13/2015		$11,500	$11,398	$11,522
First Lien Term Loan B, LIBOR+10% (2% floor) cash 1% PIK due 8/13/2015		16,013	15,913	15,999
First Lien Revolver, LIBOR+7% (2% floor) cash due 8/13/2015		500	463	500
			27,774	28,021
Specialty Bakers LLC	Food distributors
First Lien Term Loan A, LIBOR+8.5% cash due 9/15/2015		3,720	3,596	3,721
First Lien Term Loan B, LIBOR+11% (2.5% floor) cash due 9/15/2015		11,000	10,882	11,011
First Lien Revolver, LIBOR+8.5% cash due 9/15/2015		4,000	3,957	4,000
			18,435	18,732
Welocalize, Inc.	Internet software & services
3,393,060 Common Units in RPWL Holdings, LLC			3,393	7,695
			3,393	7,695
Miche Bag, LLC(9)	Apparel, accessories & luxury goods
First Lien Term Loan B, LIBOR+10% (3% floor) 3% PIK due 12/7/2015		17,576	16,307	17,514
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/7/2015(10)			(33)	—
10,371 Series A Preferred Equity units in Miche Bag Holdings, LLC			1,037	419
1,358.854 Series C Preferred Equity units in Miche Bag Holdings, LLC			136	—
19,417 Series A Common Equity units in Miche Bag Holdings, LLC			—	—
146,289 Series D Common Equity units in Miche Bag Holdings, LLC			1,463	—
			18,910	17,933
Bunker Hill Capital II (QP), LP	Multi-sector holdings
0.51% limited partnership interest(12)			214	121
			214	121
Drugtest, Inc.(9)	Human resources & employment services
First Lien Term Loan A, LIBOR+7.5% (0.75% floor) cash due 6/27/2018		38,809	38,702	38,864
First Lien Term Loan B, LIBOR+10% (1% floor) 1.5% PIK due 6/27/2018		15,752	15,682	15,899
First Lien Revolver, LIBOR+6% (1% floor) cash due 6/27/2018(10)			(34)	—
			54,350	54,763

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Saddleback Fence and Vinyl Products, Inc.(9)	Building products
First Lien Term Loan, 8% cash due 11/30/2013		$635	$635	$635
First Lien Revolver, 8% cash due 11/30/2013		100	100	100
			735	735
Physicians Pharmacy Alliance, Inc.(9)	Healthcare services
First Lien Term Loan, LIBOR+9% cash 1.5% PIK due 1/4/2016		11,435	11,266	11,399
First Lien Revolver, LIBOR+6% cash due 1/4/2016(10)			(20)	—
			11,246	11,399
Cardon Healthcare Network, LLC	Diversified support services
65,903 Class A Units			250	523
			250	523
Phoenix Brands Merger Sub LLC(9)	Household products
Senior Term Loan, LIBOR+5% (1.5% floor) cash due 1/31/2016		5,518	5,432	5,423
Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		21,610	21,323	20,842
Senior Revolver, LIBOR+5% (1.5% floor) cash due 1/31/2016		3,000	2,922	3,000
			29,677	29,265
CCCG, LLC(9)	Oil & gas equipment services
First Lien Term Loan, LIBOR+8% (1.75% floor) cash 1% PIK due 12/29/2017		35,148	34,717	34,988
First Lien Revolver, LIBOR+5.5% (1.75% floor) cash due 12/31/2014			—	—
			34,717	34,988
Maverick Healthcare Group, LLC	Healthcare equipment
First Lien Term Loan A, LIBOR+9% (1.75% floor) cash due 12/31/2016		9,950	9,950	9,956
First Lien Term Loan B, LIBOR+9% (1.75% floor) cash due 12/31/2016		38,900	38,546	38,838
			48,496	48,794
Refac Optical Group(14)	Specialty stores
First Lien Term Loan A, LIBOR+7.5% cash due 9/30/2018		24,674	24,510	24,923
First Lien Term Loan B, LIBOR+8.5% cash 1.75% PIK due 9/30/2018		32,932	32,639	33,205
First Lien Term Loan C, 12% cash due 12/31/2014		10,000	10,000	10,013
First Lien Revolver, LIBOR+7.5% cash due 9/30/2018(10)			(69)	—
1,550.9435 Shares of Common Stock in Refac Holdings, Inc.			1	—
500.9435 Shares of Series A-2 Preferred Stock in Refac Holdings, Inc.			305	—
1,000 Shares of Series A Preferred Stock in Refac Holdings, Inc.			999	884
			68,385	69,025

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
GSE Environmental, Inc.(9)	Environmental & facilities services
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/27/2016		$8,812	$8,755	$8,113
			8,755	8,113
Baird Capital Partners V, LP	Multi-sector holdings
0.40% limited partnership interest(12)			649	728
			649	728
Charter Brokerage, LLC	Oil & gas equipment services
Senior Term Loan, LIBOR+6.5% (1.5% floor) cash due 10/10/2016		28,914	$28,828	$29,462
Subordinated Term Loan, 11.75% cash 2% PIK due 10/10/2017		11,976	11,921	12,004
Senior Revolver, LIBOR+6.5% (1.5% floor) cash due 10/10/2016(10)			(40)	—
			40,709	41,466
Stackpole Powertrain International Holding, L.P.	Auto parts & equipment
1,000 Common Units(12)			1,000	3,200
			1,000	3,200
Discovery Practice Management, Inc.(9)	Healthcare services
First Lien Term Loan A, LIBOR+7.5% cash due 8/8/2016		5,756	5,706	5,761
First Lien Term Loan B, 12% cash 3% PIK due 8/8/2016		6,606	6,559	6,608
First Lien Revolver, LIBOR+7% cash due 8/8/2016		3,000	2,977	3,000
			15,242	15,369
CTM Group, Inc.	Leisure products
Subordinated Term Loan A, 11% cash 2% PIK due 2/10/2017		10,966	10,896	11,024
Subordinated Term Loan B, 18.4% PIK due 2/10/2017		4,553	4,532	4,559
			15,428	15,583
Milestone Partners IV, LP	Multi-sector holdings
0.86% limited partnership interest(6)(12)			586	638
			586	638
Insight Pharmaceuticals LLC	Pharmaceuticals
Second Lien Term Loan, LIBOR+11.75% (1.5% floor) cash due 8/25/2017		13,517	13,439	13,607
			13,439	13,607
National Spine and Pain Centers, LLC
Subordinated Term Loan, 11% cash 1.6% PIK due 9/27/2017	Healthcare services	29,263	29,084	29,535
317,282.97 Class A Units			317	404
			29,401	29,939
RCPDirect, LP	Multi-sector holdings
0.91% limited partnership interest(6)(12)			476	569
			476	569

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
The MedTech Group, Inc.(9)	Healthcare equipment
Senior Term Loan, LIBOR+5.5% (1.25% floor) cash due 9/7/2016		$12,448	$12,379	$12,454
			12,379	12,454
Digi-Star Acquisition Holdings, Inc.	Industrial machinery
Subordinated Term Loan, 12% cash 1.5% PIK due 11/18/2017		12,316	12,231	12,439
264.37 Class A Preferred Units			264	304
2,954.87 Class A Common Units			36	246
			12,531	12,989
CPASS Acquisition Company	Internet software & services
First Lien Term Loan, LIBOR+9% (1.5% floor) cash 1% PIK due 11/21/2016		8,069	8,005	8,166
First Lien Revolver, LIBOR+9% (1.5% floor) cash due 11/21/2016(10)			(12)	—
			7,993	8,166
Genoa Healthcare Holdings, LLC	Pharmaceuticals
Senior Term Loan, LIBOR+5.25% (1.25% floor) cash due 12/1/2016		8,775	8,775	8,797
Subordinated Term Loan, 12% cash 2% PIK due 6/1/2017		12,973	12,890	13,206
Senior Revolver, LIBOR+5.25% (1.25% floor) cash due 12/1/2016			—	—
500,000 Preferred units(6)			261	275
500,000 Class A Common Units			25	466
			21,951	22,744
ACON Equity Partners III, LP	Multi-sector holdings
0.15% limited partnership interest(6)(12)			329	361
			329	361
CRGT, Inc.	IT consulting & other services
Subordinated Term Loan, 12.5% cash 3% PIK due 3/9/2018		26,741	26,553	27,445
			26,553	27,445
Riverside Fund V, LP	Multi-sector holdings
0.48% limited partnership interest(12)			288	239
			288	239
World 50, Inc.	Research & consulting services
First Lien Term Loan A, LIBOR+6.25% (1.5% floor) cash due 3/30/2017		10,718	10,622	10,834
First Lien Term Loan B, 12.5% cash due 3/30/2017		7,000	6,941	7,078
Senior Revolver, LIBOR+6.25% (1.5% floor) cash due 3/30/2017(10)			(42)	—
			17,521	17,912

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Nixon, Inc.	Apparel, accessories & luxury goods
First Lien Term Loan, 8.75% cash 2.75% PIK due 4/16/2018		$9,551	$9,476	$9,791
			9,476	9,791
JTC Education, Inc.(9)	Education services
Subordinated Term Loan, 13% cash due 11/1/2017		14,500	14,415	14,503
17,391 Shares of Series A-1 Preferred Stock			313	174
17,391 Shares of Common Stock			187	—
			14,915	14,677
BMC Acquisition, Inc.	Diversified financial services
Senior Term Loan, LIBOR+5.5% (1% floor) cash due 5/1/2017		5,315	5,285	5,311
Senior Revolver, LIBOR+5% (1% floor) cash due 5/1/2017(10)			(7)	—
500 Series A Preferred Shares			500	534
50,000 Common Shares			1	—
			5,779	5,845
Ansira Partners, Inc.(9)	Advertising
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/4/2017		10,593	10,529	10,580
First Lien Revolver, LIBOR+5.5% (1.5% floor) cash due 5/4/2017(10)			(6)	—
250 Preferred Units & 250 Class A Common Units of Ansira Holdings, LLC			250	334
			10,773	10,914
Edmentum, Inc.	Education services
Second Lien Term Loan, LIBOR+9.75% (1.5% floor) cash due 5/17/2019		17,000	17,000	17,288
			17,000	17,288
I Drive Safely, LLC	Education services
First Lien Term Loan, LIBOR+8.5% (1.5% floor) cash due 5/25/2017		$27,000	26,975	$27,521
First Lien Revolver, LIBOR+6.5% (1.5% floor) cash due 5/25/2017(10)			(5)	—
75,000 Class A Common Units of IDS Investments, LLC			750	755
			27,720	28,276
Yeti Acquisition, LLC(9)	Leisure products
First Lien Term Loan A, LIBOR+8% (1.25% floor) cash due 6/15/2017		18,345	18,317	18,523
First Lien Term Loan B, LIBOR+11.25% (1.25% floor) cash 1% PIK due 6/15/2017		12,000	11,988	12,089
First Lien Revolver, LIBOR+8% (1.25% floor) cash due 6/15/2017(10)			(10)	—
1,500 Common Stock Units of Yeti Holdings, Inc.			1,500	3,755
			31,795	34,367

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Specialized Education Services, Inc.	Education services
Senior Term Loan, LIBOR+5.5% (1.5% floor) cash due 6/28/2017		$8,988	$8,988	$9,056
Subordinated Term Loan, 11% cash 1.5% PIK due 6/28/2018		17,839	17,839	18,200
			26,827	27,256
PC Helps Support, LLC	IT consulting & other services
Subordinated Term Loan, 12% cash 1.5% PIK due 9/5/2018		18,804	18,804	18,989
675 Series A Preferred Units of PCH Support Holdings, Inc.			675	674
7,500 Class A Common Stock Units of PCH Support Holdings, Inc.			75	—
			19,554	19,663
Olson + Co., Inc.	Advertising
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 9/30/2017		12,853	12,853	12,853
First Lien Revolver, LIBOR+5.5% (1.5% floor) cash due 9/30/2017			—	—
			12,853	12,853
Beecken Petty O’Keefe Fund IV, L.P.	Multi-sector holdings
0.5% limited partnership interest(11)(12)			—	—
			—	—
Deltek, Inc.(9)	IT consulting & other services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 10/10/2019		25,000	25,000	25,415
First Lien Revolver, LIBOR+4.75% (1.25% floor) cash due 10/10/2017		1,333	1,333	1,333
			26,333	26,748
First American Payment Systems, LP	Diversified support services
Second Lien Term Loan, LIBOR+9.5% (1.25% floor) cash due 4/12/2019		25,000	25,000	25,130
First Lien Revolver, LIBOR+4.5% (1.25% floor) cash due 10/12/2017			—	—
			25,000	25,130
Dexter Axle Company	Auto parts & equipment
Subordinated Term Loan, 11.25% cash 2% PIK due 11/1/2019		30,561	30,561	31,009
1,500 Common Shares in Dexter Axle Holding Company			1,500	1,795
			32,061	32,804
IG Investments Holdings, LLC	IT consulting & other services
Second Lien Term Loan, LIBOR+9% (1.25% floor) cash due 10/31/2020		10,000	10,000	10,059
			10,000	10,059

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
SumTotal Systems, LLC	Internet software & services
Second Lien Term Loan, LIBOR+9% (1.25% floor) cash due 5/16/2019		$20,000	$20,000	$20,015
			20,000	20,015
Comprehensive Pharmacy Services, LLC	Pharmaceuticals
Subordinated Term Loan, 11.25% cash 1.5% PIK due 11/30/2019		14,148	14,148	14,401
20,000 Common Shares in MCP CPS Group Holdings, Inc.(6)			2,000	2,036
			16,148	16,437
Reliance Communications, LLC	Internet software & services
First Lien Term Loan A, LIBOR+7% (1% floor) cash due 12/18/2017		21,774	21,769	21,898
First Lien Term Loan B, LIBOR+11.5% (1% floor) cash due 12/18/2017		11,333	11,331	11,398
First Lien Revolver, LIBOR+7% (1% floor) cash due 12/18/2017		2,250	2,249	2,250
			35,349	35,546
Garretson Firm Resolution Group, Inc.	Diversified support services
First Lien Term Loan, LIBOR+5% (1.25% floor) cash due 12/20/2018		7,264	7,264	7,283
Subordinated Term Loan, 11% cash 1.5% PIK due 6/20/2019		5,019	5,019	5,025
First Lien Revolver, LIBOR+5% (1.25% floor) cash due 12/20/2017		1,250	1,250	1,250
4,950,000 Preferred Units in GRG Holdings, LP			495	489
50,000 Common Units in GRG Holdings, LP			5	—
			14,033	14,047
Teaching Strategies, LLC	Education services
First Lien Term Loan A, LIBOR+6% (1.25% floor) cash due 12/21/2017		36,662	36,656	37,173
First Lien Term Loan B, LIBOR+8.35% (1.25% floor) cash 3.15% PIK due 12/21/2017		19,605	19,603	19,888
First Lien Revolver, LIBOR+6% (1.25% floor) cash due 12/21/2017(10)			(1)	—
			56,258	57,061
Omniplex World Services Corporation	Security & alarm services
Subordinated Term Loan, 12.25% cash 1.25% PIK due 12/21/2018		12,624	12,624	12,627
500 Class A Common Units in Omniplex Holdings Corp.			500	477
			13,124	13,104

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Dominion Diagnostics, LLC	Healthcare services
Subordinated Term Loan, 11% cash 2% PIK due 12/21/2018		$15,746	$15,746	$16,016
			15,746	16,016
Affordable Care, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+9.25% (1.25% floor) cash due 12/26/2019		21,500	21,500	21,957
			21,500	21,957
Aderant North America, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 6/20/2019		7,000	7,000	7,067
			7,000	7,067
AdVenture Interactive, Corp.
First Lien Term Loan, LIBOR+6.75% (1.25% floor) cash due 3/22/2018	Advertising	112,575	112,555	112,760
First Lien Revolver, LIBOR+6.75% (1.25% floor) cash due 3/22/2018(10)			(1)	—
2,000 Preferred Units of AVI Holdings, L.P.(6)			2,000	2,123
			114,554	114,883
CoAdvantage Corporation	Human resources & employment services
Subordinated Term Loan, 11.5% cash 1.25% PIK due 12/31/2018		10,094	10,094	10,229
50,000 Class A Units in CIP CoAdvantage Investments LLC			500	400
			10,594	10,629
EducationDynamics, LLC	Education services
Subordinated Term Loan, 12% cash 6% PIK due 1/16/2017		11,062	11,062	10,961
			11,062	10,961
Vestcom International, Inc.	Data processing & outsourced services
First Lien Term Loan, LIBOR+5.75% (1.25% floor) cash due 12/26/2018		9,950	9,950	10,010
			9,950	10,010
Sterling Capital Partners IV, L.P.	Multi-sector holdings
0.20% limited partnership interest(6)(12)			472	517
			472	517
Devicor Medical Products, Inc.	Healthcare equipment
First Lien Term Loan, LIBOR+5% (2% floor) cash due 7/8/2015		9,619	9,619	9,618
			9,619	9,618
RP Crown Parent, LLC	Application software
First Lien Revolver, LIBOR+5.5% (1.25% floor) cash due 12/21/2017		1,000	379	1,000
			379	1,000

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
SESAC Holdco II LLC	Diversified support services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 6/28/2019		$4,000	$4,000	$4,097
			4,000	4,097
Advanced Pain Management Holdings, Inc.	Healthcare services
First Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 2/26/2018		24,000	24,000	24,454
			24,000	24,454
Rocket Software, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.75% (1.5% floor) cash due 2/8/2019		10,475	10,435	10,482
			10,435	10,482
TravelClick, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 3/26/2018		15,000	15,000	15,106
			15,000	15,106
ISG Services, LLC	Diversified support services
First Lien Term Loan, LIBOR+8% (1% floor) cash due 3/28/2018		95,000	94,972	95,111
First Lien Revolver, LIBOR+8% (1% floor) cash due 3/28/2018		4,000	3,997	4,000
			98,969	99,111
Joerns Healthcare, LLC	Healthcare services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 9/28/2018		20,000	20,000	19,965
			20,000	19,965
Pingora MSR Opportunity Fund I, LP	Thrift & mortgage finance
1.90% limited partnership interest(12)			208	139
			208	139
Chicago Growth Partners III, LP	Multi-sector holdings
0.50% limited partnership interest(11)(12)			—	—
			—	—
Credit Infonet, Inc.	Data processing & outsourced services
Subordinated Term Loan, 12.25% cash due 10/26/2018		13,250	13,250	13,285
			13,250	13,285
Harden Healthcare, LLC	Healthcare services
First Lien Term Loan, LIBOR+5.5% (1.25% floor) cash due 5/1/2018		8,888	8,888	8,929
			8,888	8,929

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
H.D. Vest, Inc.	Specialized finance
Second Lien Term Loan, LIBOR+8% (1.25% floor) cash due 6/18/2019		$8,750	$8,750	$8,757
			8,750	8,757
2Checkout.com, Inc.	Diversified support services
First Lien Revolver, LIBOR+5% cash due 6/26/2016		150	148	150
			148	150
Meritas Schools Holdings, LLC	Education services
First Lien Term Loan, LIBOR+5.75% (1.25% floor) cash due 6/25/2019		12,968	12,968	12,973
			12,968	12,973
Personable Holdings, Inc.	Other diversified financial services
First Lien Term Loan, LIBOR+6% (1.25% floor) cash due 5/16/2018		11,109	11,109	11,109
First Lien Revolver, LIBOR+6% (1.25% floor) cash due 5/16/2018			—	—
			11,109	11,109
Ikaria Acquisition, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+6% (1.25% floor) cash due 7/3/2018		9,875	9,875	9,875
Second Lien Term Loan, LIBOR+9.75% (1.25% floor) cash due 7/3/2019		8,000	8,000	8,000
			17,875	17,875
Blue Coat Systems, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 6/28/2020		10,000	10,000	10,000
			10,000	10,000
Royal Adhesives and Sealants, LLC	Specialty chemicals
Second Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 1/31/2019		20,000	20,000	20,000
			20,000	20,000
Bracket Holding Corp.	Healthcare services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 2/15/2020		32,000	32,000	32,000
50,000 Common Units in AB Group Holdings, LP			500	500
			32,500	32,500
Digital Insight Corporation	Other diversified financial services
First Lien Term Loan, LIBOR+4.25% (1.25% floor) cash due 8/1/2019		5,000	5,000	5,000
Second Lien Term Loan, LIBOR+8.25% (1.25% floor) cash due 8/1/2020		20,000	20,000	20,000
			25,000	25,000

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Salus CLO 2012-1, Ltd.	Asset management & custody banks
Class F Deferrable Notes - A, LIBOR+11.5% cash due 3/5/2021(12)		$7,500	$7,500	$7,500
Class F Deferrable Notes - B, LIBOR+10.85% cash due 3/5/2021(12)		22,000	22,000	22,000
			29,500	29,500
HealthEdge Software, Inc.	Application software
Second Lien Term Loan, 12% cash due 9/30/2018		12,500	12,500	12,500
			12,500	12,500
Total Non-Control/Non-Affiliate Investments (120.2% of net assets)			$1,622,326	$1,645,612
Total Portfolio Investments (138.3% of net assets)			$1,859,651	$1,893,046

(1)	All debt investments are income producing unless otherwise noted. Equity is non-income producing unless otherwise noted.
(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.
(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(6)	Income producing through payment of dividends or distributions.
(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(8)	Principal includes accumulated PIK interest and is net of repayments.
(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
Phoenix Brands Merger Sub LLC	July 31, 2013	+ 2.25% on Senior Term Loan + 2.25% on Revolver + 0.75% on Subordinated Term Loan		Per loan agreement
GSE Environmental, Inc.	July 30, 2013	+ 2.0% on Term Loan		Per loan amendment
Miche Bag, LLC	July 26, 2013	– 3.0% on Term Loan B	– 1.0% on Term Loan B	Per loan amendment
Ansira Partners, Inc.	June 30, 2013	– 0.5% on Term Loan & Revolver		Tier pricing per loan agreement
Drugtest, Inc.	June 27, 2013	– 1.5% on Term Loan A – 0.75% on Term Loan B – 0.25% on Revolver	– 0.5% on Term Loan B	Per loan amendment
The MedTech Group, Inc.	June 12, 2013	– 0.50% on Term Loan		Per loan amendment

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
Physicians Pharmacy Alliance, Inc.	April 1, 2013	+ 3.0% on Term Loan & Revolver	+ 1.0% on Term Loan	Per loan agreement
Discovery Practice Management, Inc.	April 1, 2013	– 1.0% on Term Loan A – 1.0% on Revolver	– 1.0% on Term Loan B	Tier pricing per loan agreement
Deltek, Inc.	February 1, 2013	– 1.0% on Revolver		Per loan amendment
HealthDrive Corporation	January 1, 2013	+ 2.0% on Term Loan A	+ 1.0% on Term Loan B	Per loan amendment
JTC Education, Inc.	January 1, 2013	+ 0.25% on Term Loan		Per loan amendment
Mansell Group, Inc.	January 1, 2013	+ 2.0% on Term Loan A, Term Loan B & Revolver		Per loan agreement
Saddleback Fence & Vinyl Products, Inc.	December 1, 2012	+ 4.0% on Term Loan + 4.0% on Revolver		Per loan amendment
Capital Equipment Group, Inc.	November 30, 2012		– 1.25% on Term Loan	Per loan amendment
CCCG, LLC	November 15, 2012	+ 0.5% on Term Loan	+ 1.0% on Term Loan	Per loan amendment
Yeti Acquisition, LLC	October 1, 2012	– 1.0% on Term Loan A, Term Loan B & Revolver		Tier pricing per loan agreement
Ambath/Rebath Holdings, Inc.	April 1, 2012	– 2.0% on Term Loan A – 4.5% on Term Loan B	+ 2.0% on Term Loan A + 4.5% on Term Loan B	Per loan amendment
(10)	Investment has undrawn commitments and a negative cost basis as a result of unamortized fees. Unamortized fees are classified as unearned income which reduces cost basis.
(11)	Represents an unfunded commitment to fund limited partnership interest.
(12)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act, in whole or in part.
(13)	Eagle Hospital Physicians, LLC, is the successor entity to Eagle Hospital Physicians, Inc. and was formed as part of the restructuring process.
(14)	Prior to fiscal year end, the Company closed on a $33.4 million incremental investment in Refac Optical Group that had not yet settled as of September 30, 2013. As such, this amount was recorded in “Payables from unsettled transactions” in the Statement of Assets and Liabilities.

See notes to Consolidated Financial Statements.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1. Organization

Fifth Street Mezzanine Partners III, L.P. (the “Partnership”), a Delaware limited partnership, was organized on February 15, 2007 to primarily invest in debt securities of small and middle market companies. FSMPIII GP, LLC was the Partnership’s general partner (the “General Partner”). The Partnership’s investments were managed by Fifth Street Management LLC (the “Investment Adviser”). The General Partner and Investment Adviser were under common ownership.

Effective January 2, 2008, the Partnership merged with and into Fifth Street Finance Corp. (the “Company”), an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). The Company is managed by the Investment Adviser. Prior to January 2, 2008, references to the Company are to the Partnership.

The Company also has certain wholly-owned subsidiaries, including subsidiaries that are not consolidated for income tax purposes, which hold certain portfolio investments of the Company. The subsidiaries are consolidated with the Company for accounting purposes, and the portfolio investments held by the subsidiaries are included in the Company’s Consolidated Financial Statements. All significant intercompany balances and transactions have been eliminated.

On November 28, 2011, the Company transferred the listing of its common stock from the New York Stock Exchange to the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC.” The following table reflects common stock offerings that occurred from inception through December 31, 2013:

Date	Transaction	Shares	Offering price		Gross proceeds
June 17, 2008	Initial public offering	10,000,000	$14.12		141.2 million
July 21, 2009	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,487,500	9.25		87.8 million
September 25, 2009	Follow-on public offering (including underwriters’ exercise of over-allotment option)	5,520,000	10.5		58.0 million
January 27, 2010	Follow-on public offering	7,000,000	11.2		78.4 million
February 25, 2010	Underwriters’ partial exercise of over-allotment option	300,500	11.2		3.4 million
June 21, 2010	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,200,000	11.5		105.8 million
December 2010	At-the-Market offering	429,110	11.87	(1)	5.1 million
February 4, 2011	Follow-on public offering (including underwriters’ exercise of over-allotment option)	11,500,000	12.65		145.5 million
June 24, 2011	Follow-on public offering (including underwriters’ partial exercise of over-allotment option)	5,558,469	11.72		65.1 million
January 26, 2012	Follow-on public offering	10,000,000	10.07		100.7 million

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1. Organization  – (continued)

Date	Transaction	Shares	Offering price	Gross proceeds
September 14, 2012	Follow-on public offering (including underwriters’ partial exercise of over-allotment option)	8,451,486	$10.79	91.2 million
December 7, 2012	Follow-on public offering	14,000,000	10.68	149.5 million
December 14, 2012	Underwriters’ partial exercise of over-allotment option	725,000	10.68	7.7 million
April 15, 2013	Follow-on public offering	13,500,000	10.85	146.5 million
April 26, 2013	Underwriters’ partial exercise of over-allotment option	935,253	10.85	10.1 million
September 26, 2013	Follow-on public offering (including underwriters’ partial exercise of over-allotment option)	17,643,000	10.31	181.9 million

(1)	Average offering price.

On February 3, 2010, the Company’s consolidated wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P. (“FSMP IV”), received a license, effective February 1, 2010, from the United States Small Business Administration, or SBA, to operate as a small business investment company, or SBIC, under Section 301(c) of the Small Business Investment Act of 1958. On May 15, 2012, the Company’s consolidated wholly-owned subsidiary, Fifth Street Mezzanine Partners V, L.P. (“FSMP V”), received a license, effective May 10, 2012, from the SBA to operate as an SBIC. SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC licenses allow the Company’s SBIC subsidiaries to obtain leverage by issuing SBA-guaranteed debentures, subject to the satisfaction of certain customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a 10-year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount of SBA-guaranteed debentures that an SBIC may issue to $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million when they have at least $112.5 million in regulatory capital. As of December 31, 2013, FSMP IV had $75 million in regulatory capital and $150 million in SBA-guaranteed debentures outstanding, which had a fair value of $123.4 million. These debentures bear interest at a weighted average interest rate of 3.567% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
September 2010	$73,000	3.215%	0.285%
March 2011	65,300	4.084	0.285
September 2011	11,700	2.877	0.285

As of December 31, 2013, FSMP V had $37.5 million in regulatory capital and $60.8 million in SBA-guaranteed debentures outstanding ($29.0 million of which do not yet have a locked interest rate), which

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1. Organization  – (continued)

had a fair value of $40.3 million. In March 2013, the SBA fixed the interest rate on such SBIC subsidiary’s $31.8 million of drawn leverage at an interest rate of 2.351% (excluding the SBA annual charge of 0.804%). As a result, the $181.8 million of rate locked SBA-guaranteed debentures held by the Company’s SBIC subsidiaries carry a weighted average interest rate of 3.355% as of December 31, 2013.

For the three months ended December 31, 2013 and December 31, 2012, the Company recorded interest expense of $1.9 million and $1.6 million, respectively, related to the SBA-guaranteed debentures of both subsidiaries.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, the Company’s SBIC subsidiaries may also be limited in their ability to make distributions to the Company if they do not have sufficient capital, in accordance with SBA regulations.

The Company’s SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that the SBIC subsidiaries will receive SBA-guaranteed debenture funding and is further dependent upon the SBIC subsidiaries continuing to be in compliance with SBA regulations and policies.

The SBA, as a creditor, will have a superior claim to the SBIC subsidiaries’ assets over the Company’s stockholders in the event the Company liquidates the SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC subsidiaries upon an event of default.

The Company has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to exclude the debt of the SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the Company’s 200% asset coverage test under the 1940 Act. This allows the Company increased flexibility under the 200% asset coverage test by permitting it to borrow up to $225 million more than it would otherwise be able to under the 1940 Act absent the receipt of this exemptive relief.

Note 2. Significant Accounting Policies

Basis of Presentation:

The Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. In the opinion of management, all adjustments of a normal recurring nature considered necessary for the fair presentation of the Consolidated Financial Statements have been made. The financial results of the Company’s portfolio investments are not consolidated in the Company’s Consolidated Financial Statements.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements and accompanying notes. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimates inherent in the preparation of the Company’s Consolidated Financial Statements are the valuation of investments and revenue recognition.

The Consolidated Financial Statements include portfolio investments at fair value of $2.38 billion and $1.89 billion at December 31, 2013 and September 30, 2013, respectively. The portfolio investments represent

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

173.5% and 138.3% of net assets at December 31, 2013 and September 30, 2013, respectively, and their fair values have been determined by the Company’s Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation; “Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and 25% of the voting securities; and “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Fair Value Measurements:

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

Assets recorded at fair value in the Company’s Consolidated Financial Statements are categorized based upon the level of judgment associated with the inputs used to measure their fair value.

Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.
•	Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

Under ASC 820, the Company performs detailed valuations of its debt and equity investments on an individual basis, using bond yield, market and income approaches as appropriate. In general, the Company utilizes the bond yield method in determining the fair value of its debt investments, as long as it is appropriate. If, in the Company’s judgment, the bond yield approach is not appropriate, it may use the market or income approach in determining the fair value of the Company’s investment in the portfolio company. Investments for which market quotations are readily available may be valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. In certain instances, the Company may use alternative methodologies, including an asset liquidation, expected recovery model or other alternative approaches.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flow streams of its debt investments. The Company reviews various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assesses the information in the valuation process.

Under the market approach, the Company estimates the enterprise value of the portfolio companies in which it invests. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, the Company analyzes various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (earnings before interest, taxes, depreciation, and amortization), cash flows, net income or revenues. The Company generally requires portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. The Company determines the fair value of its limited partnership interests based on the most recently available net asset value of the partnership.

Under the income approach, the Company generally prepares and analyzes discounted cash flow models based on projections of the future free cash flows of the business.

The Company’s Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the Company’s finance department;
•	Preliminary valuations are then reviewed and discussed with principals of the Investment Adviser;
•	Separately, independent valuation firms are engaged by the Board of Directors to prepare preliminary valuations on a selected basis and submit the reports to the Company;
•	The finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;
•	The finance department prepares a valuation report for the Audit Committee of the Board of Directors;
•	The Audit Committee of the Board of Directors is apprised of the preliminary valuations of the independent valuation firms;
•	The Audit Committee of the Board of Directors reviews the preliminary valuations with the portfolio managers of the Investment Adviser, and the finance department responds and supplements the preliminary valuations to reflect any comments provided by the Audit Committee;
•	The Audit Committee of the Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in the Company’s portfolio; and
•	The Board of Directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith.

The fair value of each of the Company’s investments at December 31, 2013 and September 30, 2013 was determined by the Board of Directors. The Board of Directors has authorized the engagement of independent valuation firms to provide valuation assistance. The Company will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of selected portfolio securities each quarter; however, the Board of Directors is ultimately and solely responsible for the valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

A portion of the Company’s portfolio is valued by independent third parties on a quarterly basis, with a substantial portion being valued over the course of each fiscal year. In certain cases, an independent valuation firm may perform a portfolio company valuation which is reviewed and, where appropriate, relied upon by the Company’s Board of Directors in determining the fair value of such investment.

Investment Income:

Interest income, adjusted for accretion of original issue discount or “OID,” is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan, or otherwise purchasing a security at a discount, is accreted into interest income over the life of the loan.

Distributions of earnings from portfolio companies are recorded as dividend income when the distribution is received.

The Company has investments in debt securities which contain payment-in-kind (“PIK”) interest provisions. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income.

Fee income consists of the monthly servicing fees, advisory fees, structuring fees and prepayment fees that the Company receives in connection with its debt investments. These fees are recognized as earned.

The Company has also structured exit fees across certain of its portfolio investments to be received upon the future exit of those investments. Exit fees are fees which are payable upon the exit of a debt security. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed above for each of the investments. A percentage of these fees is included in net investment income over the life of the loan.

Gain on Extinguishment of Convertible Notes:

The Company may repurchase its convertible notes (“Convertible Notes”) in accordance with the 1940 Act and the rules promulgated thereunder and may surrender these Convertible Notes to Deutsche Bank Trust Company Americas (the “Trustee”), as trustee, for cancellation. If the repurchase occurs at a purchase price below par value, a gain on the extinguishment of these Convertible Notes is recorded. The amount of the gain recorded is the difference between the reacquisition price and the net carrying amount of the Convertible Notes, net of the proportionate amount of unamortized debt issuance costs.

Cash and Cash Equivalents:

Cash and cash equivalents consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit. Included in cash and cash equivalents is $1.9 million that was held at Wells Fargo Bank, National Association (“Wells Fargo”) in connection with the Company’s Wells Fargo facility and $2.1 million that was held at U.S. Bank, National Association in connection with the Company’s Sumitomo facility (as defined in Note 6 — Lines of Credit). The Company is restricted in terms of access to this cash until such time as the Company submits its required monthly reporting schedules and Wells Fargo and Sumitomo Mitsui Banking Corporation verify the Company’s compliance per the terms of their respective credit agreements with the Company.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

Deferred Financing Costs:

Deferred financing costs consist of fees and expenses paid in connection with the closing or amending of credit facilities and debt offerings, and are capitalized at the time of payment. Deferred financing costs are amortized using the straight line method over the terms of the respective credit facilities and debt securities. This amortization expense is included in interest expense in the Company’s Consolidated Statements of Operations.

Offering Costs:

Offering costs consist of fees and expenses incurred in connection with the public offer and sale of the Company’s common stock, including legal, accounting and printing fees. There were no offering costs charged to capital during the three months ended December 31, 2013.

Income Taxes:

As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company intends to distribute between 90% and 100% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a 4% federal excise tax based on distribution requirements of its taxable income on a calendar year basis. The Company anticipates timely distribution of its taxable income within the tax rules; however, the Company incurred a de minimis federal excise tax for calendar year 2010. The Company did not incur a federal excise tax for calendar years 2011 and 2012 and does not expect to incur a federal excise tax for calendar year 2013. The Company may incur a federal excise tax in future years.

The purpose of the Company’s taxable subsidiaries is to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for federal tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. The taxable subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense as a result of their ownership of certain portfolio investments. This income tax expense, if any, would be reflected in the Company’s Consolidated Statements of Operations. The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences.

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Company’s Consolidated Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010, 2011 or 2012. The Company identifies its major tax

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

jurisdictions as U.S. Federal and New York State, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act will be automatically deemed an investment company under the new GAAP definition. As such, the Company anticipates no impact from adopting this standard on the Company’s consolidated financial results. The Company is currently assessing the additional disclosure requirements. ASU 2013-08 will be effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013.

Note 3. Portfolio Investments

At December 31, 2013, 173.5% of net assets or $2.38 billion was invested in 111 portfolio investments and 3.1% of net assets or $42.6 million was invested in cash and cash equivalents. In comparison, at September 30, 2013, 138.3% of net assets or $1.89 billion was invested in 99 portfolio investments and 10.8% of net assets or $147.4 million was invested in cash and cash equivalents. As of December 31, 2013, 81.1% of the Company’s portfolio at fair value consisted of senior secured debt investments that were secured by priority liens on the assets of the portfolio companies. Moreover, the Company held equity investments in certain of its portfolio companies consisting of common stock, preferred stock, limited partnership interests or limited liability company interests. These equity instruments generally do not produce a current return but are held for potential investment appreciation and capital gain.

During the three months ended December 31, 2013 and December 31, 2012, the Company recorded net realized gains of $3.2 million and $0.6 million, respectively. During the three months ended December 31, 2013 and December 31, 2012, the Company recorded net unrealized losses of $5.7 million and $9.3 million, respectively.

The composition of the Company’s investments as of December 31, 2013 and September 30, 2013 at cost and fair value was as follows:

	December 31, 2013		September 30, 2013
	Cost	Fair Value	Cost	Fair Value
Investments in debt securities	$2,249,767	$2,261,742	$1,779,201	$1,793,463
Investments in equity securities	99,268	114,970	80,450	99,583
Total	$2,349,035	$2,376,712	$1,859,651	$1,893,046

The composition of the Company’s debt investments as of December 31, 2013 and September 30, 2013 at fixed rates and floating rates was as follows:

	December 31, 2013		September 30, 2013
	Fair Value	% of Debt Portfolio	Fair Value	% of Debt Portfolio
Fixed rate debt securities	$629,984	27.85%	$584,876	32.61%
Floating rate debt securities	1,631,758	72.15	1,208,587	67.39%
Total	$2,261,742	100.00%	$1,793,463	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

The following table presents the financial instruments carried at fair value as of December 31, 2013, by caption on the Company’s Consolidated Statements of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820:

	Level 1	Level 2	Level 3	Total
Investments in debt securities (senior secured)	$—	$—	$1,928,209	$1,928,209
Investments in debt securities (subordinated)	—	—	304,033	304,033
Investments in debt securities (Collateralized loan obligation, or CLO)	—	—	29,500	29,500
Investments in equity securities (preferred)	—	—	25,952	25,952
Investments in equity securities (common)	—	—	89,018	89,018
Total investments at fair value	$—	$—	$2,376,712	$2,376,712

The following table presents the financial instruments carried at fair value as of September 30, 2013, by caption on the Company’s Consolidated Statements of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820:

	Level 1	Level 2	Level 3	Total
Investments in debt securities (senior secured)	$—	$—	$1,467,665	$1,467,665
Investments in debt securities (subordinated)	—	—	296,298	296,298
Investments in debt securities (CLO)	—	—	29,500	29,500
Investments in equity securities (preferred)	—	—	25,648	25,648
Investments in equity securities (common)	—	—	73,935	73,935
Total investments at fair value	$—	$—	$1,893,046	$1,893,046

When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are the most significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external sources). Accordingly, the appreciation (depreciation) in the tables below includes changes in fair value due in part to observable factors that are part of the valuation methodology.

The following table provides a roll-forward in the changes in fair value from September 30, 2013 to December 31, 2013, for all investments for which the Company determines fair value using unobservable (Level 3) factors:

	Senior Secured Debt	Subordinated Debt	CLO Debt	Preferred Equity	Common Equity	Total
Fair value as of September 30, 2013	$1,467,665	$296,298	$29,500	$25,648	$73,935	$1,893,046
New investments & net revolver activity	609,340	21,746	—	1,533	17,524	650,143
Redemptions/repayments	(148,528)	(13,756)	—	(150)	(2,695)	(165,129)
Net accrual of PIK interest income	1,459	(493)	—	406	—	1,372
Accretion of original issue discount	164	—	—	—	—	164
Net change in unearned income	1	156	—	—	—	157
Net unrealized depreciation	(2,213)	(74)	—	(1,485)	(1,946)	(5,718)
Unrealized adjustments due to deal exits	321	156	—	—	2,200	2,677

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	Senior Secured Debt	Subordinated Debt	CLO Debt	Preferred Equity	Common Equity	Total
Transfer into (out of) Level 3	—	—	—	—	—	—
Fair value as of December 31, 2013	$1,928,209	$304,033	$29,500	$25,952	$89,018	$2,376,712
Net unrealized appreciation (depreciation) relating to Level 3 assets still held at December 31, 2013 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the three months ended December 31, 2013	$(1,892)	$82	$—	$(1,485)	$254	$(3,041)

The following table provides a roll-forward in the changes in fair value from September 30, 2012 to December 31, 2012 for all investments for which the Company determines fair value using unobservable (Level 3) factors:

	Senior Secured Debt	Subordinated Debt	CLO Debt	Preferred Equity	Common Equity	Total
Fair value as of September 30, 2012	$1,035,750	$205,447	$—	$24,240	$22,671	$1,288,108
New investments & net revolver activity	301,836	91,243	—	670	5,059	398,808
Redemptions/repayments	(103,179)	—	—	—	—	(103,179)
Net accrual of PIK interest income	2,098	1,109	—	200	—	3,407
Accretion of original issue discount	132	—	—	—	—	132
Net change in unearned income	1,549	86	—	—	—	1,635
Net unrealized appreciation (depreciation)	(14,630)	678	—	802	3,811	(9,339)
Unrealized adjustments due to deal exits	876	—	—	—	—	876
Transfer into (out of) Level 3	—	—	—	—	—	—
Fair value as of December 31, 2012	$1,224,432	$298,563	$—	$25,912	$31,541	$1,580,448
Net unrealized appreciation (depreciation) relating to Level 3 assets still held at December 31, 2012 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the three months ended December 31, 2012	$(13,754)	$678	$—	$802	$3,811	$(8,463)

The Company generally utilizes a bond yield model to estimate the fair value of its debt investments when there is not a readily available market value (Level 3) which model is based on the present value of expected cash flows from the debt investments. The significant observable inputs into the model are market interest rates for debt with similar characteristics, which are adjusted for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

outlook, debt priority and collateral position. These factors are incorporated into the calculation of the capital structure premium, tranche specific risk premium/(discount), size premium and industry premium/(discount), which are significant unobservable inputs into the model.

Significant Unobservable Inputs for Level 3 Investments

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments, which are carried at fair value as of December 31, 2013:

Asset	Fair Value	Valuation Technique	Unobservable Input	Range		Weighted Average (c)
Senior secured debt	$1,928,209	Bond yield approach	Capital structure premium	(a)	0.0% – 2.0%	0.5%
			Tranche specific risk premium/(discount)	(a)	(4.0)% – 13.9%	2.2%
			Size premium	(a)	0.5% – 2.0%	1.1%
			Industry premium/(discount)	(a)	(1.1)% – 2.7%	0.2%
Subordinated debt	304,033	Bond yield approach	Capital structure premium	(a)	2.0% – 2.0%	2.0%
			Tranche specific risk premium	(a)	1.0% – 11.0%	4.7%
			Size premium	(a)	0.5% – 2.0%	1.0%
			Industry premium/(discount)	(a)	(1.0)% – 1.2%	0.0%
CLO debt	29,500	Bond yield approach	Credit spread		11.3% – 11.8%	11.6%
			Discount rate		13.5% – 14.0%	13.8%
Preferred & common equity	114,970	Market and income approach	Weighted average cost of capital		16.0% – 31.0%	19.1%
			Company specific risk premium	(a)	1.0% – 15.0%	2.4%
			Revenue growth rate		2.3% – 50.2%	3.0%
			EBITDA multiple	(b)	5.4x – 49.8x	8.5x
			Revenue multiple	(b)	4.1x – 5.3x	4.7x
			Book value multiple	(b)	0.9x – 1.1x	1.0x
Total	$2,376,712

(a)	Used when market participant would take into account this premium or discount when pricing the investment.
(b)	Used when market participant would use such multiples when pricing the investment.
(c)	Weighted averages are calculated based on fair value of investments.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments, which are carried at fair value as of September 30, 2013:

Asset	Fair Value	Valuation Technique	Unobservable Input	Range		Weighted Average(d)
Senior secured debt	$1,467,665	Bond yield approach	Capital structure premium	(a)	0.0% – 2.0%	0.5%
			Tranche specific risk premium/(discount)	(a)	(4.0)% – 13.0%	2.0%
			Size premium	(a)	0.5% – 2.0%	1.1%
			Industry premium/(discount)	(a)	(1.1)% – 3.3%	0.3%
Subordinated debt	296,298	Bond yield approach	Capital structure premium	(a)	2.0% – 2.0%	2.0%
			Tranche specific risk premium	(a)	1.0% – 11.0%	4.7%
			Size premium	(a)	0.5% – 2.0%	1.1%
			Industry premium/(discount)	(a)	(1.0)% – 1.4%	0.0%
CLO debt	29,500 (c)	Recent market transaction	Market yield		11.4% 11.4%	11.4%
Preferred & common equity	99,583	Market and income approach	Weighted average cost of capital		11.0% – 31.0%	17.4%
			Company specific risk premium	(a)	1.0% – 15.0%	2.4%
			Revenue growth rate		0.6% – 81.9%	8.4%
			EBITDA multiple	(b)	5.4x – 15.3x	7.4x
			Revenue multiple	(b)	4.1x – 5.3x	4.7x
			Book value multiple	(b)	0.9x – 1.1x	1.0x
Total	$1,893,046

(a)	Used when market participant would take into account this premium or discount when pricing the investment.
(b)	Used when market participant would use such multiples when pricing the investment.
(c)	The Company’s $29.5 million CLO debt investment in Salus CLO 2012-1, Ltd. was valued at its acquisition price as it closed near fiscal year end.
(d)	Weighted averages are calculated based on fair value of investments.

Under the bond yield approach, the significant unobservable inputs used in the fair value measurement of the Company’s investments in debt securities are capital structure premium, tranche specific risk premium/(discount), size premium and industry premium/(discount). Significant increases or decreases in any of those inputs in isolation may result in a significantly lower or higher fair value measurement, respectively.

Under the market and income approaches, the significant unobservable inputs used in the fair value measurement of the Company’s investments in debt or equity securities are the weighted average cost of capital, company specific risk premium, revenue growth rate and EBITDA multiple. Significant increases or decreases in a portfolio company’s weighted average cost of capital or company specific risk premium in isolation may result in a significantly lower or higher fair value measurement, respectively. Significant increases or decreases in the revenue growth rate or valuation multiples in isolation may result in a significantly higher or lower fair value measurement, respectively.

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of December 31, 2013 and the level of each financial liability within the fair value hierarchy:

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Credit facilities payable	$564,228	$564,228	$—	$—	$564,228
SBA debentures payable	210,750	163,724	—	—	163,724
Unsecured convertible notes payable	115,000	122,619	—	—	122,619
Unsecured notes payable	161,250	138,653	—	138,653	—
Total	$1,051,228	$989,224	$—	$138,653	$850,571

The carrying values of credit facilities payable approximates their fair values and are included in Level 3 of the hierarchy.

The Company utilizes the bond yield approach to estimate the fair value of its SBA debentures payable, which are included in Level 3 of the hierarchy. Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flows streams for the debentures. The Company reviews various sources of data involving investments with similar characteristics and assesses the information in the valuation process.

The Company uses the non-binding indicative quoted price as of the valuation date to estimate the fair value of the unsecured convertible notes payable, which are included in Level 3 of the hierarchy.

The Company uses the unadjusted quoted price as of the valuation date to calculate the fair value of its 5.875% unsecured notes due 2024 and its 6.125% unsecured notes due 2028, which trade under the symbol “FSCE” on the New York Stock Exchange and the symbol “FSCFL” on the NASDAQ Stock Exchange, respectively. As such, these securities are included in Level 2 of the hierarchy.

Off-Balance Sheet Arrangements

The Company’s off-balance sheet arrangements consisted of $239.9 million and $149.5 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of December 31, 2013 and September 30, 2013, respectively. Such commitments are subject to the portfolio companies’ satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Company’s Consolidated Statement of Assets and Liabilities and are not reflected in the Company’s Consolidated Statements of Assets and Liabilities.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

A summary of the composition of the unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of December 31, 2013 and September 30, 2013 is shown in the table below:

	December 31, 2013	September 30, 2013
Drugtest, Inc.	$20,000	$20,000
Snap Fitness Holdings, Inc.	20,000	—
BMC Software Finance, Inc.	15,000	—
RP Crown Parent, LLC	10,000	9,000
Deltek, Inc.	10,000	8,667
P2 Upstream Acquisition Co.	10,000	—
First Choice ER, LLC(1)	10,000	—
Pingora MSR Opportunity Fund I, LP (limited partnership interest)	9,792	9,792
InMotion Entertainment Group, LLC	9,335	—
Yeti Acquisition, LLC	7,500	7,500
ISG Services, LLC	6,000	6,000
Thing5, LLC	6,000	—
Med-Data, Incorporated	6,000	—
I Drive Safely, LLC	5,000	5,000
HealthEdge Software, Inc.	5,000	5,000
Adventure Interactive, Corp.	5,000	5,000
Reliance Communications, LLC	5,000	2,750
All Web Leads, Inc.	5,000	—
Discovery Practice Management, Inc.	4,989	1,000
First American Payment Systems, LP	4,767	5,000
Teaching Strategies, LLC	4,000	5,000
World 50, Inc.	4,000	4,000
Refac Optical Group	3,600	8,000
Enhanced Recovery Company LLC	3,500	3,500
Phoenix Brands Merger Sub LLC	3,429	3,429
Personable Holdings, Inc.	3,409	3,409
Charter Brokerage, LLC	2,933	4,000
OmniSYS Acquisition Corporation	2,500	—
CPASS Acquisition Company	2,250	2,500
Mansell Group, Inc.	2,000	2,000
Physicians Pharmacy Alliance, Inc.	2,000	2,000
Chicago Growth Partners III, LP (limited partnership interest)	2,000	2,000
Moelis Capital Partners Opportunity Fund I-B, LP (limited partnership interest)	2,000	—
Tailwind Capital Partners, LP (limited partnership interest)	2,000	—
Specialty Bakers, LLC	2,000	—
Beecken Petty O’Keefe Fund IV, LP (limited partnership interest)	1,789	2,000
SPC Partners V, LP (limited partnership interest)	1,723	—
Riverside Fund V, LP (limited partnership interest)	1,582	1,712
Olson + Co., Inc.	1,554	2,105
Sterling Capital Partners IV, LP (limited partnership interest)	1,540	1,528
CCCG, LLC	1,520	1,520

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	December 31, 2013	September 30, 2013
Miche Bag, LLC	1,500	1,500
2Checkout.com, Inc.	1,350	2,850
Milestone Partners IV, LP (limited partnership interest)	1,291	1,414
BMC Acquisition, Inc.	1,250	1,250
Ansira Partners, Inc.	1,190	1,190
Psilos Group Partners IV, LP (limited partnership interest)	1,000	1,000
Genoa Healthcare Holdings, LLC	1,000	1,000
Eagle Hospital Physicians, Inc.	933	1,867
HealthDrive Corporation	734	734
ACON Equity Partners III, LP (limited partnership interest)	664	671
Bunker Hill Capital II (QP), LP (limited partnership interest)	639	786
Riverlake Equity Partners II, LP (limited partnership interest)	564	638
Garretson Firm Resolution Group, Inc.	538	—
TransTrade Operators, Inc.	500	—
RCP Direct, LP (limited partnership interest)	359	524
Baird Capital Partners V, LP (limited partnership interest)	351	351
Riverside Fund IV, LP (limited partnership interest)	287	287
Total	$239,862	$149,474

(1)	In addition to its revolving commitment, the Company has extended a $175.0 million delayed draw term loan facility to First Choice ER, LLC. Specific amounts are made available to the borrower as certain financial requirements are satisfied. As of December 31, 2013, the total amount available to the borrower under this delayed draw facility was $17.0 million, and the facility was undrawn as of this date.

Portfolio Composition

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

	December 31, 2013		September 30, 2013
Cost:
Senior secured debt	$1,919,466	81.71%	$1,456,710	78.33%
Subordinated debt	300,801	12.81%	292,991	15.76%
CLO debt	29,500	1.26	29,500	1.59
Purchased equity	89,629	3.82	71,835	3.86
Equity grants	4,222	0.18	4,316	0.23
Limited partnership interests	5,417	0.22	4,299	0.23
Total	$2,349,035	100.00%	$1,859,651	100.00%
Fair Value:
Senior secured debt	$1,928,209	81.13%	$1,467,665	77.53%
Subordinated debt	304,033	12.79%	296,298	15.65%
CLO debt	29,500	1.24	29,500	1.56
Purchased equity	104,287	4.39	89,688	4.74
Equity grants	5,644	0.24	5,599	0.30
Limited partnership interests	5,039	0.21	4,296	0.22
Total	$2,376,712	100.00%	$1,893,046	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

The Company primarily invests in portfolio companies located in North America. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	December 31, 2013		September 30, 2013
Cost:
Northeast U.S.	$850,228	36.19%	$744,582	40.04%
Southeast U.S.	391,308	16.66	277,342	14.91
Midwest U.S.	439,874	18.73	314,653	16.92
Southwest U.S.	436,970	18.60	279,369	15.02
West U.S.	230,655	9.82	242,705	13.05
Canada	—	—	1,000	0.06
Total	$2,349,035	100.00%	$1,859,651	100.00%
Fair Value:
Northeast U.S.	$858,200	36.11%	$753,263	39.79%
Southeast U.S.	400,025	16.83	285,648	15.09
Midwest U.S.	441,787	18.59	317,958	16.80
Southwest U.S.	436,681	18.37	280,247	14.80
West U.S.	240,019	10.10	252,730	13.35
Canada	—	—	3,200	0.17
Total	$2,376,712	100.00%	$1,893,046	100.00%

The composition of the Company’s portfolio by industry at cost and fair value as of December 31, 2013 and September 30, 2013 were as follows:

	December 31, 2013		September 30, 2013
Cost:
Healthcare services	$390,971	16.64%	$266,823	14.35%
Diversified support services	243,657	10.37	170,174	9.15
Education services	212,332	9.04	166,750	8.97
Advertising	184,400	7.85	154,026	8.28
Specialized finance	125,184	5.33	124,232	6.68
Internet software & services	116,842	4.97	109,170	5.87
IT consulting & other services	95,395	4.06	82,440	4.43
Leisure facilities	81,951	3.49	43	—
Oil & gas equipment services	76,400	3.25	75,426	4.06
Data processing & outsourced services	70,138	2.99	23,200	1.25
Healthcare equipment	70,102	2.98	70,494	3.79
Specialty stores	69,860	2.97	68,386	3.68
Human resources & employment services	64,488	2.75	64,944	3.49
Industrial machinery	58,093	2.47	16,883	0.91
Pharmaceuticals	51,557	2.19	51,538	2.77
Airlines	43,967	1.87	24,475	1.32
Apparel, accessories & luxury goods	43,327	1.84	28,385	1.53

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	December 31, 2013		September 30, 2013
Consumer electronics	$36,750	1.56%	$—	—%
Construction and engineering	33,102	1.41	32,577	1.75
Auto parts & equipment	32,217	1.37	33,061	1.78
Leisure products	31,569	1.34	47,222	2.54
Household products	29,608	1.26	29,677	1.60
Asset management & custody banks	29,500	1.26	29,500	1.59
Home improvement retail	28,716	1.22	28,726	1.54
Air freight and logistics	18,271	0.78	16,693	0.9
Research & consulting services	17,359	0.74	17,521	0.94
Other diversified financial services	16,655	0.71	41,888	2.25
Food distributors	15,897	0.68	18,435	0.99
Specialty chemicals	13,500	0.57	20,000	1.08
Security & alarm services	13,164	0.56	13,124	0.71
Healthcare technology	13,000	0.55	—	—
Application software	11,917	0.51	12,879	0.69
Multi-sector holdings	5,208	0.25	4,091	0.2
Environmental & facilities services	3,730	0.16	8,755	0.47
Thrift & mortgage finance	208	0.01	208	0.01
Construction materials	—	—	7,170	0.39
Building products	—	—	735	0.04
Total	$2,349,035	100.00%	$1,859,651	100.00%
Fair Value:
Healthcare services	$397,947	16.74%	$273,880	14.47%
Diversified support services	244,731	10.30	171,078	9.04
Education services	213,927	9.00	168,492	8.90
Advertising	184,202	7.75	154,777	8.18
Specialized finance	125,782	5.29	124,400	6.57
Internet software & services	121,294	5.10	114,077	6.03
IT consulting & other services	96,685	4.07	83,916	4.43
Leisure facilities	82,215	3.46	190	0.01
Oil & gas equipment services	76,633	3.22	76,454	4.04
Data processing & outsourced services	70,540	2.97	23,295	1.23
Healthcare equipment	70,462	2.96	70,866	3.74
Specialty stores	70,105	2.95	69,024	3.65
Human resources & employment services	65,090	2.74	65,391	3.45
Industrial machinery	58,682	2.47	18,197	0.96
Pharmaceuticals	53,249	2.24	52,787	2.79
Airlines	44,957	1.89	24,475	1.29
Apparel, accessories & luxury goods	41,796	1.76	27,724	1.46
Construction and engineering	41,521	1.75	40,919	2.16
Consumer electronics	36,788	1.55	—	0.00
Leisure products	33,663	1.42	49,952	2.64
Auto parts & equipment	32,882	1.38	36,004	1.90

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	December 31, 2013		September 30, 2013
Asset management & custody banks	$29,500	1.24%	$29,500	1.56%
Home improvement retail	29,128	1.23	28,677	1.51
Household products	29,120	1.23	29,264	1.55
Research & consulting services	17,812	0.75	17,912	0.95
Other diversified financial services	16,745	0.70	41,954	2.22
Food distributors	16,136	0.68	18,732	0.99
Air freight & logistics	14,706	0.62	14,063	0.74
Specialty chemicals	13,498	0.57	20,000	1.06
Security & alarm services	13,194	0.56	13,104	0.69
Healthcare technology	13,000	0.55	—	—
Application software	12,509	0.53	13,500	0.71
Multi-sector holdings	4,911	0.19	4,158	0.21
Environmental & facilities services	3,175	0.13	8,113	0.43
Thrift & mortgage finance	127	0.01	139	0.01
Construction materials	—	—	7,297	0.39
Building products	—	—	735	0.04
Total	$2,376,712	100.00%	$1,893,046	100.00%

The Company’s investments are generally in small and mid-sized companies in a variety of industries. At December 31, 2013 and September 30, 2013, the Company had no single investment that represented greater than 10% of the total investment portfolio at fair value. Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses, can fluctuate upon repayment or sale of an investment and in any given year can be highly concentrated among several investments. For the three months ended December 31, 2013 and December 31, 2012, no individual investment produced income that exceeded 10% of investment income.

Note 4. Fee Income

The Company receives a variety of fees in the ordinary course of business including servicing, advisory, structuring and prepayments fees, which are classified as fee income and recognized as they are earned. The ending unearned fee income balances as of December 31, 2013 and September 30, 2013 were $4.8 million and $5.0 million, respectively.

As of December 31, 2013, the Company had structured $4.5 million in aggregate exit fees across six portfolio investments upon the future exit of those investments. Exit fees are fees which are payable upon the exit of a debt investment. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed above for each of the investments. A percentage of these fees is included in net investment income over the life of the loan.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 5. Share Data

Effective January 2, 2008, the Partnership merged with and into the Company. At the time of the merger, all outstanding partnership interests in the Partnership were exchanged for 12,480,972 shares of common stock of the Company. An additional 26 fractional shares were payable to the stockholders in cash.

On June 17, 2008, the Company completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. The net proceeds totaled $129.5 million after deducting underwriting commissions of $9.9 million and offering costs of $1.8 million.

On April 20, 2010, at the Company’s 2010 Annual Meeting, the Company’s stockholders approved, among other things, amendments to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 49,800,000 shares to 150,000,000 shares and to remove the Company’s authority to issue shares of Series A Preferred Stock.

On March 19, 2013, the Company amended its Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 shares to 250,000,000 shares.

The following table sets forth the computation of basic and diluted earnings per share, pursuant to ASC 260-10 Earnings per Share, for the three months ended December 31, 2013 and December 31, 2012:

	Three months ended December 31, 2013	Three months ended December 31, 2012
Earnings per common share – basic:
Net increase in net assets resulting from operations	$33,706	$17,843
Weighted average common shares outstanding – basic	139,126	94,889
Earnings per common share – basic	$0.24	$0.19
Earnings per common share – diluted:
Net increase in net assets resulting from operations, before adjustments	$33,706	$17,843
Adjustments for interest on convertible notes, base management fees and incentive fees	1,364	1,349
Net increase in net assets resulting from operations, as adjusted	35,070	19,192
Weighted average common shares outstanding – basic	139,126	94,889
Adjustments for dilutive effect of convertible notes	7,790	7,790
Weighted average common shares outstanding – diluted	146,916	102,679
Earnings per common share – diluted	$0.24	$0.19

The following table reflects the distributions per share that the Company has paid, including shares issued under the dividend reinvestment plan (“DRIP”), on its common stock from October 1, 2012 to December 31, 2013:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
August 6, 2012	October 15, 2012	October 31, 2012	$0.0958	$8.2 million	$51,754	$0.5 million
August 6, 2012	November 15, 2012	November 30, 2012	0.0958	8.2 million	53,335	0.5 million
August 6, 2012	December 14, 2012	December 28, 2012	0.0958	9.5 million	64,680	0.6 million
August 6, 2012	January 15, 2013	January 31, 2013	0.0958	9.5 million	61,782	0.6 million
August 6, 2012	February 15, 2013	February 28, 2013	0.0958	9.1 million	103,356	1.0 million
January 14, 2013	March 15, 2013	March 29, 2013	0.0958	9.1 million	100,802	1.1 million
January 14, 2013	April 15, 2013	April 30, 2013	0.0958	10.3 million	111,167	1.2 million
January 14, 2013	May 15, 2013	May 31, 2013	0.0958	10.3 million	127,152	1.3 million

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 5. Share Data  – (continued)

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
May 6, 2013	June 14, 2013	June 28, 2013	$0.0958	$10.5 million	$112,821		$1.1 million
May 6, 2013	July 15, 2013	July 31, 2013	0.0958	10.2 million	130,944		1.3 million
May 6, 2013	August 15, 2013	August 30, 2013	0.0958	10.3 million	136,052		1.3 million
August 5, 2013	September 13, 2013	September 30, 2013	0.0958	10.3 million	135,027		1.3 million
August 5, 2013	October 15, 2013	October 31, 2013	0.0958	11.9 million	142,320		1.4 million
August 5, 2013	November 15, 2013	November 29, 2013	0.0958	12.0 million	145,063	(1)	1.4 million
November 21, 2013	December 13, 2013	December 30, 2013	0.05	6.3 million	69,291	(1)	0.6 million

(1)	Shares were purchased on the open market and distributed.

On November 21, 2013, the Company’s Board of Directors terminated the Company’s previous $50 million stock repurchase program and approved a new $100 million stock repurchase program. Any stock repurchases under this program would be made through the open market at times and in such amounts as the Company’s management would deem appropriate, provided they are below the most recently published net asset value per share. Unless extended by the Company’s Board of Directors, the stock repurchase program will expire on November 21, 2014 and may be limited or terminated at any time without prior notice.

In December 2013, the Company repurchased 45,104 shares at the weighted average price of $8.978 per share, resulting in $0.4 million of cash paid during the quarter ended December 31, 2013.

Note 6. Lines of Credit

Wells Fargo Facility

On November 16, 2009, Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding”), and the Company entered into a Loan and Servicing Agreement (“Wells Agreement”), with respect to a revolving credit facility, as subsequently amended, (the “Wells Fargo facility”) with Wells Fargo, as successor to Wachovia Bank, National Association, Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time.

As of December 31, 2013, the Wells Fargo facility permitted up to $150 million of borrowings (subject to collateral requirements) with an accordion feature allowing for future expansion of the facility up to a total of $250 million, and borrowings under the facility bore interest at a rate equal to LIBOR (1-month) plus 2.50% per annum, with no LIBOR floor. Unless extended, the period during which the Company may make and reinvest borrowings under the facility will expire on April 23, 2014 and the maturity date of the facility is April 25, 2016.

The Wells Fargo facility provides for the issuance from time to time of letters of credit for the benefit of the Company’s portfolio companies. The letters of credit are subject to certain restrictions, including a borrowing base limitation and an aggregate sublimit of $15.0 million.

In connection with the Wells Fargo facility, the Company concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which the Company has sold and will continue to sell to Funding certain loan assets it has originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo, pursuant to which the Company pledged all of its equity interests in Funding as security for the payment of Funding’s obligations under the Wells Agreement and other documents entered into in connection with the Wells Fargo facility. Funding was formed for the sole purpose of entering into the Wells Fargo facility and has no other operations.

The Wells Agreement and related agreements governing the Wells Fargo facility required both Funding and the Company to, among other things (i) make representations and warranties regarding the collateral as

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 6. Lines of Credit  – (continued)

well as each of their businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities, including a prepayment penalty in certain cases. The Wells Fargo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding, and the failure by Funding or the Company to materially perform under the Wells Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance with all financial covenants under the Wells Fargo facility.

The Wells Fargo facility is secured by all of the assets of Funding, and all of the Company’s equity interest in Funding. The Company uses the Wells Fargo facility to fund a portion of its loan origination activities and for general corporate purposes. Each loan origination under the facility is subject to the satisfaction of certain conditions. The Company cannot be assured that Funding will be able to borrow funds under the Wells Fargo facility at any particular time or at all. As of December 31, 2013, the Company had $50.1 million of borrowings outstanding under the Wells Fargo facility, which had a fair value of $50.1 million. The Company’s borrowings under the Wells Fargo facility bore interest at a weighted average interest rate of 2.749% for the three months ended December 31, 2013. For the three months ended December 31, 2013 and December 31, 2012, the Company recorded interest expense of $0.7 million and $0.8 million, respectively, related to the Wells Fargo facility.

ING Facility

On May 27, 2010, the Company entered into a secured syndicated revolving credit facility (as subsequently amended, the “ING facility”) pursuant to a Senior Secured Revolving Credit Agreement (“ING Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allows the Company to request letters of credit from ING Capital LLC, as the issuing bank.

As of December 31, 2013, the ING facility permitted up to $605 million of borrowings with an accordion feature allowing for future expansion of the facility up to a total of $800 million, and borrowings under the facility bore interest at a rate equal to LIBOR (1-, 2-, 3- or 6-month, at the Company’s option) plus 2.25% per annum, with no LIBOR floor. Unless extended, the period during which the Company may make and reinvest borrowings under the facility will expire on August 6, 2017 and the maturity date of the facility is August 6, 2018.

The ING facility is secured by substantially all of the Company’s assets, as well as the assets of the Company’s wholly-owned subsidiary, FSFC Holdings, Inc. (“Holdings”), and its indirect wholly-owned subsidiary, Fifth Street Fund of Funds LLC (“Fund of Funds”), subject to certain exclusions for, among other things, equity interests in the Company’s SBIC subsidiaries, and equity interests in Funding and Funding II (which is defined and discussed below) as further set forth in a Guarantee, Pledge and Security Agreement (“ING Security Agreement”) entered into in connection with the ING Credit Agreement, among FSFC Holdings, Inc., ING Capital LLC, as collateral agent, and the Company. Fifth Street Fund of Funds LLC and FSFC Holdings, Inc. were formed to hold certain of the Company’s portfolio companies for tax purposes and have no other operations. None of the Company’s SBIC subsidiaries, Funding or Funding II is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that the Company may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

Pursuant to the ING Security Agreement, Holdings and Fund of Funds guaranteed the obligations under the ING Security Agreement, including the Company’s obligations to the lenders and the administrative agent

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 6. Lines of Credit  – (continued)

under the ING Credit Agreement. Additionally, the Company pledged its entire equity interest in Holdings and Holdings pledged its entire equity interest in Fund of Funds to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required Holdings, Fund of Funds and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of the Company’s businesses, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by the Company to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance with all financial covenants under the ING facility.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. The Company cannot be assured that it will be able to borrow funds under the ING facility at any particular time or at all.

As of December 31, 2013, the Company had $433.3 million of borrowings outstanding under the ING facility, which had a fair value of $433.3 million. The Company’s borrowings under the ING facility bore interest at a weighted average interest rate of 2.715% for the three months ended December 31, 2013. For the three months ended December 31, 2013 and December 31, 2012, the Company recorded interest expense of $2.8 million and $1.7 million, respectively, related to the ING facility.

Sumitomo Facility

On September 16, 2011, Fifth Street Funding II, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding II”), entered into a Loan and Servicing Agreement (“Sumitomo Agreement”) with respect to a seven-year credit facility (“Sumitomo facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”), an affiliate of Sumitomo Mitsui Financial Group, Inc., as administrative agent, and each of the lenders from time to time party thereto, in the amount of $200 million.

As of December 31, 2013, the Sumitomo facility permitted up to $125 million of borrowings (subject to collateral requirements), and borrowings under the facility bore interest at a rate of LIBOR (1-month) plus 2.25% per annum, with no LIBOR floor. Unless extended, the period during which the Company may make and reinvest borrowings under the facility will expire on September 16, 2016 and the maturity date of the facility is September 16, 2020, with an option for a one-year extension.

In connection with the Sumitomo facility, the Company concurrently entered into a Purchase and Sale Agreement with Funding II, pursuant to which it has sold and will continue to sell to Funding II certain loan assets the Company has originated or acquired, or will originate or acquire.

The Sumitomo Agreement and related agreements governing the Sumitomo facility required both Funding II and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of its businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities, including a prepayment penalty in certain cases. The Sumitomo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding II, and the failure by Funding II or the Company to materially perform under the Sumitomo Agreement and related agreements governing the Sumitomo facility, which, if not complied with, could accelerate repayment under the facility, thereby

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 6. Lines of Credit  – (continued)

materially and adversely affecting the Company’s liquidity, financial condition and results of operations. Funding II was formed for the sole purpose of entering into the Sumitomo facility and has no other operations.

The Sumitomo facility is secured by all of the assets of Funding II. Each loan origination under the facility is subject to the satisfaction of certain conditions. There is no assurance that Funding II will be able to borrow funds under the Sumitomo facility at any particular time or at all. As of December 31, 2013, the Company had $80.9 million of borrowings outstanding under the Sumitomo facility, which had a fair value of $80.9 million. The Company’s borrowings under the Sumitomo facility bore interest at a weighted average interest rate of 2.662% for the three months ended December 31, 2013. For the three months ended December 31, 2013 and December 31, 2012, the Company recorded interest expense of $0.5 million and $0.4 million, respectively, related to the Sumitomo facility.

As of December 31, 2013, except for assets that were funded through the Company’s SBIC subsidiaries, substantially all of the Company’s assets were pledged as collateral under the Wells Fargo facility, the ING facility or the Sumitomo facility. With respect to the assets funded through the Company’s SBIC subsidiaries, the SBA, as a creditor, will have a superior claim to the SBIC subsidiaries’ assets over the Company’s stockholders.

Total interest expense for the three months ended December 31, 2013 and December 31, 2012 was $10.2 million and $7.2 million, respectively.

Note 7. Interest and Dividend Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company’s policy, accrued interest is evaluated periodically for collectability. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

The Company holds debt in its portfolio that contains PIK interest provisions. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company generally ceases accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect the portfolio company to be able to pay all principal and interest due. The Company’s decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; the Company’s assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by the Company in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, the Company determines whether to cease accruing PIK interest on a loan or debt security. The Company’s determination to cease accruing PIK interest on a loan or debt security is generally made well before the Company’s full write-down of such loan or debt security.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 7. Interest and Dividend Income  – (continued)

Accumulated PIK interest activity for the three months ended December 31, 2013 and December 31, 2012 was as follows:

	Three months ended December 31, 2013	Three months ended December 31, 2012
PIK balance at beginning of period	$23,934	$18,431
Gross PIK interest accrued	5,613	4,145
PIK income reserves(1)	—	(424)
PIK interest received in cash	(4,226)	(313)
Loan exits and other PIK adjustments	(421)	(5,020)
PIK balance at end of period	$24,900	$16,819

(1)	PIK income is generally reserved for when a loan is placed on PIK non-accrual status.

As of December 31, 2013 and September 30, 2013, there were no investments on which the Company had stopped accruing cash and/or PIK interest and OID income. As of December 31, 2012, the Company had stopped accruing PIK interest on two investments.

The percentages of the Company’s debt investments at cost and fair value by accrual status as of December 31, 2013, September 30, 2013 and December 31, 2012 were as follows:

	December 31, 2013				September 30, 2013				December 31, 2012
	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio
Accrual	$2,249,767	100.00%	$2,261,742	100.00%	$1,779,201	100.00%	$1,793,463	100.00%	$1,503,811	98.79%	$1,521,923	99.93%
PIK non-accrual	—	—	—	—	—	—	—	—	18,427	1.21	1,072	0.07
Cash non-accrual(1)	—	—	—	—	—	—	—	—	—	—	—	—
Total	$2,249,767	100.00%	$2,261,742	100.00%	$1,779,201	100.00%	$1,793,463	100.00%	$1,522,238	100.00%	$1,522,995	100.00%

(1)	Cash non-accrual status is inclusive of PIK and other noncash income, where applicable.

The non-accrual status of the Company’s portfolio investments as of December 31, 2013, September 30, 2013 and December 31, 2012 was as follows:

	December 31, 2013	September 30, 2013	December 31, 2012
Coll Materials Group LLC(1)	—	—	PIK non-accrual
Trans-Trade, Inc. – Term Loan B(1)	—	—	PIK non-accrual

(1)	The Company did not hold this investment at December 31, 2013 or September 30, 2013. See Note 9 for a discussion of the Company’s recent realization events.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 7. Interest and Dividend Income  – (continued)

Income non-accrual amounts for the three months ended December 31, 2013 and December 31, 2012 were as follows:

	Three months ended December 31, 2013	Three months ended December 31, 2012
Cash interest income	$—	$—
PIK interest income	—	424
OID income	—	—
Total	$—	$424

Note 8. Taxable/Distributable Income and Dividend Distributions

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) origination and exit fees received in connection with investments in portfolio companies; (3) organizational and deferred offering costs; (4) recognition of interest income on certain loans; and (5) income or loss recognition on exited investments.

At September 30, 2013, the Company has net loss carryforwards of $107.4 million to offset net capital gains, to the extent provided by federal tax law. Of the capital loss carryforwards, $1.5 million will expire on September 30, 2017, $10.3 million will expire on September 30, 2019, and $95.6 million will not expire. During the year ended September 30, 2013, the Company realized capital losses from the sale of investments after October 31, 2012 and prior to year end (“post-October capital losses”) of $21.3 million, which for tax purposes are treated as arising on the first day of the following year.

Listed below is a reconciliation of “net increase in net assets resulting from operations” to taxable income for the three months ended December 31, 2013.

Net increase in net assets resulting from operations	$33,706
Net unrealized depreciation on investments	5,718
Book/tax difference due to deferred loan fees	(1,282)
Book/tax difference due to organizational and deferred offering costs	(22)
Book/tax difference due to capital losses not recognized	(3,206)
Other book/tax differences	(96)
Taxable/Distributable Income(1)	$34,818

(1)	The Company’s taxable income for the three months ended December 31, 2013 is an estimate and will not be finally determined until the Company files its tax return for the fiscal year ended September 30, 2014. Therefore, the final taxable income may be different than the estimate.

The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences. The Company has recorded a deferred tax asset for the difference in the book and tax basis of certain equity investments and tax net operating losses held by its taxable subsidiaries of

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 8. Taxable/Distributable Income and Dividend Distributions  – (continued)

$1.4 million. However, this amount has been fully offset by a valuation allowance of $1.4 million, since it is more likely than not that these deferred tax assets will not be realized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company is permitted to carry forward any net capital losses, if any, incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment net loss carryforwards may be more likely to expire unused.

Distributions to stockholders are recorded on the record date. The Company is required to distribute annually to its stockholders at least 90% of its net taxable income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors and is based on management’s estimate of the Company’s annual taxable income. The Company maintains an “opt out” dividend reinvestment plan for its stockholders.

For income tax purposes, the Company estimates that its distributions for the calendar year 2014 will be composed primarily of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar year 2014.

As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis. The Company did not incur a federal excise tax for calendar years 2011 and 2012 and does not expect to incur a federal excise tax for calendar year 2013.

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Realized losses may also be recorded in connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

Net unrealized appreciation or depreciation reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation.

During the three months ended December 31, 2013, the Company recorded investment realization events, including the following:

•	In October and December 2013, the Company received payments of $3.2 million from Stackpole Powertrain International Holding, L.P. related to the sale of its equity investment. A realized gain of $2.2 million was recorded on this transaction;
•	In October 2013, the Company received a payment of $8.9 million from Harden Healthcare, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments  – (continued)

•	In October 2013, the Company received a payment of $4.0 million from Capital Equipment Group, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction. The Company also received an additional $0.9 million in connection with the sale of its common equity investment, realizing a gain of $0.6 million;
•	In November 2013, the Company received a payment of $10.0 million from IG Investments Holdings, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In November 2013, the Company received a payment of $15.7 million from CTM Group, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In December 2013, the Company received a payment of $0.4 million in connection with the exit of its debt investment in Saddleback Fence and Vinyl Products, Inc. A realized loss of $0.3 million was recorded on this transaction;
•	In December 2013, the Company received a payment of $7.2 million from Western Emulsions, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction; and
•	During the three months ended December 31, 2013, the Company received payments of $108.9 million in connection with sales of debt investments in the open market and recorded a net realized gain of $0.5 million.

During the three months ended December 31, 2012, the Company recorded investment realization events, including the following:

•	In October 2012, the Company received a payment of $4.2 million from Rail Acquisition Corp. in full satisfaction of all obligations related to the revolving loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In October 2012, the Company received a payment of $5.4 million from Bojangles in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In October 2012, the Company received a payment of $21.9 million from Blue Coat Systems, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In October 2012, the Company received a payment of $9.9 million from Insight Pharmaceuticals LLC in full satisfaction of all obligations related to the first lien loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In November 2012, the Company received a payment of $8.5 million from SolutionSet, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction; and
•	During the three months ended December 31, 2012, the Company received payments of $33.7 million in connection with partial sales of debt investments in the open market and recorded a net realized gain of $0.6 million.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments  – (continued)

During the three months ended December 31, 2013, the Company recorded net unrealized depreciation of $5.7 million. This consisted of $2.7 million of net reclassifications to realized gains (resulting in unrealized depreciation), $1.8 million of net unrealized depreciation on debt investments and $1.2 million of net unrealized depreciation on equity investments. During the three months ended December 31, 2012, the Company recorded net unrealized depreciation of $9.3 million. This consisted of $13.1 million of net unrealized depreciation on debt investments and $0.8 million of net reclassifications to realized gains (resulting in unrealized depreciation), offset by $4.6 million of net unrealized appreciation on equity investments.

Note 10. Concentration of Credit Risks

The Company places its cash in financial institutions and at times such balances may be in excess of the FDIC insured limit. The Company limits its exposure to credit loss by depositing its cash with high credit quality financial institutions and monitoring their financial stability.

Note 11. Related Party Transactions

The Company has entered into an investment advisory agreement with the Investment Adviser. Under the investment advisory agreement, the Company pays the Investment Adviser a fee for its services consisting of two components — a base management fee and an incentive fee.

Base management Fee

The base management fee is calculated at an annual rate of 2% of the Company’s gross assets, which includes any borrowings for investment purposes but excludes any cash and cash equivalents held at the end of each quarter. The base management fee is payable quarterly in arrears and the fee for any partial month or quarter is appropriately prorated.

For the three months ended December 31, 2013 and December 31, 2012, base management fees were $12.1 million and $8.0 million, respectively. At December 31, 2013, the Company had a liability on its Consolidated Statements of Assets and Liabilities in the amount of $12.1 million reflecting the unpaid portion of the base management fee payable to the Investment Adviser.

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 11. Related Party Transactions  – (continued)

assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	No incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);
•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and
•	20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date) and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

GAAP requires the Company to accrue for the theoretical capital gains incentive fee that would be payable after giving effect to the net realized and unrealized capital appreciation. It should be noted that a fee so calculated and accrued would not necessarily be payable under the investment advisory agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts ultimately paid under the investment advisory agreement will be consistent with the formula reflected in the investment advisory agreement. The Company does not currently accrue for capital gains incentive fees due to the accumulated realized losses in the portfolio.

For the three months ended December 31, 2013 and December 31, 2012, incentive fees were $9.1 million and $6.6 million, respectively. At December 31, 2013, the Company had a liability on its Consolidated Statements of Assets and Liabilities in the amount of $9.1 million reflecting the unpaid portion of the incentive fee payable to the Investment Adviser.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Company’s Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Company’s Investment Adviser.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 11. Related Party Transactions  – (continued)

Administration Agreement

The Company has also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, FSC, Inc. assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company reimburses FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their staffs. Such reimbursement is at cost with no profit to, or markup by, FSC, Inc. FSC, Inc. may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

For the three months ended December 31, 2013, the Company accrued administrative expenses of $1.7 million, including $0.8 million of general and administrative expenses which are due to FSC, Inc. At December 31, 2013, $2.1 million was included in Due to FSC, Inc. in the Consolidated Statement of Assets and Liabilities.

Note 12. Financial Highlights

	Three months ended December 31, 2013	Three months ended December 31, 2012
Net asset value at beginning of period	$9.85	$9.92
Net investment income	0.26	0.28
Net unrealized depreciation on investments	(0.04)	(0.10)
Net realized gains on investments	0.02	0.01
Distributions of ordinary income	(0.24)	(0.29)
Issuance of common stock	—	0.06
Net asset value at end of period	$9.85	$9.88
Per share market value at beginning of period	$10.29	$10.98
Per share market value at end of period	$9.25	$10.42
Total return(1)	(7.81)%	(2.39)%
Common shares outstanding at beginning of period	139,041	91,048
Common shares outstanding at end of period	139,138	105,943
Net assets at beginning of period	$1,368,872	$903,570
Net assets at end of period	$1,369,968	$1,046,879
Average net assets(2)	$1,373,035	$942,058
Ratio of net investment income to average net assets(3)	10.47%	11.18%
Ratio of total expenses to average net assets	10.15%	10.62%
Ratio of portfolio turnover to average investments at fair value	2.38%	4.24%
Weighted average outstanding debt(4)	$829,393	$483,709
Average debt per share	$5.96	$5.10

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 12. Financial Highlights  – (continued)

(1)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan. Total return is not annualized during interim periods.
(2)	Calculated based upon the weighted average net assets for the period.
(3)	Interim periods are annualized.
(4)	Calculated based upon the weighted average of loans payable for the period.

Note 13. Convertible Notes

On April 12, 2011, the Company issued $152 million unsecured convertible notes, including $2 million issued to Leonard M. Tannenbaum, the Company’s Chief Executive Officer. The Convertible Notes were issued pursuant to an Indenture, dated April 12, 2011 (the “Indenture”), between the Company and the Trustee.

The Convertible Notes mature on April 1, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Notes bear interest at a rate of 5.375% per annum payable semiannually in arrears on April 1 and October 1 of each year. The Convertible Notes are the Company’s unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles.

Prior to the close of business on the business day immediately preceding January 1, 2016, holders may convert their Convertible Notes only under certain circumstances set forth in the Indenture, such as during specified periods when the Company’s shares of common stock trade at more than 110% of the then applicable conversion price or the Convertible Notes trade at less than 98% of their conversion value. On or after January 1, 2016 until the close of business on the business day immediately preceding the Maturity Date, holders may convert their Convertible Notes at any time. Upon conversion, the Company will deliver shares of its common stock. The conversion rate was initially, and currently is, 67.7415 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $14.76 per share of common stock). The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of the Company’s common stock in excess of a monthly dividend of $0.1066 per share, but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders. Based on the current conversion rate, the maximum number of shares of common stock that would be issued upon conversion of the $115 million convertible debt outstanding at December 31, 2013 is 7,790,273. If the Company delivers shares of common stock upon a conversion at the time that net asset value per share exceeds the conversion price in effect at such time, the Company’s stockholders may incur dilution. In addition, the Company’s stockholders will experience dilution in their ownership percentage of common stock upon the issuance of common stock in connection with the conversion of the Company’s convertible notes and any dividends paid on common stock will also be paid on shares issued in connection with such conversion after such issuance. The shares of common stock issued upon a conversion are not subject to registration rights.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 13. Convertible Notes  – (continued)

The Company may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect of the Company, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Notes, and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture.

For the three months ended December 31, 2013 and December 31, 2012, the Company recorded interest expense of $1.7 million and $1.7 million, respectively, related to the Convertible Notes.

The Company may repurchase the Convertible Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any Convertible Notes repurchased by the Company may, at the Company’s option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any Convertible Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the indenture. The Company did not repurchase Convertible Notes during the three months ended December 31, 2013 and December 31, 2012.

As of December 31, 2013, there were $115.0 million of Convertible Notes outstanding, which had a fair value of $122.6 million.

Note 14. Unsecured Notes

2024 Notes

On October 18, 2012, the Company issued $75.0 million in aggregate principal amount of its 5.875% unsecured notes due 2024 (the “2024 Notes”) for net proceeds of $72.5 million after deducting underwriting commissions of $2.2 million and offering costs of $0.3 million.

The 2024 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the first supplemental indenture, dated October 18, 2012 (collectively, the “2024 Notes Indenture”), between the Company and the Trustee. The 2024 Notes are the Company’s unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2024 Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles.

Interest on the 2024 Notes is paid quarterly in arrears on January 30, April 30, July 30 and October 30, at a rate of 5.875% per annum. The 2024 Notes mature on October 30, 2024 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after October 30, 2017. The 2024 Notes are listed on the New York Stock Exchange under the trading symbol “FSCE” with a par value of $25.00 per share.

The 2024 Notes Indenture contains certain covenants, including covenants requiring the Company’s compliance with (regardless of whether the Company is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act and with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring the Company to provide financial information to the holders of the 2024 Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 14. Unsecured Notes  – (continued)

Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2024 Notes Indenture. The Company may repurchase the 2024 Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any 2024 Notes repurchased by the Company may, at the Company’s option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any 2024 Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the 2024 Notes Indenture. During the three months ended December 31, 2013 and December 31, 2012, the Company did not repurchase any of the 2024 Notes in the open market.

For the three months ended December 31, 2013 and December 31, 2012, the Company recorded interest expense of $1.2 million and $1.0 million, respectively, related to the 2024 Notes.

As of December 31, 2013, there were $75.0 million 2024 Notes outstanding, which had a fair value of $65.3 million.

2028 Notes

In April and May 2013, the Company issued $86.3 million in aggregate principal amount of its 6.125% unsecured notes due 2028 (the “2028 Notes”) for net proceeds of $83.4 million after deducting underwriting commissions of $2.6 million and offering costs of $0.3 million. The proceeds included the underwriters’ full exercise of their overallotment option.

The 2028 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the second supplemental indenture, dated April 4, 2013 (collectively, the “2028 Notes Indenture”), between the Company and the Trustee. The 2028 Notes are the Company’s unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2028 Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that it later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles. Interest on the 2028 Notes is paid quarterly in arrears on January 30, April 30, July 30 and October 30, at a rate of 6.125% per annum. The 2028 Notes mature on April 30, 2028 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 30, 2018. The 2028 Notes are listed on the NASDAQ Global Select Market under the trading symbol “FSCFL” with a par value of $25.00 per share.

The 2028 Notes Indenture contains certain covenants, including covenants requiring the Company’s compliance with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring the Company to provide financial information to the holders of the 2028 Notes and the Trustee if it ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2028 Notes Indenture. The Company may repurchase the 2028 Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any 2028 Notes repurchased by the Company may, at its option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any 2028 Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the 2028 Notes Indenture. During the three months ended December 31, 2013, the Company did not repurchase any of the 2028 Notes in the open market.

For the three months ended December 31, 2013, the Company recorded interest expense of $1.3 million related to the 2028 Notes.

As of December 31, 2013, there were $86.3 million of 2028 Notes outstanding, which had a fair value of $73.3 million.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 15. Subsequent Events

The Company’s management evaluated subsequent events through the date of issuance of the Consolidated Financial Statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the Consolidated Financial Statements as of and for the three months ended December 31, 2013.

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
Three months ended December 31, 2013

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2013	Gross Additions(3)	Gross Reductions(4)	Fair Value at December 31, 2013
Control Investments
Traffic Solutions Holdings, Inc.
Second Lien Term Loan, 12% cash 3% PIK due 12/31/2016	$693	$14,499	$267	$(131)	$14,635
LC Facility, 8.5% cash due 12/31/2016	86	—	2	(2)	—
746,114 Series A Preferred Units	406	15,891	406	—	16,297
746,114 Common Stock Units	—	10,529	60	—	10,589
TransTrade Operators, Inc.
First Lien Term Loan, 11% cash 3% PIK due 5/31/2016	511	13,524	513	(16)	14,021
First Lien Revolver, 8% cash due 5/31/2016	1	—	—	—	—
596.67 Series A Common Units in TransTrade Holding LLC	—	—	—	—	—
3,033,333.33 Preferred Units in TransTrade Holding LLC	—	539	1,083	(937)	685
HFG Holdings, LLC
First Lien Term Loan, 6% cash 4% PIK due 6/10/2019	2,380	93,297	952	(62)	94,187
860,000 Class A Units	—	22,346	436	—	22,782
First Star Aviation, LLC
First Lien Term Loan, 9% cash 3% PIK due 1/9/2018	1,012	19,211	15,100	(411)	33,900
10,104,401 Common Units	—	5,264	5,793	—	11,057
Eagle Hospital Physicians, LLC
First Lien Term Loan A, 8% PIK due 8/1/2016	230	11,149	229	(34)	11,344
First Lien Term Loan B, 8.1% PIK due 8/1/2016	63	3,050	63	(10)	3,103
First Lien Revolver, 8% cash due 8/1/2016	12	—	936	(4)	932
4,100,000 Class A Common Units	—	6,203	—	(40)	6,163
Total Control Investments	$5,394	$215,502	$25,840	$(1,647)	$239,695

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2013	Gross Additions(3)	Gross Reductions(4)	Fair Value at December 31, 2013
Affiliate Investments
Caregiver Services, Inc.
Second Lien Term Loan, 10% cash 2% PIK due 6/30/2019	$203	$—	$9,173	$(158)	$9,015
1,080,399 shares of Series A Preferred Stock	—	3,256	313	—	3,569
AmBath/ReBath Holdings, Inc.
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2016	77	3,272	25	(350)	2,947
First Lien Term Loan B, 12.5% cash 2.5% PIK due 4/30/2016	991	25,317	348	—	25,665
4,668,788 shares of Preferred Stock	—	87	429	—	516
Total Affiliate Investments	$1,271	$31,932	$10,288	$(508)	$41,712
Total Control & Affiliate Investments	$6,665	$247,434	$36,128	$(2,155)	$281,407

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.
(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Non-Control/Non-Affiliate categories, respectively.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.
(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

Schedule 12 – 14

Fifth Street Finance Corp.
Schedule of Investments in and Advances to Affiliates
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
Three months ended December 31, 2012

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2012	Gross Additions(3)	Gross Reductions(4)	Fair Value at December 31, 2012
Control Investments
Coll Materials Group LLC
Second Lien Term Loan A, 12% cash due 11/1/2014	$—	$1,238	$—	$(1,238)	$—
Second Lien Term Loan B, 14% PIK due 11/1/2014	—	1,999	—	(927)	1,072
50% interest in CD HOLDCO, LLC	—	—	—	—	—
Traffic Solutions Holdings, Inc.
First Lien Term Loan A, LIBOR+8.5% (1.25% floor) cash due 8/10/2015	447	15,023	119	(517)	14,625
Second Lien Term Loan, 12% cash 3% PIK due 12/31/2016	546	14,068	151	—	14,219
First Lien Revolver, LIBOR+8.5% (1.25% floor) cash due 8/10/2015	12	—	12	(12)	—
LC Facility, 8.5% cash due 12/31/2016	85	—	2	(2)	—
746,114 Series A Preferred Units	—	14,377	367	—	14,744
746,114 Common Stock Units	—	6,535	503	—	7,038
Total Control Investments	$1,090	$53,240	$1,154	$(2,696)	$51,698
Affiliate Investments
Caregiver Services, Inc.
1,080,399 shares of Series A Preferred Stock	—	2,924	83	—	3,007
AmBath/ReBath Holdings, Inc.
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2016	114	4,268	26	(37)	4,257
First Lien Term Loan B, 12.5% cash 2.5% PIK due 4/30/2016	939	23,995	443	(203)	24,235
4,668,788 shares of Preferred Stock	—	—	—	—	—
Total Affiliate Investments	$1,053	$31,187	$552	$(240)	$31,499
Total Control & Affiliate Investments	$2,143	$84,427	$1,706	$(2,936)	$83,197

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.
(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Non-Control/Non-Affiliate categories, respectively.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.
(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Fifth Street Finance Corp.:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations, changes in net assets and cash flows, present fairly, in all material respects, the financial position of Fifth Street Finance Corp. and its subsidiaries (“the Company”) at September 30, 2013 and September 30, 2012, and the results of their operations, the changes in net assets and their cash flows for each of the three years in the period ended September 30, 2013, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule on page F-69 presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities at September 30, 2013 by correspondence with the custodians, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
November 25, 2013

Fifth Street Finance Corp.

Consolidated Statements of Assets and Liabilities
(in thousands, except per share amounts)

	September 30, 2013	September 30, 2012
ASSETS
Investments at fair value:
Control investments (cost September 30, 2013: $207,518; cost September 30, 2012: $58,557)	$215,502	$53,240
Affiliate investments (cost September 30, 2013: $29,807; cost September 30, 2012: $29,496)	31,932	31,187
Non-control/Non-affiliate investments (cost September 30, 2013: $1,622,326; cost September 30, 2012: $1,180,436)	1,645,612	1,203,681
Total investments at fair value (cost September 30, 2013: $1,859,651; cost September 30, 2012: $1,268,489)	1,893,046	1,288,108
Cash and cash equivalents	147,359	74,393
Interest and fees receivable	10,379	7,652
Due from portfolio company	1,814	3,292
Receivables from unsettled transactions	—	1,750
Deferred financing costs	19,548	13,751
Other assets	187	56
Total assets	$2,072,333	$1,389,002
LIABILITIES AND NET ASSETS
Liabilities:
Accounts payable, accrued expenses and other liabilities	$1,166	$1,180
Base management fee payable	9,625	6,573
Incentive fee payable	7,175	5,579
Due to FSC, Inc.	840	1,630
Interest payable	2,939	4,219
Payables from unsettled transactions	35,716	—
Credit facilities payable	188,000	201,251
SBA debentures payable	181,750	150,000
Unsecured convertible notes payable	115,000	115,000
Unsecured notes payable	161,250	—
Total liabilities	703,461	485,432
Commitments and contingencies (Note 3)
Net assets:
Common stock, $0.01 par value, 250,000 and 150,000 shares authorized, at September 30, 2013 and September 30, 2012, respectively; 139,041 and 91,048 shares issued and outstanding at September 30, 2013 and September 30, 2012, respectively	1,390	910
Additional paid-in-capital	1,509,546	1,019,053
Net unrealized appreciation on investments	33,395	19,998
Net realized loss on investments and interest rate swap	(154,591)	(128,062)
Accumulated overdistributed net investment income	(20,868)	(8,329)
Total net assets (equivalent to $9.85 and $9.92 per common share at September 30, 2013 and September 30, 2012, respectively) (Note 12)	1,368,872	903,570
Total liabilities and net assets	$2,072,333	$1,389,002

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Operations
(in thousands, except per share amounts)

	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2011

Interest income:
Control investments	$5,614	$927	$89
Affiliate investments	2,792	2,804	4,265
Non-control/Non-affiliate investments	148,467	115,625	90,224
Interest on cash and cash equivalents	23	34	19
Total interest income	156,896	119,390	94,597
PIK interest income:
Control investments	2,764	309	347
Affiliate investments	1,404	916	989
Non-control/Non-affiliate investments	12,619	12,570	12,339
Total PIK interest income	16,787	13,795	13,675
Fee income:
Control investments	4,271	1,285	127
Affiliate investments	48	642	667
Non-control/Non-affiliate investments	41,551	29,779	15,888
Total fee income	45,870	31,706	16,682
Dividend and other income:
Non-control/Non-affiliate investments	2,059	225	211
Total dividend and other income	2,059	225	211
Total investment income	221,612	165,116	125,165
Expenses:
Base management fee	35,748	23,799	19,656
Incentive fee	28,158	22,001	16,782
Professional fees	4,182	2,890	2,709
Board of Directors fees	576	551	452
Interest expense	33,470	23,245	15,137
Administrator expense	1,925	2,425	1,699
General and administrative expenses	4,921	3,771	3,083
Total expenses	108,980	78,682	59,518
Base management fee waived	(2,321)	—	—
Net expenses	106,659	78,682	59,518
Gain on extinguishment of unsecured convertible notes	—	1,571	1,480
Net investment income	114,953	88,005	67,127
Unrealized appreciation on interest rate swap	—	—	773
Realized loss on interest rate swap	—	—	(1,335)
Unrealized appreciation (depreciation) on investments:
Control investments	13,302	(6,096)	9,437
Affiliate investments	434	12,944	(5,374)
Non-control/Non-affiliate investments	(339)	49,126	(11,362)
Net unrealized appreciation (depreciation) on investments	13,397	55,974	(7,299)
Realized loss on investments:
Control investments	(11,224)	(5,316)	(7,806)
Affiliate investments	—	(10,620)	(14,146)
Non-control/Non-affiliate investments	(15,305)	(48,642)	(7,107)
Net realized loss on investments	(26,529)	(64,578)	(29,059)
Net increase in net assets resulting from operations	$101,821	$79,401	$30,207
Net investment income per common share – basic	$1.04	$1.11	$1.05
Earnings per common share – basic	$0.92	$1.00	$0.47
Weighted average common shares outstanding – basic	110,270	79,570	64,057
Net investment income per common share – diluted	$1.01	$1.07	$1.01
Earnings per common share – diluted	$0.90	$0.97	$0.47
Weighted average common shares outstanding – diluted	118,061	87,719	68,716

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Changes in Net Assets
(in thousands, except per share amounts)

	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2011
Operations:
Net investment income	$114,953	$88,005	$67,127
Net unrealized appreciation (depreciation) on investments and interest rate swap	13,397	55,974	(6,526)
Net realized loss on investments and interest rate swap	(26,529)	(64,578)	(30,394)
Net increase in net assets resulting from operations	101,821	79,401	30,207
Stockholder transactions:
Distributions to stockholders from ordinary income	(100,430)	(78,906)	(71,650)
Tax return of capital	(27,063)	(15,172)	(9,140)
Net decrease in net assets from stockholder transactions	(127,493)	(94,078)	(80,790)
Capital share transactions:
Issuance of common stock, net	478,919	187,408	205,947
Issuance of common stock under dividend reinvestment plan	12,055	2,212	4,091
Net increase in net assets from capital share transactions	490,974	189,620	210,038
Total increase in net assets	465,302	174,943	159,455
Net assets at beginning of period	903,570	728,627	569,172
Net assets at end of period	$1,368,872	$903,570	$728,627
Net asset value per common share	$9.85	$9.92	$10.07
Common shares outstanding at end of period	139,041	91,048	72,376

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Cash Flows
(in thousands, except per share amounts)

	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2011
Cash flows from operating activities:
Net increase in net assets resulting from operations	$101,821	$79,401	$30,207
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Gain on extinguishment of unsecured convertible notes	—	(1,571)	(1,480)
Net unrealized (appreciation) depreciation on investments and interest rate swap	(13,397)	(55,974)	6,526
Net realized losses on investments and interest rate swap	26,529	64,578	30,394
PIK interest income	(16,787)	(13,795)	(13,675)
Recognition of fee income	(45,870)	(31,706)	(16,681)
Accretion of original issue discount on investments	(612)	(1,497)	(2,063)
Amortization of deferred financing costs	5,198	4,456	2,747
Changes in operating assets and liabilities:
Fee income received	38,558	24,841	21,890
Increase in interest and fees receivable	(2,249)	(1,204)	(1,715)
(Increase) decrease in due from portfolio company	1,478	(2,740)	(449)
(Increase) decrease in receivables from unsettled transactions	1,750	(1,750)	—
(Increase) decrease in other assets	(131)	207	358
Increase (decrease) in accounts payable, accrued expenses and other liabilities	28	(191)	(667)
Increase in base management fee payable	3,052	863	2,834
Increase in incentive fee payable	1,596	582	2,138
Increase (decrease) in due to FSC, Inc.	(790)	150	397
Increase (decrease) in interest payable	(1,280)	(450)	4,386
Increase in payables from unsettled transactions	35,716	—	—
Purchases of investments and net revolver activity, net of syndications	(1,281,029)	(530,866)	(703,461)
Principal payments received on investments (scheduled payments)	46,911	42,625	31,718
Principal payments received on investments (payoffs)	571,396	316,978	78,635
PIK interest income received in cash	8,514	5,477	9,988
Proceeds from the sale of investments	60,373	11,370	50
Net cash used in operating activities	(459,225)	(90,216)	(517,923)

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Cash Flows – (continued)
(in thousands, except per share amounts)

	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2011
Cash flows from financing activities:
Distributions paid in cash	(115,438)	(91,866)	(76,699)
Borrowings under SBA debentures payable	31,750	—	77,000
Borrowings under credit facilities	1,067,144	580,897	658,500
Repayments of borrowings under credit facilities	(1,080,395)	(557,669)	(480,476)
Proceeds from the issuance of unsecured convertible notes	—	—	152,000
Repurchases of unsecured convertible notes	$—	$(17,939)	$(15,070)
Proceeds from the issuance of unsecured notes	155,824	—	—
Proceeds from the issuance of common stock	479,949	188,700	206,788
Deferred financing costs paid	(5,570)	(4,029)	(12,400)
Offering costs paid	(1,073)	(1,129)	(841)
Net cash provided by financing activities	532,191	96,965	508,802
Net increase (decrease) in cash and cash equivalents	72,966	6,749	(9,121)
Cash and cash equivalents, beginning of period	74,393	67,644	76,765
Cash and cash equivalents, end of period	$147,359	$74,393	$67,644
Supplemental information:
Cash paid for interest	$29,946	$20,775	$7,553
Non-cash operating activities:
Non-cash exchange of investments	$30,521	$38,437	$—
Non-cash financing activities:
Issuance of shares of common stock under dividend reinvestment plan	$12,055	$2,212	$4,091

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Control Investments(3)
Traffic Solutions Holdings, Inc.	Construction and engineering
Second Lien Term Loan, 12% cash 3% PIK due 12/31/2016		$14,494	$14,480	$14,499
LC Facility, 8.5% cash due 12/31/2016(10)			(5)	—
746,114 Series A Preferred Units			12,786	15,891
746,114 Class A Common Stock Units			5,316	10,529
			32,577	40,919
TransTrade Operators, Inc.	Air freight and logistics
First Lien Term Loan, 11% cash 3% PIK due 5/31/2016		13,660	13,660	13,524
596.67 Series A Common Units in TransTrade Holding LLC			—	—
3,033,333.33 Preferred Units in TransTrade Holding LLC			3,033	539
			16,693	14,063
HFG Holdings, LLC	Specialized finance
First Lien Term Loan, 6% cash 4% PIK due 6/10/2019		93,135	93,135	93,297
860,000 Class A Units			22,347	22,346
			115,482	115,643
First Star Aviation, LLC	Airlines
First Lien Term Loan, 9% cash 3% PIK due 1/9/2018		19,211	19,211	19,211
5,264,207 Common Units			5,264	5,264
			24,475	24,475
Eagle Hospital Physicians, LLC(13)	Healthcare services
First Lien Term Loan A, 8% PIK due 8/1/2016		11,150	11,150	11,149
First Lien Term Loan B, 8.1% PIK due 8/1/2016		3,041	3,041	3,050
First Lien Revolver, 8% cash due 8/1/2016			—	—
4,100,000 Class A Common Units			4,100	6,203
			18,291	20,402
Total Control Investments (15.7% of net assets)			$207,518	$215,502
Affiliate Investments(4)
Caregiver Services, Inc.	Healthcare services
1,080,399 shares of Series A Preferred Stock			$1,080	$3,256
			1,080	3,256
AmBath/ReBath Holdings, Inc.(9)	Home improvement retail
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2016		3,223	3,219	3,272
First Lien Term Loan B, 12.5% cash 2.5% PIK due 4/30/2016		25,515	25,508	25,317
4,668,788 Shares of Preferred Stock			—	87
			28,727	28,676
Total Affiliate Investments (2.3% of net assets)			$29,807	$31,932

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Non-Control/Non-Affiliate Investments(7)
Fitness Edge, LLC	Leisure facilities
1,000 Common Units(6)			$43	$190
			43	190
Capital Equipment Group, Inc.(9)	Industrial machinery
Second Lien Term Loan, 12% cash 2.75% PIK due 12/27/2015		4,007	4,007	4,003
33,786 shares of Common Stock			345	1,206
			4,352	5,209
Western Emulsions, Inc.	Construction materials
Second Lien Term Loan, 12.5% cash 2.5% PIK due 6/30/2014		7,200	7,170	7,297
			7,170	7,297
HealthDrive Corporation(9)
First Lien Term Loan A, 10% cash due 7/17/2014	Healthcare services	4,151	4,148	4,213
First Lien Term Loan B, 12% cash 1% PIK due 7/17/2014		10,573	10,573	10,497
First Lien Revolver, 12% cash due 7/17/2014		2,266	2,266	2,266
			16,987	16,976
Cenegenics, LLC	Healthcare services
First Lien Term Loan, 9.75% cash due 9/30/2019		33,500	33,468	33,527
414,419 Common Units(6)			598	1,317
			34,066	34,844
Riverlake Equity Partners II, LP	Multi-sector holdings
1.78% limited partnership interest(6)(12)			362	325
			362	325
Riverside Fund IV, LP	Multi-sector holdings
0.34% limited partnership interest(6)(12)			713	658
			713	658
Psilos Group Partners IV, LP	Multi-sector holdings
2.35% limited partnership interest(11)(12)			—	—
			—	—
Mansell Group, Inc.(9)	Advertising
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2015		6,551	6,498	6,616
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 4/30/2015		9,424	9,362	9,510
First Lien Revolver, LIBOR+6% (3% floor) cash due 4/30/2015(10)		—	(13)	—
			15,847	16,126

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (2% floor) cash due 8/13/2015		$11,500	$11,398	$11,522
First Lien Term Loan B, LIBOR+10% (2% floor) cash 1% PIK due 8/13/2015		16,013	15,913	15,999
First Lien Revolver, LIBOR+7% (2% floor) cash due 8/13/2015		500	463	500
			27,774	28,021
Specialty Bakers LLC	Food distributors
First Lien Term Loan A, LIBOR+8.5% cash due 9/15/2015		3,720	3,596	3,721
First Lien Term Loan B, LIBOR+11% (2.5% floor) cash due 9/15/2015		11,000	10,882	11,011
First Lien Revolver, LIBOR+8.5% cash due 9/15/2015		4,000	3,957	4,000
			18,435	18,732
Welocalize, Inc.	Internet software & services
3,393,060 Common Units in RPWL Holdings, LLC			3,393	7,695
			3,393	7,695
Miche Bag, LLC(9)	Apparel, accessories & luxury goods
First Lien Term Loan B, LIBOR+10% (3% floor) 3% PIK due 12/7/2015		17,576	16,307	17,514
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/7/2015(10)			(33)	—
10,371 Series A Preferred Equity units in Miche Bag Holdings, LLC			1,037	419
1,358.854 Series C Preferred Equity units in Miche Bag Holdings, LLC			136	—
19,417 Series A Common Equity units in Miche Bag Holdings, LLC			—	—
146,289 Series D Common Equity units in Miche Bag Holdings, LLC			1,463	—
			18,910	17,933
Bunker Hill Capital II (QP), LP	Multi-sector holdings
0.51% limited partnership interest(12)			214	121
			214	121
Drugtest, Inc.(9)	Human resources & employment services
First Lien Term Loan A, LIBOR+7.5% (0.75% floor) cash due 6/27/2018		38,809	38,702	38,864
First Lien Term Loan B, LIBOR+10% (1% floor) 1.5% PIK due 6/27/2018		15,752	15,682	15,899
First Lien Revolver, LIBOR+6% (1% floor) cash due 6/27/2018(10)			(34)	—
			54,350	54,763

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Saddleback Fence and Vinyl Products, Inc.(9)	Building products
First Lien Term Loan, 8% cash due 11/30/2013		$635	$635	$635
First Lien Revolver, 8% cash due 11/30/2013		100	100	100
			735	735
Physicians Pharmacy Alliance, Inc.(9)	Healthcare services
First Lien Term Loan, LIBOR+9% cash 1.5% PIK due 1/4/2016		11,435	11,266	11,399
First Lien Revolver, LIBOR+6% cash due 1/4/2016(10)			(20)	—
			11,246	11,399
Cardon Healthcare Network, LLC	Diversified support services
65,903 Class A Units			250	523
			250	523
Phoenix Brands Merger Sub LLC(9)	Household products
Senior Term Loan, LIBOR+5% (1.5% floor) cash due 1/31/2016		5,518	5,432	5,423
Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		21,610	21,323	20,842
Senior Revolver, LIBOR+5% (1.5% floor) cash due 1/31/2016		3,000	2,922	3,000
			29,677	29,265
CCCG, LLC(9)	Oil & gas equipment services
First Lien Term Loan, LIBOR+8% (1.75% floor) cash 1% PIK due 12/29/2017		35,148	34,717	34,988
First Lien Revolver, LIBOR+5.5% (1.75% floor) cash due 12/31/2014			—	—
			34,717	34,988
Maverick Healthcare Group, LLC	Healthcare equipment
First Lien Term Loan A, LIBOR+9% (1.75% floor) cash due 12/31/2016		9,950	9,950	9,956
First Lien Term Loan B, LIBOR+9% (1.75% floor) cash due 12/31/2016		38,900	38,546	38,838
			48,496	48,794
Refac Optical Group(14)	Specialty stores
First Lien Term Loan A, LIBOR+7.5% cash due 9/30/2018		24,674	24,510	24,923
First Lien Term Loan B, LIBOR+8.5% cash 1.75% PIK due 9/30/2018		32,932	32,639	33,205
First Lien Term Loan C, 12% cash due 12/31/2014		10,000	10,000	10,013
First Lien Revolver, LIBOR+7.5% cash due 9/30/2018(10)			(69)	—
1,550.9435 Shares of Common Stock in Refac Holdings, Inc.			1	—
500.9435 Shares of Series A-2 Preferred Stock in Refac Holdings, Inc.			305	—
1,000 Shares of Series A Preferred Stock in Refac Holdings, Inc.			999	884
			68,385	69,025

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
GSE Environmental, Inc.(9)	Environmental & facilities services
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/27/2016		$8,812	$8,755	$8,113
			8,755	8,113
Baird Capital Partners V, LP
0.40% limited partnership interest(12)			649	728
			649	728
Charter Brokerage, LLC	Oil & gas equipment services
Senior Term Loan, LIBOR+6.5% (1.5% floor) cash due 10/10/2016		28,914	28,828	29,462
Subordinated Term Loan, 11.75% cash 2% PIK due 10/10/2017		11,976	11,921	12,004
Senior Revolver, LIBOR+6.5% (1.5% floor) cash due 10/10/2016(10)			(40)	—
			40,709	41,466
Stackpole Powertrain International Holding, L.P.	Auto parts & equipment
1,000 Common Units(12)			1,000	3,200
			1,000	3,200
Discovery Practice Management, Inc.(9)	Healthcare services
First Lien Term Loan A, LIBOR+7.5% cash due 8/8/2016		5,756	5,706	5,761
First Lien Term Loan B, 12% cash 3% PIK due 8/8/2016		6,606	6,559	6,608
First Lien Revolver, LIBOR+7% cash due 8/8/2016		3,000	2,977	3,000
			15,242	15,369
CTM Group, Inc.	Leisure products
Subordinated Term Loan A, 11% cash 2% PIK due 2/10/2017		10,966	10,896	11,024
Subordinated Term Loan B, 18.4% PIK due 2/10/2017		4,553	4,532	4,559
			15,428	15,583
Milestone Partners IV, LP	Multi-sector holdings
0.86% limited partnership interest(6)(12)			586	638
			586	638
Insight Pharmaceuticals LLC	Pharmaceuticals
Second Lien Term Loan, LIBOR+11.75% (1.5% floor) cash due 8/25/2017		13,517	13,439	13,607
			13,439	13,607
National Spine and Pain Centers, LLC
Subordinated Term Loan, 11% cash 1.6% PIK due 9/27/2017	Healthcare services	29,263	29,084	29,535
317,282.97 Class A Units			317	404
			29,401	29,939
RCPDirect, LP	Multi-sector holdings
0.91% limited partnership interest(6)(12)			476	569
			476	569

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
The MedTech Group, Inc.(9)	Healthcare equipment
Senior Term Loan, LIBOR+5.5% (1.25% floor) cash due 9/7/2016		$12,448	$12,379	$12,454
			12,379	12,454
Digi-Star Acquisition Holdings, Inc.	Industrial machinery
Subordinated Term Loan, 12% cash 1.5% PIK due 11/18/2017		12,316	12,231	12,439
264.37 Class A Preferred Units			264	304
2,954.87 Class A Common Units			36	246
			12,531	12,989
CPASS Acquisition Company	Internet software & services
First Lien Term Loan, LIBOR+9% (1.5% floor) cash 1% PIK due 11/21/2016		8,069	8,005	8,166
First Lien Revolver, LIBOR+9% (1.5% floor) cash due 11/21/2016(10)			(12)	—
			7,993	8,166
Genoa Healthcare Holdings, LLC	Pharmaceuticals
Senior Term Loan, LIBOR+5.25% (1.25% floor) cash due 12/1/2016		8,775	8,775	8,797
Subordinated Term Loan, 12% cash 2% PIK due 6/1/2017		12,973	12,890	13,206
Senior Revolver, LIBOR+5.25% (1.25% floor) cash due 12/1/2016			—	—
500,000 Preferred units(6)			261	275
500,000 Class A Common Units			25	466
			21,951	22,744
ACON Equity Partners III, LP	Multi-sector holdings
0.15% limited partnership interest(6)(12)			329	361
			329	361
CRGT, Inc.	IT consulting & other services
Subordinated Term Loan, 12.5% cash 3% PIK due 3/9/2018		26,741	26,553	27,445
			26,553	27,445
Riverside Fund V, LP	Multi-sector holdings
0.48% limited partnership interest(12)			288	239
			288	239
World 50, Inc.	Research & consulting services
First Lien Term Loan A, LIBOR+6.25% (1.5% floor) cash due 3/30/2017		10,718	10,622	10,834
First Lien Term Loan B, 12.5% cash due 3/30/2017		7,000	6,941	7,078
Senior Revolver, LIBOR+6.25% (1.5% floor) cash due 3/30/2017(10)			(42)	—
			17,521	17,912

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Nixon, Inc.	Apparel, accessories & luxury goods
First Lien Term Loan, 8.75% cash 2.75% PIK due 4/16/2018		$9,551	$9,476	$9,791
			9,476	9,791
JTC Education, Inc.(9)	Education services
Subordinated Term Loan, 13% cash due 11/1/2017		14,500	14,415	14,503
17,391 Shares of Series A-1 Preferred Stock			313	174
17,391 Shares of Common Stock			187	—
			14,915	14,677
BMC Acquisition, Inc.	Diversified financial services
Senior Term Loan, LIBOR+5.5% (1% floor) cash due 5/1/2017		5,315	5,285	5,311
Senior Revolver, LIBOR+5% (1% floor) cash due 5/1/2017(10)			(7)	—
500 Series A Preferred Shares			500	534
50,000 Common Shares			1	—
			5,779	5,845
Ansira Partners, Inc.(9)	Advertising
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/4/2017		10,593	10,529	10,580
First Lien Revolver, LIBOR+5.5% (1.5% floor) cash due 5/4/2017(10)			(6)	—
250 Preferred Units & 250 Class A Common Units of Ansira Holdings, LLC			250	334
			10,773	10,914
Edmentum, Inc.	Education services
Second Lien Term Loan, L+9.75% (1.5% floor) cash due 5/17/2019		17,000	17,000	17,288
			17,000	17,288
I Drive Safely, LLC	Education services
First Lien Term Loan, LIBOR+8.5% (1.5% floor) cash due 5/25/2017		27,000	26,975	$27,521
First Lien Revolver, LIBOR+6.5% (1.5% floor) cash due 5/25/2017(10)			(5)	—
75,000 Class A Common Units of IDS Investments, LLC			750	755
			27,720	28,276
Yeti Acquisition, LLC(9)	Leisure products
First Lien Term Loan A, LIBOR+8% (1.25% floor) cash due 6/15/2017		18,345	18,317	18,523
First Lien Term Loan B, LIBOR+11.25% (1.25% floor) cash 1% PIK due 6/15/2017		12,000	11,988	12,089
First Lien Revolver, LIBOR+8% (1.25% floor) cash due 6/15/2017(10)			(10)	—
1,500 Common Stock Units of Yeti Holdings, Inc.			1,500	3,755
			31,795	34,367

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Specialized Education Services, Inc.	Education services
Senior Term Loan, LIBOR+5.5% (1.5% floor) cash due 6/28/2017		$8,988	$8,988	$9,056
Subordinated Term Loan, 11% cash 1.5% PIK due 6/28/2018		17,839	17,839	18,200
			26,827	27,256
PC Helps Support, LLC	IT consulting & other services
Subordinated Term Loan, 12% cash 1.5% PIK due 9/5/2018		18,804	18,804	18,989
675 Series A Preferred Units of PCH Support Holdings, Inc.			675	674
7,500 Class A Common Stock Units of PCH Support Holdings, Inc.			75	—
			19,554	19,663
Olson + Co., Inc.	Advertising
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 9/30/2017		12,853	12,853	12,853
First Lien Revolver, LIBOR+5.5% (1.5% floor) cash due 9/30/2017			—	—
			12,853	12,853
Beecken Petty O’Keefe Fund IV, L.P.	Multi-sector holdings
0.5% limited partnership interest(11)(12)			—	—
			—	—
Deltek, Inc.(9)	IT consulting & other services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 10/10/2019		25,000	25,000	25,415
First Lien Revolver, LIBOR+4.75% (1.25% floor) cash due 10/10/2017		1,333	1,333	1,333
			26,333	26,748
First American Payment Systems, LP	Diversified support services
Second Lien Term Loan, LIBOR+9.5% (1.25% floor) cash due 4/12/2019		25,000	25,000	25,130
First Lien Revolver, LIBOR+4.5% (1.25% floor) cash due 10/12/2017			—	—
			25,000	25,130
Dexter Axle Company	Auto parts & equipment
Subordinated Term Loan, 11.25% cash 2% PIK due 11/1/2019		30,561	30,561	31,009
1,500 Common Shares in Dexter Axle Holding Company			1,500	1,795
			32,061	32,804
IG Investments Holdings, LLC	IT consulting & other services
Second Lien Term Loan, LIBOR+9% (1.25% floor) cash due 10/31/2020		10,000	10,000	10,059
			10,000	10,059

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
SumTotal Systems, LLC	Internet software & services
Second Lien Term Loan, LIBOR+9% (1.25% floor) cash due 5/16/2019		$20,000	$20,000	$20,015
			20,000	20,015
Comprehensive Pharmacy Services, LLC	Pharmaceuticals
Subordinated Term Loan, 11.25% cash 1.5% PIK due 11/30/2019		14,148	14,148	14,401
20,000 Common Shares in MCP CPS Group Holdings, Inc.(6)			2,000	2,036
			16,148	16,437
Reliance Communications, LLC	Internet software & services
First Lien Term Loan A, LIBOR+7% (1% floor) cash due 12/18/2017		21,774	21,769	21,898
First Lien Term Loan B, LIBOR+11.5% (1% floor) cash due 12/18/2017		11,333	11,331	11,398
First Lien Revolver, LIBOR+7% (1% floor) cash due 12/18/2017		2,250	2,249	2,250
			35,349	35,546
Garretson Firm Resolution Group, Inc.	Diversified support services
First Lien Term Loan, LIBOR+5% (1.25% floor) cash due 12/20/2018		7,264	7,264	7,283
Subordinated Term Loan, 11% cash 1.5% PIK due 6/20/2019		5,019	5,019	5,025
First Lien Revolver, LIBOR+5% (1.25% floor) cash due 12/20/2017		1,250	1,250	1,250
4,950,000 Preferred Units in GRG Holdings, LP			495	489
50,000 Common Units in GRG Holdings, LP			5	—
			14,033	14,047
Teaching Strategies, LLC	Education services
First Lien Term Loan A, LIBOR+6% (1.25% floor) cash due 12/21/2017		36,662	36,656	37,173
First Lien Term Loan B, LIBOR+8.35% (1.25% floor) cash 3.15% PIK due 12/21/2017		19,605	19,603	19,888
First Lien Revolver, LIBOR+6% (1.25% floor) cash due 12/21/2017(10)			(1)	—
			56,258	57,061
Omniplex World Services Corporation	Security & alarm services
Subordinated Term Loan, 12.25% cash 1.25% PIK due 12/21/2018		12,624	12,624	12,627
500 Class A Common Units in Omniplex Holdings Corp.			500	477
			13,124	13,104

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Dominion Diagnostics, LLC	Healthcare services
Subordinated Term Loan, 11% cash 2% PIK due 12/21/2018		$15,746	$15,746	$16,016
			15,746	16,016
Affordable Care, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+9.25% (1.25% floor) cash due 12/26/2019		21,500	21,500	21,957
			21,500	21,957
Aderant North America, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 6/20/2019		7,000	7,000	7,067
			7,000	7,067
AdVenture Interactive, Corp.
First Lien Term Loan, LIBOR+6.75% (1.25% floor) cash due 3/22/2018	Advertising	112,575	112,555	112,760
First Lien Revolver, LIBOR+6.75% (1.25% floor) cash due 3/22/2018(10)			(1)	—
2,000 Preferred Units of AVI Holdings, L.P.(6)			2,000	2,123
			114,554	114,883
CoAdvantage Corporation	Human resources & employment services
Subordinated Term Loan, 11.5% cash 1.25% PIK due 12/31/2018		10,094	10,094	10,229
50,000 Class A Units in CIP CoAdvantage Investments LLC			500	400
			10,594	10,629
EducationDynamics, LLC	Education services
Subordinated Term Loan, 12% cash 6% PIK due 1/16/2017		11,062	11,062	10,961
			11,062	10,961
Vestcom International, Inc.	Data processing & outsourced services
First Lien Term Loan, LIBOR+5.75% (1.25% floor) cash due 12/26/2018		9,950	9,950	10,010
			9,950	10,010
Sterling Capital Partners IV, L.P.	Multi-sector holdings
0.20% limited partnership interest(6)(12)			472	517
			472	517
Devicor Medical Products, Inc.	Healthcare equipment
First Lien Term Loan, LIBOR+5% (2% floor) cash due 7/8/2015		9,619	9,619	9,618
			9,619	9,618
RP Crown Parent, LLC	Application software
First Lien Revolver, LIBOR+5.5% (1.25% floor) cash due 12/21/2017		1,000	379	1,000
			379	1,000

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
SESAC Holdco II LLC	Diversified support services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 6/28/2019		$4,000	$4,000	$4,097
			4,000	4,097
Advanced Pain Management Holdings, Inc.	Healthcare services
First Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 2/26/2018		24,000	24,000	24,454
			24,000	24,454
Rocket Software, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.75% (1.5% floor) cash due 2/8/2019		10,475	10,435	10,482
			10,435	10,482
TravelClick, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 3/26/2018		15,000	15,000	15,106
			15,000	15,106
ISG Services, LLC	Diversified support services
First Lien Term Loan, LIBOR+8% (1% floor) cash due 3/28/2018		95,000	94,972	95,111
First Lien Revolver, LIBOR+8% (1% floor) cash due 3/28/2018		4,000	3,997	4,000
			98,969	99,111
Joerns Healthcare, LLC	Healthcare services
Second Lien Term Loan, LIBOR+8.75% (1.25% floor) cash due 9/28/2018		20,000	20,000	19,965
			20,000	19,965
Pingora MSR Opportunity Fund I, LP	Thrift & mortgage finance
1.90% limited partnership interest(12)			208	139
			208	139
Chicago Growth Partners III, LP	Multi-sector holdings
0.50% limited partnership interest(11)(12)			—	—
			—	—
Credit Infonet, Inc.	Data processing & outsourced services
Subordinated Term Loan, 12.25% cash due 10/26/2018		13,250	13,250	13,285
			13,250	13,285
Harden Healthcare, LLC	Healthcare services
First Lien Term Loan, LIBOR+5.5% (1.25% floor) cash due 5/1/2018		8,888	8,888	8,929
			8,888	8,929

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
H.D. Vest, Inc.	Specialized finance
Second Lien Term Loan, LIBOR+8% (1.25% floor) cash due 6/18/2019		$8,750	$8,750	$8,757
			8,750	8,757
2Checkout.com, Inc.	Diversified support services
First Lien Revolver, LIBOR+5% cash due 6/26/2016		150	148	150
			148	150
Meritas Schools Holdings, LLC	Education services
First Lien Term Loan, LIBOR+5.75% (1.25% floor) cash due 6/25/2019		12,968	12,968	12,973
			12,968	12,973
Personable Holdings, Inc.	Other diversified financial services
First Lien Term Loan, LIBOR+6% (1.25% floor) cash due 5/16/2018		11,109	11,109	11,109
First Lien Revolver, LIBOR+6% (1.25% floor) cash due 5/16/2018			—	—
			11,109	11,109
Ikaria Acquisition, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+6% (1.25% floor) cash due 7/3/2018		9,875	9,875	9,875
Second Lien Term Loan, LIBOR+9.75% (1.25% floor) cash due 7/3/2019		8,000	8,000	8,000
			17,875	17,875
Blue Coat Systems, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 6/28/2020		10,000	10,000	10,000
			10,000	10,000
Royal Adhesives and Sealants, LLC	Specialty chemicals
Second Lien Term Loan, LIBOR+8.5% (1.25% floor) cash due 1/31/2019		20,000	20,000	20,000
			20,000	20,000
Bracket Holding Corp.	Healthcare services
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 2/15/2020		32,000	32,000	32,000
50,000 Common Units in AB Group Holdings, LP			500	500
			32,500	32,500
Digital Insight Corporation	Other diversified financial services
First Lien Term Loan, LIBOR+4.25% (1.25% floor) cash due 8/1/2019		5,000	5,000	5,000
Second Lien Term Loan, LIBOR+8.25% (1.25% floor) cash due 8/1/2020		20,000	20,000	20,000
			25,000	25,000

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Salus CLO 2012-1, Ltd.	Asset management & custody banks
Class F Deferrable Notes - A, LIBOR+11.5% cash due 3/5/2021(12)		$7,500	$7,500	$7,500
Class F Deferrable Notes - B, LIBOR+10.85% cash due 3/5/2021(12)		22,000	22,000	22,000
			29,500	29,500
HealthEdge Software, Inc.	Application software
Second Lien Term Loan, 12% cash due 9/30/2018		12,500	12,500	12,500
			12,500	12,500
Total Non-Control/Non-Affiliate Investments (120.2% of net assets)			$1,622,326	$1,645,612
Total Portfolio Investments (138.3% of net assets)			$1,859,651	$1,893,046

(1)	All debt investments are income producing unless otherwise noted. Equity is non-income producing unless otherwise noted.
(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.
(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(6)	Income producing through payment of dividends or distributions.
(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(8)	Principal includes accumulated PIK interest and is net of repayments.
(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
Phoenix Brands Merger Sub LLC	July 31, 2013	+ 2.25% on Senior Term Loan + 2.25% on Revolver + 0.75% on Subordinated Term Loan		Per loan agreement
GSE Environmental, Inc.	July 30, 2013	+ 2.0% on Term Loan		Per loan amendment
Miche Bag, LLC	July 26, 2013	- 3.0% on Term Loan B	- 1.0% on Term Loan B	Per loan amendment
Ansira Partners, Inc.	June 30, 2013	- 0.5% on Term Loan & Revolver		Tier pricing per loan agreement
Drugtest, Inc.	June 27, 2013	- 1.5% on Term Loan A - 0.75% on Term Loan B - 0.25% on Revolver	- 0.5% on Term Loan B	Per loan amendment
The MedTech Group, Inc.	June 12, 2013	- 0.50% on Term Loan		Per loan amendment

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2013

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
Physicians Pharmacy Alliance, Inc.	April 1, 2013	+ 3.0% on Term Loan & Revolver	+ 1.0% on Term Loan	Per loan agreement
Discovery Practice Management, Inc.	April 1, 2013	- 1.0% on Term Loan A - 1.0% on Revolver	- 1.0% on Term Loan B	Tier pricing per loan agreement
Deltek, Inc.	February 1, 2013	- 1.0% on Revolver		Per loan amendment
HealthDrive Corporation	January 1, 2013	+ 2.0% on Term Loan A	+ 1.0% on Term Loan B	Per loan amendment
JTC Education, Inc.	January 1, 2013	+ 0.25% on Term Loan		Per loan amendment
Mansell Group, Inc.	January 1, 2013	+ 2.0% on Term Loan A, Term Loan B & Revolver		Per loan agreement
Saddleback Fence & Vinyl Products, Inc.	December 1, 2012	+ 4.0% on Term Loan + 4.0% on Revolver		Per loan amendment
Capital Equipment Group, Inc.	November 30, 2012		- 1.25% on Term Loan	Per loan amendment
CCCG, LLC	November 15, 2012	+ 0.5% on Term Loan	+ 1.0% on Term Loan	Per loan amendment
Yeti Acquisition, LLC	October 1, 2012	- 1.0% on Term Loan A, Term Loan B & Revolver		Tier pricing per loan agreement
Ambath/Rebath Holdings, Inc.	April 1, 2012	- 2.0% on Term Loan A - 4.5% on Term Loan B	+ 2.0% on Term Loan A + 4.5% on Term Loan B	Per loan amendment
(10)	Investment has undrawn commitments and a negative cost basis as a result of unamortized fees. Unamortized fees are classified as unearned income which reduces cost basis.
(11)	Represents an unfunded commitment to fund limited partnership interest.
(12)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.
(13)	Eagle Hospital Physicians, LLC, is the successor entity to Eagle Hospital Physicians, Inc. and was formed as part of the restructuring process.
(14)	Prior to year end, the Company closed on a $33.4 million incremental investment in Refac Optical Group that had not yet settled as of September 30, 2013. As such, this amount is recorded in “Payables from unsettled transactions” in the Statements of Assets and Liabilities.

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments
(dollar amounts in thousands)
September 30, 2012

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Control Investments(3)
Coll Materials Group LLC(9)(12)	Environmental & facilities services
Second Lien Term Loan A, 12% cash due 11/1/2014		$7,372	$7,096	$1,238
Second Lien Term Loan B, 14% PIK due 11/1/2014		2,040	2,000	1,999
50% Membership interest in CD Holdco, LLC			3,127	—
			12,223	3,237
Statewide Holdings, Inc. (formerly Traffic Control and Safety Corp.)	Construction and Engineering
First Lien Term Loan A, LIBOR+8.5% (1.25% floor) cash due 8/10/2015		15,000	14,981	15,023
First Lien Term Loan B, 12% cash 3% PIK due 8/10/2015		14,059	14,042	14,068
First Lien Revolver, LIBOR+8.5% (1.25% floor) cash due 8/10/2015(10)			(6)	—
LC Facility, 8.5% cash due 8/10/2015(10)			(6)	—
746,114 Series A Preferred Units			12,007	14,377
746,114 Common Stock Units			5,316	6,535
			46,334	50,003
Total Control Investments (5.9% of net assets)			$58,557	$53,240
Affiliate Investments(4)
Caregiver Services, Inc.	Healthcare services
1,080,399 shares of Series A Preferred Stock			$1,080	$2,924
			1,080	2,924
Ambath/Rebath Holdings, Inc.(9)	Home improvement retail
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/30/2014		$4,293	4,290	4,268
First Lien Term Loan B, 12.5% cash 2.5% PIK due 12/30/2014		24,134	24,126	23,995
4,668,788 shares of Preferred Stock			—	—
			28,416	28,263
Total Affiliate Investments (3.5% of net assets)			$29,496	$31,187
Non-Control/Non-Affiliate Investments(7)
TBA Global, LLC	Advertising
53,994 Senior Preferred Shares			$216	$—
191,977 Shares A Shares			192	—
			408	—
Fitness Edge, LLC	Leisure Facilities
1,000 Common Units(6)			43	200
			43	200
Capital Equipment Group, Inc.(9)	Industrial machinery
Second Lien Term Loan, 12% cash 2.75% PIK due 7/10/2013		10,489	10,430	10,577
33,786 shares of Common Stock			345	568
			10,775	11,145

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2012

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Rail Acquisition Corp.	Electronic manufacturing services
First Lien Revolver, 7.85% cash due 9/1/2013		$3,835	$3,835	$3,835
			3,835	3,835
Western Emulsions, Inc.	Construction materials
Second Lien Term Loan, 12.5% cash 2.5% PIK due 6/30/2014		7,020	6,951	7,200
			6,951	7,200
Storyteller Theaters Corporation	Movies & entertainment
1,692 shares of Common Stock			—	62
20,000 shares of Preferred Stock			200	200
			200	262
HealthDrive Corporation(9)	Healthcare services
First Lien Term Loan A, 10% cash due 7/17/2013		4,601	4,511	4,697
First Lien Term Loan B, 12% cash 1% PIK due 7/17/2013		10,387	10,357	10,473
First Lien Revolver, 12% cash due 7/17/2013		1,250	1,247	1,268
			16,115	16,438
idX Corporation	Distributors
Second Lien Term Loan, 12.5% cash 2% PIK due 7/1/2014		19,283	19,115	20,153
			19,115	20,153

Cenegenics, LLC	Healthcare services
414,419 Common Units(6)			598	1,394
			598	1394
Trans-Trade Brokers, Inc.	Air freight & logistics
First Lien Term Loan A, 13% cash 2.5% PIK due 9/10/2014		12,845	12,700	12,738
First Lien Term Loan B, 12% cash due 9/10/2014		6,226	6,203	3,193
			18,903	15,931
Riverlake Equity Partners II, LP	Multi-sector holdings
1.78% limited partnership interest(13)			240	240
			240	240
Riverside Fund IV, LP	Multi-sector holdings
0.34% limited partnership interest(6)(13)			677	677
			677	677
Tegra Medical, LLC(9)	Healthcare equipment
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/31/2014		19,581	19,402	19,604
First Lien Term Loan B, 12% cash 2% PIK due 12/31/2014		23,190	22,997	23,052
First Lien Term Loan C, 30% PIK due 12/31/2014		1,111	1,111	1,083
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2014		2,500	2,465	2,483
			45,975	46,222

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2012

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Psilos Group Partners IV, LP	Multi-sector holdings
2.35% limited partnership interest(11)(13)			$—	$—
			—	—
Mansell Group, Inc.	Advertising
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2015		9,467	9,362	9,659
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 4/30/2015		9,282	9,181	9,464
First Lien Revolver, LIBOR+6% (3% floor) cash due 4/30/2015(10)			(21)	—
			18,522	19,123
NDSSI Holdings, LLC(9)	Electronic equipment & instruments
First Lien Term Loan A, LIBOR+9.75% (3% floor) cash 1% PIK due 12/31/2012		21,864	21,774	21,809
First Lien Term Loan B, LIBOR+9.75% (3% floor) cash 3.75% PIK due 12/31/2012		8,231	8,231	8,281
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2012		3,500	3,487	3,504
2,000 Series D Preferred Units			2,671	2,671
			36,163	36,265
Eagle Hospital Physicians, Inc.(14)	Healthcare services
First Lien Term Loan, LIBOR+8.75% (3% floor) cash due 8/11/2015		24,256	23,890	24,184
First Lien Revolver, LIBOR+5.75% (3% floor) cash due 8/11/2015		1,100	1,068	1,060
			24,958	25,244
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (2% floor) cash due 8/13/2015		10,764	10,597	10,804
First Lien Term Loan B, LIBOR+10% (2% floor) cash 1% PIK due 8/13/2015		11,080	10,935	11,098
First Lien Revolver, LIBOR+7% (2% floor) cash due 8/13/2015(10)			(53)	—
			21,479	21,902
Specialty Bakers LLC(14)	Food distributors
First Lien Term Loan A, LIBOR+8.5% cash due 9/15/2015		4,301	4,103	4,277
First Lien Term Loan B, LIBOR+11% (2.5% floor) cash due 9/15/2015		11,000	10,826	10,888
First Lien Revolver, LIBOR+8.5% cash due 9/15/2015		3,250	3,187	3,236
			18,116	18,401
Welocalize, Inc.	Internet software & services
First Lien Term Loan A, LIBOR+8% (2% floor) cash due 11/19/2015		20,553	20,297	21,037
First Lien Term Loan B, LIBOR+9% (2% floor) 1.25% PIK due 11/19/2015		24,048	23,755	24,669
First Lien Revolver, LIBOR+7% (2% floor) cash due 11/19/2015(10)			(155)	—
3,393,060 Common Units in RPWL Holdings, LLC			3,393	6,278
			47,290	51,984

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2012

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Miche Bag, LLC	Apparel, accessories & luxury goods
First Lien Term Loan A, LIBOR+9% (3% floor) cash due 12/7/2013		$8,008	$7,854	$8,039
First Lien Term Loan B, LIBOR+10% (3% floor) 3% PIK due 12/7/2015		17,964	16,108	17,818
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/7/2015		1,500	1,420	1,513
10,371 Preferred Equity units in Miche Holdings, LLC			1,037	878
146,289 Series D Common Equity units in Miche Holdings, LLC			1,463	—
			27,882	28,248
Bunker Hill Capital II (QP), LP	Multi-sector holdings
0.51% limited partnership interest(13)			66	66
			66	66
Advanced Pain Management Holdings	Healthcare services
First Lien Term Loan, LIBOR+5% (1.75% floor) cash due 12/22/2015		7,271	7,177	7,402
First Lien Revolver, LIBOR+5% (1.75% floor) cash due 12/22/2015(10)			(4)	—
			7,173	7,402
Drugtest, Inc. (formerly DISA, Inc.)	Human resources & employment services
First Lien Term Loan A LIBOR+7.5% (0.75% floor) cash due 12/30/2015		11,215	11,066	11,445
First Lien Term Loan B, LIBOR+10% (1% floor) 1.5% PIK due 12/30/2015		8,524	8,424	8,751
First Lien Revolver, LIBOR+6% (1% floor) cash due 12/30/2015(10)			(49)	—
			19,441	20,196
Saddleback Fence and Vinyl Products, Inc.(9)	Building products
First Lien Term Loan, 8% cash due 11/30/2013		648	648	648
First Lien Revolver, 8% cash due 11/30/2012		100	100	102
			748	750
Physicians Pharmacy Alliance, Inc.	Healthcare services
First Lien Term Loan, LIBOR+9% cash 1.5% PIK due 1/4/2016		13,653	13,419	13,654
First Lien Revolver, LIBOR+6% cash due 1/4/2016(10)			(28)	—
			13,391	13,654
Cardon Healthcare Network, LLC(9)	Diversified support services
First Lien Term Loan A, LIBOR+10% (1.75% floor) cash due 1/24/2017		10,395	10,239	10,601
First Lien Term Loan B, LIBOR+9% (1.75% floor) cash due 1/24/2017		21,719	21,521	22,016

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2012

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
First Lien Revolver, LIBOR+6.5% (1.75% floor) cash due 1/24/2017(10)			$(37)	$—
65,903 Class A Units(6)			250	456
			31,973	33,073
U.S. Retirement Partners, Inc.	Diversified financial services
First Lien Term Loan, LIBOR+9.5% (2% floor) cash due 1/6/2016		32,350	31,991	32,767
			31,991	32,767
Phoenix Brands Merger Sub LLC(9)	Household products
Senior Term Loan, LIBOR+5% (1.5% floor) cash due 1/31/2016		6,804	6,671	6,803
Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		21,194	20,821	20,630
Senior Revolver, LIBOR+5% (1.5% floor) cash due 1/31/2016		2,357	2,245	2,447
			29,737	29,880
U.S. Collections, Inc.	Diversified support services
First Lien Term Loan, LIBOR+5.25% (1.75% floor) cash due 3/31/2016		9,885	9,772	9,871
			9,772	9,871
CCCG, LLC(9)	Oil & gas equipment services
First Lien Term Loan, LIBOR+8% (1.75% floor) cash 1% PIK due 7/29/2015		34,748	34,111	35,280
			34,111	35,280
Maverick Healthcare Group, LLC	Healthcare equipment
First Lien Term Loan, LIBOR+9% (1.75% floor) cash due 12/31/2016		24,563	24,121	24,859
			24,121	24,859
Refac Optical Group	Specialty stores
First Lien Term Loan A, LIBOR+7.5% cash due 3/23/2016		12,431	12,191	12,530
First Lien Term Loan B, LIBOR+8.5% cash 1.75% PIK due 3/23/2016		20,322	19,939	20,565
First Lien Revolver, LIBOR+7.5% cash due 3/23/2016(10)			(96)	—
1,000 Shares of Common Stock in Refac Holdings, Inc.			1	—
1,000 Shares of Preferred Stock in Refac Holdings, Inc.			999	1,011
			33,034	34,106

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2012

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Securus Technologies, Inc.(9)	Integrated telecommunication services
Second Lien Term Loan, LIBOR+8.25% (1.75% floor) cash due 5/31/2018		$22,500	$22,119	$22,952
			22,119	22,952
Gundle/SLT Environmental, Inc.	Environmental & facilities services
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/27/2016		8,880	8,803	8,939
			8,803	8,939
Titan Fitness, LLC	Leisure facilities
First Lien Term Loan A, LIBOR+8.75% (1.25% floor) cash due 6/30/2016		14,906	14,779	14,969
First Lien Term Loan B, LIBOR+10.75% (1.25% floor) cash 1.5% PIK due 6/30/2016		11,722	11,626	11,919
First Lien Term Loan C, 18% PIK due 6/30/2016		3,254	3,232	3,271
First Lien Revolver, LIBOR+8.75% (1.25% floor) cash due 6/30/2016(10)			(29)	—
			29,608	30,159
Baird Capital Partners V, LP	Multi-sector holdings
0.40% limited partnership interest(13)			487	487
			487	487
Charter Brokerage, LLC(9)	Oil & gas equipment services
Senior Term Loan, LIBOR+6.5% (1.5% floor) cash due 7/13/2016		16,150	16,019	16,408
Subordinated Term Loan, 11.75% cash 2% PIK due 7/13/2017		10,246	10,171	10,399
Senior Revolver, LIBOR+6.5% (1.5% floor) cash due 7/13/2016(10)			(55)	—
			26,135	26,807
Stackpole Powertrain International ULC	Auto parts & equipment
1,000 Common Units(13)			1,000	1,550
			1,000	1,550
Discovery Practice Management, Inc.	Healthcare services
First Lien Term Loan A, LIBOR+7.5% cash due 8/8/2016		6,417	6,350	6,451
First Lien Term Loan B, 12% cash 3% PIK due 8/8/2016		6,441	6,380	6,602
First Lien Revolver, LIBOR+7% cash due 8/8/2016		400	370	452
			13,100	13,505
CTM Group, Inc.	Leisure products
Subordinated Term Loan A, 11% cash 2% PIK due 2/10/2017		10,746	10,654	10,750
Subordinated Term Loan B, 18.4% PIK due 2/10/2017		3,807	3,780	3,916
			14,434	14,666

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2012

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Bojangles	Restaurants
First Lien Term Loan, LIBOR+6.5% (1.5% floor) cash due 8/17/2017		$5,385	$5,291	$5,386
			5,291	5,386
Milestone Partners IV, LP	Multi-sector holdings
1.36% limited partnership interest(13)			657	657
			657	657
Insight Pharmaceuticals LLC	Pharmaceuticals
First Lien Term Loan, LIBOR+6% (1.5% floor) cash due 8/25/2016		9,900	9,839	9,901
Second Lien Term Loan, LIBOR+11.75% (1.5% floor) cash due 8/25/2017		17,500	17,363	17,502
			27,202	27,403
National Spine and Pain Centers, LLC	Healthcare services
Subordinated Term Loan, 11% cash 1.6% PIK due 9/27/2017		27,049	26,824	27,407
300,700.98 Class A Units(6)			301	247
			27,125	27,654
RCPDirect, LP	Multi-sector holdings
0.91% limited partnership interest(6)(13)			385	385
			385	385
The MedTech Group, Inc.	Healthcare equipment
Senior Term Loan, LIBOR+5.5% (1.5% floor)cash due 9/7/2016		12,805	12,713	13,003
			12,713	13,003
Digi-Star Acquisition Holdings, Inc.	Industrial machinery
Subordinated Term Loan, 12% cash 1.5% PIK due 11/18/2017		10,133	10,027	10,290
225 Class A Preferred Units			225	241
2,500 Class A Common Units			25	74
			10,277	10,605
CPASS Acquisition Company	Internet software & services
First Lien Term Loan, LIBOR+9% (1.5% floor) cash 1% PIK due 11/21/2016		4,856	4,772	4,969
First Lien Revolver, LIBOR+9% (1.5% floor) cash due 11/21/2016(10)			(16)	—
			4,756	4,969
Genoa Healthcare Holdings, LLC	Pharmaceuticals
Subordinated Term Loan, 12% cash 2% PIK due 6/1/2017		12,712	12,606	12,926
500,000 Preferred units			475	516
500,000 Class A Common Units			25	155
			13,106	13,597

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2012

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
SolutionSet, Inc.(9)	Advertising
Senior Term Loan, LIBOR+6% (1% floor) cash due 12/21/2016		$8,522	$8,441	$8,561
			8,441	8,561
Slate Pharmaceuticals Acquisition Corp.	Healthcare services
Subordinated Term Loan, 12% cash 1.5% PIK due 12/29/2017		20,231	20,059	20,882
			20,059	20,882
ACON Equity Partners III, LP	Multi-sector holdings
0.31% limited partnership interest(13)			247	247
			247	247
Blue Coat Systems, Inc.	Internet software & services
First Lien Term Loan, LIBOR+6% (1.5% floor) cash due 2/15/2018		14,906	14,770	15,060
Second Lien Term Loan, LIBOR+10% (1.5% floor) cash due 8/15/2018		7,000	6,937	7,208
			21,707	22,268
CRGT, Inc.	IT consulting & other services
Subordinated Term Loan, 12.5% cash 3% PIK due 3/9/2018		25,939	25,709	26,476
			25,709	26,476
Riverside Fund V, LP	Multi-sector holdings
0.48% limited partnership interest(11)(13)			—	—
			—	—
World 50, Inc.	Research & consulting services
First Lien Term Loan A, LIBOR+6.25% (1.5% floor) cash due 3/30/2017		8,638	8,514	8,667
First Lien Term Loan B, 12.5% cash due 3/30/2017		5,500	5,425	5,522
First Lien Revolver, LIBOR+6.25% (1.5% floor) cash due 3/30/2017(10)			(54)	—
			13,885	14,189
Huddle House, Inc.	Restaurants
Subordinated Term Loan, 11% cash 1.6% PIK due 3/30/2018		13,964	13,839	14,082
			13,839	14,082
Nixon, Inc.	Apparel, accessories & luxury goods
First Lien Term Loan, 8.75% cash 2.75% PIK due 4/16/2018		10,128	10,036	10,164
			10,036	10,164

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2012

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
JTC Education, Inc.	Education services
Subordinated Term Loan, 13% cash due 11/1/2017		$11,500	$11,394	$11,573
17,391 Shares of Series A-1 Preferred Stock			313	290
17,391 Shares of Common Stock			187	—
			11,894	11,863
BMC Acquisition, Inc.	Diversified financial services
Senior Term Loan, LIBOR+5.5% (1% floor) cash due 5/1/2017		5,685	5,646	5,668
Senior Revolver, LIBOR+5% (1% floor) cash due 5/1/2017		350	341	396
500 Series A Preferred Shares			499	456
50,000 Common Shares			1	—
			6,487	6,520
Ansira Partners, Inc.	Advertising
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/4/2017		12,243	12,158	12,320
First Lien Revolver, LIBOR+5.5% (1.5% floor) cash due 5/4/2017(10)			(8)	—
250 Preferred Units & 250 Class A Common Units of Ansira Holdings, LLC			250	227
			12,400	12,547
MX USA, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+10.5% (1.25% floor) cash due 10/31/2017		22,000	21,815	22,336
			21,815	22,336
PLATO, Inc.	Education services
First Lien Term Loan, LIBOR+6% (1.5% floor) cash due 5/17/2018		14,812	14,812	14,804
Second Lien Term Loan, LIBOR+9.75% (1.5% floor) cash due 5/17/2019		17,000	17,000	17,093
			31,812	31,897
I Drive Safely, LLC	Education services
First Lien Term Loan, LIBOR+8.5% (1.5% floor) cash due 5/25/2017		27,000	27,007	27,352
First Lien Revolver, LIBOR+6.5% (1.5% floor) cash due 5/25/2017			1	—
75,000 Class A Common Units of IDS Investments, LLC			750	591
			27,758	27,943
ConvergeOne Holdings Corp.	Integrated telecommunication services
First Lien Term Loan, LIBOR+7% (1.5% floor) cash due 6/8/2017		9,875	9,875	9,940
			9,875	9,940

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2012

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Yeti Acquisition, LLC	Leisure products
First Lien Term Loan A, LIBOR+8% (1.25% floor) cash due 6/15/2017		$27,650	$27,622	$28,036
First Lien Term Loan B, LIBOR+11.25% (1.25% floor) cash 1% PIK due 6/15/2017		12,000	11,988	12,275
First Lien Revolver, LIBOR+8% (1.25% floor) cash due 6/15/2017(10)			(10)	—
1,500 Common Stock Units of Yeti Holdings, Inc.			1,500	1,500
			41,100	41,811
Specialized Education Services, Inc.	Education services
Senior Term Loan, LIBOR+5.5% (1.5% floor) cash due 6/28/2017		10,000	10,000	10,026
Subordinated Term Loan, 11% cash 1.5% PIK due 6/28/2018		17,569	17,569	17,597
			27,569	27,623
InvestRx Corporation	Diversified support services
First Lien Term Loan A, LIBOR+7.75% (1.25% floor) cash due 7/2/2017		24,805	24,786	24,805
First Lien Term Loan B, LIBOR+9.75% (1.25% floor) cash 1% PIK due 7/2/2017		18,370	18,356	18,370
First Lien Delayed Draw Term Loan, LIBOR+8.25% (1.25% floor) cash due 7/2/2014			—	—
First Lien Revolver, LIBOR+7.75% (1.25% floor) cash due 7/2/2017(10)			(5)	—
			43,137	43,175
eResearch Technology, Inc.	Healthcare services
First Lien Term Loan, LIBOR+6.5% (1.5% floor) cash due 5/2/2018		13,500	13,500	13,500
			13,500	13,500
Connolly, LLC	Diversified support services
Second Lien Term Loan, LIBOR+9.25% (1.25% floor) cash due 7/15/2019		5,000	5,000	5,000
			5,000	5,000
PC Helps Support, LLC	IT consulting & other services
Subordinated Term Loan, 12% cash 1.5% PIK due 9/5/2018		18,520	18,520	18,520
675 Series A Preferred Units of PCH Support Holdings, Inc.			675	675
7,500 Class A Common Stock Units of PCH Support Holdings, Inc.			75	75
			19,270	19,270

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2012

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Ikaria Acquisition, Inc.	Healthcare services
First Lien Term Loan, LIBOR+6.5% (1.25% floor) cash due 9/25/2017		$10,000	$10,000	$10,000
			10,000	10,000
Olson + Co., Inc.	Advertising
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 9/30/2017		13,895	13,895	13,895
First Lien Revolver, LIBOR+5.5% (1.5% floor) cash due 9/30/2017			—	—
			13,895	13,895
Total Non-Control/Non-Affiliate Investments (133.2% of net assets)			$1,180,436	$1,203,681
Total Portfolio Investments (142.6% of net assets)			$1,268,489	$1,288,108

(1)	All debt investments are income producing unless otherwise noted. Equity is non-income producing unless otherwise noted.
(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.
(3)	Control Investments are defined by the 1940 Act as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(6)	Income producing through payment of dividends or distributions.
(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(8)	Principal includes accumulated PIK interest and is net of repayments.
(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
SolutionSet, Inc.	September 13, 2012	- 0.5% on Term Loan		Tier pricing per loan agreement
Securus Technologies Holdings, Inc.	June 6, 2012	+ 0.75% on Term Loan		Per loan amendment
Charter Brokerage, LLC	May 9, 2012	- 0.5% on Senior Term Loan & Revolver		Tier pricing per loan agreement
Coll Materials Group LLC	July 1, 2012	- 12.0% on Term Loan A	+ 15.0% on Term Loan A	Per loan amendment
HealthDrive Corporation	April 1, 2012	+ 2.0% on Term Loan A		Tier pricing per loan agreement
Ambath/Rebath Holdings, Inc.	April 1, 2012	- 2.0% on Term Loan A - 4.5% on Term Loan B	+ 2.0% on Term Loan A 4.5% on Term Loan B	Per loan amendment

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments – (continued)
(dollar amounts in thousands)
September 30, 2012

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
Cardon Healthcare Network, LLC	April 1, 2012	- 2.25% on Term Loan A - 1.25% on Term Loan B		Tier pricing per loan agreement
Tegra Medical, LLC	January 1, 2012		+ 0.5% on Term Loan B	Per loan amendment
NDSSI Holdings, LLC	December 31, 2011		- 1.0% on Term Loan A	Per loan amendment
Phoenix Brands Merger Sub LLC	December 22, 2011	+ 0.75% on Subordinated Term Loan + 0.5% on Senior Term Loan & Revolver		Per loan amendment
CCCG, LLC	November 15, 2011	+ 0.5% on Term Loan		Per loan amendment
Saddleback Fence and Vinyl Products, Inc.	October 31, 2011	+ 4.0% on Revolver		Per loan amendment
Eagle Hospital Physicians, Inc.	July 1, 2011	- 0.25% on Term Loan & Revolver		Per loan amendment
Capital Equipment Group, Inc.	July 1, 2010	- 2.0% on Term Loan	- 0.75% on Term Loan	Per waiver agreement
(10)	Investment has undrawn commitments and a negative cost basis as a result of unamortized fees. Unamortized fees are classified as unearned income which reduces cost basis.
(11)	Represents an unfunded commitment to fund limited partnership interest.
(12)	Investment was on PIK non-accrual status as of September 30, 2012.
(13)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.
(14)	The loan agreements for the Eagle Hospital Physicians, Inc. and Specialty Bakers LLC credit facilities state that the revolvers are structurally junior to the term loans in the respective capital structures. Thus, the unrealized appreciation (depreciation) on the loan tranches of these facilities has been allocated accordingly.

See notes to Consolidated Financial Statements.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1. Organization

Fifth Street Mezzanine Partners III, L.P. (the “Partnership”), a Delaware limited partnership, was organized on February 15, 2007 to primarily invest in debt securities of small and middle market companies. FSMPIII GP, LLC was the Partnership’s general partner (the “General Partner”). The Partnership’s investments were managed by Fifth Street Management LLC (the “Investment Adviser”). The General Partner and Investment Adviser were under common ownership.

Effective January 2, 2008, the Partnership merged with and into Fifth Street Finance Corp. (the “Company”), an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). Fifth Street Finance Corp. is managed by the Investment Adviser. Prior to January 2, 2008, references to the Company are to the Partnership.

The Company also has certain wholly-owned subsidiaries, including subsidiaries that are not consolidated for income tax purposes, which hold certain portfolio investments of the Company. The subsidiaries are consolidated with the Company for accounting purposes, and the portfolio investments held by the subsidiaries are included in the Company’s Consolidated Financial Statements. All significant intercompany balances and transactions have been eliminated.

On November 28, 2011, the Company transferred the listing of its common stock from the New York Stock Exchange to the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC.” The following table reflects common stock offerings that have occurred from inception through September 30, 2013:

Date	Transaction	Shares	Offering price		Gross proceeds
June 17, 2008	Initial public offering	10,000,000	$14.12		141.2 million
July 21, 2009	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,487,500	9.25		87.8 million
September 25, 2009	Follow-on public offering (including underwriters’ exercise of over-allotment option)	5,520,000	10.5		58.0 million
January 27, 2010	Follow-on public offering	7,000,000	11.2		78.4 million
February 25, 2010	Underwriters’ partial exercise of over-allotment option	300,500	11.2		3.4 million
June 21, 2010	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,200,000	11.5		105.8 million
December 2010	At-the-Market offering	429,110	11.87	(1)	5.1 million
February 4, 2011	Follow-on public offering (including underwriters’ exercise of over-allotment option)	11,500,000	12.65		145.5 million
June 24, 2011	Follow-on public offering (including underwriters’ partial exercise of over-allotment option)	5,558,469	11.72		65.1 million
January 26, 2012	Follow-on public offering	10,000,000	10.07		100.7 million

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1. Organization  – (continued)

Date	Transaction	Shares	Offering price	Gross proceeds
September 14, 2012	Follow-on public offering (including underwriters’ partial exercise of over-allotment option)	8,451,486	10.79	91.2 million
December 7, 2012	Follow-on public offering	14,000,000	10.68	149.5 million
December 14, 2012	Underwriters’ partial exercise of over-allotment option	725,000	10.68	7.7 million
April 15, 2013	Follow-on public offering	13,500,000	10.85	146.5 million
April 26, 2013	Underwriters’ partial exercise of over-allotment option	935,253	10.85	10.1 million
September 26, 2013	Follow-on public offering (including underwriters’ partial exercise of over-allotment option)	17,643,000	10.31	181.9 million

(1)	Average offering price.

On February 3, 2010, the Company’s consolidated wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P. (“FSMP IV”), received a license, effective February 1, 2010, from the United States Small Business Administration, or SBA, to operate as a small business investment company, or SBIC, under Section 301(c) of the Small Business Investment Act of 1958. On May 15, 2012, the Company’s consolidated wholly-owned subsidiary, Fifth Street Mezzanine Partners V, L.P. (“FSMP V”), received a license, effective May 10, 2012, from the SBA to operate as an SBIC. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC licenses allow the Company’s SBIC subsidiaries to obtain leverage by issuing SBA-guaranteed debentures, subject to the satisfaction of certain customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a 10-year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount of SBA-guaranteed debentures that an SBIC may issue to $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million when they have at least $112.5 million in regulatory capital. As of September 30, 2013, FSMP IV had $75 million in regulatory capital and $150 million in SBA-guaranteed debentures outstanding, which had a fair value of $130.9 million. These debentures bear interest at a weighted average interest rate of 3.567% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
September 2010	$73,000	3.215%	0.285%
March 2011	65,300	4.084	0.285
September 2011	11,700	2.877	0.285

As of September 30, 2013, FSMP V had $37.5 million in regulatory capital and $31.8 million in SBA-guaranteed debentures outstanding, which had a fair value of $25.2 million. In March 2013, the SBA fixed the interest rate on such SBIC subsidiary’s $31.8 million of drawn leverage at an interest rate of 2.351%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1. Organization  – (continued)

(excluding the SBA annual charge of 0.804%). As a result, the $181.8 million of SBA-guaranteed debentures held by the Company’s SBIC subsidiaries carry a weighted average interest rate of 3.355% as of September 30, 2013.

For the years ended September 30 2013, 2012 and 2011, the Company recorded interest expense of $7.1 million, $6.4 million and $4.7 million, respectively, related to the SBA-guaranteed debentures of both subsidiaries.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, the Company’s SBIC subsidiaries may also be limited in their ability to make distributions to the Company if they do not have sufficient capital, in accordance with SBA regulations.

The Company’s SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that the SBIC subsidiaries will receive SBA-guaranteed debenture funding and is further dependent upon the SBIC subsidiaries continuing to be in compliance with SBA regulations and policies.

The SBA, as a creditor, will have a superior claim to the SBIC subsidiaries’ assets over the Company’s stockholders in the event the Company liquidates the SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC subsidiaries upon an event of default.

The Company has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to exclude the debt of the SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the Company’s 200% asset coverage test under the 1940 Act. This allows the Company increased flexibility under the 200% asset coverage test by permitting it to borrow up to $225 million more than it would otherwise be able to under the 1940 Act absent the receipt of this exemptive relief.

Note 2. Significant Accounting Policies

Basis of Presentation:

The Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. In the opinion of management, all adjustments of a normal recurring nature considered necessary for the fair presentation of the Consolidated Financial Statements have been made. The financial results of the Company’s portfolio investments are not consolidated in the Company’s Consolidated Financial Statements.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements and accompanying notes. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimates inherent in the preparation of the Company’s Consolidated Financial Statements are the valuation of investments and revenue recognition.

The Consolidated Financial Statements include portfolio investments at fair value of $1.89 billion and $1.29 billion at September 30, 2013 and September 30, 2012, respectively. The portfolio investments represent 138.3% and 142.6% of net assets at September 30, 2013 and September 30, 2012, respectively, and their fair

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

values have been determined by the Company’s Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation; “Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and 25% of the voting securities; and “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Fair Value Measurements:

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

Assets recorded at fair value in the Company’s Consolidated Financial Statements are categorized based upon the level of judgment associated with the inputs used to measure their fair value.

Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.
•	Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

Under ASC 820, the Company performs detailed valuations of its debt and equity investments on an individual basis, using bond yield, market and income approaches as appropriate. In general, the Company utilizes the bond yield method in determining the fair value of its debt investments, as long as it is appropriate. If, in the Company’s judgment, the bond yield approach is not appropriate, it may use the market or income approach in determining the fair value of the Company’s investment in the portfolio company. Investments for which market quotations are readily available may be valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. In certain instances, the Company may use alternative methodologies, including an asset liquidation, expected recovery model or other alternative approaches.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flow streams of its debt investments. The Company reviews various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assesses the information in the valuation process.

Under the market approach, the Company estimates the enterprise value of the portfolio companies in which it invests. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, the Company analyzes various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (earnings before interest, taxes, depreciation, and amortization), cash flows, net income or revenues. The Company generally requires portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. The Company determines the fair value of its limited partnership interests based on the most recently available net asset value of the partnership.

Under the income approach, the Company generally prepares and analyzes discounted cash flow models based on projections of the future free cash flows of the business.

The Company’s Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the Company’s finance department;
•	Preliminary valuations are then reviewed and discussed with principals of the Investment Adviser;
•	Separately, independent valuation firms are engaged by the Board of Directors to prepare preliminary valuations on a selected basis and submit the reports to the Company;
•	The finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;
•	The finance department prepares a valuation report for the Audit Committee of the Board of Directors;
•	The Audit Committee of the Board of Directors is apprised of the preliminary valuations of the independent valuation firms;
•	The Audit Committee of the Board of Directors reviews the preliminary valuations, and the finance department responds and supplements the preliminary valuations to reflect any comments provided by the Audit Committee;
•	The Audit Committee of the Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in the Company’s portfolio; and
•	The Board of Directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith.

The fair value of each of the Company’s investments at September 30, 2013 and September 30, 2012 was determined by the Board of Directors. The Board of Directors has authorized the engagement of independent valuation firms to provide valuation assistance. The Company will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of selected portfolio securities each

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

quarter; however, the Board of Directors is ultimately and solely responsible for the valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

A portion of the Company’s portfolio is valued by independent third parties on a quarterly basis, with a substantial portion being valued over the course of each fiscal year.

Investment Income:

Interest income, adjusted for accretion of original issue discount or “OID,” is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan, or otherwise purchasing a security at a discount, is accreted into interest income over the life of the loan.

Distributions of earnings from portfolio companies are recorded as dividend income when the distribution is received.

The Company has investments in debt securities which contain payment-in-kind (“PIK”) interest provisions. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income.

Fee income consists of the monthly servicing fees, advisory fees, structuring fees and prepayment fees that the Company receives in connection with its debt investments. These fees are recognized as earned.

The Company has also structured exit fees across certain of its portfolio investments to be received upon the future exit of those investments. Exit fees are fees which are payable upon the exit of a debt security. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed above for each of the investments. A percentage of these fees is included in net investment income over the life of the loan.

Gain on Extinguishment of Convertible Notes:

The Company may repurchase its convertible notes (“Convertible Notes”) in accordance with the 1940 Act and the rules promulgated thereunder and may surrender these Convertible Notes to Deutsche Bank Trust Company Americas (the “Trustee”), as trustee, for cancellation. If the repurchase occurs at a purchase price below par value, a gain on the extinguishment of these Convertible Notes is recorded. The amount of the gain recorded is the difference between the reacquisition price and the net carrying amount of the Convertible Notes, net of the proportionate amount of unamortized debt issuance costs.

Cash and Cash Equivalents:

Cash and cash equivalents consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit. Included in cash and cash equivalents is $2.2 million that was held at Wells Fargo Bank, National Association (“Wells Fargo”) in connection with the Company’s Wells Fargo facility and $1.9 million that was held at U.S. Bank, National Association in connection with the Company’s Sumitomo facility (as defined in Note 6 — Lines of Credit). The Company is restricted in terms of access to this cash until such

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

time as the Company submits its required monthly reporting schedules and Wells Fargo and Sumitomo Mitsui Banking Corporation verify the Company’s compliance per the terms of their respective credit agreements with the Company.

Deferred Financing Costs:

Deferred financing costs consist of fees and expenses paid in connection with the closing or amending of credit facilities and debt offerings, and are capitalized at the time of payment. Deferred financing costs are amortized using the straight line method over the terms of the respective credit facilities and debt securities. This amortization expense is included in interest expense in the Company’s Consolidated Statements of Operations.

Interest Rate Swap:

The Company does not utilize hedge accounting and marks its interest rate swaps to fair value on a quarterly basis through its Consolidated Statement of Operations. As of September 30, 2013, the Company was not party to any interest rate swap agreements.

Offering Costs:

Offering costs consist of fees and expenses incurred in connection with the public offer and sale of the Company’s common stock, including legal, accounting and printing fees. There were $1.0 million of offering costs charged to capital during the year ended September 30, 2013.

Income Taxes:

As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company intends to distribute between 90% and 100% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a 4% federal excise tax based on distribution requirements of its taxable income on a calendar year basis. The Company anticipates timely distribution of its taxable income within the tax rules; however, the Company incurred a de minimis federal excise tax for calendar year 2010. The Company did not incur a federal excise tax for calendar years 2011 and 2012 and does not expect to incur a federal excise tax for calendar year 2013. The Company may incur a federal excise tax in future years.

The purpose of the Company’s taxable subsidiaries is to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for federal tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. The taxable subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense as a result of their ownership of certain portfolio investments. This income tax expense, if any, would be reflected in the Company’s Consolidated Statements of Operations. The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences.

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Company’s Consolidated Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

“more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010, 2011 or 2012. The Company identifies its major tax jurisdictions as U.S. Federal and New York State, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act will be automatically deemed an investment company under the new GAAP definition. As such, the Company anticipates no impact from adopting this standard on the Company’s consolidated financial results. The Company is currently assessing the additional disclosure requirements. ASU 2013-08 will be effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013.

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 amends ASC 820, and requires entities to change the wording used to describe the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements related to the application of the highest and best use and valuation premise concepts for financial and nonfinancial instruments, measuring the fair value of an instrument classified in shareholders’ equity and disclosures about fair value measurements. ASU 2011-04 changes the measurement of the fair value of financial instruments that are managed within a portfolio and the application of premiums and discounts in a fair value measurement related to size as a characteristic of the reporting entity’s holding rather than a characteristic of the asset or liability. ASU 2011-04 requires additional disclosures about fair value measurements categorized within Level 3 of the fair value hierarchy including the valuation processes used by the reporting entity, the sensitivity of the fair value to changes in unobservable inputs, and the interrelationships between those unobservable inputs, if any. All the amendments to ASC 820 made by ASU 2011-04 are effective for interim and annual periods beginning after December 15, 2011. The adoption of this disclosure-only guidance is included in Note 3 — Portfolio Investments and did not have an impact on the Company’s consolidated financial results.

In February 2011, the FASB issued Accounting Standards Update 2011-02, Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring (“ASU 2011-02”). ASU 2011-02 clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. ASU 2011-02 provides guidance to clarify whether the creditor has granted a concession and whether a debtor is experiencing financial difficulties. ASU 2011-02 also clarifies that a creditor is precluded from using the effective interest rate test, as described in the debtors

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 2. Significant Accounting Policies  – (continued)

guidance on restructuring payables, when evaluating whether a restructuring constitutes a troubled debt restructuring. The new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption. The clarified guidance may affect the accounting for certain restructurings that were previously accounted for under the aforementioned debtor guidance on restructuring payables and provide for enhanced disclosure around such restructurings. The adoption of ASU 2011-02 did not have a material impact on the Company’s financial condition and results of operations.

Note 3. Portfolio Investments

At September 30, 2013, 138.3% of net assets or $1.89 billion was invested in 99 portfolio investments and 10.8% of net assets or $147.4 million was invested in cash and cash equivalents. In comparison, at September 30, 2012, 142.6% of net assets or $1.29 billion was invested in 78 portfolio investments and 8.2% of net assets or $74.4 million was invested in cash and cash equivalents. As of September 30, 2013, 77.5% of the Company’s portfolio at fair value consisted of senior secured debt investments that were secured by priority liens on the assets of the portfolio companies. Moreover, the Company held equity investments in certain of its portfolio companies consisting of common stock, preferred stock, limited partnership interests or limited liability company interests. These instruments generally do not produce a current return but are held for potential investment appreciation and capital gain.

During the years ended September 30, 2013, 2012 and 2011, the Company recorded net realized losses of $26.5 million, $64.6 million and $30.4 million, respectively. During the years ended September 30, 2013, 2012 and 2011, the Company recorded net unrealized appreciation (depreciation) of $13.4 million, $56.0 million and ($6.5 million), respectively.

The composition of the Company’s investments as of September 30, 2013 and September 30, 2012 at cost and fair value was as follows:

	September 30, 2013		September 30, 2012
	Cost	Fair Value	Cost	Fair Value
Investments in debt securities	$1,779,201	$1,793,463	$1,226,489	$1,241,197
Investments in equity securities	80,450	99,583	42,000	46,911
Total	$1,859,651	$1,893,046	$1,268,489	$1,288,108

The composition of the Company’s debt investments as of September 30, 2013 and September 30, 2012 at fixed rates and floating rates was as follows:

	September 30, 2013		September 30, 2012
	Fair Value	% of Debt Portfolio	Fair Value	% of Debt Portfolio
Fixed rate debt securities	$584,876	32.61%	$371,325	29.92%
Floating rate debt securities	1,208,587	67.39	869,872	70.08
Total	$1,793,463	100.00%	$1,241,197	100.00%

The following table presents the financial instruments carried at fair value as of September 30, 2013, by caption on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820:

	Level 1	Level 2	Level 3	Total
Investments in debt securities (senior secured)	$—	$—	$1,467,665	$1,467,665
Investments in debt securities (subordinated)	—	—	296,298	296,298

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	Level 1	Level 2	Level 3	Total
Investments in debt securities (Collateralized loan obligation, or CLO)	—	—	29,500	29,500
Investments in equity securities (preferred)	—	—	25,648	25,648
Investments in equity securities (common)	—	—	73,935	73,935
Total investments at fair value	$—	$—	$1,893,046	$1,893,046

The following table presents the financial instruments carried at fair value as of September 30, 2012, by caption on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820:

	Level 1	Level 2	Level 3	Total
Investments in debt securities (senior secured)	$—	$—	$1,035,750	$1,035,750
Investments in debt securities (subordinated)	—	—	205,447	205,447
Investments in equity securities (preferred)	—	—	24,240	24,240
Investments in equity securities (common)	—	—	22,671	22,671
Total investments at fair value	$—	$—	$1,288,108	$1,288,108

When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are the most significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external sources). Accordingly, the appreciation (depreciation) in the tables below includes changes in fair value due in part to observable factors that are part of the valuation methodology.

The following table provides a roll-forward in the changes in fair value from September 30, 2012 to September 30, 2013, for all investments for which the Company determines fair value using unobservable (Level 3) factors:

	Senior Secured Debt	Subordinated Debt	CLO Debt	Preferred Equity	Common Equity	Total
Fair value as of September 30, 2012	$1,035,750	$205,447	$—	$24,240	$22,671	$1,288,108
New investments & net revolver activity	1,102,143	119,093	29,500	6,010	38,282	1,295,028
Redemptions/repayments	(664,614)	(35,016)	—	(2,510)	—	(702,140)
Net accrual of PIK interest income	2,973	5,193	—	107	—	8,273
Accretion of original issue discount	612	—	—	—	—	612
Net change in unearned income	6,251	583	—	—	—	6,834
Net unrealized appreciation (depreciation)	(278)	(168)	—	(2,079)	16,301	13,776
Unrealized adjustments due to deal exits	(15,172)	1,166	—	(120)	(3,319)	(17,445)
Transfer into (out of) Level 3	—	—	—	—	—	—
Fair value as of September 30, 2013	$1,467,665	$296,298	$29,500	$25,648	$73,935	$1,893,046

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	Senior Secured Debt	Subordinated Debt	CLO Debt	Preferred Equity	Common Equity	Total
Net unrealized appreciation (depreciation) relating to Level 3 assets still held at September 30, 2013 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the year ended September 30, 2013	$(15,450)	$998	$—	$(2,199)	$12,982	$(3,669)

The following table provides a roll-forward in the changes in fair value from September 30, 2011 to September 30, 2012, for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	Senior Secured Debt	Subordinated Debt	Preferred Equity	Common Equity	Total
Fair value as of September 30, 2011	$1,018,475	$81,233	$7,167	$12,962	$1,119,837
New investments & net revolver activity	405,503	137,016	13,883	12,901	569,303
Redemptions/repayments	(389,389)	(18,001)	(1,954)	(66)	(409,410)
Net accrual of PIK interest income	4,101	3,593	624	—	8,318
Accretion of original issue discount	1,497	—	—	—	1,497
Net change in unearned income	7,430	(677)	—	—	6,753
Net unrealized appreciation (depreciation)	45,051	7,814	4,829	(1,720)	55,974
Unrealized adjustments due to deal exits	(56,918)	(5,531)	(309)	(1,406)	(64,164)
Transfer into (out of) Level 3	—				—
Fair value as of September 30, 2012	$1,035,750	$205,447	$24,240	$22,671	$1,288,108
Net unrealized appreciation (depreciation) relating to Level 3 assets still held at September 30, 2012 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the year ended September 30, 2012	$(11,867)	$2,283	$4,520	$(3,126)	$(8,190)

The Company generally utilizes a bond yield model to estimate the fair value of its debt investments when there is not a readily available market value (Level 3) which model is based on the present value of expected cash flows from the debt investments. The significant observable inputs into the model are market interest rates for debt with similar characteristics, which are adjusted for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position. These factors are incorporated into the calculation of the capital structure premium, tranche specific risk premium/(discount), size premium and industry premium/(discount), which are significant unobservable inputs into the model.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

Significant Unobservable Inputs for Level 3 Investments

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments, which are carried at fair value as of September 30, 2013:

Asset	Fair Value		Valuation Technique	Unobservable Input	Range		Weighted Average(d)
Senior secured debt	1,467,665		Bond yield approach	Capital structure premium	0.0% – 2.0%(a)		0.5%
				Tranche specific risk premium/(discount)	(4.0)% – 13.0%(a)		2.0%
				Size premium	0.5% – 2.0%(a)		1.1%
				Industry premium/(discount)	(1.1)% – 3.3%(a)		0.3%
Subordinated debt	296,298		Bond yield approach	Capital structure premium	2.0% – 2.0%(a)		2.0%
				Tranche specific risk premium	1.0% – 11.0%(a)		4.7%
				Size premium	0.5% – 2.0%(a)		1.1%
				Industry premium/(discount)	(1.0)% – 1.4%(a)		0.0%
CLO debt	29,500	(c)	Recent market transaction	Market yield	11.4% 11.4%		11.4%
Preferred & common equity	99,583		Market and income approach	Weighted average cost of capital	11.0% – 31.0%		17.4%
				Company specific risk premium	1.0% – 15.0%(a)		2.4%
				Revenue growth rate	0.6% – 81.9%		8.4%
				EBITDA multiple	5.4x – 15.3x	(b)	7.4x
				Revenue multiple	4.1x – 5.3x	(b)	4.7x
				Book value multiple	0.9x – 1.1x	(b)	1.0x
Total	$1,893,046

(a)	Used when market participant would take into account this premium or discount when pricing the investment.
(b)	Used when market participant would use such multiples when pricing the investment.
(c)	The Company’s $29.5 million CLO debt investment in Salus CLO 2012-1, Ltd. was valued at its acquisition price as it closed near year end.
(d)	Weighted averages are calculated based on fair value of investments.

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments, which are carried at fair value as of September 30, 2012:

Asset	Fair Value	Valuation Technique	Unobservable Input	Range		Weighted Average(c)
Senior secured debt	$1,027,484	Bond yield approach	Capital structure premium	0.0% – 2.0%(a)		0.6%
			Tranche specific risk premium/(discount)	(4.0)% – 25.5%(a)		2.3%
			Size premium	0.5% – 2.0%(a)		1.2%
			Industry premium/(discount)	(1.5)% – 4.7%(a)		0.0%
	8,266	Market approach	EBITDA multiple	6.2x – 6.2x	(b)	6.2x

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

Asset	Fair Value	Valuation Technique	Unobservable Input	Range		Weighted Average(c)
Subordinated debt	205,447	Bond yield approach	Capital structure premium	2.0% – 2.0%(a)		2.0%
			Tranche specific risk premium	1.8% – 7.8%(a)		3.1%
			Size premium	0.5% – 2.0%(a)		1.1%
			Industry premium/(discount)	(1.4)% – 1.1%(a)		0.1%
Preferred & common equity	46,911	Market and income approach	Weighted average cost of capital	13.0% – 33.0%		19.1%
			Company specific risk premium	1.0% – 24.0%(a)		4.0%
			Revenue growth rate	1.9% – 44.5%		11.0%
			EBITDA multiple	4.8x – 9.7x	(b)	7.5x
Total	$1,288,108

(a)	Used when market participant would take into account this premium or discount when pricing the investment.
(b)	Used when market participant would use such multiples when pricing the investment.
(c)	Weighted averages are calculated based on fair value of investments.

Under the bond yield approach, the significant unobservable inputs used in the fair value measurement of the Company’s investments in debt securities are capital structure premium, tranche specific risk premium/(discount), size premium and industry premium/(discount). Significant increases or decreases in any of those inputs in isolation may result in a significantly lower or higher fair value measurement, respectively.

Under the market and income approaches, the significant unobservable inputs used in the fair value measurement of the Company’s investments in debt or equity securities are the weighted average cost of capital, company specific risk premium, revenue growth rate and EBITDA multiple. Significant increases or decreases in a portfolio company’s weighted average cost of capital or company specific risk premium in isolation may result in a significantly lower or higher fair value measurement, respectively. Significant increases or decreases in the revenue growth rate or valuation multiples in isolation may result in a significantly higher or lower fair value measurement, respectively.

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of September 30, 2013 and the level of each financial liability within the fair value hierarchy:

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Credit facilities payable	$188,000	$188,000	$—	$—	$188,000
SBA debentures payable	181,750	156,073	—	—	156,073
Unsecured convertible notes payable	115,000	122,331	—	—	122,331
Unsecured notes payable	161,250	151,008	—	151,008	—
Total	$646,000	$617,412	$—	$151,008	$466,404

The carrying values of credit facilities payable approximates their fair values and are included in Level 3 of the hierarchy.

The Company utilizes the bond yield approach to estimate the fair value of its SBA debentures payable, which are included in Level 3 of the hierarchy. Under the bond yield approach, the Company uses bond yield

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

models to determine the present value of the future cash flows streams for the debentures. The Company reviews various sources of data involving investments with similar characteristics and assesses the information in the valuation process.

The Company uses the non-binding indicative quoted price as of the valuation date to estimate the fair value of the unsecured convertible notes payable, which are included in Level 3 of the hierarchy.

The Company uses the unadjusted quoted price as of the valuation date to calculate the fair value of its 5.875% unsecured notes due 2024 and its 6.125% unsecured notes due 2028, which trade under the symbol “FSCE” on the New York Stock Exchange and the symbol “FSCFL” on the NASDAQ Stock Exchange, respectively. As such, these securities are included in Level 2 of the hierarchy.

Off-Balance Sheet Arrangements

The Company’s off-balance sheet arrangements consisted of $149.5 million and $102.5 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of September 30, 2013 and September 30, 2012, respectively. Such commitments are subject to the portfolio companies’ satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Statement of Assets and Liabilities and are not reflected in the Company’s Consolidated Statements of Assets and Liabilities. A summary of the composition of the unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of September 30, 2013 and September 30, 2012 is shown in the table below:

	September 30, 2013	September 30, 2012
Drugtest, Inc.	$20,000	$4,000
Pingora MSR Opportunity Fund I, LP (limited partnership interest)	9,792	—
RP Crown Parent, LLC	9,000	—
Deltek, Inc.	8,667	—
Refac Optical Group	8,000	5,500
Yeti Acquisition, LLC	7,500	7,500
ISG Services, LLC	6,000	—
I Drive Safely, LLC	5,000	5,000
HealthEdge Software, Inc.	5,000	—
First American Payment Systems, LP	5,000	—
Teaching Strategies, LLC	5,000	—
Adventure Interactive, Corp.	5,000	—
Charter Brokerage, LLC	4,000	7,353
World 50, Inc.	4,000	4,000
Enhanced Recovery Company, LLC	3,500	4,000
Phoenix Brands Merger Sub LLC	3,429	4,071
Personable Holdings, Inc.	3,409	—
2Checkout.com, Inc.	2,850	—
Reliance Communications, LLC	2,750	—
CPASS Acquisition Company	2,500	1,000
Olson + Co., Inc.	2,105	2,105
Mansell Group, Inc.	2,000	2,000
Physicians Pharmacy Alliance, Inc.	2,000	2,000
Beecken Petty O’Keefe Fund IV, LP (limited partnership interest)	2,000	—

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	September 30, 2013	September 30, 2012
Chicago Growth Partners III, LP (limited partnership interest)	2,000	—
Eagle Hospital Physicians, LLC	1,867	1,400
Riverside Fund V, LP (limited partnership interest)	1,712	2,000
Sterling Capital Partners IV, LP (limited partnership interest)	1,528	—
CCCG, LLC	1,520	—
Miche Bag, LLC	1,500	3,500
Milestone Partners IV, LP (limited partnership interest)	1,414	1,343
BMC Acquisition, Inc.	1,250	900
Ansira Partners, Inc.	1,190	1,190
Discovery Practice Management, Inc.	1,000	2,600
Psilos Group Partners IV, LP (limited partnership interest)	1,000	1,000
Genoa Healthcare Holdings, LLC	1,000	—
Bunker Hill Capital II (QP), LP (limited partnership interest)	786	934
HealthDrive Corporation	734	750
ACON Equity Partners III, LP (limited partnership interest)	671	753
Riverlake Equity Partners II, LP (limited partnership interest)	638	760
RCP Direct, LP (limited partnership interest)	524	615
Baird Capital Partners V, LP (limited partnership interest)	351	513
Riverside Fund IV, LP (limited partnership interest)	287	323
Welocalize, Inc.	—	10,000
Rail Acquisition Corp.	—	6,165
Traffic Solutions Holdings, Inc.	—	5,000
InvestRx Corporation	—	5,000
Titan Fitness, LLC	—	3,500
Cardon Healthcare Network, LLC	—	3,000
Tegra Medical, LLC	—	1,500
Specialty Bakers, LLC	—	750
Advanced Pain Management Holdings, Inc.	—	400
Saddleback Fence and Vinyl Products, Inc.	—	100
Total	$149,474	$102,525

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

	September 30, 2013		September 30, 2012
Cost:
Senior secured debt	$1,456,710	78.33%	$1,024,518	80.77%
Subordinated debt	292,991	15.76	201,971	15.92
Purchased equity	71,835	3.86	34,516	2.72
CLO debt	29,500	1.59	—	—
Equity grants	4,316	0.23	4,724	0.37
Limited partnership interests	4,299	0.23	2,760	0.22
Total	$1,859,651	100.00%	$1,268,489	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	September 30, 2013		September 30, 2012
Fair Value:
Senior secured debt	$1,467,665	77.53%	$1,035,750	80.41%
Subordinated debt	296,298	15.65	205,447	15.95
Purchased equity	89,688	4.74	38,600	3.00
CLO debt	29,500	1.56	—	—
Equity grants	5,599	0.30	5,551	0.43
Limited partnership interests	4,296	0.22	2,760	0.21
Total	$1,893,046	100.00%	$1,288,108	100.00%

The Company primarily invests in portfolio companies located in North America. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	September 30, 2013		September 30, 2012
Cost:
Northeast U.S.	$744,582	40.04%	$440,689	34.74%
Midwest U.S.	314,653	16.92	137,860	10.87
Southwest U.S.	279,369	15.02	251,751	19.85
Southeast U.S.	277,342	14.91	230,667	18.18
West U.S.	242,705	13.05	206,522	16.28
Canada	1,000	0.06	1,000	0.08
Total	$1,859,651	100.00%	$1,268,489	100.00%
Fair Value:
Northeast U.S.	$753,263	39.79%	$442,111	34.32%
Midwest U.S.	317,958	16.80	140,191	10.88
Southwest U.S.	280,247	14.80	254,509	19.76
Southeast U.S.	285,648	15.09	236,808	18.38
West U.S.	252,730	13.35	212,939	16.53
Canada	3,200	0.17	1,550	0.13
Total	$1,893,046	100.00%	$1,288,108	100.00%

The composition of the Company’s portfolio by industry at cost and fair value as of September 30, 2013 and September 30, 2012 were as follows:

	September 30, 2013		September 30, 2012
Cost:
Healthcare services	$266,823	14.35%	$168,914	13.32%
Diversified support services	170,174	9.15	111,362	8.78
Education services	166,750	8.97	99,033	7.81
Advertising	154,026	8.28	53,665	4.23
Specialized finance	124,232	6.68	—	—
Internet software & services	109,170	5.87	73,753	5.81
IT consulting & other services	82,440	4.43	44,979	3.55

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	September 30, 2013		September 30, 2012
Oil & gas equipment services	75,426	4.06	60,245	4.75
Healthcare equipment	70,494	3.79	82,808	6.53
Specialty stores	68,386	3.68	33,034	2.60
Human resources & employment services	64,944	3.49	19,441	1.53
Pharmaceuticals	51,538	2.77	40,309	3.18
Leisure products	47,222	2.54	55,534	4.38
Other diversified financial services	41,888	2.25	38,479	3.03
Auto parts & equipment	33,061	1.78	1,000	0.08
Construction & engineering	32,577	1.75	46,334	3.65
Household products	29,677	1.60	29,738	2.34
Asset management & custody banks	29,500	1.59	—	—
Home improvement retail	28,726	1.54	28,415	2.24
Apparel, accessories & luxury goods	28,385	1.53	37,919	2.99
Airlines	24,475	1.32	—	—
Data processing & outsources services	23,200	1.25	—	—
Specialty chemicals	20,000	1.08	—	—
Food distributors	18,435	0.99	18,115	1.43
Research & consulting services	17,521	0.94	13,885	1.09
Industrial machinery	16,883	0.91	21,052	1.66
Air freight & logistics	16,693	0.90	18,903	1.49
Security & alarm services	13,124	0.71	—	—
Application software	12,879	0.69	—	—
Environmental & facilities services	8,755	0.47	21,026	1.66
Construction materials	7,170	0.39	6,951	0.55
Multi-sector holdings	4,091	0.20	2,759	0.21
Building products	735	0.04	748	0.06
Thrift & mortgage finance	208	0.01	—	—
Leisure facilities	43	0.00	29,651	2.34
Electronic equipment & instruments	—	—	36,163	2.85
Integrated telecommunication services	—	—	31,994	2.52
Restaurants	—	—	19,130	1.51
Distributors	—	—	19,115	1.51
Electronic manufacturing services	—	—	3,835	0.30
Movies & entertainment	—	—	200	0.02
Total	$1,859,651	100.00%	$1,268,489	100.00%
Fair Value:
Healthcare services	$273,880	14.47%	$174,933	13.58%
Diversified support services	171,078	9.04	113,021	8.77
Education services	168,492	8.90	99,327	7.71
Advertising	154,777	8.18	54,125	4.20
Specialized finance	124,400	6.57	—	—
Internet software & services	114,077	6.03	79,220	6.15
IT consulting & other services	83,916	4.43	45,746	3.55
Oil & gas equipment services	76,454	4.04	62,087	4.82
Healthcare equipment	70,866	3.74	84,084	6.53
Specialty stores	69,024	3.65	34,106	2.65

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

	September 30, 2013		September 30, 2012
Human resources & employment services	65,391	3.45	20,196	1.57
Pharmaceuticals	52,787	2.79	41,000	3.18
Leisure products	49,952	2.64	56,477	4.38
Other diversified financial services	41,954	2.22	39,288	3.05
Construction & engineering	40,919	2.16	50,003	3.88
Auto parts & equipment	36,004	1.90	1,550	0.12
Asset management & custody banks	29,500	1.56	—	—
Household products	29,264	1.55	29,880	2.32
Home improvement retail	28,677	1.51	28,263	2.19
Apparel, accessories & luxury goods	27,724	1.46	38,413	2.98
Airlines	24,475	1.29	—	—
Data processing & outsources services	23,295	1.23	—	—
Specialty chemicals	20,000	1.06	—	—
Food distributors	18,732	0.99	18,400	1.43
Industrial machinery	18,197	0.96	21,750	1.69
Research & consulting services	17,912	0.95	14,189	1.10
Air freight & logistics	14,063	0.74	15,931	1.24
Application software	13,500	0.71	—	—
Security & alarm services	13,104	0.69	—	—
Environmental & facilities services	8,113	0.43	12,175	0.95
Construction materials	7,297	0.39	7,200	0.56
Multi-sector holdings	4,158	0.21	2,760	0.22
Building products	735	0.04	750	0.06
Leisure facilities	190	0.01	30,359	2.36
Thrift & mortgage finance	139	0.01	—	—
Electronic equipment & instruments	—	—	36,265	2.82
Integrated telecommunication services	—	—	32,892	2.55
Distributors	—	—	20,153	1.56
Restaurants	—	—	19,468	1.51
Electronic manufacturing services	—	—	3,835	0.30
Movies & entertainment	—	—	262	0.02
Total	$1,893,046	100.00%	$1,288,108	100.00%

The Company’s investments are generally in small and mid-sized companies in a variety of industries. At September 30, 2013 and September 30, 2012, the Company had no single investment that represented greater than 10% of the total investment portfolio at fair value. Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses, can fluctuate upon repayment or sale of an investment and in any given year can be highly concentrated among several investments. For the years ended September 30, 2013 and September 30, 2012, no individual investment produced income that exceeded 10% of investment income.

Unconsolidated Significant Subsidiaries

In accordance with SEC Regulation S-X Rules 3-09 and 4-08(g), the Company must determine which of its portfolio companies, if any, are considered “significant subsidiaries”. After performing this analysis for all

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 3. Portfolio Investments  – (continued)

periods presented, the Company determined that HFG Holdings, LLC is a significant subsidiary for the year ended September 30, 2013 under Rule 4-08(g). As such, the Company must provide summary financial information as shown below:

Balance sheet items	September 30, 2013
Cash	$1,652
Loans receivable	298,906
Other assets	44,292
Total liabilities	323,351
Members’ capital	21,499

Statement of operations items	For the period June 12, 2013 (date of acquisition) through September 30, 2013
Total income	$8,559
Total expenses, before interest expense due to the Company	6,851
Net income before interest expense due to the Company	1,708
Interest expense due to the Company	2,811
Net loss	(1,103)

Note 4. Fee Income

The Company receives a variety of fees in the ordinary course of business including servicing, advisory, structuring and prepayments fees, which are classified as fee income and recognized as they are earned.

As of September 30, 2013, the Company had structured $4.2 million in aggregate exit fees across six portfolio investments upon the future exit of those investments. Exit fees are fees which are payable upon the exit of a debt investment. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed above for each of the investments. A percentage of these fees is included in net investment income over the life of the loan.

Note 5. Share Data

Effective January 2, 2008, the Partnership merged with and into the Company. At the time of the merger, all outstanding partnership interests in the Partnership were exchanged for 12,480,972 shares of common stock of the Company. An additional 26 fractional shares were payable to the stockholders in cash.

On June 17, 2008, the Company completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. The net proceeds totaled $129.5 million after deducting underwriting commissions of $9.9 million and offering costs of $1.8 million.

On April 20, 2010, at the Company’s 2010 Annual Meeting, the Company’s stockholders approved, among other things, amendments to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 49,800,000 shares to 150,000,000 shares and to remove the Company’s authority to issue shares of Series A Preferred Stock.

On March 19, 2013, the Company amended its Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 shares to 250,000,000 shares.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 5. Share Data  – (continued)

The following table sets forth the computation of basic and diluted earnings per share, pursuant to ASC 260-10 Earnings per Share, for the years ended September 30, 2013, 2012 and 2011:

	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2011
Earnings per common share – basic:
Net increase in net assets resulting from operations	$101,821	$79,401	$30,207
Weighted average common shares outstanding – basic	110,270	79,570	64,057
Earnings per common share – basic	0.92	1.00	0.47
Earnings per common share – diluted:
Net increase in net assets resulting from operations, before adjustments	$101,821	$79,401	$30,207
Adjustments for interest on convertible notes, base management fees, incentive fees and gain on extinguishment of convertible notes	4,079	5,855	2,124
Net increase in net assets resulting from operations, as adjusted	$105,900	$85,256	$32,331
Weighted average common shares outstanding – basic	110,270	79,570	64,057
Adjustments for dilutive effect of convertible notes	7,791	8,149	4,659
Weighted average common shares outstanding – diluted	118,061	87,719	68,716
Earnings per common share – diluted	$0.90	$0.97	$0.47

The following table reflects the distributions per share that the Board of Directors of the Company has declared and the Company paid, including shares issued under the dividend reinvestment plan (“DRIP”), on its common stock from October 1, 2011 to September 30, 2013:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
November 10, 2011	January 13, 2012	January 31, 2012	$0.0958	$6.6 million	29,902	(1)	$0.3 million
November 10, 2011	February 15, 2012	February 29, 2012	0.0958	7.4 million	45,071		0.4 million
November 10, 2011	March 15, 2012	March 30, 2012	0.0958	7.5 million	41,807	(1)	0.4 million
February 7, 2012	April 13, 2012	April 30, 2012	0.0958	7.4 million	48,328	(1)	0.5 million
February 7, 2012	May 15, 2012	May 31, 2012	0.0958	7.4 million	47,877	(1)	0.5 million
February 7, 2012	June 15, 2012	June 29, 2012	0.0958	7.5 million	41,499		0.4 million
May 7, 2012	July 13, 2012	July 31, 2012	0.0958	7.4 million	49,217		0.5 million
May 7, 2012	August 15, 2012	August 31, 2012	0.0958	7.5 million	41,359		0.4 million
May 7, 2012	September 14, 2012	September 28, 2012	0.0958	8.3 million	43,952		0.5 million
August 6, 2012	October 15, 2012	October 31, 2012	0.0958	8.2 million	51,754		0.5 million
August 6, 2012	November 15, 2012	November 30, 2012	0.0958	8.2 million	53,335		0.5 million
August 6, 2012	December 14, 2012	December 28, 2012	0.0958	9.5 million	64,680		0.6 million
August 6, 2012	January 15, 2013	January 31, 2013	0.0958	9.5 million	61,782		0.6 million
August 6, 2012	February 15, 2013	February 28, 2013	0.0958	9.1 million	103,356		1.0 million
January 14, 2013	March 15, 2013	March 29, 2013	0.0958	9.1 million	100,802		1.1 million
January 14, 2013	April 15, 2013	April 30, 2013	0.0958	10.3 million	111,167		1.2 million
January 14, 2013	May 15, 2013	May 31, 2013	0.0958	10.3 million	127,152		1.3 million
May 6, 2013	June 14, 2013	June 28, 2013	0.0958	10.5 million	112,821		1.1 million
May 6, 2013	July 15, 2013	July 31, 2013	0.0958	10.2 million	130,944		1.3 million
May 6, 2013	August 15, 2013	August 30, 2013	0.0958	10.3 million	136,052		1.3 million
August 5, 2013	September 13, 2013	September 30, 2013	0.0958	10.3 million	135,027		1.3 million

(1)	Shares were purchased on the open market and distributed.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 5. Share Data  – (continued)

On May 6, 2013, upon expiration of its previous stock repurchase program, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $50 million of its outstanding common stock. Stock repurchases under this program would be made through the open market at times and in such amounts as the Company’s management deems appropriate, provided they are below the most recently published net asset value per share. Unless extended by the Board of Directors, the stock repurchase program will expire on May 7, 2014 and may be limited or terminated at any time without prior notice.

Note 6. Lines of Credit

Wells Fargo Facility

On November 16, 2009, Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding”), and the Company entered into a Loan and Servicing Agreement (“Wells Agreement”), with respect to a revolving credit facility, as subsequently amended, (the “Wells Fargo facility”) with Wells Fargo, as successor to Wachovia Bank, National Association, Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time.

As of September 30, 2013, the Wells Fargo facility permitted up to $150 million of borrowings (subject to collateral requirements) with an accordion feature allowing for future expansion of the facility up to a total of $250 million, and borrowings under the facility bore interest at a rate equal to LIBOR (1-month) plus 2.50% per annum, with no LIBOR floor. Unless extended, the period during which the Company may make and reinvest borrowings under the facility will expire on April 23, 2014 and the maturity date of the facility is April 25, 2016.

The Wells Fargo facility provides for the issuance from time to time of letters of credit for the benefit of the Company’s portfolio companies. The letters of credit are subject to certain restrictions, including a borrowing base limitation and an aggregate sublimit of $15.0 million.

In connection with the Wells Fargo facility, the Company concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which the Company has sold and will continue to sell to Funding certain loan assets it has originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo, pursuant to which the Company pledged all of its equity interests in Funding as security for the payment of Funding’s obligations under the Wells Agreement and other documents entered into in connection with the Wells Fargo facility. Funding was formed for the sole purpose of entering into the Wells Fargo facility and has no other operations.

The Wells Agreement and related agreements governing the Wells Fargo facility required both Funding and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of their businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities, including a prepayment penalty in certain cases. The Wells Fargo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding, and the failure by Funding or the Company to materially perform under the Wells Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance with all financial covenants under the Wells Fargo facility.

The Wells Fargo facility is secured by all of the assets of Funding, and all of the Company’s equity interest in Funding. The Company uses the Wells Fargo facility to fund a portion of its loan origination activities and for general corporate purposes. Each loan origination under the facility is subject to the satisfaction of certain conditions. The Company cannot be assured that Funding will be able to borrow funds

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 6. Lines of Credit  – (continued)

under the Wells Fargo facility at any particular time or at all. As of September 30, 2013, the Company had $20.0 million of borrowings outstanding under the Wells Fargo facility, which had a fair value of $20.0 million. The Company’s borrowings under the Wells Fargo facility bore interest at a weighted average interest rate of 2.917% for the year ended September 30, 2013. For the years ended September 30, 2013, 2012 and 2011, the Company recorded interest expense of $3.1 million, $2.8 million, and $2.4 million, respectively, related to the Wells Fargo facility.

ING Facility

On May 27, 2010, the Company entered into a secured syndicated revolving credit facility (as subsequently amended, the “ING facility”) pursuant to a Senior Secured Revolving Credit Agreement (“ING Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allows the Company to request letters of credit from ING Capital LLC, as the issuing bank.

As of September 30, 2013, the ING facility permitted up to $480 million of borrowings with an accordion feature allowing for future expansion of the facility up to a total of $800 million, and borrowings under the facility bore interest at a rate equal to LIBOR (1-, 2-, 3- or 6-month, at the Company’s option) plus 2.25% per annum, with no LIBOR floor. Unless extended, the period during which the Company may make and reinvest borrowings under the facility will expire on August 6, 2017 and the maturity date of the facility is August 6, 2018.

The ING facility is secured by substantially all of the Company’s assets, as well as the assets of the Company’s wholly-owned subsidiary, FSFC Holdings, Inc. (“Holdings”), and its indirect wholly-owned subsidiary, Fifth Street Fund of Funds LLC (“Fund of Funds”), subject to certain exclusions for, among other things, equity interests in the Company’s SBIC subsidiaries, and equity interests in Funding and Funding II (which is defined and discussed below) as further set forth in a Guarantee, Pledge and Security Agreement (“ING Security Agreement”) entered into in connection with the ING Credit Agreement, among FSFC Holdings, Inc., ING Capital LLC, as collateral agent, and the Company. Fifth Street Fund of Funds LLC and FSFC Holdings, Inc. were formed to hold certain of the Company’s portfolio companies for tax purposes and have no other operations. None of the Company’s SBIC subsidiaries, Funding or Funding II is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that the Company may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

Pursuant to the ING Security Agreement, Holdings and Fund of Funds guaranteed the obligations under the ING Security Agreement, including the Company’s obligations to the lenders and the administrative agent under the ING Credit Agreement. Additionally, the Company pledged its entire equity interest in Holdings and Holdings, Inc. pledged its entire equity interest in Fund of Funds to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required Holdings, Fund of Funds and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of the Company’s businesses, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by the Company to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance with all financial covenants under the ING facility.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 6. Lines of Credit  – (continued)

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. The Company cannot be assured that it will be able to borrow funds under the ING facility at any particular time or at all.

As of September 30, 2013, the Company had $168.0 million of borrowings outstanding under the ING facility, which had a fair value of $168.0 million. The Company’s borrowings under the ING facility bore interest at a weighted average interest rate of 3.141% for the year ended September 30, 2013. For the years ended September 30, 2013, 2012 and 2011 the Company recorded interest expense of $7.7 million, $5.7 million and $3.3 million, respectively, related to the ING facility.

Sumitomo Facility

On September 16, 2011, Fifth Street Funding II, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding II”), entered into a Loan and Servicing Agreement (“Sumitomo Agreement”) with respect to a seven-year credit facility (“Sumitomo facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”), an affiliate of Sumitomo Mitsui Financial Group, Inc., as administrative agent, and each of the lenders from time to time party thereto, in the amount of $200 million.

As of September 30, 2013, the Sumitomo facility permitted up to $200 million of borrowings (subject to collateral requirements), and borrowings under the facility bore interest at a rate of LIBOR (1-month) plus 2.25% per annum, with no LIBOR floor. Unless extended, the period during which the Company may make and reinvest borrowings under the facility will expire on September 16, 2014 and the maturity date of the facility is September 16, 2018, with an option for a one-year extension.

In connection with the Sumitomo facility, the Company concurrently entered into a Purchase and Sale Agreement with Funding II, pursuant to which it has sold and will continue to sell to Funding II certain loan assets the Company has originated or acquired, or will originate or acquire.

The Sumitomo Agreement and related agreements governing the Sumitomo facility required both Funding II and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of its businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities, including a prepayment penalty in certain cases. The Sumitomo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding II, and the failure by Funding II or the Company to materially perform under the Sumitomo Agreement and related agreements governing the Sumitomo facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. Funding II was formed for the sole purpose of entering into the Sumitomo facility and has no other operations.

The Sumitomo facility is secured by all of the assets of Funding II. Each loan origination under the facility is subject to the satisfaction of certain conditions. There is no assurance that Funding II will be able to borrow funds under the Sumitomo facility at any particular time or at all. As of September 30, 2013, the Company did not have any borrowings outstanding under the Sumitomo facility. The Company’s borrowings under the Sumitomo facility bore interest at a weighted average interest rate of 3.066% for the year ended September 30, 2013. For the years ended September 30, 2013 and 2012, the Company recorded interest expense of $1.7 million and $1.2 million, respectively, related to the Sumitomo facility. For the year ended September 30, 2011, the Company did not record interest expense related to the Sumitomo facility.

As of September 30, 2013, except for assets that were funded through the Company’s SBIC subsidiaries, substantially all of the Company’s assets were pledged as collateral under the Wells Fargo facility, the ING

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 6. Lines of Credit  – (continued)

facility or the Sumitomo facility. With respect to the assets funded through the Company’s SBIC subsidiaries, the SBA, as a creditor, will have a superior claim to the SBIC subsidiaries’ assets over the Company’s stockholders.

Interest expense for the years ended September 30, 2013, 2012 and 2011 was $33.5 million, $23.2 million and $15.1 million, respectively.

Note 7. Interest and Dividend Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company’s policy, accrued interest is evaluated periodically for collectability. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

The Company holds debt in its portfolio that contains PIK interest provisions. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company generally ceases accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect the portfolio company to be able to pay all principal and interest due. The Company’s decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; the Company’s assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by the Company in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, the Company determines whether to cease accruing PIK interest on a loan or debt security. The Company’s determination to cease accruing PIK interest on a loan or debt security is generally made well before the Company’s full write-down of such loan or debt security.

Accumulated PIK interest activity for the years ended September 30, 2013 and September 30, 2012 was as follows:

	Year Ended September 30, 2013	Year Ended September 30, 2012
PIK balance at beginning of period	$18,431	$22,672
Gross PIK interest accrued	17,532	17,993
PIK income reserves(1)	(745)	(4,198)
PIK interest received in cash	(8,514)	(5,477)
Loan exits and other PIK adjustments	(2,769)	(12,559)
PIK balance at end of period	$23,935	$18,431

(1)	PIK income is generally reserved for when a loan is placed on PIK non-accrual status.

As of September 30, 2013, there were no investments on which the Company had stopped accruing cash interest, PIK interest or OID income. As of September 30, 2012, the Company had stopped accruing PIK

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 7. Interest and Dividend Income  – (continued)

interest on one investment. As of September 30, 2011, the Company had stopped accruing cash interest, PIK interest and OID on four investments that had not paid all of their scheduled cash interest payments for the period ended September 30, 2011.

The percentages of the Company’s portfolio debt investments at cost and fair value by accrual status for the years ended September 30, 2013, 2012 and 2011 were as follows:

	September 30, 2013				September 30, 2012				September 30, 2011
	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio	Cost	% of Debt Portfolio	Fair Value	% of Debt Portfolio	Cost	% of Portfolio	Fair Value	% of Debt Portfolio
Accrual	$1,779,201	100.00%	$1,793,463	100.00%	$1,217,393	99.26%	$1,237,961	99.74%	$1,098,434	96.54%	$1,091,857	99.29%
PIK non-accrual	—	—	—	—	9,096	0.74	3,236	0.26%	—	—	—	—
Cash non-accrual(1)	—	—	—	—	—	—	—	—	39,320	3.46	7,851	0.71
Total	$1,779,201	100.00%	$1,793,463	100.00%	$1,226,489	100.00%	$1,241,197	100.00%	$1,137,754	100.00%	$1,099,708	100.00%

(1)	Cash non-accrual status is inclusive of PIK and other noncash income, where applicable.

The non-accrual status of the Company’s portfolio investments as of September 30, 2013, 2012 and 2011 was as follows:

	September 30, 2013	September 30, 2012	September 30, 2011
Coll Materials Group LLC(1)	—	PIK non-accrual	—
Lighting by Gregory, LLC(1)	—	—	Cash non-accrual
O’Currance, Inc.(1)	—	—	Cash non-accrual
Premier Trailer Leasing, Inc.(1)	—	—	Cash non-accrual
Repechage Investments Limited(1)	—	—	Cash non-accrual

(1)	The Company no longer holds this investment. See Note 9 for a discussion of the Company’s recent realization events.

Income non-accrual amounts for the years ended September 30, 2013, 2012 and 2011 were as follows:

	Year ended September 30, 2013(1)	Year ended September 30, 2012	Year ended September 30, 2011
Cash interest income	$280	$3,068	$5,815
PIK interest income	745	4,198	851
OID income	—	96	105
Total	$1,025	$7,362	$6,771

(1) Income non-accrual amounts for the year ended September 30, 2013 include amounts for investments that were no longer held at year end.

Note 8. Taxable/Distributable Income and Dividend Distributions

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) origination and exit fees received in connection with investments in portfolio companies; (3) organizational and deferred offering costs; (4) recognition of interest income on certain loans; and (5) income or loss recognition on exited investments.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 8. Taxable/Distributable Income and Dividend Distributions  – (continued)

At September 30, 2013, the Company has net loss carryforwards of $107.4 million to offset net capital gains, to the extent provided by federal tax law. Of the capital loss carryforwards, $1.5 million will expire on September 30, 2017, $10.3 million will expire on September 30, 2019, and $95.6 million will not expire. During the year ended September 30, 2013, the Company realized capital losses from the sale of investments after October 31, 2012 and prior to year end (“post-October capital losses”) of $21.3 million, which for tax purposes are treated as arising on the first day of the following year.

Listed below is a reconciliation of “net increase in net assets resulting from operations” to taxable income for the year ended September 30, 2013.

Net increase in net assets resulting from operations	$101,821
Net unrealized appreciation	(13,397)
Book/tax difference due to loan fees	(12,069)
Book/tax difference due to organizational and deferred offering costs	(87)
Book/tax difference due to interest income on certain loans	424
Book/tax difference due to capital losses not recognized	26,529
Other book-tax differences	(2,181)
Taxable/Distributable Income(1)	$101,040

(1)	The Company’s taxable income for 2013 is an estimate and will not be finally determined until the Company files its tax return for the fiscal year ended September 30, 2013. Therefore, the final taxable income may be different than the estimate.

As of September 30, 2013, the components of accumulated undistributed income on a tax basis were as follows:

Undistributed ordinary income, net (RIC status)	$—
Realized capital losses	(107,433)
Unrealized gains, net	32,393

The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences. The Company has recorded a deferred tax asset for the difference in the book and tax basis of certain equity investments and tax net operating losses held by its taxable subsidiaries of $1.4 million. However, this amount has been fully offset by a valuation allowance of $1.4 million, since it is more likely than not that these deferred tax assets will not be realized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company is permitted to carry forward any net capital losses, if any, incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment net loss carryforwards may be more likely to expire unused.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 8. Taxable/Distributable Income and Dividend Distributions  – (continued)

Distributions to stockholders are recorded on the record date. The Company is required to distribute annually to its stockholders at least 90% of its net taxable income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors and is based on management’s estimate of the Company’s annual taxable income. The Company maintains an “opt out” dividend reinvestment plan for its stockholders.

The Company’s Board of Directors has declared and the Company has paid the following distributions from inception to September 30, 2013:

Distribution Type	Date Declared	Record Date	Payment Date	Amount Per Share
Quarterly	5/1/2008	5/19/2008	6/3/2008	$0.30
Quarterly	8/6/2008	9/10/2008	9/26/2008	0.31
Quarterly	12/9/2008	12/19/2008	12/29/2008	0.32
Quarterly	12/9/2008	12/30/2008	1/29/2009	0.33
Special	12/18/2008	12/30/2008	1/29/2009	0.05
Quarterly	4/14/2009	5/26/2009	6/25/2009	0.25
Quarterly	8/3/2009	9/8/2009	9/25/2009	0.25
Quarterly	11/12/2009	12/10/2009	12/29/2009	0.27
Quarterly	1/12/2010	3/3/2010	3/30/2010	0.30
Quarterly	5/3/2010	5/20/2010	6/30/2010	0.32
Quarterly	8/2/2010	9/1/2010	9/29/2010	0.10
Monthly	8/2/2010	10/6/2010	10/27/2010	0.10
Monthly	8/2/2010	11/3/2010	11/24/2010	0.11
Monthly	8/2/2010	12/1/2010	12/29/2010	0.11
Monthly	11/30/2010	1/4/2011	1/31/2011	0.1066
Monthly	11/30/2010	2/1/2011	2/28/2011	0.1066
Monthly	11/30/2010	3/1/2011	3/31/2011	0.1066
Monthly	1/30/2011	4/1/2011	4/29/2011	0.1066
Monthly	1/30/2011	5/2/2011	5/31/2011	0.1066
Monthly	1/30/2011	6/1/2011	6/30/2011	0.1066
Monthly	5/2/2011	7/1/2011	7/29/2011	0.1066
Monthly	5/2/2011	8/1/2011	8/31/2011	0.1066
Monthly	5/2/2011	9/1/2011	9/30/2011	0.1066
Monthly	8/1/2011	10/14/2011	10/31/2011	0.1066
Monthly	8/1/2011	11/15/2011	11/30/2011	0.1066
Monthly	8/1/2011	12/13/2011	12/23/2011	0.1066
Monthly	11/10/2011	1/13/2012	1/31/2012	0.0958
Monthly	11/10/2011	2/15/2012	2/29/2012	0.0958
Monthly	11/10/2011	3/15/2012	3/30/2012	0.0958
Monthly	2/7/2012	4/13/2012	4/30/2012	0.0958
Monthly	2/7/2012	5/15/2012	5/31/2012	0.0958
Monthly	2/7/2012	6/15/2012	6/29/2012	0.0958
Monthly	5/7/2012	7/13/2012	7/31/2012	0.0958

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 8. Taxable/Distributable Income and Dividend Distributions  – (continued)

Distribution Type	Date Declared	Record Date	Payment Date	Amount Per Share
Monthly	5/7/2012	8/15/2012	8/31/2012	0.0958
Monthly	5/7/2012	9/14/2012	9/28/2012	0.0958
Monthly	8/6/2012	10/15/2012	10/31/2012	0.0958
Monthly	8/6/2012	11/15/2012	11/30/2012	0.0958
Monthly	8/6/2012	12/14/2012	12/28/2012	0.0958
Monthly	8/6/2012	1/15/2013	1/31/2013	0.0958
Monthly	8/6/2012	2/15/2013	2/28/2013	0.0958
Monthly	1/14/2013	3/15/2013	3/29/2013	0.0958
Monthly	1/14/2013	4/15/2013	4/30/2013	0.0958
Monthly	1/14/2013	5/15/2013	5/31/2013	0.0958
Monthly	5/6/2013	6/14/2013	6/28/2013	0.0958
Monthly	5/6/2013	7/15/2013	7/31/2013	0.0958
Monthly	5/6/2013	8/15/2013	8/30/2013	0.0958
Monthly	8/5/2013	9/13/2013	9/30/2013	0.0958

For income tax purposes, the Company estimates that its distributions for the calendar year 2013 will be composed primarily of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar year 2013.

As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis. Because the Company did not satisfy these distribution requirements for calendar year 2010, the Company incurred a de minimis federal excise tax. The Company did not incur a federal excise tax for calendar years 2011 and 2012 and does not expect to incur a federal excise tax for calendar year 2013.

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Realized losses may also be recorded in connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

Net unrealized appreciation or depreciation reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation.

During the year ended September 30, 2013, the Company recorded investment realization events, including the following:

•	In October 2012, the Company received a cash payment of $4.2 million from Rail Acquisition Corp. in full satisfaction of all obligations related to the revolving loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In October 2012, the Company received a cash payment of $5.4 million from Bojangles in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments  – (continued)

•	In October 2012, the Company received a cash payment of $21.9 million from Blue Coat Systems, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In October 2012, the Company received a cash payment of $9.9 million from Insight Pharmaceuticals LLC in full satisfaction of all obligations related to the first lien loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In November 2012, the Company received a cash payment of $8.5 million from SolutionSet, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In January 2013, the Company received a cash payment of $30.2 million from NDSSI Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction. The Company also received an additional $3.0 million in connection with the sale of its preferred equity investment (including accumulated PIK of $0.9 million), realizing a gain of $0.1 million;
•	In January 2013, the Company received a cash payment of $44.6 million from Welocalize, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In February 2013, the Company received a cash payment of $14.6 million from Edmentum, Inc. in full satisfaction of all obligations under the first lien loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In February 2013, the Company received a cash payment of $7.1 million from Advanced Pain Management Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In March 2013, the Company received a cash payment of $10.0 million from eResearch Technology, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In March 2013, the Company received a cash payment of $15.0 million from AdVenture Interactive, Corp. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In March 2013, the Company received a cash payment of $19.5 million from idX Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In April 2013, the Company realized a loss in the amount of $11.2 million after the senior-most creditors foreclosed on the assets of Coll Materials Group, LLC. The Company maintains a $1.0 million receivable related to a financial guarantee related to the transaction;
•	In April 2013, the Company received a cash payment of $14.1 million from Huddle House, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments  – (continued)

•	In April 2013, the Company received a cash payment of $20.4 million from Slate Pharmaceuticals Acquisition Corp. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In April 2013, the Company received a cash payment of $12.5 million from Securus Technologies Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In May 2013, the Company received a cash payment of $9.6 million from ConvergeOne Holdings Corp. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In May 2013, the Company received a cash payment of $30.9 million from CompuCom Systems, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In May 2013, the Company received a cash payment of $31.1 million from Cardon Healthcare Network, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In May 2013, the Company restructured its investment in Trans-Trade Brokers, Inc. As part of the restructuring, the Company exchanged cash and its debt and equity securities for debt and equity securities in the restructured entity, TransTrade Operators, Inc., and recorded a realized loss in the amount of $6.1 million on this transaction;
•	In June 2013, the Company received a cash payment of $33.6 million from U.S. Retirement Partners, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In June 2013, the Company received a cash payment of $14.6 million from Traffic Solutions Holdings, Inc. in full satisfaction of all obligations related to the Term Loan A and Revolver under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In July 2013, the Company received a cash payment of $9.1 million from U.S. Collections, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In July 2013, the Company received a cash payment of $9.9 million from Ikaria Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In July 2013, the Company received a cash payment of $5.5 million from Miche Bag, LLC in full satisfaction of all obligations related to the Term Loan A under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In July 2013, the Company received a cash payment of $43.9 million from Tegra Medical, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In July 2013, the Company received a cash payment of $27.0 million from MX USA, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments  – (continued)

•	In August 2013, the Company restructured its investment in Eagle Hospital Physicians, Inc. As part of the restructuring, the Company exchanged cash and its debt securities for debt and equity securities in the successor entity, Eagle Hospital Physicians, LLC, and recorded a realized loss in the amount of $9.8 million on this transaction;
•	In August 2013, the Company received a cash payment of $43.5 million from InvestRx Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In September 2013, the Company received a cash payment of $43.1 million from Titan Fitness, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction; and
•	During the year ended September 30, 2013, the Company received cash payments of $59.9 million in connection with partial sales of debt investments in the open market and recorded a net realized gain of $0.4 million.

During the year ended September 30, 2012, the Company recorded investment realization events, including the following:

•	In November 2011, the Company recorded a realized loss in the amount of $18.1 million as a result of a Delaware bankruptcy court judge ruling which confirmed a Chapter 11 plan of reorganization that provided no recovery on the Company’s investment in Premier Trailer Leasing, Inc.;
•	In November 2011, the Company received a cash payment of $20.2 million from IZI Medical Products, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and the Company received an additional $1.3 million proceeds from its equity investment, realizing a gain of $0.8 million;
•	In December 2011, the Company received a cash payment of $23.0 million from ADAPCO, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In December 2011, the Company received a cash payment of $2.0 million from Best Vinyl Fence & Deck, LLC in full satisfaction of all obligations related to the Term Loan A under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In December 2011, the Company received a cash payment of $9.2 million from Actient Pharmaceuticals LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In January 2012, the Company received a cash payment of $18.5 million from IOS Acquisitions, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In February 2012, the Company received a cash payment of $2.1 million from O’Currance, Inc. The debt investment was exited below par and the Company recorded a realized loss in the amount of $10.7 million on this transaction;
•	In February 2012, the Company received a cash payment of $25.0 million from Ernest Health, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments  – (continued)

•	In March 2012, the Company received a cash payment of $47.7 million from CRGT, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In March 2012, the Company received a cash payment of $24.5 million from Epic Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In March 2012, the Company received a cash payment of $48.8 million from Dominion Diagnostics, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In March 2012, the Company received a cash payment of $5.0 million from Genoa Healthcare Holdings, LLC in full satisfaction of all obligations under the senior loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In May 2012, the Company received a cash payment of $28.9 million from JTC Education, Inc. in full satisfaction of all obligations under the first lien loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In May 2012, the Company received a cash payment of $6.1 million from Fitness Edge, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In June 2012, the Company received a cash payment of $20.2 million from Caregiver Services, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In July 2012, the Company received a cash payment of $1.0 million from Best Vinyl Fence & Deck, LLC. The Term Loan B debt investment was exited below par and the Company recorded a realized loss in the amount of $3.3 million on this transaction;
•	In July 2012, the Company received a cash payment of $8.7 million from Pacific Architects & Engineers, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In August 2012, the Company restructured its investment in Traffic Control & Safety Corp. As part of the restructuring, the Company exchanged cash and its debt and equity securities for debt and equity securities in the successor entity, Statewide Holdings, Inc., and recorded a realized loss in the amount of $10.9 million on this transaction;
•	In August 2012, the Company received a cash payment of $18.0 million from Stackpole Powertrain International ULC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In September 2012, the Company received a cash payment of $0.1 million in connection with the sale of its investment in Lighting by Gregory, LLC. The investment was exited below par and the Company recorded a realized loss in the amount of $5.3 million on this transaction;
•	In September 2012, the Company received total consideration of $0.6 million in connection with the exit of its investment in Repechage Investments Limited. The investment was exited below par and the Company recorded a realized loss in the amount of $3.6 million on this transaction; and

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments  – (continued)

•	In September 2012, the Company received a total consideration of $1.8 million in connection with the sale of its Rail Acquisition Corp. term loan investment. The debt investment was exited below par and the Company recorded a realized loss in the amount of $13.9 million on this transaction. The proceeds related to this sale had not yet been received as of September 30, 2012 and were recorded as receivables from unsettled transactions in the Consolidated Statement of Assets and Liabilities.

During the year ended September 30, 2011, the Company recorded investment realization events, including the following:

•	In October 2010, the Company received a cash payment of $8.7 million from Goldco, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In November 2010, the Company received a cash payment of $11.0 million from TBA Global, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In November 2010, the Company restructured its investment in Vanguard Vinyl, Inc. The restructuring resulted in a realized loss in the amount of $1.7 million;
•	In December 2010, the Company restructured its investment in Nicos Polymers & Grinding, Inc. The restructuring resulted in a realized loss in the amount of $3.9 million;
•	In December 2010, the Company received a cash payment of $25.3 million from Boot Barn in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In December 2010, the Company received a cash payment of $11.7 million from Western Emulsions, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;
•	In December 2010, the Company restructured its investment in Lighting by Gregory, LLC. The restructuring resulted in a realized loss in the amount of $7.8 million;
•	In March 2011, the Company received a cash payment of $5.0 million from AmBath/ReBath Holdings, Inc. as part of a restructuring of the loan agreement. The restructuring resulted in a realized loss in the amount of $0.3 million;
•	In March and April 2011, the Company received cash payments totaling $1.1 million from MK Network, LLC as part of a settlement of the loan agreement. In April 2011, the Company recorded a realized loss on this investment in the amount of $14.1 million;
•	In July 2011, the Company received a cash payment of $7.3 million from Filet of Chicken in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;
•	In July 2011, the Company received a cash payment of $19.8 million from Cenegenics, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;
•	In August 2011, the Company terminated its interest rate swap agreement and realized a loss of $1.3 million, which included a reclassification of $0.8 million of prior unrealized depreciation;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments  – (continued)

•	In September 2011, the Company received a cash payment of $19.1 million from Flatout, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction; and
•	In September 2011, the Company received a cash payment of $0.1 million in connection with the sale of its investment in CPAC, Inc. The Company recorded a realized loss on this investment in the amount of $1.0 million.

During the years ended September 30, 2013, 2012 and 2011, the Company recorded net unrealized appreciation (depreciation) of $13.4 million, $56.0 million and ($6.5 million), respectively. For the year ended September 30, 2013, the Company’s net unrealized appreciation consisted of $16.4 million of net reclassifications to realized losses on debt and equity investments (resulting in unrealized appreciation) and $10.9 million of net unrealized appreciation on equity investments, offset by $13.9 million of net unrealized depreciation on debt investments.

For the year ended September 30, 2012, the Company’s net unrealized appreciation consisted of $66.6 million of net reclassifications to realized losses on debt and equity investments (resulting in unrealized appreciation), $0.1 million of net unrealized appreciation on equity investments, offset by $10.7 million of net unrealized depreciation on debt investments.

For the year ended September 30, 2011, the Company’s net unrealized depreciation consisted of $34.6 million of net unrealized depreciation on debt investments, offset by $25.6 million of net reclassifications to realized losses on investments and interest rate swaps (resulting in unrealized appreciation) and $2.5 million of net unrealized appreciation on equity investments.

Note 10. Concentration of Credit Risks

The Company places its cash in financial institutions and at times such balances may be in excess of the FDIC insured limit. The Company limits its exposure to credit loss by depositing its cash with high credit quality financial institutions and monitoring their financial stability.

Note 11. Related Party Transactions

The Company has entered into an investment advisory agreement with the Investment Adviser. Under the investment advisory agreement, the Company pays the Investment Adviser a fee for its services consisting of two components — a base management fee and an incentive fee.

Base management Fee

The base management fee is calculated at an annual rate of 2% of the Company’s gross assets, which includes any borrowings for investment purposes but excludes any cash and cash equivalents held at the end of each quarter. The base management fee is payable quarterly in arrears and the fee for any partial month or quarter is appropriately prorated.

For the year ended September 30, 2013, the Investment Adviser voluntarily waived the portion of the base management fee attributable to certain new investments, which resulted in aggregate waivers of $2.3 million.

For the years ended September 30, 2013, 2012 and 2011, base management fees (net of waivers) were $33.4 million, $23.8 million and $19.7 million, respectively. At September 30, 2013 and September 30, 2012, the Company had liabilities on its Consolidated Statements of Assets and Liabilities in the amounts of $9.6 million and $6.6 million, respectively, reflecting the unpaid portion of the base management fee payable to the Investment Adviser.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 11. Related Party Transactions  – (continued)

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	No incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);
•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and
•	20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date) and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

GAAP requires the Company to accrue for the theoretical capital gains incentive fee that would be payable after giving effect to the net realized and unrealized capital appreciation. It should be noted that a fee so calculated and accrued would not necessarily be payable under the investment advisory agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts ultimately paid under the investment advisory agreement will be consistent with the formula reflected in the

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 11. Related Party Transactions  – (continued)

investment advisory agreement. The Company does not currently accrue for capital gains incentive fees due to the accumulated realized losses in the portfolio.

For the years ended September 30, 2013, 2012 and 2011, incentive fees were $28.2 million, $22.0 million and $16.8 million, respectively. At September 30, 2013 and September 30, 2012, the Company had liabilities on its Consolidated Statements of Assets and Liabilities in the amounts of $7.2 million and $5.6 million, respectively, reflecting the unpaid portion of the incentive fee payable to the Investment Adviser.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Company’s Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Company’s Investment Adviser.

Administration Agreement

The Company has also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, FSC, Inc. assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company reimburses FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their staffs. Such reimbursement is at cost with no profit to, or markup by, FSC, Inc. FSC, Inc. may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

For the year ended September 30, 2013, the Company accrued administrative expenses of $4.3 million, including $2.3 million of general and administrative expenses, which are due to FSC, Inc. At September 30, 2013, $0.8 million was included in Due to FSC, Inc. in the Consolidated Statement of Assets and Liabilities. For the year ended September 30, 2013, the Company accrued administrative expenses of $4.1 million, including $2.1 million of general and administrative expenses, which were due to FSC, Inc.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 12. Financial Highlights

	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value at beginning of period	$9.92	$10.07	$10.43	$10.84	$13.02
Net investment income	1.04	1.11	1.05	0.95	1.27
Net unrealized appreciation (depreciation) on investments and interest rate swap	0.12	0.70	(0.10)	(0.04)	(0.44)
Net realized loss on investments and interest rate swap	(0.24)	(0.81)	(0.47)	(0.42)	(0.58)
Distributions of ordinary income	(0.90)	(1.04)	(1.20)	(0.96)	(1.19)
Tax return of capital	(0.25)	(0.14)	(0.06)	—	(0.01)
Net issuance of common stock	0.16	0.03	0.42	0.06	(1.23)
Net asset value at end of period	$9.85	$9.92	$10.07	$10.43	$10.84
Per share market value at beginning of period	$10.98	$9.32	$11.14	$10.93	$10.05
Per share market value at end of period	$10.29	$10.98	$9.32	$11.14	$10.93
Total return(1)	4.89%	32.59%	(6.76)%	11.22%	26.86%
Common shares outstanding at beginning of period	91,048	72,376	54,550	37,879	22,614
Common shares outstanding at end of period	139,041	91,048	72,376	54,550	37,879
Net assets at beginning of period	$903,570	$728,627	$569,172	$410,556	$294,336
Net assets at end of period	$1,368,872	$903,570	$728,627	$569,172	$410,556
Average net assets(2)	$1,095,225	$790,921	$677,354	$479,004	$291,401
Ratio of net investment income to average net assets	10.50%	11.13%	9.91%	8.98%	10.76%
Ratio of total expenses to average net assets(3)	9.74%	9.95%	8.79%	5.74%	6.34%
Ratio of portfolio turnover to average investments at fair value	38.22%	29.74%	7.26%	2.24%	—%
Weighted average outstanding debt(4)	$597,596	$421,366	$247,549	$22,592	$5,019
Average debt per share	$5.42	$5.30	$3.86	$0.50	$0.20

(1)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan.
(2)	Calculated based upon the weighted average net assets for the period.
(3)	The ratio of total expenses to average net assets excluding voluntary fee waivers would be 9.95% for the year ended September 30, 2013.
(4)	Calculated based upon the weighted average of loans payable for the period.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 13. Interest Rate Swap

In August 2010, the Company entered into a three-year interest rate swap agreement to mitigate its exposure to adverse fluctuations in interest rates for a total notional amount of $100.0 million. Under the interest rate swap agreement, the Company paid a fixed interest rate of 0.99% and received a floating rate based on the prevailing one-month LIBOR.

Swaps contain varying degrees of off-balance sheet risk which could result from changes in the market values of underlying assets, indices or interest rates and similar items. As a result, the amounts recognized in the Consolidated Statement of Assets and Liabilities at any given date may not reflect the total amount of potential losses that the Company could ultimately incur.

In August 2011, the Company terminated the interest rate swap agreement and realized a loss of $1.3 million, which includes a reclassification of $0.8 million of prior unrealized depreciation.

As of September 30, 2013, the Company was no longer party to any interest rate swap agreements.

Note 14. Convertible Notes

On April 12, 2011, the Company issued $152 million unsecured convertible notes, including $2 million issued to Leonard M. Tannenbaum, the Company’s Chief Executive Officer. The Convertible Notes were issued pursuant to an Indenture, dated April 12, 2011 (the “Indenture”), between the Company and the Trustee.

The Convertible Notes mature on April 1, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Notes bear interest at a rate of 5.375% per annum payable semiannually in arrears on April 1 and October 1 of each year. The Convertible Notes are the Company’s unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles.

Prior to the close of business on the business day immediately preceding January 1, 2016, holders may convert their Convertible Notes only under certain circumstances set forth in the Indenture, such as during specified periods when the Company’s shares of common stock trade at more than 110% of the then applicable conversion price or the Convertible Notes trade at less than 98% of their conversion value. On or after January 1, 2016 until the close of business on the business day immediately preceding the Maturity Date, holders may convert their Convertible Notes at any time. Upon conversion, the Company will deliver shares of its common stock. The conversion rate was initially, and currently is, 67.7415 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $14.76 per share of common stock). The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of the Company’s common stock in excess of a monthly dividend of $0.1066 per share, but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders. Based on the current conversion rate, the maximum number of shares of common stock that would be issued upon conversion of the $115 million convertible debt outstanding at September 30, 2013 is 7,790,273. If the Company delivers shares of common stock upon a conversion at the time that net asset value per share exceeds the conversion price in effect at such time, the Company’s stockholders may incur dilution. In addition, the Company’s stockholders will experience dilution in their ownership percentage of common stock upon the issuance of common stock in connection with the conversion of the Company’s convertible notes and

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 14. Convertible Notes  – (continued)

any dividends paid on common stock will also be paid on shares issued in connection with such conversion after such issuance. The shares of common stock issued upon a conversion are not subject to registration rights.

The Company may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect of the Company, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Notes, and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture.

For the years ended September 30, 2013, 2012 and 2011, the Company recorded interest expense of $6.8 million, $7.1 million, and $4.1 million, respectively, related to the Convertible Notes.

The Company may repurchase the Convertible Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any Convertible Notes repurchased by the Company may, at the Company’s option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any Convertible Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the indenture. The Company did not repurchase Convertible Notes during the year ended September 30, 2013. During the year ended September 30, 2012, the Company repurchased $20.0 million principal of the Convertible Notes in the open market for an aggregate purchase price of $17.9 million and surrendered them to the Trustee for cancellation. The Company recorded a gain on the extinguishment of these Convertible Notes in the amount of the difference between the reacquisition price and the net carrying amount, net of the proportionate amount of unamortized debt issuance costs. The net gain recorded was $1.6 million.

As of September 30, 2013, there were $115.0 million Convertible Notes outstanding, which had a fair value of $122.3 million.

Note 15. Unsecured Notes

2024 Notes

On October 18, 2012, the Company issued $75.0 million in aggregate principal amount of its 5.875% unsecured notes due 2024 (the “2024 Notes”) for net proceeds of $72.5 million after deducting underwriting commissions of $2.2 million and offering costs of $0.3 million.

The 2024 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the first supplemental indenture, dated October 18, 2012 (collectively, the “2024 Notes Indenture”), between the Company and the Trustee. The 2024 Notes are the Company’s unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2024 Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles.

Interest on the 2024 Notes is paid quarterly in arrears on January 30, April 30, July 30 and October 30, at a rate of 5.875% per annum. The 2024 Notes mature on October 30, 2024 and may be redeemed in whole

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 15. Unsecured Notes  – (continued)

or in part at any time or from time to time at the Company’s option on or after October 30, 2017. The 2024 Notes are listed on the New York Stock Exchange under the trading symbol “FSCE” with a par value of $25.00 per share.

The 2024 Notes Indenture contains certain covenants, including covenants requiring the Company’s compliance with (regardless of whether the Company is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act and with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring the Company to provide financial information to the holders of the 2024 Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2024 Notes Indenture. The Company may repurchase the 2024 Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any 2024 Notes repurchased by the Company may, at the Company’s option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any 2024 Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the 2024 Notes Indenture. During the years ended September 30, 2013, the Company did not repurchase any of the 2024 Notes in the open market.

For the year ended September 30, 2013, the Company recorded interest expense of $4.4 million related to the 2024 Notes.

As of September 30, 2013, there were $75.0 million 2024 Notes outstanding, which had a fair value of $72.9 million.

2028 Notes

In April and May 2013, the Company issued $86.3 million in aggregate principal amount of its 6.125% unsecured notes due 2028 (the “2028 Notes”) for net proceeds of $83.4 million after deducting underwriting commissions of $2.6 million and offering costs of $0.3 million. The proceeds included the underwriters’ full exercise of their overallotment option.

The 2028 Notes were issued pursuant to an indenture, dated April 30, 2012, as supplemented by the second supplemental indenture, dated April 4, 2013 (collectively, the “2028 Notes Indenture”), between the Company and the Trustee. The 2028 Notes are the Company’s unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2028 Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that it later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles. Interest on the 2028 Notes is paid quarterly in arrears on January 30, April 30, July 30 and October 30, at a rate of 6.125% per annum. The 2028 Notes mature on April 30, 2028 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 30, 2018. The 2028 Notes are listed on the NASDAQ Global Select Market under the trading symbol “FSCFL” with a par value of $25.00 per share.

The 2028 Notes Indenture contains certain covenants, including covenants requiring the Company’s compliance with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring the Company to provide financial information to the holders of the 2028 Notes and the Trustee if it ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2028 Notes Indenture. The Company may repurchase the 2028 Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any 2028 Notes

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 15. Unsecured Notes  – (continued)

repurchased by the Company may, at its option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any 2028 Notes surrendered for cancellation will be promptly canceled and no longer outstanding under the 2028 Notes Indenture. During the year ended September 30, 2013, the Company did not repurchase any of the 2028 Notes in the open market.

For the year ended September 30, 2013, the Company recorded interest expense of $2.7 million related to the 2028 Notes.

As of September 30, 2013, there were $86.3 million 2028 Notes outstanding, which had a fair value of $78.1 million.

Note 16. Subsequent Events

The Company’s management evaluated subsequent events through the date of issuance of these Consolidated Financial Statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the Consolidated Financial Statements as of and for the year ended September 30, 2013.

Schedule 12-14

Fifth Street Finance Corp.

(in thousands, except share and per share amounts, percentages and as otherwise indicated)
Schedule of Investments in and Advances to Affiliates
Year ended September 30, 2013

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2012	Gross Additions(3)	Gross Reductions(4)	Fair Value at September 30, 2013
Control Investments
Coll Materials Group LLC
Second Lien Term Loan A, 12% cash due 11/1/2014	230	1,238	—	(1,238)	—
Second Lien Term Loan B, 14% PIK due 11/1/2014	58	1,999	—	(1,999)	—
50% interest in CD HOLDCO, LLC	—	—	—	—	—
Traffic Solutions Holdings, Inc. (formerly Statewide Holdings, Inc.)
First Lien Term Loan A, L+8.5% (1.25% floor) cash due 8/10/2015	1,326	15,023	524	(15,547)	—
Second Lien Term Loan, 12% cash 3% PIK due 12/31/2016	2,283	14,068	607	(176)	14,499
First Lien Revolver, L+8.5% (1.25% floor) cash due 8/10/2015	35	—	146	(146)	—
LC Facility, 8.5% cash due 12/31/2016	341	—	14	(14)	—
746,114 Series A Preferred Units	778	14,377	1,514	—	15,891
746,114 Common Stock Units	—	6,535	4,920	(926)	10,529
TransTrade Operators, Inc.
First Lien Term Loan, 11% cash 3% PIK due 5/31/2016	655	—	13,666	(142)	13,524
596.67 Series A Common Units in TransTrade Holding LLC	—	—	—	—	—
3,033,333.33 Preferred Units in TransTrade Holding LLC	—	—	3,033	(2,494)	539
HFG Holdings, LLC
First Lien Term Loan, 6% cash 4% PIK due 6/10/2019	5,837	—	96,297	(3,000)	93,297
860,000 Class A Units	—	—	22,347	(1)	22,346
First Star Aviation, LLC
First Lien Term Loan, 9% cash 3% PIK due 1/9/2018	874	—	19,742	(531)	19,211
5,264,207 Common Units	—	—	5,264	—	5,264
Eagle Hospital Physicians, LLC
First Lien Term Loan A, 8% PIK due 8/1/2016	150	—	11,150	(1)	11,149
First Lien Term Loan B, 8.1% PIK due 8/1/2016	41	—	3,050	—	3,050
First Lien Revolver, 8% cash due 8/1/2016	41	—	—	—	—
4,100,000 Class A Common Units	—	—	6,203	—	6,203
Total Control Investments	$12,649	$53,240	$188,477	$(26,215)	$215,502

Fifth Street Finance Corp.

(in thousands, except share and per share amounts, percentages and as otherwise indicated)
Schedule of Investments in and Advances to Affiliates – (continued)
Year ended September 30, 2013

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2012	Gross Additions(3)	Gross Reductions(4)	Fair Value at September 30, 2013
Affiliate Investments
Caregiver Services, Inc.
1,080,399 shares of Series A Preferred Stock	—	2,924	350	(18)	3,256
AmBath/ReBath Holdings, Inc.
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2016	438	4,268	112	(1,108)	3,272
First Lien Term Loan B, 12.5% cash 2.5% PIK due 4/30/2016	3,806	23,995	1,415	(93)	25,317
4,668,788 shares of Preferred Stock	—	—	87	—	87
Total Affiliate Investments	$4,244	$31,187	$1,964	$(1,219)	$31,932
Total Control & Affiliate Investments	$16,893	$84,427	$190,441	$(27,434)	$247,434

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.
(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Non-Control/Non-Affiliate categories, respectively.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.
(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

Schedule 12-14

Fifth Street Finance Corp.

(in thousands, except share and per share amounts, percentages and as otherwise indicated)
Schedule of Investments in and Advances to Affiliates
Year ended September 30, 2012

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2011	Gross Additions(3)	Gross Reductions(4)	Fair Value at September 30, 2012
Control Investments
Lighting by Gregory, LLC
First Lien Term Loan A, 9.75% PIK due 2/28/2013	$60	$2,526	$3,318	$(5,844)	$—
First Lien Bridge Loan, 8% PIK due 3/31/2012	6	—	113	(113)	—
97.38% membership interest	—	—	1,210	(1,210)	—
Nicos Polymers & Grinding, Inc.(5)
First Lien Term Loan, 8% cash due 12/4/2017	110	5,190	200	(5,390)	—
First Lien Revolver, 8% cash due 12/4/2017	10	1,551	—	(1,551)	—
50% membership interest	—	5,233	—	(5,233)	—
Coll Materials Group LLC(5)
Second Lien Term Loan A, 12% cash due 11/1/2014	558	—	7,103	(5,865)	1,238
Second Lien Term Loan B, 14% PIK due 11/1/2014	40	—	2,040	(41)	1,999
50% interest in CD HOLDCO, LLC	—	—	8,709	(8,709)	—
Statewide Holdings, Inc.
First Lien Term Loan A, L+8.5% (1.25% floor) cash due 8/10/2014	661	—	15,496	(473)	15,023
First Lien Term Loan B, 12% cash 3% PIK due 8/10/2014	721	—	14,510	(442)	14,068
First Lien Revolver, L+8.5% (1.25% floor) cash due 8/10/2014	157	—	157	(157)	—
LC Facility, 8.5% cash due 8/10/2014	198	—	157	(157)	—
746,114 Series A Preferred Units	—	—	14,377	—	14,377
746,114 Common Stock Units	—	—	6,535	—	6,535
Total Control Investments	$2,521	$14,500	$73,925	$(35,185)	$53,240
Affiliate Investments
O’Currance, Inc.
First Lien Term Loan A, 12.875% cash 4% PIK due 3/21/2012	25	3,173	9,320	(12,493)	—
First Lien Term Loan B, 12.875% cash 4% PIK due 3/21/2012	13	324	953	(1,277)	—
1.75% Preferred Membership Interest in O’Currance Holding Co., LLC	—	—	130	(130)	—
3.3% Membership Interest in O’Currance Holding Co., LLC	—	—	250	(250)	—

Fifth Street Finance Corp.

(in thousands, except share and per share amounts, percentages and as otherwise indicated)
Schedule of Investments in and Advances to Affiliates – (continued)
Year ended September 30, 2012

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2011	Gross Additions(3)	Gross Reductions(4)	Fair Value at September 30, 2012
Caregiver Services, Inc.
Second Lien Term Loan A, LIBOR+6.85% (5.15% floor) cash due 2/25/2013	$643	$5,843	$185	$(6,028)	$—
Second Lien Term Loan B, 12.5% cash 4% PIK due 2/25/2013	2,645	15,067	1,184	(16,251)	—
1,080,399 shares of Series A Preferred Stock	—	1,490	1,434	—	2,924
AmBath/ReBath Holdings, Inc.
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/30/2014	113	—	4,268	—	4,268
First Lien Term Loan B, 12.5% cash 2.5% PIK due 12/30/2014	923	—	24,126	(131)	23,995
4,668,788 shares of Preferred Stock	—	—	—	—	—
Total Affiliate Investments	$4,362	$25,897	$41,850	$(36,560)	$31,187
Total Control & Affiliate Investments	$6,883	$40,397	$115,775	$(71,745)	$84,427

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.
(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Non-Control/Non-Affiliate categories, respectively.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.
(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.
(5)	Coll Materials Group LLC is the successor entity to Nicos Polymers & Grinding, Inc.

13,250,000 Shares

Common Stock

Fifth Street Finance Corp.

Prospectus Supplement

Morgan Stanley
UBS Investment Bank
Deutsche Bank Securities
RBC Capital Markets
SMBC Nikko

July 11, 2014